UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22781

Goldman Sachs Trust II

(Exact name of registrant as specified in charter)

200 West Street

15th Floor

New York, New York 10282

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman, Sachs & Co.	Dechert LLP
200 West Street	100 Oliver Street
New York, New York 10282	40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2016

Active Equity Multi-Manager Funds
Multi-Manager International Equity
Multi-Manager U.S. Dynamic Equity
Multi-Manager U.S. Small Cap Equity

Active Equity Multi-Manager Funds

■	MULTI-MANAGER INTERNATIONAL EQUITY

■	MULTI-MANAGER U.S. DYNAMIC EQUITY

■	MULTI-MANAGER U.S. SMALL CAP EQUITY

Market Review	1

Portfolio Management Discussions and Performance Summaries	3

Schedules of Investments	20

Financial Statements	32

Financial Highlights	36

Notes to the Financial Statements	42

Report of Independent Registered Public Accounting Firm	54

Other Information	55

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Active Equity Multi-Manager Funds

Market Review

The 12 months ended October 31, 2016 (the “Reporting Period”) were marked by spans of uncertainty and volatility, beginning with the Federal Reserve’s (the “Fed”) first interest rate increase in nearly a decade in December 2015. Shortly thereafter, the People’s Bank of China took the step of devaluing its currency, the renminbi, setting off a sharp worldwide sell-off in risk assets, as investors sought what they perceived to be relative safety in the uncertainty surrounding the scale and impact of Chinese monetary policy. This “risk off” sentiment persisted into the middle of February 2016, then subsided until uncertainty around the U.K.’s June 2016 referendum on whether to remain a member of the European Union led to significant price action in U.K. assets. The U.K.’s unexpected decision to leave the European Union, popularly known as “Brexit”, set off another sharp sell-off in equity and currency markets in late June 2016. The British pound dropped precipitously versus the U.S. dollar and the euro, hitting levels not seen since the 1980s.

Equities generally recovered from the Brexit shock over the summer of 2016, as markets turned their attention to the then-upcoming U.S. election. Meanwhile, the Fed expressed an unexpectedly dovish outlook following the volatility of early 2016, reducing the number of potential 2016 interest rate hikes from four to two. (Dovish commentary tends to suggest lower interest rates.) Accommodative monetary policy persisted globally. The European Central Bank left its interest rates unchanged. The Bank of Japan left its interest rates steady while announcing a plan to target its yield curve, or spectrum of maturities, and adjusting its inflation goal to exceed 2%.

Global equity markets ended the Reporting Period broadly positive despite the Reporting Period’s volatility. In the U.S., equities gained strength in the information technology sector and showed strong performance from higher yielding, traditionally defensive sectors, such as utilities, telecommunication services and consumer staples. Quantitative easing on a worldwide scale drove investors to search elsewhere for yield, boosting traditionally defensive equity sectors as well as corporate credit. On the other hand, health care companies underperformed the broader U.S. equity market, as election year rhetoric increased worries about downward pressure on drug pricing and increased regulatory scrutiny. Financials, facing margin pressure from low interest rates and regulatory spending, also underperformed. Low volatility stocks outperformed in the defensive sector rally, and oil prices rebounded from early 2016 lows, boosting the energy sector and certain commodity-linked businesses.

Credit markets ended the Reporting Period in largely positive territory, as accommodative monetary policy drove yield-hungry investors into the corporate credit markets. Credit spreads, or yield differentials to government bonds, tightened from their January 2016 highs, with commodity-exposed and energy-related industries, particularly within the high yield corporate bond sector, leading gains. In the U.S., issuers took advantage of low interest rates and strong foreign demand to drive new offerings. Abroad, emerging market credit, offering comparatively more attractive yields and less sovereign leverage, rallied. Money market reform in the U.S. led to significant outflows from prime money market funds into government money market funds, leading to an increase in the three-month LIBOR rate and implications of the coupon rates of floating rate credit.

Public real estate markets were similarly driven during the Reporting Period by investors’ search for yield within a low interest rate environment. While global real estate markets finished the Reporting Period in positive territory, there was significant dispersion in performance between higher yielding and lower yielding securities, with higher yielding

MARKET REVIEW

securities significantly outperforming. The markets experienced notable volatility during the Reporting Period, with a sell-off in U.S. office real estate investment trusts (“REITs”) at the beginning of 2016, a notable rally in Japanese REITs in the first quarter of 2016 despite concerns around quality and valuation following the Bank of Japan’s move to negative interest rates, and a sharp decline and subsequent rebound in U.K. real estate immediately following the European Union referendum vote in June 2016. In the third quarter of 2016 and in October 2016, we saw a rotation in the markets, as pockets that had previously outperformed took a pause, while renewed flows into areas of the market that have previously been stressed, including Hong Kong, stood out to the upside.

By the end of the Reporting Period, the market-implied probability of an interest rate hike by the Fed by December 2016 was 70%. Global central banks, while maintaining policies of quantitative easing, had begun to discuss the limitations of further easing and the broader implications of continued easing in the market. At the end of the Reporting Period, it appeared that political uncertainty in the U.S. surrounding the November 8 election and its aftermath as well as concerns about the effect of a potential “hard Brexit” in March 2017 were likely to be drivers of near-term market volatility. (“Hard Brexit” is one of the ways the U.K. could separate itself from the European Union; opposite of “soft Brexit.” Both terms refer to the closeness or distance of the U.K.’s relationship with the European Union after the separation has been completed.)

PORTFOLIO RESULTS

Multi-Manager International Equity Fund

Investment Objective and Principal Strategy

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated an average annual total return of -0.82%. This return compares to the -3.22% average annual total return of the Fund’s benchmark, the MSCI® EAFE® Index (Net, USD, Unhedged) (the “Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ an international equity investment strategy. During the Reporting Period, the Fund allocated capital to three Underlying Managers as part of its top-level strategy allocation — Causeway Capital Management LLC (“Causeway”), Massachusetts Financial Services Company doing business as MFS Investment Management (“MFS”) and WCM Investment Management (“WCM”).

Of the three Underlying Managers with allocated capital during the Reporting Period, one generated positive absolute returns and two posted negative absolute returns. Still, the Fund outperformed the Index on a relative basis, driven primarily by the performance of growth-oriented Underlying Manager WCM.

Q	Which international equity strategies most significantly affected Fund performance?

A	The Fund’s relative outperformance was driven by growth-oriented manager WCM, which posted positive absolute returns and outperformed the Index, benefiting from strong stock selection in financials, effective allocation positioning in health care, and both effective allocation positioning and stock selection in information technology. Core-oriented manager MFS posted negative absolute returns but outperformed the Index due to effective allocation positioning and stock selection in information technology and positive stock selection in industrials. MFS’ outperformance was somewhat dampened by weak stock selection in materials, which detracted from performance. Value-oriented manager Causeway also posted negative absolute returns but underperformed the Index during the Reporting Period due to poor stock selection in the financials, industrials and materials sectors. Strong stock selection in consumer discretionary and an overweight to telecommunication services partially mitigated Causeway’s underperformance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used forward foreign currency exchange contracts to take positions in select non-U.S. markets. The use of these derivatives did not have a material impact on the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	There were no changes to the Fund’s allocations of assets to Underlying Managers during the Reporting Period. As of October 31, 2016, the Fund’s assets were allocated approximately 44% to Causeway, 19% to MFS and 36% to WCM. The remainder of the Fund’s assets were invested in cash and cash equivalents.

Q	Were there any changes to the Fund’s management team during the Reporting Period?

A	Effective August 19, 2016, Jason Gottlieb was removed as a portfolio manager of the Fund. Kent Clark and Tom Murray were added as portfolio managers of the Fund, joining Betsy Gorton.

PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund was more defensively positioned than the Index. Compared to the Index, the Fund was overweight to information technology and health care, while underweight to financials, real estate, industrials and utilities at the end of the Reporting Period. The Fund held an approximately 5% position in cash at the end of October 2016. On a regional basis, the Fund was slightly underweight relative to the Index in the U.K. and significantly underweight Japan and developed Asia. The Fund also maintained out-of-Index exposure to emerging markets and North America. From a market capitalization perspective, the Fund was overweight at the end of the Reporting Period in mega cap stocks, while maintaining an underweight position relative to the Index in mid-cap companies.

We intend to continue to position the Fund in alignment with our longer-term strategic views within the international equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

FUND BASICS

Multi-Manager International Equity Fund

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015–October 31, 2016	Fund Total Return (based on NAV)[1]	MSCI® EAFE® Index (Net, USD, Unhedged)[2]
Institutional	-0.82%	-3.22%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The MSCI® EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/16	One Year	Since Inception	Inception Date
Institutional	8.03%	-2.54%	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.57%	1.03%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 10/31/16[5]
Holding	% of Net Assets	Line of Business
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2.2%	Semiconductors & Semiconductor Equipment
Nestle SA	2.2	Food Products
Reckitt Benckiser Group PLC	2.1	Household Products
Akzo Nobel NV	1.8	Chemicals
Schneider Electric SE	1.7	Electrical Equipment
Volkswagen AG	1.7	Automobiles
Roche Holding AG	1.6	Pharmaceuticals
Compass Group PLC	1.6	Hotels, Restaurants & Leisure
Chubb Ltd.	1.6	Insurance
Novartis AG	1.6	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS (%)[6]
As of October 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $1,000,000 investment made on July 31, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE® Index (Net, USD, Unhedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Underlying Managers’ decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Multi-Manager International Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from July 31, 2015 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Since Inception

Institutional (Commenced July 31, 2015)	-0.82%	-4.46%

PORTFOLIO RESULTS

Multi-Manager U.S. Dynamic Equity Fund

Investment Objective and Principal Strategy

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager U.S. Dynamic Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated an average annual total return of -3.54%. This return compares to the 4.50% average annual total return of the Fund’s benchmark, the S&P 500® Total Return Index (the “Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ a dynamic equity investment strategy. During the Reporting Period, the Fund allocated capital to four Underlying Managers as part of its top-level strategy allocation — Sirios Capital Management, L.P. (“Sirios”), Smead Capital Management, Inc. (“Smead”), Weitz Investment Management, Inc. (“Weitz”) and Lazard Asset Management LLC (“Lazard”). Lazard was added as an Underlying Manager and funded in September 2016.

Of the four Underlying Managers with allocated capital during the Reporting Period, all four generated negative absolute returns. While all four Underlying Managers also underperformed the Index on a relative basis, Sirios and Smead experienced the most notable underperformance.

Q	Which dynamic equity strategies most significantly affected Fund performance?

A	The Fund’s relative underperformance was driven most by core-oriented manager Smead and growth-oriented manager Sirios. Smead lagged the Index due primarily to stock selection within and an overweight to consumer discretionary, partially offset by its underweight to energy, which contributed positively. Stock selection in health care and financials detracted most from Sirios’ relative results, only partially offset by effective positioning in information technology and consumer staples. Stock selection in consumer discretionary and health care negatively impacted performance for Weitz, partially mitigated by favorable stock selection in energy and industrials. Lazard marginally contributed to the Fund’s underperformance since funding in September 2016 due to weak stock selection in information technology and consumer discretionary.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used forward foreign currency exchange contracts to take positions in select non-U.S. markets. The use of these derivatives did not have a material impact on the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	Allocations to Weitz were halted in November 2015 and thereafter cash flows into the Fund were allocated to Sirios and Smead and Weitz’s allocation was reduced. In April 2016, we revised the target Underlying Manager allocations from 33% each to 35.5% to Sirios, 35.5% to Smead and 28% to Weitz with the remainder of the Fund’s assets invested in cash and cash equivalents. Weitz’s allocation was further reduced to 18% in September 2016 in order to fund Lazard at 10%.

As of October 31, 2016, the Fund’s assets were allocated approximately 35.5% to Sirios, 35.5% to Smead, 18% to Weitz and 10% to Lazard.

PORTFOLIO RESULTS

Q	Were there any changes to the Fund’s management team during the Reporting Period?

A	Effective August 19, 2016, Jason Gottlieb was removed as a portfolio manager of the Fund. Kent Clark and Yvonne Woo were added as portfolio managers of the Fund, joining Betsy Gorton.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	The addition of Lazard as an Underlying Manager in September 2016 moderately reduced the Fund’s overweight to consumer discretionary and, within financials, to banks, and added more exposure to the information technology and consumer staples sectors in the Fund. That said, compared to the Index, the Fund was still overweight to consumer discretionary at the end of the Reporting Period, primarily concentrated in media. The Fund was underweight to information technology, consumer staples and industrials at the end of the Reporting Period and had no exposure to utilities, which had been a drag on relative results year-to-date through October 31, 2016. The Fund held an approximately 4% position in cash at the end of October 2016. In terms of market capitalization, the Fund maintained a significant underweight to mega caps and an overweight relative to the Index in small/mid cap stocks. Regionally, the Fund was primarily invested in North American equities, but also had modest exposure to companies domiciled in Europe and the U.K.

We intend to continue to position the Fund in alignment with our longer-term strategic views within the U.S. equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

FUND BASICS

Multi-Manager U.S. Dynamic Equity Fund

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015–October 31, 2016	Fund Total Return (based on NAV)[1]	S&P 500® Total Return Index[2]
Institutional	-3.54%	4.50%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The S&P 500® Total Return Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/16	One Year	Since Inception	Inception Date
Institutional	4.69%	-4.94%	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.79%	1.44%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 10/31/16[5]
Holding	% of Net Assets	Line of Business
Berkshire Hathaway, Inc. Class B	3.5%	Diversified Financial Services
Allergan PLC	3.4	Pharmaceuticals
Bank of America Corp.	3.3	Banks
eBay, Inc.	2.3	Internet Software & Services
NVR, Inc.	2.1	Household Durables
Time Warner, Inc.	2.1	Media
Wells Fargo & Co.	2.1	Banks
Constellation Brands, Inc. Class A	2.1	Beverages
Amgen, Inc.	2.0	Biotechnology
Aflac, Inc.	1.8	Insurance

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS (%)[6]
As of October 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $1,000,000 investment made on July 31, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® Total Return Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Underlying Managers’ decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Multi-Manager U.S. Dynamic Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from July 31, 2015 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Since Inception

Institutional (Commenced July 31, 2015)	-3.54%	-6.64%

PORTFOLIO RESULTS

Multi-Manager U.S. Small Cap Equity Fund

Investment Objective and Principal Strategy

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

The Multi-Manager U.S. Small Cap Equity Fund (the “Fund”) commenced operations on April 29, 2016. Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Fund’s performance and positioning for the period from its inception on April 29, 2016 through October 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated a cumulative total return of 5.20%. This return compares to the 6.13% cumulative total return of the Fund’s benchmark, the Russell 2000® Total Return Index (the “Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund posted solid positive absolute returns, it underperformed the Index during the Reporting Period. The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ a small-cap equity investment strategy. During the Reporting Period, the Fund allocated capital to three Underlying Managers as part of its top-level strategy allocation — Brown Advisory LLC (“Brown Advisory”), PNC Capital Advisors, LLC (“PNC”) and Robeco Investment Management, Inc., doing business as Boston Partners (“Boston Partners”).

Of the three Underlying Managers with allocated capital during the Reporting Period, all three generated positive absolute returns. However, on a relative basis, two of the Underlying Managers outperformed their respective benchmark index, while one underperformed its benchmark index during the Reporting Period.

Q	Which dynamic equity strategies most significantly affected Fund performance?

A	The Fund’s relative underperformance was driven most by core-oriented manager PNC and value-oriented manager Boston Partners. PNC underperformed the Index due to weak stock selection in financials and information technology, partially offset by stock selection in materials, which contributed positively. Boston Partners underperformed the Russell 2000® Value Index due to positioning in materials, health care and information technology. Boston Partners’ underperformance was somewhat mitigated by favorable positioning in consumer discretionary. Growth-oriented manager Brown Advisory outperformed the Russell 2000® Growth Index due to effective stock selection and allocation positioning within consumer discretionary, strong stock selection in information technology, and a favorable underweight to and stock selection in health care. Brown Advisory’s relative results were dampened somewhat by positioning in consumer staples and energy, which detracted from performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	As the Fund was launched on April 29, 2016, it was not a matter of making changes during the Reporting Period but of building the Fund’s portfolios. As of October 31, 2016, the Fund’s assets were allocated approximately 44% to Boston Partners, 30% to Brown Advisory and 25% to PNC.

Q	Were there any changes to the Fund’s management team during the Reporting Period?

A	Effective August 19, 2016, Jason Gottlieb was removed as a portfolio manager of the Fund. Kent Clark and Yvonne Woo

PORTFOLIO RESULTS

were added as portfolio managers of the Fund, joining Betsy Gorton.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Compared to the Index, the Fund did not have significantly overweighted or underweighted sector allocations at the end of the Reporting Period but was moderately overweight to industrials and financials and modestly underweight to real estate, utilities and health care. The Fund held an approximately 5% position in cash at the end of October 2016. In terms of market capitalization, the Fund maintained a slight small-mid cap bias, driven predominantly by Underlying Manager Brown Advisory.

We intend to continue to position the Fund in alignment with our longer-term strategic views within the U.S. small-cap equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

FUND BASICS

Multi-Manager U.S. Small Cap Equity Fund

as of October 31, 2016

PERFORMANCE REVIEW
April 29, 2016–October 31, 2016	Fund Total Return (based on NAV)[1]	Russell 2000® Total Return Index[2]
Institutional	5.20%	6.13%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The Russell 2000® Total Return Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/16	Since Inception	Inception Date
Institutional	9.90%	4/29/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.80%	2.19%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least March 31, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 10/31/16[5]
Holding	% of Net Assets	Line of Business
Drew Industries, Inc.	1.7%	Auto Components
EnerSys	1.5	Electrical Equipment
HEICO Corp.	1.3	Aerospace & Defense
World Fuel Services Corp.	1.3	Oil, Gas & Consumable Fuels
Waste Connections, Inc.	1.2	Commercial Services & Supplies
Lithia Motors, Inc. Class A	1.2	Specialty Retail
PAREXEL International Corp.	1.2	Life Sciences Tools & Services
Cogent Communications Holdings, Inc.	1.0	Diversified Telecommunication Services
Air Lease Corp.	1.0	Trading Companies & Distributors
PRA Group, Inc.	1.0	Consumer Finance

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS (%)[6]
As of October 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

MULTI-MANAGER U.S. SMALL CAP EQUITY

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $1,000,000 investment made on April 29, 2016 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Total Return Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Underlying Managers’ decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Multi-Manager U.S. Small Cap Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 29, 2016 through October 31, 2016.

Average Annual Total Return through October 31, 2016	Since Inception

Institutional (Commenced April 29, 2016)	5.20%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Index Definitions

The Russell 2000® Growth Index measures the performance of the small-cap growth stocks of the U.S. equity universe.

The Russell 2000® Value Index measures the performance of the small-cap value stocks of the U.S. equity universe.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments

October 31, 2016

Shares	Description	Value
Common Stocks – 93.2%
Australia – 2.0%
56,135	CSL Ltd. (Biotechnology)	$4,283,412
24,868	Orica Ltd. (Chemicals)	307,229
187,307	Westfield Corp. (Equity Real Estate Investment Trusts (REITs))	1,265,797

		5,856,438

Belgium* – 0.2%
9,662	KBC Group NV (Banks)	589,006

Brazil – 0.9%
439,723	Ambev SA ADR (Beverages)	2,594,366

Canada – 3.7%
14,231	Canadian National Railway Co. (Road & Rail)	894,703
29,042	Canadian Pacific Railway Ltd. (Road & Rail)	4,151,844
6,455	Constellation Software, Inc. (Software)	3,023,931
4,664	ECN Capital Corp.* (Diversified Financial Services)	10,188
37,861	Element Fleet Management Corp. (Diversified Financial Services)	368,928
104,600	Encana Corp. (Oil, Gas & Consumable Fuels)	997,416
3,444	Loblaw Cos. Ltd. (Food & Staples Retailing)	169,928
24,300	Manulife Financial Corp. (Insurance)	352,009
29,361	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	881,071

		10,850,018

China – 4.3%
4,803	Alibaba Group Holding Ltd. ADR* (Internet Software & Services)	488,417
13,100	Baidu, Inc. ADR* (Internet Software & Services)	2,316,866
2,095,000	CNOOC Ltd. (Oil, Gas & Consumable Fuels)	2,636,084
72,890	Ctrip.com International Ltd. ADR* (Internet & Direct Marketing Retail)	3,218,094
153,840	Tencent Holdings Ltd. (Internet Software & Services)	4,077,117

		12,736,578

Denmark – 3.9%
4,264	Carlsberg A/S Class B (Beverages)	384,162
44,065	Chr Hansen Holding A/S (Chemicals)	2,638,959
43,697	Coloplast A/S Class B (Health Care Equipment & Supplies)	3,044,050
78,577	Novo Nordisk A/S ADR (Pharmaceuticals)	2,792,627
67,659	Novozymes A/S (Chemicals)	2,509,932

		11,369,730

Common Stocks – (continued)
France – 11.1%
12,735	Air Liquide SA (Chemicals)	$1,294,037
33,913	BNP Paribas SA (Banks)	1,966,386
15,681	Bureau Veritas SA (Professional Services)	296,169
18,376	Danone SA (Food Products)	1,274,529
5,529	Dassault Systemes (Software)	437,635
223,632	Engie SA (Multi-Utilities)	3,225,157
23,671	Essilor International SA (Health Care Equipment & Supplies)	2,659,992
6,019	Hermes International (Textiles, Apparel & Luxury Goods)	2,438,330
3,166	L’Oreal SA (Personal Products)	567,218
29,810	Legrand SA (Electrical Equipment)	1,684,170
22,549	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	4,105,296
11,267	Pernod Ricard SA (Beverages)	1,339,909
30,393	Sanofi (Pharmaceuticals)	2,365,146
74,901	Schneider Electric SE (Electrical Equipment)	5,037,098
80,921	TOTAL SA (Oil, Gas & Consumable Fuels)	3,876,512

		32,567,584

Germany – 5.0%
14,285	adidas AG (Textiles, Apparel & Luxury Goods)	2,346,940
22,997	BASF SE (Chemicals)	2,030,128
17,752	Bayer AG (Pharmaceuticals)	1,762,589
12,198	Beiersdorf AG (Personal Products)	1,075,372
13,543	Linde AG (Chemicals)	2,236,851
6,692	Merck KGaA (Pharmaceuticals)	688,808
2,916	MTU Aero Engines AG (Aerospace & Defense)	304,500
10,254	ProSiebenSat.1 Media SE (Media)	441,929
42,162	SAP SE (Software)	3,714,448

		14,601,565

Hong Kong – 2.1%
235,600	AIA Group Ltd. (Insurance)	1,482,160
339,563	China Merchants Holdings International Co. Ltd. (Transportation Infrastructure)	877,914
322,000	China Mobile Ltd. (Wireless Telecommunication Services)	3,688,958
1,038,000	Global Brands Group Holding Ltd.* (Textiles, Apparel & Luxury Goods)	117,570
274,000	Li & Fung Ltd. (Textiles, Apparel & Luxury Goods)	134,692

		6,301,294

India – 1.6%
48,686	HDFC Bank Ltd. ADR (Banks)	3,445,995
33,412	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	690,022

20	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
India – (continued)
18,219	Tata Consultancy Services Ltd. (IT Services)	$652,426

		4,788,443

Ireland – 1.9%
27,364	Accenture PLC Class A (IT Services)	3,180,791
29,325	ICON PLC* (Life Sciences Tools & Services)	2,354,211

		5,535,002

Israel* – 0.2%
7,352	Check Point Software Technologies Ltd. (Software)	621,685

Italy – 0.3%
32,019	Eni SpA (Oil, Gas & Consumable Fuels)	464,668
7,033	Luxottica Group SpA (Textiles, Apparel & Luxury Goods)	350,190

		814,858

Japan – 11.7%
25,500	Asahi Group Holdings Ltd. (Beverages)	909,609
5,500	Daikin Industries Ltd. (Building Products)	527,063
24,000	Denso Corp. (Auto Components)	1,044,360
42,900	East Japan Railway Co. (Road & Rail)	3,776,420
2,800	FANUC Corp. (Machinery)	512,645
674,000	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	3,593,021
38,300	Hoya Corp. (Health Care Equipment & Supplies)	1,598,029
1,100	Inpex Corp. (Oil, Gas & Consumable Fuels)	10,262
88,800	Japan Airlines Co. Ltd. (Airlines)	2,620,647
23,200	Japan Tobacco, Inc. (Tobacco)	882,067
131,300	KDDI Corp. (Wireless Telecommunication Services)	3,990,621
5,150	Keyence Corp. (Electronic Equipment, Instruments & Components)	3,775,421
102,100	Komatsu Ltd. (Machinery)	2,272,654
32,500	Kubota Corp. (Machinery)	523,846
14,300	Kyocera Corp. (Electronic Equipment, Instruments & Components)	694,822
69,500	Nikon Corp. (Household Durables)	1,050,347
5,000	Shin-Etsu Chemical Co. Ltd. (Chemicals)	379,107
73,700	Sumitomo Mitsui Financial Group, Inc. (Banks)	2,555,301
37,495	Sysmex Corp. (Health Care Equipment & Supplies)	2,598,481
30,700	TERUMO Corp. (Health Care Equipment & Supplies)	1,187,223

		34,501,946

Common Stocks – (continued)
Luxembourg* – 0.3%
141,928	ArcelorMittal (Metals & Mining)	$959,001

Mexico – 0.5%
742,665	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	1,571,302

Netherlands – 5.4%
83,942	Akzo Nobel NV (Chemicals)	5,423,580
29,598	Core Laboratories NV (Energy Equipment & Services)	2,870,118
902	Heineken NV (Beverages)	74,296
153,468	ING Groep NV (Banks)	2,014,576
212,842	PostNL NV* (Air Freight & Logistics)	1,002,414
20,252	Randstad Holding NV (Professional Services)	1,041,618
76,346	RELX NV (Professional Services)	1,287,387
113,362	Yandex NV Class A* (Internet Software & Services)	2,232,098

		15,946,087

Singapore – 0.4%
75,400	DBS Group Holdings Ltd. (Banks)	812,714
105,100	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	292,906

		1,105,620

South Africa – 1.0%
190,748	Shoprite Holdings Ltd. (Food & Staples Retailing)	2,814,950

South Korea – 2.3%
8,606	KT&G Corp. (Tobacco)	848,811
4,392	Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	3,098,556
131,100	SK Telecom Co. Ltd. ADR (Wireless Telecommunication Services)	2,864,535

		6,811,902

Spain – 1.4%
13,490	Amadeus IT Group SA (IT Services)	634,891
592,202	CaixaBank SA (Banks)	1,786,903
46,384	Industria de Diseno Textil SA (Specialty Retail)	1,618,450

		4,040,244

Sweden – 0.6%
62,865	Alfa Laval AB (Machinery)	901,903
26,408	Hennes & Mauritz AB (Specialty Retail)	742,663

		1,644,566

Switzerland – 12.5%
91,476	ABB Ltd.* (Electrical Equipment)	1,887,188
47,382	Aryzta AG* (Food Products)	2,082,034
36,985	Chubb Ltd. (Insurance)	4,697,095

The accompanying notes are an integral part of these financial statements.	21

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Switzerland – (continued)
37,059	Cie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	$2,382,518
37,638	Clariant AG* (Chemicals)	623,265
1,986	Kuehne & Nagel International AG (Marine)	269,187
87,172	Nestle SA (Food Products)	6,321,179
65,690	Novartis AG (Pharmaceuticals)	4,661,860
20,647	Roche Holding AG (Pharmaceuticals)	4,742,235
1,434	SGS SA (Professional Services)	2,902,549
1,953	Sonova Holding AG (Health Care Equipment & Supplies)	261,922
152,805	UBS Group AG (Capital Markets)	2,160,305
13,914	Zurich Insurance Group AG* (Insurance)	3,642,080

		36,633,417

Taiwan – 2.3%
29,466	Hon Hai Precision Industry Co. Ltd. GDR (Electronic Equipment, Instruments & Components)	159,409
212,275	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	6,601,752

		6,761,161

United Kingdom – 17.3%
587,220	Aviva PLC (Insurance)	3,182,013
411,169	Balfour Beatty PLC (Construction & Engineering)	1,363,233
1,336,548	Barclays PLC (Banks)	3,096,524
61,751	British American Tobacco PLC (Tobacco)	3,539,131
57,724	Carnival PLC (Hotels, Restaurants & Leisure)	2,784,195
402,472	Cobham PLC (Aerospace & Defense)	702,212
260,234	Compass Group PLC (Hotels, Restaurants & Leisure)	4,708,746
4,571	Delphi Automotive PLC (Auto Components)	297,435
107,251	Diageo PLC (Beverages)	2,854,650
175,576	Experian PLC (Professional Services)	3,375,367
89,732	GlaxoSmithKline PLC (Pharmaceuticals)	1,772,595
3,076,011	Lloyds Banking Group PLC (Banks)	2,148,049
172,092	Prudential PLC (Insurance)	2,808,347
68,579	Reckitt Benckiser Group PLC (Household Products)	6,135,112
15,403	Rio Tinto PLC (Metals & Mining)	535,644
2,142,685	Rolls-Royce Holdings PLC* (Aerospace & Defense)	414,610
168,209	Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels)	4,338,531
63,604	Sky PLC (Media)	635,865
21,233	Smiths Group PLC (Industrial Conglomerates)	367,929
98,659	SSE PLC (Electric Utilities)	1,918,231

Common Stocks – (continued)
United Kingdom – (continued)
721,580	Vodafone Group PLC (Wireless Telecommunication Services)	$1,981,693
80,261	WPP PLC (Media)	1,742,711

		50,702,823

United States – 0.3%
11,297	Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	974,705

TOTAL COMMON STOCKS
(Cost $273,338,702)		$273,694,291

Preferred Stock – 1.7%
Germany – 1.7%
36,368	Volkswagen AG (Automobiles)
(Cost $5,195,168)		$5,014,257

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 5.0%
Repurchase Agreements – 5.0%
Joint Repurchase Agreement Account II
$14,600,000	0.338%	11/01/16	$14,600,000
(Cost $14,600,000)

TOTAL INVESTMENTS – 99.9%
(Cost $293,133,870)			$293,308,548

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			311,627

NET ASSETS – 100.0%			$293,620,175

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on October 31, 2016. Additional information appears on page 31.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depository Receipt
PLC	—Public Limited Company

22	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Schedule of Investments

October 31, 2016

Shares	Description	Value
Common Stocks – 94.2%
Aerospace & Defense – 1.1%
12,214	Airbus Group SE	$725,266
2,590	TransDigm Group, Inc.	705,671

		1,430,937

Air Freight & Logistics – 1.8%
14,054	FedEx Corp.	2,449,893

Airlines – 0.6%
11,814	Alaska Air Group, Inc.	853,207

Auto Components – 0.2%
4,215	Delphi Automotive PLC	274,270

Banks – 8.5%
272,057	Bank of America Corp.	4,488,940
32,800	Bank of the Ozarks, Inc.	1,212,288
35,057	JPMorgan Chase & Co.	2,428,048
61,991	Wells Fargo & Co.	2,852,206
17,110	Western Alliance Bancorp*	639,230

		11,620,712

Beverages – 2.6%
16,716	Constellation Brands, Inc. Class A	2,793,578
6,835	Molson Coors Brewing Co. Class B	709,541

		3,503,119

Biotechnology – 2.0%
19,452	Amgen, Inc.	2,745,844

Capital Markets – 2.6%
17,276	Affiliated Managers Group, Inc.*	2,291,834
2,493	Intercontinental Exchange, Inc.	674,082
43,639	OM Asset Management PLC	614,001

		3,579,917

Chemicals – 2.0%
9,869	The Sherwin-Williams Co.	2,416,523
14,901	Valvoline, Inc.*	303,981

		2,720,504

Commercial Services & Supplies* – 0.5%
12,925	Copart, Inc.	678,175

Communications Equipment – 2.1%
34,900	Cisco Systems, Inc.	1,070,732
18,953	Juniper Networks, Inc.	499,222
11,025	Motorola Solutions, Inc.	800,195
30,891	Radware Ltd.*	417,337

		2,787,486

Consumer Finance – 1.8%
36,142	American Express Co.	2,400,552

Containers & Packaging* – 0.6%
14,040	Crown Holdings, Inc.	761,670

Diversified Financial Services* – 3.5%
33,063	Berkshire Hathaway, Inc. Class B	4,770,991

Common Stocks – (continued)
Diversified Telecommunication Services(a) – 0.9%
34,642	Cellnex Telecom SAU	$568,094
10,455	Sunrise Communications Group AG*	714,341

		1,282,435

Electronic Equipment, Instruments & Components – 0.4%
17,135	FLIR Systems, Inc.	564,084

Food & Staples Retailing – 1.7%
27,180	Walgreens Boots Alliance, Inc.	2,248,601

Food Products – 1.0%
18,414	Nestle SA	1,335,270

Health Care Equipment & Supplies – 0.9%
7,426	Becton Dickinson & Co.	1,246,900

Health Care Providers & Services – 3.4%
8,037	Acadia Healthcare Co., Inc.*	289,010
28,702	Express Scripts Holding Co.*	1,934,515
7,655	HCA Holdings, Inc.*	585,837
8,700	Laboratory Corp. of America Holdings*	1,090,458
5,963	Universal Health Services, Inc. Class B	719,794

		4,619,614

Hotels, Restaurants & Leisure – 2.1%
42,205	ILG, Inc.	691,318
14,842	McDonald’s Corp.	1,670,764
10,036	Starbucks Corp.	532,610

		2,894,692

Household Durables – 2.8%
22,555	Lennar Corp. Class A	940,318
1,892	NVR, Inc.*	2,881,516

		3,821,834

Household Products – 0.5%
8,360	The Procter & Gamble Co.	725,648

Insurance – 2.4%
35,686	Aflac, Inc.	2,457,695
4,500	Aon PLC	498,735
2,645	Willis Towers Watson PLC	333,005

		3,289,435

Internet & Direct Marketing Retail* – 0.7%
53,300	Liberty Interactive Corp. QVC Group Class A	985,517

Internet Software & Services* – 4.0%
1,570	Alphabet, Inc. Class A	1,271,543
1,290	Alphabet, Inc. Class C	1,012,057
111,107	eBay, Inc.	3,167,660

		5,451,260

IT Services – 3.9%
12,894	Accenture PLC Class A	1,498,799
21,258	CSRA, Inc.	533,363

The accompanying notes are an integral part of these financial statements.	23

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value
Common Stocks – (continued)
IT Services – (continued)
10,375	MasterCard, Inc. Class A	$1,110,332
53,415	PayPal Holdings, Inc.*	2,225,269

		5,367,763

Machinery – 1.2%
19,455	Allison Transmission Holdings, Inc.	569,837
31,385	Colfax Corp.*	997,729

		1,567,566

Media – 14.8%
25,069	Comcast Corp. Class A	1,549,766
30,067	Discovery Communications, Inc. Class A*	785,049
14,000	Discovery Communications, Inc. Class C*	351,540
34,866	DISH Network Corp. Class A*	2,041,753
96,726	Gannett Co., Inc.	751,561
29,303	JCDecaux SA	896,146
25,000	Liberty Broadband Corp. Class C*	1,666,250
10,200	Liberty Global PLC LiLAC Class C*	281,928
46,000	Liberty Global PLC Series C*	1,462,800
29,600	Liberty Media Corp.-Liberty SiriusXM Class C*	982,424
37,584	News Corp. Class A	455,518
8,039	Scripps Networks Interactive, Inc. Class A	517,390
110,538	TEGNA, Inc.	2,168,755
2,520	The Madison Square Garden Co. Class A*	417,035
18,759	The Walt Disney Co.	1,738,772
32,236	Time Warner, Inc.	2,868,682
46,000	Twenty-First Century Fox, Inc. Class A	1,208,420

		20,143,789

Mortgage Real Estate Investment Trusts (REITs) – 0.6%
54,500	Redwood Trust, Inc.	766,270

Multiline Retail – 0.9%
8,000	J.C. Penney Co., Inc.*	68,720
21,013	Nordstrom, Inc.	1,092,676

		1,161,396

Oil, Gas & Consumable Fuels – 0.8%
2,600	Pioneer Natural Resources Co.	465,452
18,000	Range Resources Corp.	608,220

		1,073,672

Personal Products – 0.3%
54,310	Avon Products, Inc.	355,731

Pharmaceuticals – 8.1%
22,197	Allergan PLC*	4,637,841
6,691	Bristol-Myers Squibb Co.	340,639
8,594	Johnson & Johnson	996,818
1,125	Mallinckrodt PLC*	66,668
30,659	Merck & Co., Inc.	1,800,296

Common Stocks – (continued)
Pharmaceuticals – (continued)
74,266	Pfizer, Inc.	$2,354,975
16,375	Zoetis, Inc.	782,725

		10,979,962

Semiconductors & Semiconductor Equipment – 1.4%
8,573	Mellanox Technologies Ltd.*	372,068
8,820	Skyworks Solutions, Inc.	678,611
2,881	Synaptics, Inc.*	150,158
9,500	Texas Instruments, Inc.	673,075

		1,873,912

Software – 4.8%
442	CommVault Systems, Inc.*	23,647
62,348	Oracle Corp.	2,395,410
36,220	PTC, Inc.*	1,718,277
30,227	Verint System, Inc.*	1,088,172
17,379	VMware, Inc. Class A*	1,365,989

		6,591,495

Specialty Retail – 2.5%
4,235	Advance Auto Parts, Inc.	593,239
19,587	Cabela’s, Inc.*	1,206,755
13,569	The Home Depot, Inc.	1,655,554

		3,455,548

Technology Hardware, Storage & Peripherals – 3.4%
70,651	NetApp, Inc.	2,397,895
37,692	Western Digital Corp.	2,202,721

		4,600,616

Textiles, Apparel & Luxury Goods* – 0.5%
4,475	Deckers Outdoor Corp.	233,550
16,870	Fossil Group, Inc.	460,045

		693,595

Wireless Telecommunication Services – 0.3%
113,760	VimpelCom Ltd. ADR	379,958

TOTAL COMMON STOCKS
(Cost $122,797,496)		$128,053,840

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 4.0%
Repurchase Agreements – 4.0%
Joint Repurchase Agreement Account II
$5,500,000	0.338%	11/01/16	$5,500,000
(Cost $5,500,000)

TOTAL INVESTMENTS – 98.2%
(Cost $128,297,496)			$133,553,840

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%			2,441,794

NET ASSETS – 100.0%			$135,995,634

24	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities have been deemed liquid by an Underlying Manager and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,282,435, which represents approximately 0.9% of net assets as of October 31, 2016.
(b)	Joint repurchase agreement was entered into on October 31, 2016. Additional information appears on page 31.

Currency Abbreviations:
CHF	—Swiss Franc
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	25

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Schedule of Investments (continued)

October 31, 2016

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co.	USD	857,064	CHF	840,000	$849,591	11/17/16	$7,473
	USD	3,137,656	EUR	2,819,000	3,096,653	11/17/16	41,002
TOTAL							$48,475

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co.	CHF	135,000	USD	138,703	$136,541	11/17/16	(2,162)
	EUR	1,362,000	USD	1,518,633	1,496,150	11/17/16	(22,484)
	USD	588,942	EUR	538,000	590,990	11/17/16	(2,047)
TOTAL							$(26,693)

26	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments

October 31, 2016

Shares	Description	Value
Common Stocks – 94.9%
Aerospace & Defense – 4.4%
20,491	Astronics Corp.*	$758,577
3,049	Astronics Corp. Class B*	112,798
7,068	BE Aerospace, Inc.	420,687
6,096	Cubic Corp.	260,299
3,386	Curtiss-Wright Corp.	303,453
12,732	DigitalGlobe, Inc.*	319,573
24,280	HEICO Corp.	1,640,357
19,846	Hexcel Corp.	902,795
10,551	KLX, Inc.*	363,166
2,414	The KEYW Holding Corp.*	25,323
48,264	Wesco Aircraft Holdings, Inc.*	620,192

		5,727,220

Auto Components – 2.8%
23,654	American Axle & Manufacturing Holdings, Inc.*	423,880
15,458	Dorman Products, Inc.*	993,022
23,899	Drew Industries, Inc.	2,140,155

		3,557,057

Automobiles – 0.2%
3,739	Thor Industries, Inc.	296,540

Banks – 5.3%
24,761	Banc of California, Inc.	329,321
29,730	Bank of the Ozarks, Inc.	1,098,821
14,189	Columbia Banking System, Inc.	468,521
21,878	ConnectOne Bancorp, Inc.	401,461
23,374	Eagle Bancorp, Inc.*	1,148,832
10,592	FCB Financial Holdings, Inc. Class A*	395,082
1,937	First Citizens BancShares, Inc. Class A	563,667
11,229	Hanmi Financial Corp.	280,725
31,769	Home BancShares, Inc.	683,351
27,963	LegacyTexas Financial Group, Inc.	956,614
8,613	Prosperity Bancshares, Inc.	477,763

		6,804,158

Beverages* – 0.2%
1,237	The Boston Beer Co., Inc. Class A	192,044

Biotechnology* – 1.4%
8,031	Acceleron Pharma, Inc.	225,109
10,503	Alder Biopharmaceuticals, Inc.	254,698
7,246	BeiGene Ltd. ADR	240,857
10,217	Coherus Biosciences, Inc.	279,435
7,673	Neurocrine Biosciences, Inc.	335,847
7,421	Ultragenyx Pharmaceutical, Inc.	437,765

		1,773,711

Building Products* – 0.5%
13,971	Builders FirstSource, Inc.	135,100
9,358	Patrick Industries, Inc.	536,681

		671,781

Common Stocks – (continued)
Capital Markets – 0.8%
1,688	Diamond Hill Investment Group, Inc.	$307,233
19,283	Stifel Financial Corp.*	754,736

		1,061,969

Chemicals – 1.5%
9,843	Balchem Corp.	747,084
3,341	Cabot Corp.	174,200
11,204	Ferro Corp.*	145,204
7,703	Minerals Technologies, Inc.	517,641
15,304	Olin Corp.	335,617

		1,919,746

Commercial Services & Supplies – 3.5%
15,835	ABM Industries, Inc.	618,832
5,220	G&K Services, Inc. Class A	494,334
18,172	Healthcare Services Group, Inc.	671,819
13,304	KAR Auction Services, Inc.	566,484
15,982	Tetra Tech, Inc.	614,508
20,581	Waste Connections, Inc.	1,547,897

		4,513,874

Communications Equipment* – 0.4%
9,410	NETGEAR, Inc.	475,205

Construction & Engineering – 1.0%
21,741	Aegion Corp.*	402,426
13,063	Granite Construction, Inc.	642,177
12,973	Tutor Perini Corp.*	247,136

		1,291,739

Consumer Finance – 3.8%
5,050	Credit Acceptance Corp.*	929,705
8,921	FirstCash, Inc.	421,071
36,625	Navient Corp.	468,067
18,981	Nelnet, Inc. Class A	743,676
39,440	PRA Group, Inc.*	1,258,136
144,971	SLM Corp.*	1,022,046

		4,842,701

Containers & Packaging – 1.0%
88,576	Graphic Packaging Holding Co.	1,107,200
14,012	Multi Packaging Solutions International Ltd.*	189,302

		1,296,502

Distributors – 0.3%
9,615	Core-Mark Holding Co., Inc.	339,890

Diversified Consumer Services* – 0.8%
15,939	Bright Horizons Family Solutions, Inc.	1,066,478

Diversified Telecommunication Services – 1.0%
35,920	Cogent Communications Holdings, Inc.	1,325,448

Electric Utilities – 0.1%
5,579	PNM Resources, Inc.	183,270

The accompanying notes are an integral part of these financial statements.	27

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Electrical Equipment – 1.5%
28,677	EnerSys	$1,867,733

Electronic Equipment, Instruments & Components – 2.2%
4,824	Anixter International, Inc.*	317,178
12,693	Belden, Inc.	822,633
4,620	Coherent, Inc.*	481,035
15,370	Insight Enterprises, Inc.*	442,502
6,023	OSI Systems, Inc.*	422,393
3,920	SYNNEX Corp.	401,957

		2,887,698

Energy Equipment & Services – 0.4%
22,597	Bristow Group, Inc.	226,196
5,360	Dril-Quip, Inc.*	254,600

		480,796

Equity Real Estate Investment Trusts (REITs) – 0.8%
13,380	American Homes 4 Rent Class A	282,452
17,945	Chatham Lodging Trust	317,626
11,045	LaSalle Hotel Properties	262,319
12,954	Silver Bay Realty Trust Corp.	216,980

		1,079,377

Food & Staples Retailing – 0.3%
4,146	PriceSmart, Inc.	377,079

Food Products* – 0.8%
12,050	TreeHouse Foods, Inc.	1,054,134

Health Care Equipment & Supplies* – 2.2%
5,638	IDEXX Laboratories, Inc.	604,055
9,129	Integra LifeSciences Holdings Corp.	725,847
19,476	Neogen Corp.	1,026,190
13,188	Novadaq Technologies, Inc.	146,519
7,035	Vascular Solutions, Inc.	320,796

		2,823,407

Health Care Providers & Services – 3.6%
7,959	Amsurg Corp.*	475,550
5,174	Chemed Corp.	731,707
5,406	CorVel Corp.*	186,777
12,083	Diplomat Pharmacy, Inc.*	279,963
3,638	Henry Schein, Inc.*	542,790
26,451	Kindred Healthcare, Inc.	260,542
9,686	LifePoint Health, Inc.*	579,707
15,472	Owens & Minor, Inc.	502,067
15,436	PharMerica Corp.*	367,377
28,368	Select Medical Holdings Corp.*	368,784
22,275	Teladoc, Inc.*	361,969

		4,657,233

Health Care Technology* – 0.8%
17,449	Cotiviti Holdings, Inc.	538,650
10,130	Medidata Solutions, Inc.	486,139

		1,024,789

Common Stocks – (continued)
Hotels, Restaurants & Leisure – 1.6%
23,880	Carrols Restaurant Group, Inc.*	$298,500
61,385	ClubCorp Holdings, Inc.	708,997
37,690	Lindblad Expeditions Holdings, Inc.*	308,681
10,233	Papa John’s International, Inc.	772,080

		2,088,258

Household Durables* – 0.5%
5,629	Helen of Troy Ltd.	458,763
3,313	Tempur Sealy International, Inc.	179,134

		637,897

Insurance – 5.8%
8,044	AMERISAFE, Inc.	447,246
46,861	AmTrust Financial Services, Inc.	1,236,662
25,636	Assured Guaranty Ltd.	766,260
23,728	First American Financial Corp.	926,816
10,119	Global Indemnity PLC*	303,975
3,635	Infinity Property & Casualty Corp.	297,888
49,426	Maiden Holdings Ltd.	674,665
43,172	National General Holdings Corp.	887,185
14,386	RLI Corp.	801,876
3,029	Safety Insurance Group, Inc.	205,063
8,506	The Hanover Insurance Group, Inc.	648,072
2,616	The Navigators Group, Inc.	243,811

		7,439,519

Internet & Direct Marketing Retail – 1.7%
3,206	Expedia, Inc.	414,311
12,797	FTD Cos., Inc.*	257,476
11,280	HSN, Inc.	425,256
51,321	Liberty TripAdvisor Holdings, Inc. Class A*	1,139,326

		2,236,369

Internet Software & Services* – 1.3%
13,565	2U, Inc.	472,876
14,676	Envestnet, Inc.	518,797
1,163	Nutanix, Inc. Class A	28,493
11,163	SPS Commerce, Inc.	696,348

		1,716,514

IT Services – 5.0%
14,296	Booz Allen Hamilton Holding Corp.	435,599
13,040	Broadridge Financial Solutions, Inc.	843,166
8,021	Convergys Corp.	234,213
18,011	CoreLogic, Inc.*	766,548
32,648	Genpact Ltd.*	750,578
22,651	MAXIMUS, Inc.	1,179,211
26,451	Sykes Enterprises, Inc.*	707,300
19,733	TeleTech Holdings, Inc.	554,497
9,434	WEX, Inc.*	1,029,250

		6,500,362

Leisure Products* – 0.1%
32,980	Black Diamond, Inc.	163,251

28	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Life Sciences Tools & Services* – 2.4%
11,853	Charles River Laboratories International, Inc.	$899,406
8,216	ICON PLC	659,580
25,575	PAREXEL International Corp.	1,490,000

		3,048,986

Machinery – 2.0%
8,375	Colfax Corp.*	266,241
15,871	ESCO Technologies, Inc.	707,053
9,193	Hillenbrand, Inc.	279,008
5,823	IDEX Corp.	503,340
13,988	Woodward, Inc.	825,012

		2,580,654

Media – 1.7%
49,612	Global Eagle Entertainment, Inc.*	399,377
21,495	Liberty Media Corp.-Liberty Media Class A*	598,206
6,250	Live Nation Entertainment, Inc.*	172,937
6,814	Scholastic Corp.	260,635
4,181	The Madison Square Garden Co. Class A*	691,914

		2,123,069

Metals & Mining – 0.6%
52,699	Ferroglobe PLC	487,466
11,850	Steel Dynamics, Inc.	325,401

		812,867

Mortgage Real Estate Investment Trusts (REITs) – 3.0%
39,449	Anworth Mortgage Asset Corp.	193,694
33,224	Ares Commercial Real Estate Corp.	435,899
13,875	Blackstone Mortgage Trust, Inc. Class A	419,025
7,093	Colony Capital, Inc. Class A	134,838
94,752	CYS Investments, Inc.	816,762
88,528	MFA Financial, Inc.	647,140
9,053	MTGE Investment Corp.	154,354
18,183	Starwood Property Trust, Inc.	404,390
80,940	Two Harbors Investment Corp.	674,230

		3,880,332

Oil, Gas & Consumable Fuels – 2.5%
10,666	Gulfport Energy Corp.*	257,157
4,877	Parsley Energy, Inc. Class A*	160,453
21,080	RSP Permian, Inc.*	760,988
14,635	Western Refining, Inc.	422,220
40,531	World Fuel Services Corp.	1,631,373

		3,232,191

Paper & Forest Products – 0.8%
8,027	Neenah Paper, Inc.	641,357
10,914	Schweitzer-Mauduit International, Inc.	402,836

		1,044,193

Personal Products – 0.4%
8,524	Nu Skin Enterprises, Inc. Class A	525,505

Common Stocks – (continued)
Professional Services – 3.8%
5,720	CEB, Inc.	$278,278
7,636	Exponent, Inc.	437,161
10,912	FTI Consulting, Inc.*	425,132
12,291	GP Strategies Corp.*	317,722
12,482	Heidrick & Struggles International, Inc.	230,917
9,752	Korn/Ferry International	198,843
38,476	Navigant Consulting, Inc.*	900,339
18,822	On Assignment, Inc.*	647,665
32,070	RPX Corp.*	313,003
11,291	The Advisory Board Co.*	449,382
10,699	WageWorks, Inc.*	630,706

		4,829,148

Real Estate Management & Development – 0.9%
12,360	Colliers International Group, Inc.	430,128
16,368	FirstService Corp.	663,886

		1,094,014

Road & Rail – 0.7%
4,222	Genesee & Wyoming, Inc. Class A*	286,843
21,273	Knight Transportation, Inc.	622,235

		909,078

Semiconductors & Semiconductor Equipment – 2.1%
33,505	Brooks Automation, Inc.	436,570
16,489	Cavium, Inc.*	930,804
4,915	First Solar, Inc.*	199,008
20,711	MACOM Technology Solutions Holdings, Inc.*	761,337
17,482	Teradyne, Inc.	407,156

		2,734,875

Software – 6.6%
12,419	Aspen Technology, Inc.*	611,512
11,581	Blackbaud, Inc.	711,073
29,733	BroadSoft, Inc.*	1,235,406
3,664	Fair Isaac Corp.	442,172
6,042	Guidewire Software, Inc.*	347,113
16,356	Interactive Intelligence Group, Inc.*	988,720
20,743	Manhattan Associates, Inc.*	1,050,425
17,629	Monotype Imaging Holdings, Inc.	336,714
7,703	Open Text Corp.	478,202
1,318	Paylocity Holding Corp.*	57,320
2,376	Pegasystems, Inc.	73,418
2,127	Proofpoint, Inc.*	166,714
11,276	Synchronoss Technologies, Inc.*	413,942
3,614	The Ultimate Software Group, Inc.*	762,518
5,117	Tyler Technologies, Inc.*	820,767

		8,496,016

Specialty Retail – 3.5%
39,365	American Eagle Outfitters, Inc.	670,780
4,191	Asbury Automotive Group, Inc.*	213,532
2,785	Group 1 Automotive, Inc.	167,852
17,422	Lithia Motors, Inc. Class A	1,494,459
7,828	Monro Muffler Brake, Inc.	430,540

The accompanying notes are an integral part of these financial statements.	29

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Specialty Retail – (continued)
112,729	Office Depot, Inc.	$355,096
31,518	Tailored Brands, Inc.	497,984
32,985	The Finish Line, Inc. Class A	649,475

		4,479,718

Technology Hardware, Storage & Peripherals* – 0.2%
6,881	Electronics for Imaging, Inc.	292,649

Textiles, Apparel & Luxury Goods* – 0.8%
24,219	Skechers U.S.A., Inc. Class A	509,325
17,422	Steven Madden Ltd.	581,895

		1,091,220

Thrifts & Mortgage Finance – 2.7%
33,431	Essent Group Ltd.*	883,916
24,432	Nationstar Mortgage Holdings, Inc.*	369,167
60,567	Radian Group, Inc.	823,106
28,789	Walker & Dunlop, Inc.*	692,951
23,661	Washington Federal, Inc.	644,762

		3,413,902

Tobacco – 0.3%
6,680	Universal Corp.	362,056

Trading Companies & Distributors – 2.3%
42,657	Air Lease Corp.	1,290,801
22,269	BMC Stock Holdings, Inc.*	368,552
8,130	SiteOne Landscape Supply, Inc.*	253,493
18,496	WESCO International, Inc.*	1,002,483

		2,915,329

TOTAL COMMON STOCKS
(Cost $117,467,255)		$122,239,551

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 4.7%
Repurchase Agreements – 4.7%
Joint Repurchase Agreement Account II
$6,000,000	0.338%	11/01/16	$6,000,000
(Cost $6,000,000)

TOTAL INVESTMENTS – 99.6%
(Cost $123,467,255)			$128,239,551

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%			535,789

NET ASSETS – 100.0%			$128,775,340

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on October 31, 2016. Additional information appears on page 31.

Investment Abbreviations:
ADR	—American Depositary Receipt
GP	—General Partnership
PLC	—Public Limited Company

30	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2016, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of November 1, 2016, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Multi-Manager International Equity	$14,600,000	$14,600,157	$14,892,000
Multi-Manager U.S. Dynamic Equity	5,500,000	5,500,059	5,610,000
Multi-Manager U.S. Small Cap Equity	6,000,000	6,000,065	6,120,000

REPURCHASE AGREEMENTS — At October 31, 2016, the Principal Amount of the Funds’ interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Multi-Manager International Equity	Multi-Manager U.S. Dynamic Equity	Multi-Manager U.S. Small Cap Equity
BNP Paribas Securities Co.	0.340%	$44,629	$16,812	$18,341
Citigroup Global Markets, Inc.	0.340	2,639,476	994,323	1,084,716
Merrill Lynch & Co., Inc.	0.340	10,562,154	3,978,894	4,340,611
Merrill Lynch & Co., Inc.	0.320	1,353,741	509,971	556,332
TOTAL		$14,600,000	$5,500,000	$6,000,000

At October 31, 2016, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	3.500% to 8.000%	01/01/17 to 08/01/46
Federal National Mortgage Association	2.500 to 9.000	02/01/17 to 10/01/46
Government National Mortgage Association	2.500 to 7.500	02/15/25 to 10/20/46
United States Treasury Inflation Protected Securities	0.750	02/15/42
U.S. Treasury Bonds	3.125 to 8.750	08/15/20 to 05/15/44
U.S. Treasury Notes	0.875 to 4.250	11/15/17 to 07/31/23
United States Treasury Stripped Securities	0.000	02/15/29

The accompanying notes are an integral part of these financial statements.	31

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Assets and Liabilities

October 31, 2016

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Assets:
Investments, at value (cost $293,133,870, $128,297,496 and $123,467,255)	$293,308,548	$133,553,840	$128,239,551
Foreign currencies, at value (cost $696,454, $0 and $0, respectively)	696,684	—	—
Cash	185,586	179,182	214,698
Unrealized gain on forward foreign currency exchange contracts	—	48,475	—
Deferred offering costs	—	—	85,463
Receivables:
Investments sold	814,519	2,709,940	640,807
Reimbursement from investment adviser	306,218	—	134,271
Dividends and interest	430,116	104,781	24,839
Foreign tax reclaims	199,752	6,696	—
Fund shares sold	50,000	50,000	30,000
Collateral on certain derivative contracts(a)	—	180,000	—
Other assets	3,616	2,225	—
Total assets	295,995,039	136,835,139	129,369,629

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	—	26,693	—
Payables:
Investments purchased	1,637,855	467,562	253,299
Management fees	449,624	78,494	120,518
Transfer agency fees	4,996	2,366	2,219
Offering costs	—	—	48,653
Payable to investment adviser	—	68,273	—
Accrued expenses	282,389	196,117	169,600
Total liabilities	2,374,864	839,505	594,289

Net Assets:
Paid-in capital	295,413,341	140,973,926	122,752,425
Undistributed net investment income	4,257,060	599,740	178,755
Accumulated net realized gain (loss)	(6,209,213)	(10,855,916)	1,071,864
Net unrealized gain	158,987	5,277,884	4,772,296
NET ASSETS	$293,620,175	$135,995,634	$128,775,340
Shares Outstanding $0.001 par value (unlimited number of shares authorized):	31,198,637	14,901,880	12,237,627
Net asset value, offering and redemption price per share:	$9.41	$9.13	$10.52

(a)	Segregated for collateral on forward foreign currency exchange contracts transactions.

32	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2016

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund(a)
Investment income:
Dividends (net of foreign withholding taxes of $553,837, $9,819 and $1,953)	$5,839,677	$2,152,885	$648,912
Interest	32,506	26,719	9,656
Total investment income	5,872,183	2,179,604	658,568

Expenses:
Management fees	1,480,862	1,168,762	465,768
Custody, accounting and administrative services	432,842	256,591	105,986
Professional fees	216,932	214,559	75,069
Amortization of offering costs	30,642	37,723	87,837
Trustee fees	111,991	96,216	50,906
Registration fees	74,876	48,064	12,944
Transfer Agency fees	49,362	29,219	12,420
Printing and mailing costs	30,256	12,208	20,000
Organization costs	—	—	12,000
Other	65,466	52,736	20,681
Total expenses	2,493,229	1,916,078	863,611
Less — expense reductions	(1,077,155)	(752,670)	(366,792)
Net expenses	1,416,074	1,163,408	496,819
NET INVESTMENT INCOME	4,456,109	1,016,196	161,749

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(5,545,181)	(8,958,834)	1,071,864
Forward foreign currency exchange contracts	(9,384)	(5,403)	—
Foreign currency transactions	(327)	(5,285)	—
Net change in unrealized gain (loss) on:
Investments	3,188,087	4,897,238	4,772,296
Forward foreign currency exchange contracts	—	(10,988)	—
Foreign currency translation	(14,161)	(242)	—
Net realized and unrealized gain (loss)	(2,380,966)	(4,083,514)	5,844,160
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,075,143	$(3,067,318)	$6,005,909

(a)	Commenced operations on April 29, 2016.

The accompanying notes are an integral part of these financial statements.	33

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Changes in Net Assets

	Multi-Manager International Equity Fund
	For the Fiscal Year Ended October 31, 2016	For the Period Ended October 31, 2015(a)
From operations:
Net investment income	$4,456,109	$489,198
Net realized loss	(5,554,892)	(712,318)
Net change in unrealized gain (loss)	3,173,926	(3,014,939)
Net increase (decrease) in net assets resulting from operations	2,075,143	(3,238,059)

Distributions to shareholders:
From net investment income	(662,291)	—

From share transactions:
Proceeds from sales of shares	128,804,010	196,158,215
Reinvestment of distributions	662,291	—
Cost of shares redeemed	(22,314,124)	(7,865,010)
Net increase in net assets resulting from share transactions	107,152,177	188,293,205
TOTAL INCREASE	108,565,029	185,055,146

Net assets:
Beginning of year	185,055,146	—
End of year	$293,620,175	$185,055,146
Undistributed net investment income	$4,257,060	$393,221

(a)	Commenced operations on July 31, 2015.

34	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Changes in Net Assets

	Multi-Manager U.S. Dynamic Equity Fund		Multi-Manager U.S. Small Cap Equity Fund
	For the Fiscal Year Ended October 31, 2016	For the Period Ended October 31, 2015(a)	For the Period Ended October 31, 2016(b)
From operations:
Net investment income	$1,016,196	$158,832	$161,749
Net realized gain (loss)	(8,969,522)	(1,910,474)	1,071,864
Net change in unrealized gain	4,886,008	391,876	4,772,296
Net increase (decrease) in net assets resulting from operations	(3,067,318)	(1,359,766)	6,005,909

Distributions to shareholders:
From net investment income	(599,786)	—	—

From share transactions:
Proceeds from sales of shares	58,640,000	134,047,310	132,504,436
Reinvestment of distributions	599,786	—	—
Cost of shares redeemed	(51,508,582)	(756,010)	(9,735,005)
Net increase in net assets resulting from share transactions	7,731,204	133,291,300	122,769,431
TOTAL INCREASE	4,064,100	131,931,534	128,775,340

Net assets:
Beginning of year	131,931,534	—	—
End of year	$135,995,634	$131,931,534	$128,775,340
Undistributed net investment income	$599,740	$157,593	$178,755

(a)	Commenced operations on July 31, 2015.
(b)	Commenced operations on April 29, 2016.

The accompanying notes are an integral part of these financial statements.	35

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEAR ENDED OCTOBER 31,
2016 - Institutional	$9.52	$0.17	$(0.25)	$(0.08)	$(0.03)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - Institutional (Commenced July 31, 2015)	10.00	0.03	(0.51)	(0.48)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value (“NAV”) at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

36	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.41	(0.82)%	$293,620	0.57%		1.01%		1.81%		25%

9.52	(4.80)	185,055	0.57	(d)	1.07	(d)	1.31	(d)	6

The accompanying notes are an integral part of these financial statements.	37

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from Investment Operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEAR ENDED OCTOBER 31,
2016 - Institutional	$9.51	$0.06	(d)	$(0.40)	$(0.34)	$(0.04)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - Institutional (Commenced July 31, 2015)	10.00	0.02		(0.51)	(0.49)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.17% of average net assets.
(e)	Annualized.

38	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.13	(3.54)%	$135,996	0.80%		1.31%		0.70	%(d)	112%

9.51	(4.90)	131,932	0.79	(e)	1.51	(e)	0.70	(e)	14

The accompanying notes are an integral part of these financial statements.	39

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		Income from Investment Operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain	Total from investment operations
FOR THE PERIOD ENDED OCTOBER 31,
2016 - Institutional (Commenced April 29, 2016)	$10.00	$0.01	$0.51	$0.52

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$10.52	5.20%	$128,775	0.80%	1.32%	0.26%	15%

The accompanying notes are an integral part of these financial statements.	41

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements

October 31, 2016

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Multi-Manager International Equity	Institutional	Diversified
Multi-Manager U.S. Dynamic Equity	Institutional	Non-diversified
Multi-Manager U.S. Small Cap Equity (Commenced April 29, 2016)	Institutional	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. As of October 31, 2016, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager International Equity Fund with Causeway Capital Management LLC, Massachusetts Financial Services Company, doing business as MFS Investment Management and WCM Investment Management; for the Multi-Manager U.S. Dynamic Equity Fund with Lazard Asset Management LLC, Sirios Capital Management, L.P., Smead Capital Management, Inc. and Weitz Investment Management, Inc.; and for the Multi-Manager U.S. Small Cap Equity Fund with Brown Advisory LLC, PNC Capital Advisors, LLC and Robeco Investment Management, Inc., doing business as Boston Partners (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the applicable Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the applicable Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

ACTIVE EQUITY MULTI-MANAGER FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Multi-Manager International Equity Fund, Multi-Manager U.S. Dynamic Equity Fund and Multi-Manager U.S. Small Cap Equity Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Multi-Manager U.S. Small Cap Equity Fund were expensed on the first day of operations.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Short Term Investments — As of the date of the financial statements, short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. These investments are classified as Level 2 of the fair value hierarchy.

ACTIVE EQUITY MULTI-MANAGER FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2016:

MULTI-MANAGER INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$2,814,950	$—
Asia	19,557,344	54,071,285	—
Australia and Oceania	—	5,856,438	—
Europe	18,424,375	159,209,570	—
North America	13,396,025	2,784,195	—
South America	2,594,366	—	—
Short-term Investments	—	14,600,000	—
Total	$53,972,110	$239,336,438	$—

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER U.S. DYNAMIC EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$789,405	$—	$—
Europe	5,343,496	4,239,117	—
North America	117,681,822	—	—
Short-term Investments	—	5,500,000	—
Total	$123,814,723	$9,739,117	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$48,475	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(26,693)	$—

MULTI-MANAGER U.S. SMALL CAP EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$240,857	$—	$—
Europe	1,451,021	—	—
North America	120,547,673	—	—
Short-term Investments	—	6,000,000	—
Total	$122,239,551	$6,000,000	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of October 31, 2016. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

ACTIVE EQUITY MULTI-MANAGER FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Multi-Manager U.S. Dynamic Equity Fund
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$48,475	Payable for unrealized loss on forward foreign currency exchange contracts	$(26,693)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager International Equity Fund
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain (loss) on forward foreign currency exchange contracts	$(9,384)	$—	1

Multi-Manager U.S. Dynamic Equity Fund
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain (loss) on forward foreign currency exchange contracts	$(5,403)	$(10,988)	15

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2016.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized,

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2016

4. INVESTMENTS IN DERIVATIVES (continued)

contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Underlying Managers believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.   Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2016, the contractual and effective net management fees with GSAM were at the following rates:

	Management Rate
Fund	Contractual Management Fee Annual Rate	Effective Net Management Rate*
Multi-Manager International Equity	0.60%	0.48%
Multi-Manager U.S. Dynamic Equity	0.80	0.67
Multi-Manager U.S. Small Cap Equity	0.75	0.68

*	GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. This arrangement will remain in effect through at least February 28, 2017 for the Multi-Manager International Equity and Multi-Manager U.S. Dynamic Equity Funds and March 31, 2017 for the Multi-Manager U.S. Small Cap Equity Fund. Prior to such dates, GSAM may not terminate the applicable arrangement without the approval of the Trustees.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates of 0.02% of the average daily net assets of Institutional Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain Funds’ “Total Annual Operating Expenses” (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The limitations as an annual percentage rate of average daily net assets for the Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity and the Multi-Manager U.S. Small Cap Equity are 0.57%, 0.79% and 0.80% respectively. These limitations will remain in place through at least February 28, 2017 for the Multi-Manager International Equity and Multi-Manager U.S. Dynamic Equity Funds and March 31, 2017 for the Multi-Manager U.S. Small Cap Equity Fund, and prior to such dates GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Total Annual Operating Expense” limitations described above.

ACTIVE EQUITY MULTI-MANAGER FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2016, these expense reductions, including any fee waivers, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Annual Operating Expense Reductions
Multi-Manager International Equity	$287,776	$969,732	$1,257,508
Multi-Manager U.S. Dynamic Equity	192,518	733,424	925,942
Multi-Manager U.S. Small Cap Equity	45,400	321,392	366,792

D.  Line of Credit Facility — As of October 31, 2016, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2016, the Funds did not have any borrowings under the facility.

E.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2016, Goldman Sachs earned $35 and $510 in brokerage commissions from portfolio transactions on behalf of the Multi-Manager International Equity and the Multi-Manager U.S. Small Cap Equity Funds, respectively.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2016, were as follows:

Fund	Purchases	Sales and Maturities
Multi-Manager International Equity	$161,258,615	$59,133,635
Multi-Manager U.S. Dynamic Equity	166,114,136	152,728,403
Multi-Manager U.S. Small Cap Equity	134,197,709	17,755,304

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Distribution paid from:
Ordinary income	$662,291	$599,786	$—

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2016

7. TAX INFORMATION (continued)

There were no distributions paid for the fiscal year ended October 31, 2015.

As of October 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Undistributed ordinary income—net	$4,284,756	$619,864	$1,366,938
Undistributed long-term capital gains	—	—	31,662
Total undistributed earnings	$4,284,756	$619,864	$1,398,600
Capital loss carryforwards:
Perpetual Short-Term	(3,870,170)	(6,299,772)	—
Perpetual Long-Term	(1,007,714)	(381,593)	—
Total capital loss carryforwards	$(4,877,884)	$(6,681,365)	$—
Unrealized gains (losses)—net	(1,200,038)	1,083,209	4,624,315
Total accumulated earnings (losses) net	$(1,793,166)	$(4,978,292)	$6,022,915

As of October 31, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Tax Cost	$294,492,895	$132,470,389	$123,615,236
Gross unrealized gain	16,466,244	10,041,921	9,176,786
Gross unrealized loss	(17,650,591)	(8,958,470)	(4,552,471)
Net unrealized gains (losses) on securities	$(1,184,347)	$1,083,451	$4,624,315
Net unrealized gain (loss) on other investments	(15,691)	(242)	—
Net unrealized gains (losses)	$(1,200,038)	$1,083,209	$4,624,315

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on foreign currency contracts, differences in tax treatment of underlying fund investments and passive foreign investment companies.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from differences in the tax treatment of foreign currency transactions, passive foreign investment company investments, underlying fund investments and certain non-deductible expenses.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Multi-Manager International Equity Fund	(32,041)	(37,980)	70,021
Multi-Manager U.S. Dynamic Equity Fund	(39,278)	13,541	25,737
Multi-Manager U.S. Small Cap Equity Fund	(17,006)	—	17,006

ACTIVE EQUITY MULTI-MANAGER FUNDS

7. TAX INFORMATION (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year and prior year, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds’ investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic and Sector Risk — As a result of the Funds’ ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business, political, environmental or other development may affect the value of the Funds’ investments more than if their investments were not so focused.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2016

8. OTHER RISKS (continued)

Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

Non-Diversification Risk — The Multi-Manager U.S. Dynamic Equity Fund is non-diversified, meaning that the Fund is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager International Equity Fund

	For the Fiscal Year Ended October 31, 2016		For the Period Ended October 31, 2015(a)

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	14,091,399	$128,804,010	20,284,525	$196,158,215
Reinvestment of distributions	70,232	662,291	—	—
Shares redeemed	(2,398,379)	(22,314,124)	(849,140)	(7,865,010)
NET INCREASE	11,763,252	107,152,177	19,435,385	$188,293,205

(a)	Commenced operations July 31, 2015.

	Multi-Manager U.S. Dynamic Equity Fund

	For the Fiscal Year Ended October 31, 2016		For the Period Ended October 31, 2015(a)

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	6,537,771	$58,640,000	13,953,668	$134,047,310
Reinvestment of distributions	64,982	599,786	—	—
Shares redeemed	(5,573,673)	(51,508,582)	(80,868)	(756,010)
NET INCREASE	1,029,080	$7,731,204	13,872,800	$133,291,300

(a)	Commenced operations July 31, 2015.

	Multi-Manager U.S. Small Cap Equity Fund

	For the Period Ended October 31, 2016(a)

	Shares	Dollars

Institutional Shares
Shares sold	13,177,002	$132,504,436
Shares redeemed	(939,375)	(9,735,005)
NET INCREASE	12,237,627	$122,769,431

(a)	Commenced operations April 29, 2016.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and

Shareholders of the Active Equity Multi-Manager Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Multi-Manager International Equity Fund, Multi-Manager U.S. Dynamic Equity Fund, and Multi-Manager U.S. Small Cap Equity Fund (collectively the “Funds”), funds of the Goldman Sachs Trust II, at October 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2016

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Fund Expenses Period Ended October 31, 2016 (Unaudited)

As a shareholder of Institutional Shares of the Funds, you incur ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016, which represents a period of 184 days in a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager International Equity Fund				Multi-Manager U.S. Dynamic Equity Fund				Multi-Manager U.S. Small Cap Equity Fund(a)
Share Class	Beginning Account Value 5/1/16	Ending Account Value 10/31/16		Expenses Paid for the 6 months ended 10/31/16*	Beginning Account Value 5/1/16	Ending Account Value 10/31/16		Expenses Paid for the 6 months ended 10/31/16*	Beginning Account Value 5/1/16	Ending Account Value 10/31/16		Expenses Paid for the period ended 10/31/16*
Institutional
Actual	$1,000.00	$1,011.80		$2.88	$1,000.00	$994.60		$3.96	$1,000.00	$1,052.00		$4.13
Hypothetical 5% return	1,000.00	1,022.27	+	2.90	1,000.00	1,021.17	+	4.01	1,000.00	1,021.11	+	4.06

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional
Multi-Manager International Equity	0.57%
Multi-Manager U.S. Dynamic Equity	0.80
Multi-Manager U.S. Small Cap Equity	0.80

(a)	Commenced operations April 29, 2016.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

55

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Multi-Manager International Equity Fund, Multi-Manager U.S. Dynamic Equity Fund, and Multi-Manager U.S. Small Cap Equity Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. Each Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International (collectively, the “Investment Adviser”) are responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. The Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with the Investment Adviser on behalf of the Funds.

The Management Agreement was most recently approved for continuation until August 31, 2017 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “1940 Act”), of any party thereto (the “Independent Trustees”), at a meeting held on August 3, 2016 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreements (each a “Designated Sub-Advisory Agreement”) between the Investment Adviser and (i) each of Causeway Capital Management LLC, Massachusetts Financial Services Company (d/b/a MFS Investment Management), and WCM Investment Management (on behalf of Multi-Manager International Equity Fund); (ii) each of Sirios Capital Management, L.P., Smead Capital Management, Inc., and Weitz Investment Management, Inc. (on behalf of Multi-Manager U.S. Dynamic Equity Fund); and (iii) Brown Advisory LLC, PNC Capital Advisors LLC, and Robeco Investment Management, Inc. d/b/a Boston Partners (on behalf of Multi-Manager U.S. Small Cap Equity Fund) (collectively, the “Designated Sub-Advisers” and together with all sub-advisers serving from time to time, the Sub-Advisers).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement or the Designated Sub-Advisory Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams and the Sub-Advisers or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, commingled investment vehicles with comparable investment strategies managed by the Investment Adviser, and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on the degree to which the Fund’s peer group and/or benchmark index was relevant to the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and

56

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(ii)	comparative information on the advisory fees charged and services provided by the Investment Adviser to certain collective investment vehicles that it manages with comparable investment strategies;
(f)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; information on the Sub-Advisers’ compensation arrangements; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (including the Sub-Advisers), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets and share purchase and redemption activity.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the Sub-Adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management and compliance.

57

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of June 30, 2016 or by the Investment Adviser using the Outside Data Provider peer groups. The information on each Fund’s investment performance was provided for the one-year period ending on June 30, 2016, to the extent that each Fund had been in existence for that period. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. The Trustees considered the Investment Adviser’s representations that each Fund had significant differences from its Outside Data Provider peer group and/or benchmark index that caused them to be imperfect bases for comparison. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Funds’ performance to that of comparable unregistered funds for which the Investment Adviser also serves as investment adviser. They considered that the unregistered funds provide an imperfect performance comparison because they are not subject to the requirements of the 1940 Act.

In addition, the Trustees considered materials prepared and presentations made throughout the year by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by each Fund thereunder, and the net amount retained by the Investment Adviser after payment of sub-advisory fees. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees also considered comparative fee information for services provided by the Investment Adviser to collective investment vehicles having investment objectives and policies similar to those of each Fund. They considered information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive. They also noted that certain of these types of accounts have a compensation structure which includes performance fees, and also pay additional asset-based fees and performance fees to the managers of underlying hedge funds. The analyses also compared each Fund’s transfer agency and custody fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They considered the Investment Adviser’s undertaking to waive a portion of the management fees payable by the Funds. In this regard, the Trustees noted that the Investment Adviser’s institutional clients that are invested in the Funds pay a single management fee for the Investment Adviser’s management of their accounts, and that the Investment Adviser waives a portion of the management fee with respect to each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s sub-advisers. The Trustees also considered the Investment Adviser’s undertaking to limit each Fund’s “other expenses” ratios (excluding certain expenses) to a specified level.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to each of the Funds except Multi-Manager U.S. Small Cap Equity Fund, which had commenced operations in 2016. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management and transfer agency), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal

58

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. The Trustees considered profitability information for each Fund except Multi-Manager U.S. Small Cap Equity Fund in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees noted that the Funds do not have management fee breakpoints. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Funds that exceed specified levels. The Independent Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (g) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers (including the Sub-Advisers) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (d) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (e) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Management Agreement should be approved and continued with respect to each Fund until August 31, 2017.

Designated Sub-Advisory Agreements

Nature, Extent, and Quality of the Services Provided Under the Designated Sub-Advisory Agreements and Performance

In evaluating the Designated Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Designated Sub-Advisers. In evaluating the nature, extent, and quality of services provided by each Designated Sub-Adviser, the Trustees considered information on the services provided to the Funds by each Designated

59

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Sub-Adviser, including information about each Designated Sub-Adviser’s (a) personnel and organizational structure; (b) track record in managing funds and/or accounts with investment strategies similar to those employed on behalf of the Funds; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. The Trustees also reviewed the operations and investment performance of each Designated Sub-Adviser’s respective sleeve of each Fund since its inception. In considering each Designated Sub-Adviser’s investment performance, the Trustees reviewed a comparison of each Designated Sub-Adviser to relevant benchmark indices based on various metrics, including realized beta, excess return, alpha, and volatility. The Trustees also reviewed the services provided to each Fund under each Designated Sub-Advisory Agreement.

Costs of Services Provided

The Trustees reviewed the terms of each Designated Sub-Advisory Agreement, including the fee schedules for the Designated Sub-Advisers. They considered the breakpoints (if applicable) in the sub-advisory fee rate payable under each Designated Sub-Advisory Agreement. The Trustees noted that the compensation paid to each Designated Sub-Adviser would be paid by the Investment Adviser, not by the Funds. They noted that the Investment Adviser believes that the relationship between the management fees paid by the Funds and the sub-advisory fees paid by the Investment Adviser is appropriate given the level of services the Investment Adviser provides to the Funds and significant differences in cost drivers and risks associated with the respective services offered by the Investment Adviser and each Designated Sub-Adviser, as well as the management fee waivers and expense limitations that substantially reduce the fees retained by the Investment Adviser. In this regard, the Trustees considered that certain Designated Sub-Advisers had agreed to reduce their sub-advisory fee rate, which benefited shareholders of those Funds in light of the existing management fee waiver arrangements. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser with respect to each Fund in light of the overall management fee to be paid by each Fund.

Conclusion

In connection with their consideration of the Designated Sub-Advisory Agreements at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, the Trustees present concluded that each Designated Sub-Advisory Agreement should be approved and continued until August 31, 2017.

Amendments to Designated Sub-Advisory Agreements

Upon the recommendation of the Investment Adviser, at a meeting held on September 14, 2016, the Trustees, including all of the Independent Trustees present, approved amendments to the Sub-Advisory Agreements with WCM Investment Management (“WCM”) (on behalf of Multi-Manager International Equity Fund) and Weitz Investment Management, Inc. (“Weitz”) (on behalf of Multi-Manager U.S. Dynamic Equity Fund). The Trustees considered that the amendments to both Sub-Advisory Agreements would reduce each Sub-Adviser’s sub-advisory fee after giving effect to breakpoints. They noted that the amended Sub-Advisory Agreements would benefit shareholders each Fund in light of the Funds’ existing management fee waiver arrangements.

New Sub-Advisory Agreement

In addition to the actions taken by the Trustees to approve the continuation of the Management Agreement and the Designated Sub-Advisory Agreements, upon the recommendation of the Investment Adviser, at a meeting held on August 3, 2016 the Trustees, including all of the Independent Trustees present, approved sub-advisory agreement (the “New Sub-Advisory Agreement”) between the Investment Adviser and Lazard Asset Management LLC (the “New Sub-Adviser”) on behalf of Goldman Sachs Multi-Manager U.S. Dynamic Equity Fund (the “Fund”). In connection with their evaluation of the New Sub-Advisory Agreement, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel. In addition, the Trustees received information prepared by the New Sub-Adviser in a written response to a formal request from the Investment Adviser.

Nature, Extent, and Quality of the Services Provided Under the New Sub-Advisory Agreement

In evaluating the New Sub-Advisory Agreement, they relied on the information provided by the Investment Adviser and the New Sub-Adviser. In evaluating the nature, extent, and quality of services to be provided by the New Sub-Adviser, the Trustees considered information on the services to be provided to the Fund by the New Sub-Adviser, including information about the New Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing funds and/or accounts with investment strategies similar to those to be employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts

60

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

of interest; and (d) compliance program and code of ethics. In this regard, they considered assessments provided by the Investment Adviser of the New Sub-Adviser, the New Sub-Adviser’s investment strategies and personnel and its compliance program. The Trustees considered that the New Sub-Adviser manages other assets for the Investment Adviser’s clients, including a sleeve of the Goldman Sachs Multi-Manager Non-Core Fixed Income Fund. They noted that, because the New Sub-Adviser had not previously provided services to the Fund, there was no performance information to evaluate with respect to the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of the New Sub-Advisory Agreement and the proposed fee schedules, including any breakpoints. They noted that the compensation paid to the New Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the New Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and the New Sub-Adviser. They considered GSAM’s undertaking to waive the portion of its management fee which is in excess of the weighted average of the Fund’s sub-advisory fees. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser and how it would change upon hiring the New Sub-Adviser. They considered this information in light of the overall management fee to be paid by the Fund.

Conclusion

In connection with their consideration of the New Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, the Trustees present concluded that the New Sub-Advisory Agreement should be approved for a period of two years from the time of its approval.

61

ACTIVE EQUITY MULTI-MANAGER FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 2012

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Cheryl K. Beebe Age: 60	Trustee	Since 2015	Ms. Beebe is retired. She is Director, Convergys Corporation (2015-Present); Director, Packaging Corporation of America (2008-Present); and was formerly Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a global corn refining and manufacturing company) (2004-2014). Trustee — Goldman Sachs Trust II.	17	Convergys Corporation (a customer management company); Packaging Corporation of America (producer of container board)
John P. Coblentz, Jr. Age: 75	Trustee	Since 2012

Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (a consulting company) (2004-2006); and Director, Elderhostel, Inc. (a not-for profit organization) (2006-2012). Previously, Mr. Coblentz served as Trustee of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (2003-2015).

Trustee — Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				36	None
Lawrence Hughes Age: 58	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as Chairman of the Board of Directors, Ellis Memorial and Eldredge House (a not-for-profit organization) (2012-Present). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	17	None
John F. Killian Age: 61	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II.	17	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company

62

ACTIVE EQUITY MULTI-MANAGER FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 77	Trustee	Since 2012

Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Previously, Mr. Strubel served as Trustee of Goldman Sachs Trust (1987-2015) and Goldman Sachs Variable Insurance Trust (1997-2015).

Trustee — Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				36	None
Westley V. Thompson Age: 61	Trustee	Since 2016	Mr. Thompson is retired. Formerly, he was President, Sun Life Financial, Inc. (a financial services company) (2008-2014); and held senior management positions at various insurance companies including affiliates of Lincoln National Corporation (1998-2008), Cigna Corporation (1994-1997), and Aetna, Inc. (1979-1994). Previously, Mr. Thompson served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	17	None
James A. McNamara Age: 54	President and Trustee	Since 2012	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2016, Goldman Sachs Trust II consisted of 17 portfolios (15 of which offered shares to the public); Goldman Sachs Trust consisted of 92 portfolios (91 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-621-2550.

63

ACTIVE EQUITY MULTI-MANAGER FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	President and Trustee	Since 2012

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2012 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of October 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Active Equity Multi-Manager Funds — Tax Information (Unaudited)

For the year ended October 31, 2016, 100% and 32.05% of the dividends paid from net investment company taxable income by the Multi-Manager U.S. Dynamic Equity and Multi-Manager U.S. Small Cap Equity Funds qualifies for the dividends received deduction available to corporations.

For the year ended October 31, 2016, 100% and 100% of the dividends paid from net investment company taxable income by the Multi-Manager U.S. Dynamic Equity and Multi-Manager U.S. Small Cap Equity Funds qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

From distributions paid during the year ended October 31, 2016, the total amount of income received by Multi-Manager International Equity Fund from sources within foreign countries and possessions of the United States was $0.0257 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Multi-Manager International Equity Fund was 99.23%. The total amount of taxes paid by the Multi-Manager International Equity Fund was $0.0025 per share.

64

FUND PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.15 trillion in assets under supervision as of September 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

■	Financial Square Treasury Solutions Fund[1]
■	Financial Square Government Fund[1]
■	Financial Square Money Market Fund[2]
■	Financial Square Prime Obligations Fund[2]
■	Financial Square Treasury Instruments Fund[1]
■	Financial Square Treasury Obligations Fund[1]
■	Financial Square Federal Instruments Fund[1]
■	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

■	Investor Money Market Fund[3]
■	Investor Tax-Exempt Money Market Fund[3,4]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short-Term Conservative Income Fund[5]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[6]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	N-11 Equity Fund

Select Satellite

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund
■	Global Infrastructure Fund

Total Portfolio Solutions

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[7]
■	Balanced Strategy Portfolio
■	Multi-Manager U.S. Small Cap Equity Fund
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax-Advantaged Global Equity Portfolio
■	Strategic Factor Allocation Fund
■	Target Date 2020 Portfolio
■	Target Date 2025 Portfolio
■	Target Date 2030 Portfolio
■	Target Date 2035 Portfolio
■	Target Date 2040 Portfolio
■	Target Date 2045 Portfolio
■	Target Date 2050 Portfolio
■	Target Date 2055 Portfolio
■	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[5]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Cheryl K. Beebe John P. Coblentz, Jr. Lawrence Hughes John F. Killian James A. McNamara Richard P. Strubel Westley V. Thompson	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on the Funds’ managements’ predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of October 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

© 2016 Goldman Sachs. All rights reserved. 74712-TMPL-12/2016 MMGRFDSAR-16/165

Goldman Sachs Funds

Annual Report	October 31, 2016

Multi-Manager Alternatives Fund

Goldman Sachs Multi-Manager Alternatives Fund

Investment Process	1

Portfolio Management Discussion and Performance Summaries	2

Schedule of Investments	12

Financial Statements	49

Financial Highlights	52

Notes to Financial Statements	54

Report of Independent Registered Public Accounting Firm	72

Other Information	73

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

What Differentiates Goldman Sachs’ Multi-Manager Alternatives Fund Investment Process?

The Goldman Sachs Multi-Manager Alternatives Fund seeks long-term growth of capital by allocating its assets to underlying managers who employ a range of alternative and non-traditional investment strategies. The Fund benefits from the dedicated expertise of GSAM’s alternative investment team that has a legacy dating back to

19691 and is located in 8 offices globally.2

■	We have over 150 alternative investment professionals[2] dedicated to manager selection

■	We employ a rigorous due diligence process to evaluate each manager’s skill, strategy, and team and continually monitor managers after an investment is made

■	Our Investment Committee process includes an independent “Devil’s advocate” to promote fluid debate and intense examination of each manager

■	We combine “top down” market and economic environment considerations with “bottom up” manager-specific factors

■	We incorporate judgment and quantitative tools to determine the appropriate investment size in each manager

■	The process is continual with ongoing re-balancing and active management to optimize diversification

■	We have over 50 professionals[2] focused on alternative investment risk management and operational diligence

■	We consider risk management an all-encompassing and real time discipline

■	Our dedicated strategists leverage our proprietary risk management systems to continually monitor risk

1In	June 1997, The Goldman Sachs Group, Inc. (GSG, Inc.) acquired the assets and business of Commodities Corporation, which GSG, Inc. subsequently renamed Goldman Sachs Hedge Fund Strategies LLC in December 2004.

2As	of September 2016.

The	portfolio risk management process includes an effort to monitor and manage risk, but does not
imply	low risk. Diversification does not protect an investor from market risk and does not ensure a profit.

1

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Alternatives Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Goldman Sachs Multi-Manager Alternatives Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -0.23%, -1.02%, 0.13%, -0.06% and -0.40%, respectively. These returns compare to the 0.31% average annual total return of the Fund’s primary benchmark, the Bank of America Merrill Lynch Three- Month U.S. Treasury Bill Index (the “BofA Index”) during the same time period. The HFRX Global Hedge Fund Index (net of management, administrative and performance/ incentive fees), a broad proxy for hedge fund performance and the Fund’s secondary benchmark, returned -1.30% during the Reporting Period.

To compare, the MSCI® World Index (net), not the Fund’s benchmark but designed to measure the equity market performance of developed markets, had an average annual total return of 1.18% during the Reporting Period. Similarly not benchmarks of the Fund, the Bloomberg Barclays Global Aggregate Index, designed to measure the broad global investment grade fixed income market, and the Bloomberg Barclays U.S. Corporate High-Yield Index, designed to measure the U.S. non-investment grade fixed-rate debt market, had average annual total returns of 4.36% and 10.11%, respectively, during the Reporting Period.

References to the Fund’s benchmarks and to other indices mentioned herein are for informational purposes only, and unless otherwise noted, are not an indication of how the Fund is managed. The use of the BofA Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Notably, during the Reporting Period, the Fund had a realized beta to the MSCI World Index (net) of 0.35. (Beta is a measure of the sensitivity of an asset’s returns to broad market returns.) The Fund’s overall annualized volatility was 4.25% during the Reporting Period, while the overall annualized volatility of the global equity markets, as measured by the MSCI World Index (net), during the same time period was 13.46%.

Q	What economic and market factors most influenced the financial markets as a whole during the Reporting Period?

A	The Reporting Period was marked by spans of uncertainty and volatility, beginning with the Federal Reserve’s (the “Fed”) first interest rate increase in nearly a decade in December 2015. Shortly thereafter, the People’s Bank of China took the step of devaluing its currency, the renminbi, setting off a sharp worldwide sell-off in risk assets, as investors sought perceived safe-haven assets in the uncertainty surrounding the scale and impact of Chinese monetary policy. This “risk off” sentiment persisted into the middle of February 2016, then subsided until uncertainty around the U.K.’s June 2016 referendum on whether to remain a member of the European Union led to significant volatility in U.K. assets. The U.K.’s unexpected decision to leave the European Union, popularly known as Brexit, set off another sharp sell-off in equity and currency markets in late June 2016. The British pound dropped precipitously versus the U.S. dollar and the euro, hitting levels not seen since the 1980s.

Equities generally recovered from the Brexit shock over the summer of 2016, as markets turned their attention to the then-upcoming U.S. election. Meanwhile, the Fed expressed an unexpectedly dovish outlook following the volatility of early 2016, reducing the number of potential 2016 interest rate hikes from four to two. (Dovish commentary tends to suggest lower interest rates.) Accommodative monetary

2

PORTFOLIO RESULTS

policy persisted globally. The European Central Bank left its interest rates unchanged. The Bank of Japan left its interest rates steady while announcing a plan to target its yield curve, or spectrum of maturities, and adjusting its inflation goal to exceed 2%.

Global equity markets ended the Reporting Period broadly positive despite the Reporting Period’s volatility. In the U.S., equities gained on strength in the information technology sector and strong performance from higher yielding, traditionally defensive sectors, such as utilities, telecommunication services and consumer staples. Quantitative easing on a worldwide scale drove investors to search elsewhere for yield, boosting traditionally defensive equity sectors as well as corporate credit. On the other hand, health care companies underperformed the broader U.S. equity market, as election year rhetoric increased worries about downward pressure on drug pricing and increased regulatory scrutiny. Financials, facing margin pressure from low interest rates and regulatory spending, also underperformed. Low volatility stocks outperformed in the defensive sector rally, and oil prices rebounded from early 2016 lows, boosting the energy sector and certain commodity-linked businesses.

Credit markets ended the Reporting Period in largely positive territory, as accommodative monetary policy drove yield-hungry investors into the corporate credit markets. Credit spreads, or yield differentials to government bonds, tightened from their January 2016 highs, with commodity-exposed and energy-related industries, particularly within the high yield corporate bond sector, leading gains. In the U.S., issuers took advantage of low interest rates and strong foreign demand to drive new offerings. Abroad, emerging market credit, offering comparatively more attractive yields and less sovereign leverage, rallied. Money market reform in the U.S. led to significant outflows from prime money market funds into government money market funds, leading to an increase in the three-month LIBOR rate and implications of the coupon rates of floating rate credit.

By the end of the Reporting Period, the market-implied probability of a Fed rate hike by December 2016 was 70%, as measured by Fed funds futures prices. Global central banks, while maintaining policies of quantitative easing, had begun to discuss the limitations of further easing and the broader implications of continued easing in the market. At the end of the Reporting Period, it appeared that political uncertainty in the U.S. surrounding the November 8 election and its aftermath as well as concerns about the effect of a potential “hard Brexit” in March 2017 were likely to be drivers of near-term market volatility. (“Hard Brexit” is one of the ways the U.K. could separate itself from the European Union; opposite of “soft Brexit.” Both terms refer to the closeness or distance of the U.K.s relationship with the European Union after the separation has been completed.)

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ one or more non-traditional and alternative investment strategies. At various points during the Reporting Period, the Fund primarily allocated capital to 12 Underlying Managers — Acadian Asset Management LLC (“Acadian”); Ares Capital Management II LLC (“Ares”); Atreaus Capital, LP (“Atreaus”); Brigade Capital Management, LP (“Brigade”); Corsair Capital Management, L.P. (“Corsair”); First Pacific Advisors, LLC (“FPA”); Graham Capital Management, L.P. (“GCM”); Lateef Investment Management, L.P. (“Lateef”); New Mountain Vantage Advisers, L.L.C. (“New Mountain Vantage”); Polaris Capital Management, LLC (“Polaris”); QMS Capital Management LP (“QMS”); and Sirios Capital Management, L.P. (“Sirios”).

These 12 Underlying Managers represented five strategies — dynamic equity (Lateef and Polaris); equity long/short (Corsair, FPA and Sirios); event driven and credit (Ares, Brigade and New Mountain Vantage); tactical trading (Atreaus, GCM and QMS); and relative value (Acadian).

Of the 12 Underlying Managers, five generated positive returns and seven generated negative returns during the Reporting Period.

In addition, during the Reporting Period, Russell Investments Implementation Services, LLC (“RIIS”) was employed to manage a beta completion mandate designed to achieve a target beta exposure for the Fund overall. We consider RIIS a portfolio construction tool and did not use it to override any views and/or decisions taken by the Fund’s other Underlying Managers. During the Reporting Period, RIIS did not have a meaningful impact on the Fund’s performance.

3

PORTFOLIO RESULTS

Q	Which strategies most significantly affected Fund performance?

A	Of the five strategies employed across the Underlying Managers during the Reporting Period, two generated positive returns, one generated flat returns and two generated negative returns. The Fund did not have an allocation to the opportunistic fixed income strategy during the Reporting Period.

The event driven and credit strategy generated the Fund’s strongest positive performance during the Reporting Period, mainly driven by positions in high yield corporate bonds and high yield loans. These results were offset somewhat by the negative performance of the strategy’s equities exposures, with positioning in the communications, consumer cyclical and consumer non-cyclical sectors detracting most from performance. Event driven and credit strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. These strategies may include, among others, merger arbitrage, distressed credit, opportunistic credit and value with a catalyst investing styles.

The relative value strategy recorded the Fund’s second-strongest performance during the Reporting Period, with positions in the consumer non-cyclical, industrial and technology sectors among the top performers. Relative value strategies seek to identify and benefit from price discrepancies between related assets (assets that share a common financial factor, such as interest rates, an issuer, or an index). Relative value opportunities generally rely on arbitrage (the simultaneous purchase and sale of related assets) and may exist between two issuers or within the capital structure of a single issuer. These strategies attempt to exploit a source of return with low correlation to the market and include, among others, fixed income arbitrage, convertible arbitrage, volatility arbitrage, statistical arbitrage and equity market neutral strategies.

The Fund’s dynamic equity strategy posted slightly negative performance during the Reporting Period. Exposure to the financials, consumer non-cyclical and basic materials sectors detracted from results, more than offsetting the gains from exposure to the energy, consumer cyclical and industrials sectors. Dynamic equity strategies generally involve investing in equity instruments, often with a long-term view. Dynamic equity strategies are less likely to track a benchmark than traditional long-only strategies, and dynamic equity managers are less constrained than traditional long-only managers with respect to factors such as position concentration, sector and country weights, style and market capitalization. Dynamic equity managers may hedge long positions and may also purchase, in addition to equity investments, bonds, options, preferred securities, and convertible securities, among others.

The tactical trading strategy turned in the Fund’s second-weakest performance during the Reporting Period. Commodity trading detracted most, as losses in energy-related and agriculture-related futures trading wiped out most of the gains in foreign exchange and interest rate futures trading. The impact of the Fund’s significant exposure to gold was largely flat during the Reporting Period. In terms of energy-related futures trading, Underlying Managers were whipsawed by oil price movements and were also hurt by short positions in crude oil futures when oil prices rallied during the third quarter of 2016 and near the end of the Reporting Period. On the positive side, commodity futures trading mitigated the Fund’s downside risk during the equity market selloff in the first quarter of 2016 and amid volatility related to the Brexit vote, demonstrating its value as a portfolio diversifier. Underlying Managers also capitalized on some of the volatility in the euro after the Brexit vote through foreign currency trading and long positions in fixed income. The Fund’s equities trading contributed positively in the early part of the Reporting Period, but those gains were insufficient to offset losses from fixed income trading as longer-term yields rose on a strong U.S. employment report and hawkish commentary from the Fed in August 2016 (Hawkish language or action tends to suggest higher interest rates (opposite of dovish)). Tactical trading strategies seek to produce total return by long and short investing across global fixed income, currency, equity and commodity markets. Tactical trading managers may employ various investment styles of which the two major strategies are global macro and managed futures. Tactical trading managers that employ a global macro style may select their investments based upon fundamental and/ or technical analysis. Tactical trading managers that employ a managed futures investing style may use quantitative modeling techniques, e.g., determining an asset’s value based upon an analysis of price history, price momentum and the asset’s value relative to that of other assets, among other factors. Some tactical trading managers may employ both fundamental analysis and quantitative modeling techniques. Tactical trading managers typically have no bias to be long, short or neutral, but at any given time may have significant long or short exposures in a particular market or asset.

4

PORTFOLIO RESULTS

The Fund’s equity long/short strategy hurt performance the most during the Reporting Period, attributable primarily to positions in the consumer and communications sectors. Equity long/short strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Equity long/short managers may, for example, buy stocks they expect to outperform or they believe are undervalued, and may also sell short stocks they believe will underperform or they believe are overvalued. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Underlying Managers of the Fund employ derivatives and similar instruments as part of their underlying strategies to hedge market exposure and/or to gain implicit leverage, subject to the constraints of the Investment Company Act of 1940. During the Reporting Period, credit default swaps, total return swaps, equity futures, equity options, interest rate swaps, interest rate swap futures, interest rate swaptions, bond futures, options on bond futures, commodity futures, commodity swaps, inflation swaps, forward foreign exchange contracts, written option currency contracts, foreign exchange options, foreign exchange futures and cross currency swaps were used by the Underlying Managers of the Fund. Overall, the use of derivatives and similar instruments by the Underlying Managers had a negative impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations and Underlying Managers during the Reporting Period?

A	During the Reporting Period, shifts to the Fund’s asset allocation were made in response to the market environment and were also the result of changes in allocations to the Fund’s various strategies. More specifically, we eliminated the Fund’s allocation to the dynamic equity strategy to reduce the Fund’s directional exposure as a reflection of our more neutral outlook on beta within equities but continued positive outlook on alpha opportunities. (Alpha opportunities refer to the prospect of potentially outperforming a benchmark index.) We also decreased the Fund’s allocation overall to the equity long/short strategy and added an allocation to the relative value strategy. In the process, we completely redeemed assets from Underlying Manager Lateef, and as of January 4, 2016, Lateef no longer served as an Underlying Manager of the Fund. We also steadily redeemed assets from Underlying Manager Polaris and by June 30, 2016, Polaris no longer served as an Underlying Manager of the Fund. We added a new Underlying Manager — Acadian. Acadian, approved by the Fund’s Board in February 2016, was first allocated capital in June 2016 and became the first Underlying Manager to represent the Fund’s relative value strategy.

During the Reporting Period, we increased the Fund’s allocation to the event driven and credit strategy, reflecting the addition of Underlying Manager New Mountain Vantage. New Mountain Vantage, approved by the Fund’s Board in November 2015, was first allocated capital during December 2015. The addition was an expression of our view that the environment for strategic transactions and other corporate activity continued to be robust, driven by high confidence by chief executive officers and a large amount of cash on balance sheets. In late January 2016, we further increased the Fund’s allocation to the event driven and credit strategy because of the opportunities we believed were created by widening credit spreads during the fourth quarter of 2015. Spreads then sharply narrowed, particularly during March 2016, benefiting the Fund. During July 2016, we added to the Fund’s allocation to the event driven and credit strategy, largely because of our preference at that time for credit over equities.

Furthermore, during the Reporting Period, we increased the Fund’s allocation to the tactical trading strategy as a result of our positive view of uncorrelated strategies. In addition, we held a positive view on the Fund’s Underlying Managers representing the tactical trading strategy because of their generally flexible and broader mandates, which allowed them to perform well in times of market volatility during the Reporting Period. These Underlying Managers posted positive performance during the market sell-off in the first quarter of 2016 as well as in the market turbulence that surrounded Brexit during the summer of 2016.

During the Reporting Period, we added six new Underlying Managers. As mentioned previously, Acadian became the first Underlying Manager to represent the Fund’s relative value strategy, and New Mountain Vantage became an Underlying Manager within the Fund’s event driven and credit strategy, joining Ares and Brigade. QMS, approved in February 2016, became an Underlying Manager within the tactical trading strategy, joining GCM and Atreaus. In addition, Wellington Capital Management Company LLP

5

PORTFOLIO RESULTS

(“Wellington”) and Algert Global LLC (“Algert”) were added as Underlying Managers, but we did not allocate assets to them during the Reporting Period. Wellington, approved by the board in May 2016, will be an Underlying Manager within the equity long/short strategy, joining Corsair, FPA and Sirios. Algert, approved by the board in September 2016, will be an Underlying Manager within the relative value strategy, joining Acadian.

As mentioned previously, RIIS was approved as an Underlying Manager during the Reporting Period to manage a beta completion mandate designed to achieve a target beta exposure for the Fund overall. Importantly, we do not intend to use RIIS to override any views and/or decisions taken by the Fund’s other Underlying Managers.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	During the Reporting Period, Kent Clark was added as a portfolio manager for the Fund, effective February 26, 2016. Kent Clark is Co-Chief Investment Officer of the AIMS Group and Head of the AIMS Hedge Fund Investment Team. He also serves as Chairman of the AIMS Hedge Funds and Public Equity Investment Committee, Co-Chairman of the AIMS Credit Strategies Investment Committee and member of the AIMS Imprint Environmental, Social and Governance Investment Committee. As of August 19, 2016, Jason Gottlieb no longer served as a portfolio manager for the Fund. By design, all investment decisions (i.e., allocation) for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. The other portfolio managers for the Fund are Ryan Roderick and Betsy Gorton.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue to closely monitor global economic growth, monetary policy and market volatility, while using active portfolio management and alternative investment strategies to position the Fund as we aim to deliver positive absolute returns across a variety of market environments. We believe the flexibility to allocate tactically across these alternative strategies may enable us to provide investors with positive absolute returns in a variety of market conditions and with significant diversification benefits. We intend to continue to actively explore adding new managers with what we consider to be unique alternative capabilities as market conditions warrant.

6

PORTFOLIO RESULTS

Index Definitions

The Bloomberg Barclays Global Aggregate Index, an unmanaged index, provides a broad-based measure of the global investment grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. It is not possible to invest in an unmanaged index.

The Bloomberg Barclays U.S. Corporate High-Yield Index covers the universe of U.S. dollar denominated, nonconvertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. It is not possible to invest in an unmanaged index.

The MSCI® World Index represents large- and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. This index offers a broad global equity benchmark, without emerging markets exposure. It is not possible to invest in an unmanaged index.

7

FUND BASICS

Multi-Manager Alternatives Fund

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015–October 31, 2016	Fund Total Return (based on NAV)[1]	Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index[2]	HFRX Global Hedge Fund Index[3]
Class A	-0.23%	0.31%	-1.30%
Class C	-1.02	0.31	-1.30
Institutional	0.13	0.31	-1.30
Class IR	-0.06	0.31	-1.30
Class R	-0.40	0.31	-1.30

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected.

[3]	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is investable through products managed by HFR Asset Management, LLC that track HFRX Indices. The HFRX Global Hedge Fund Index is a trademark of HFR. HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

HFRI and HFRX and related indices are trademarks and service marks of Hedge Fund Research, Inc. (“HFR”) which has no affiliation with GSAM. Information regarding HFR indices was obtained from HFR’s website and other public sources and is provided for comparison purposes only. HFR does not endorse or approve any of the statements made herein.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/16	One Year	Since Inception	Inception Date
Class A	-4.11%	-0.10%	4/30/13
Class C	-0.25	0.82	4/30/13
Institutional	1.79	1.96	4/30/13
Class IR	1.69	1.83	4/30/13
Class R	1.16	1.31	4/30/13

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	2.73%	2.91%
Class C	3.48	3.66
Institutional	2.33	2.51
Class IR	2.48	2.66
Class R	2.98	3.18

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund, as supplemented, and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION (%)[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s market value, excluding cash and the allocation to Russell Investments Implementation Services, LLC which manages a beta completion mandate. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Short-term investments represent repurchase agreements.

9

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 10/31/16[7]
Holding	% of Net Assets	Line of Business
Goldman Sachs Financial Square Government Fund	1.3%	Investment Companies
Allergan PLC	0.4	Pharmaceuticals
Aon PLC	0.4	Property Insurance
American International Group, Inc.	0.4	Property Insurance
Bank of America Corp.	0.4	Banks
Oracle Corp.	0.3	Software
Aramark	0.3	Commercial Services
Valeant Pharmaceuticals International, Inc.	0.3	Health Care – Pharmaceuticals
Citigroup, Inc.	0.2	Banks
NorthStar Asset Management Group, Inc.	0.2	Diversified Financial Services

[7]	The top 10 equity holdings may not be representative of the Fund’s future investments.

UNDERLYING MANAGER ALLOCATION (%)[8]
As of October 31, 2016
Acadian Asset Management LLC	16.3%
Brigade Capital Management, LP	16.0
Ares Capital Management II LLC	13.4
Atreaus Capital, LP	13.0
QMS Capital Management LP	10.9
Graham Capital Management, L.P.	9.8
Corsair Capital Management, L.P.	5.2
New Mountain Vantage Advisers, L.L.C.	5.2
Sirios Capital Management, L.P.	5.1
First Pacific Advisors, LLC	5.0

[8]	The chart above represents capital allocated to the Underlying Managers, as a percentage of net assets, excluding cash and the allocation to Russell Investments Implementation Services, LLC, which manages a beta completion mandate for the Fund, and as such the weightings may not sum to 100%.

STRATEGY ALLOCATION (%)[9]
As of October 31, 2016

[9]	Equity Long/Short Strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Relative Value Strategies typically seek to exploit the mispricing of related assets and/or price convergence, often with the additional use of leverage. Event Driven and Credit typically seek to take advantage of corporate events and company-specific catalysts such as bankruptcies, mergers or takeovers. Tactical Trading Strategies seek to produce total return by long and short investing across global fixed income, currency, equity, and commodity markets. Tactical Trading managers typically have no bias to be long, short, or neutral. The percentages above exclude cash and the allocation to Russell Investments Implementation Services, LLC, who manages a beta completion mandate for the Fund.

10

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $1,000,000 investment made on April 30, 2013 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmarks, the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index and the HFRX Global Hedge Fund Index, are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Underlying Managers’ decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Multi-Manager Alternatives Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 30, 2013 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Since Inception
Class A (Commenced April 30, 2013)
Excluding sales charges	-0.23%	1.44%
Including sales charges	-5.69%	-0.18%

Class C (Commenced April 30, 2013)
Excluding contingent deferred sales charges	-1.02%	0.68%
Including contingent deferred sales charges	-2.01%	0.68%

Institutional (Commenced April 30, 2013)	0.13%	1.83%

Class IR (Commenced April 30, 2013)	-0.06%	1.70%

Class R (Commenced April 30, 2013)	-0.40%	1.19%

11

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments

October 31, 2016

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 20.8%
Aerospace & Defense – 0.1%
Bombardier, Inc.(a)
$277,000	7.750%		03/15/20	$281,502
100,000	5.750		03/15/22	88,500
100,000	6.000	(b)	10/15/22	88,875
200,000	6.125		01/15/23	173,500
650,000	7.500	(b)	03/15/25	580,125
Moog, Inc.(a)(b)
273,000	5.250		12/01/22	280,166
Orbital ATK, Inc.(b)
200,000	5.250		10/01/21	208,000
Oshkosh Corp.(b)
27,000	5.375		03/01/25	28,181

				1,728,849

Automotive(a)(b) – 0.1%
Deck Chassis Acquisition, Inc.
905,000	10.000		06/15/23	928,756

Banks(b)(c) – 0.3%
Citigroup, Inc.
575,000	5.950		05/15/49	587,219
315,000	6.250		08/15/49	339,019
JPMorgan Chase & Co.
1,690,000	5.150		05/01/49	1,685,775
1,135,000	6.000		08/01/49	1,183,237

				3,795,250

Building Materials(b) – 0.2%
Builders FirstSource, Inc.(a)
885,000	5.625		09/01/24	893,850
Gibraltar Industries, Inc.
1,600,000	6.250		02/01/21	1,656,000

				2,549,850

Chemicals(b) – 0.8%
Aruba Investments, Inc.(a)
855,000	8.750		02/15/23	872,100
Blue Cube Spinco, Inc.
1,455,000	9.750		10/15/23	1,709,625
195,000	10.000		10/15/25	234,000
Cornerstone Chemical Co.(a)
2,450,000	9.375		03/15/18	2,443,875
Hexion, Inc.
645,000	10.000		04/15/20	632,906
Rain CII Carbon LLC/CII Carbon Corp.(a)
1,820,000	8.000		12/01/18	1,785,875
1,105,000	8.250		01/15/21	1,078,756
125,000	8.500		01/15/21	131,044
TPC Group, Inc.(a)
785,000	8.750		12/15/20	645,663

				9,533,844

Commercial Services(a)(b) – 0.2%
AMN Healthcare, Inc.
625,000	5.125		10/01/24	634,375
LSC Communications, Inc.
135,000	8.750		10/15/23	133,481

Corporate Obligations – (continued)
Commercial Services(a)(b) – (continued)
Prime Security Services Borrower LLC/Prime Finance, Inc.
$2,030,000	9.250%		05/15/23	$2,156,875

				2,924,731

Consumer Cyclical Services(b) – 0.7%
APX Group, Inc.
1,880,000	8.750		12/01/20	1,825,950
CEB, Inc.(a)
120,000	5.625		06/15/23	116,850
Cenveo Corp.(a)
1,065,000	6.000		08/01/19	937,200
1,865,000	8.500		09/15/22	1,314,825
Ceridian HCM Holding, Inc.(a)
35,000	11.000		03/15/21	36,881
First Data Corp.(a)
600,000	5.000		01/15/24	607,500
Monitronics International, Inc.
2,440,000	9.125		04/01/20	2,314,950
Multi-Color Corp.(a)
1,000,000	6.125		12/01/22	1,045,000
United Rentals North America, Inc.
535,000	4.625		07/15/23	552,388
120,000	5.500		05/15/27	120,000

				8,871,544

Consumer Noncyclical(b) – 0.1%
NeuStar, Inc.
1,445,000	4.500		01/15/23	1,347,463

Diversified Financial Services(b) – 0.2%
Bankrate, Inc.(a)
1,500,000	6.125		08/15/18	1,507,500
Credit Acceptance Corp.
1,030,000	6.125		02/15/21	1,037,725
245,000	7.375		03/15/23	253,881

				2,799,106

Energy – 0.8%
Basic Energy Services, Inc.(b)(d)
350,000	7.750		10/15/22	154,000
Blue Racer Midstream LLC/Blue Racer Finance Corp.(a)(b)
2,500,000	6.125		11/15/22	2,459,375
Chesapeake Energy Corp.(a)(b)
570,000	8.000		12/15/22	578,550
CITGO Petroleum Corp.(a)(b)
2,000,000	6.250		08/15/22	2,017,500
Energy Transfer Equity LP(b)
940,000	5.875		01/15/24	954,100
Parker Drilling Co.(b)
2,475,000	6.750		07/15/22	1,955,250
Seventy Seven Energy, Inc.(b)(d)
205,000	6.500		07/15/22	—
Southern Star Central Corp.(a)(b)
180,000	5.125		07/15/22	183,600
Weatherford International Ltd.
725,000	6.750		09/15/40	572,750
785,000	5.950	(b)	04/15/42	602,487

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Energy – (continued)
Western Refining Logistics LP/WNRL Finance Corp.(b)
$285,000	7.500%		02/15/23	$298,538
Western Refining, Inc.(b)
333,000	6.250		04/01/21	333,000

				10,109,150

Energy – Exploration & Production – 1.6%
California Resources Corp.(b)
7,500	5.000		01/15/20	4,575
24,000	5.500		09/15/21	14,160
1,185,000	8.000	(a)	12/15/22	805,800
7,500	6.000		11/15/24	4,200
CONSOL Energy, Inc.(b)
1,300,000	5.875		04/15/22	1,202,500
600,000	8.000		04/01/23	597,750
Continental Resources, Inc.(b)
190,000	5.000		09/15/22	186,675
466,000	4.500		04/15/23	447,360
Diamondback Energy, Inc.(a)(b)
185,000	4.750		11/01/24	185,000
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp.(a)(b)
920,000	7.875		07/15/21	968,300
Gulfport Energy Corp.(a)(b)
250,000	6.000		10/15/24	255,000
Halcon Resources Corp.(a)(b)
1,000,000	8.625		02/01/20	1,010,000
Jupiter Resources, Inc.(a)(b)
1,745,000	8.500		10/01/22	1,439,625
Kosmos Energy Ltd.(a)(b)
1,405,000	7.875		08/01/21	1,349,450
Linn Energy LLC/Linn Energy Finance Corp.(b)(d)
2,660,000	6.250		11/01/19	884,450
MEG Energy Corp.(a)(b)
600,000	6.500		03/15/21	516,000
450,000	6.375		01/30/23	369,000
1,875,000	7.000		03/31/24	1,537,500
Memorial Production Partners LP/Memorial Production Finance Corp.(b)
745,000	7.625		05/01/21	305,450
1,765,000	6.875		08/01/22	697,175
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC(b)(d)
100,000	10.000		06/01/20	—
951,000	10.750		10/01/20	9,510
245,000	9.250		06/01/21	2,450
Murray Energy Corp.(a)(b)
575,000	11.250		04/15/21	441,312
Newfield Exploration Co.(b)
1,400,000	5.375		01/01/26	1,435,000
PDC Energy, Inc.(b)
1,500,000	7.750		10/15/22	1,593,750
Peabody Energy Corp.(d)
95,000	6.250		11/15/21	42,038
Rice Energy, Inc.(b)
150,000	6.250		05/01/22	153,000
365,000	7.250		05/01/23	386,900

Corporate Obligations – (continued)
Energy – Exploration & Production – (continued)
SandRidge Energy, Inc.(b)(d)
$885,000	7.500%		02/15/23	$—
Southwestern Energy Co.(b)
480,000	6.700		01/23/25	458,400
Tullow Oil PLC(a)(b)
70,000	6.000		11/01/20	64,777
140,000	6.250		04/15/22	127,225
Whiting Petroleum Corp.(b)
300,000	6.500		10/01/18	295,500
1,300,000	6.250		04/01/23	1,196,000
WPX Energy, Inc.(b)
410,000	6.000		01/15/22	407,950

				19,393,782

Energy – Services(b) – 0.2%
Basic Energy Services, Inc.(d)
1,625,000	7.750		02/15/19	747,500
Hiland Partners Holdings LLC/Hiland Partners Finance Corp.(a)
1,434,000	5.500		05/15/22	1,487,151
Transocean, Inc.
750,000	5.550		10/15/22	641,250

				2,875,901

Entertainment & Leisure(b) – 0.7%
AMC Entertainment, Inc.
500,000	5.875		02/15/22	519,375
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
1,130,000	5.375		06/01/24	1,192,150
Cinemark USA, Inc.
1,211,000	4.875		06/01/23	1,204,945
ClubCorp Club Operations, Inc.(a)
750,000	8.250		12/15/23	800,625
Guitar Center, Inc.(a)
1,745,000	6.500		04/15/19	1,563,956
2,229,000	9.625		04/15/20	1,638,315
Regal Entertainment Group
400,000	5.750		03/15/22	416,000
Six Flags Entertainment Corp.(a)
500,000	4.875		07/31/24	500,625
WMG Acquisition Corp.(a)
180,000	5.000		08/01/23	182,700

				8,018,691

Finance – 0.7%
Ally Financial, Inc.
2,415,000	5.125		09/30/24	2,538,769
750,000	5.750	(b)	11/20/25	770,625
Harland Clarke Holdings Corp.(a)(b)
1,965,000	9.250		03/01/21	1,680,075
Icahn Enterprises LP/Icahn Enterprises Finance Corp.(b)
360,000	4.875		03/15/19	358,380
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.(a)(b)
290,000	5.625		05/01/24	308,850

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2016

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Finance – (continued)
Navient Corp.
$785,000	6.625%		07/26/21	$792,976
600,000	7.250		09/25/23	599,621
Walter Investment Management Corp.
467,000	4.500		11/01/19	326,900
450,000	7.875	(b)	12/15/21	351,000

				7,727,196

Gaming(b) – 0.5%
Chester Downs & Marina LLC(a)
1,475,000	9.250		02/01/20	1,438,125
Codere Finance 2 Luxembourg SA(a)(e)
1,038,283	9.000		06/30/21	1,062,942
Inn of the Mountain Gods Resort & Casino(a)(f)
275,000	9.250		11/30/20	250,250
Scientific Games International, Inc.
1,595,000	10.000		12/01/22	1,483,350
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC(a)
1,231,000	5.875		05/15/21	1,218,690

				5,453,357

Health Care – Medical Products(b) – 0.4%
Fresenius Medical Care US Finance II, Inc.(a)
1,300,000	4.750		10/15/24	1,355,250
Grifols Worldwide Operations Ltd.
2,100,000	5.250		04/01/22	2,194,500
Halyard Health, Inc.
1,000,000	6.250		10/15/22	1,025,000
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA(a)
580,000	6.625		05/15/22	500,250

				5,075,000

Health Care – Pharmaceuticals – 0.5%
Mallinckrodt International Finance SA
1,000,000	4.750		04/15/23	862,500
Mallinckrodt International Finance SA/Mallinckrodt CB LLC(a)(b)
500,000	5.500		04/15/25	462,500
Quintiles IMS, Inc.(a)(b)
1,600,000	4.875		05/15/23	1,650,000
Valeant Pharmaceuticals International, Inc.(a)(b)
3,490,000	7.500		07/15/21	3,106,100
305,000	6.125		04/15/25	240,950

				6,322,050

Health Care – Services – 1.1%
Acadia Healthcare Co., Inc.(b)
980,000	5.125		07/01/22	967,750
Amsurg Corp.(b)
1,104,000	5.625		07/15/22	1,128,840
BioScrip, Inc.(b)
625,000	8.875		02/15/21	578,125
Centene Corp.(b)
1,590,000	4.750		01/15/25	1,586,025
DaVita, Inc.(b)
2,308,000	5.000		05/01/25	2,238,760

Corporate Obligations – (continued)
Health Care – Services – (continued)
HCA, Inc.
$1,730,000	5.875%		05/01/23	$1,833,800
171,000	5.375		02/01/25	174,847
190,000	7.690		06/15/25	212,800
IASIS Healthcare LLC/IASIS Capital Corp.(b)
200,000	8.375		05/15/19	193,500
Kindred Healthcare, Inc.
755,000	8.000		01/15/20	762,550
1,760,000	6.375	(b)	04/15/22	1,636,800
Select Medical Corp.(b)
1,225,000	6.375		06/01/21	1,218,875

				12,532,672

Health Care Products(a)(b) – 0.0%
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp.
60,000	8.125		06/15/21	55,800
Greatbatch Ltd.
480,000	9.125		11/01/23	460,800

				516,600

Home Construction(a)(b) – 0.0%
Masonite International Corp.
215,000	5.625		03/15/23	223,600

Internet(b) – 0.0%
Zayo Group LLC/Zayo Capital, Inc.
500,000	6.375		05/15/25	525,625

Lodging(b) – 0.1%
Interval Acquisition Corp.
1,000,000	5.625		04/15/23	1,031,250

Machinery(a) – 0.2%
Boart Longyear Management Pty Ltd.
1,400,000	10.000		10/01/18	988,750
325,000	7.000	(b)	04/01/21	60,531
Xerium Technologies, Inc.(b)
1,345,000	9.500		08/15/21	1,361,813

				2,411,094

Media – Broadcasting & Radio(b) – 1.0%
Cumulus Media Holdings, Inc.
2,410,000	7.750		05/01/19	1,012,200
Gray Television, Inc.(a)
350,000	5.125		10/15/24	340,375
iHeartCommunications, Inc.
1,575,000	9.000		12/15/19	1,195,031
1,316,481	14.000	(e)	02/01/21	503,554
1,080,000	9.000		03/01/21	774,900
LIN Television Corp.
750,000	5.875		11/15/22	784,688
Nexstar Broadcasting, Inc.(a)
500,000	6.125		02/15/22	515,000
Sinclair Television Group, Inc.(a)
1,850,000	5.625		08/01/24	1,877,750

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Media – Broadcasting & Radio(b) – (continued)
Sirius XM Radio, Inc.(a)
$1,000,000	4.625%		05/15/23	$1,005,000
1,000,000	6.000		07/15/24	1,062,500
750,000	5.375		04/15/25	762,188
Townsquare Media, Inc.(a)
830,000	6.500		04/01/23	831,037
Univision Communications, Inc.(a)
1,500,000	5.125		02/15/25	1,503,750

				12,167,973

Media – Cable – 1.7%
Altice US Finance I Corp.(a)(b)
1,582,000	5.375		07/15/23	1,621,550
Cable One, Inc.(a)(b)
1,667,000	5.750		06/15/22	1,760,769
CCO Holdings LLC/CCO Holdings Capital Corp.(b)
1,130,000	5.125		02/15/23	1,169,550
CSC Holdings LLC
1,325,000	6.750		11/15/21	1,394,563
1,925,000	10.125	(a)(b)	01/15/23	2,170,437
200,000	5.250		06/01/24	187,000
375,000	6.625	(a)(b)	10/15/25	406,875
910,000	10.875	(a)(b)	10/15/25	1,046,500
DISH DBS Corp.
1,570,000	5.000		03/15/23	1,546,450
400,000	5.875		11/15/24	404,000
Midcontinent Communications/Midcontinent Finance Corp.(a)(b)
200,000	6.250		08/01/21	209,000
SFR Group SA(a)(b)
1,300,000	6.000		05/15/22	1,329,250
700,000	6.250		05/15/24	706,125
Time Warner Cable LLC
625,000	6.750		06/15/39	749,236
Videotron Ltd.
500,000	5.000		07/15/22	521,875
1,247,000	5.375	(a)(b)	06/15/24	1,303,115
Virgin Media Secured Finance PLC(a)(b)
2,150,000	5.250		01/15/26	2,131,187
Ziggo Secured Finance BV(a)(b)
1,140,000	5.500		01/15/27	1,131,450

				19,788,932

Media – Non Cable(b) – 1.0%
Lee Enterprises, Inc.(a)
170,000	9.500		03/15/22	174,675
Liberty Interactive LLC
3,174,955	4.000		11/15/29	1,964,503
1,163,894	3.750		02/15/30	699,792
Outfront Media Capital LLC/Outfront Media Capital Corp.
2,180,000	5.875		03/15/25	2,267,200
Radio One, Inc.(a)
1,615,000	9.250		02/15/20	1,453,500
1,315,000	7.375		04/15/22	1,318,287
TEGNA, Inc.
500,000	6.375		10/15/23	531,875

Corporate Obligations – (continued)
Media – Non Cable(b) – (continued)
The McClatchy Co.
$1,205,000	9.000%		12/15/22	$1,256,213
VeriSign, Inc.
1,000,000	4.625		05/01/23	1,025,000
1,500,000	5.250		04/01/25	1,590,000

				12,281,045

Metal Fabricate/Hardware(a)(b) – 0.1%
Optimas OE Solutions Holding LLC/Optimas OE Solutions, Inc.
895,000	8.625		06/01/21	690,269
The Hillman Group, Inc.
830,000	6.375		07/15/22	773,975

				1,464,244

Metals(a)(b) – 0.0%
Constellium NV
100,000	5.750		05/15/24	90,250

Metals & Mining – 0.6%
Allegheny Technologies, Inc.
465,000	9.375		06/01/19	492,900
720,000	7.875	(b)	08/15/23	703,800
First Quantum Minerals Ltd.(a)(b)
1,270,000	6.750		02/15/20	1,220,787
809,000	7.000		02/15/21	767,539
Freeport-McMoRan, Inc.(b)
244,000	3.875		03/15/23	220,820
380,000	5.400		11/14/34	327,275
1,930,000	5.450		03/15/43	1,582,600
Glencore Funding LLC(a)
100,000	2.875		04/16/20	100,500
Hecla Mining Co.(b)
721,000	6.875		05/01/21	739,025
New Gold, Inc.(a)(b)
1,220,000	6.250		11/15/22	1,238,300

				7,393,546

Packaging(a) – 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(b)
550,000	7.250		05/15/24	580,250
Owens-Brockway Glass Container, Inc.
350,000	5.875		08/15/23	371,875

				952,125

Pipelines – 0.8%
Energy Transfer Partners LP(b)
440,000	6.125		12/15/45	458,725
Genesis Energy LP/Genesis Energy Finance Corp.(b)
888,000	6.000		05/15/23	892,440
800,000	5.625		06/15/24	792,000
MPLX LP(b)
1,100,000	4.875		12/01/24	1,150,437
ONEOK, Inc.(b)
750,000	7.500		09/01/23	859,688

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2016

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Pipelines – (continued)
Sabine Pass Liquefaction LLC(b)
$100,000	5.625%		02/01/21	$105,250
540,000	5.625		04/15/23	573,750
740,000	5.750		05/15/24	782,550
1,000,000	5.625		03/01/25	1,057,500
SemGroup Corp.(b)
95,000	7.500		06/15/21	97,375
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.(b)
1,381,000	5.500		08/15/22	1,339,570
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(b)
1,250,000	5.250		05/01/23	1,243,750
Williams Partners LP
255,000	6.300		04/15/40	273,411
140,000	5.400	(b)	03/04/44	139,203
Williams Partners LP/ACMP Finance Corp.(b)
100,000	4.875		03/15/24	101,250

				9,866,899

Property Insurance(a)(b) – 0.1%
HUB International Ltd.
700,000	7.875		10/01/21	715,750

Real Estate(b) – 0.2%
Care Capital Properties LP(a)
735,000	5.125		08/15/26	728,838
Communications Sales & Leasing, Inc./CSL Capital LLC(a)
350,000	6.000		04/15/23	363,125
RHP Hotel Properties LP/RHP Finance Corp.
675,000	5.000		04/15/23	686,812
The GEO Group, Inc.
361,000	6.000		04/15/26	312,265

				2,091,040

Retailers – 1.2%
Claire’s Stores, Inc.(b)
338,000	8.875		03/15/19	60,840
Ferrellgas LP/Ferrellgas Finance Corp.(b)
865,000	6.750		01/15/22	808,775
GameStop Corp.(a)(b)
1,400,000	5.500		10/01/19	1,442,000
Hema Bondco I BV(a)(b)
700,000	5.250	(c)	06/15/19	624,422
180,000	6.250		06/15/19	166,266
JC Penney Corp., Inc.(a)(b)
248,000	5.875		07/01/23	255,440
L Brands, Inc.
650,000	6.875		11/01/35	689,000
515,000	6.750		07/01/36	543,325
New Albertsons, Inc.
460,000	7.750		06/15/26	453,675
1,565,000	7.450		08/01/29	1,512,181
515,000	8.700		05/01/30	520,794
1,765,000	8.000		05/01/31	1,709,844

Corporate Obligations – (continued)
Retailers – (continued)
Rite Aid Corp.
$430,000	6.125	%(a)(b)	04/01/23	$453,650
340,000	7.700		02/15/27	421,600
490,000	6.875	(a)	12/15/28	588,000
Supervalu, Inc.(b)
855,000	6.750		06/01/21	849,656
The Bon-Ton Department Stores, Inc.(b)
1,980,000	8.000		06/15/21	1,009,800
TRU Taj LLC/TRU Taj Finance, Inc.(a)(b)
919,000	12.000		08/15/21	939,678
Yum! Brands, Inc.
950,000	6.875		11/15/37	969,000

				14,017,946

Technology – Hardware – 0.7%
Advanced Micro Devices, Inc.
430,000	2.125		09/01/26	484,556
CDW LLC/CDW Finance Corp.(b)
500,000	5.000		09/01/23	515,000
Diamond 1 Finance Corp./Diamond 2 Finance Corp.(a)(b)
545,000	7.125		06/15/24	595,413
166,000	6.020		06/15/26	180,949
1,430,000	8.100		07/15/36	1,707,077
1,130,000	8.350		07/15/46	1,369,211
Micron Technology, Inc.(a)(b)
1,055,000	5.250		08/01/23	1,033,900
Plantronics, Inc.(a)(b)
1,040,000	5.500		05/31/23	1,060,800
Sensata Technologies BV(a)
1,250,000	5.000		10/01/25	1,287,500

				8,234,406

Technology – Software/Services(b) – 1.0%
BMC Software Finance, Inc.(a)
1,030,000	8.125		07/15/21	942,450
Boxer Parent Co., Inc.(a)(e)
1,535,000	9.000		10/15/19	1,427,550
Cengage Learning, Inc.(a)
1,070,000	9.500		06/15/24	1,000,450
Equinix, Inc.
1,700,000	5.750		01/01/25	1,802,000
Global A&T Electronics Ltd.(a)
2,410,000	10.000		02/01/19	1,903,900
Inception Merger Sub, Inc./Rackspace Hosting, Inc.(a)
935,000	8.625		11/15/24	935,000
MSCI, Inc.(a)
1,601,750	5.250		11/15/24	1,681,837
Open Text Corp.(a)
605,000	5.875		06/01/26	644,325
Syniverse Holdings, Inc.
310,000	9.125		01/15/19	250,325
Western Digital Corp.(a)
114,000	7.375		04/01/23	124,688
880,000	10.500		04/01/24	1,017,500

				11,730,025

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Telecommunications – Cellular(b) – 0.3%
Altice Finco SA(a)
$680,000	8.125%		01/15/24	$697,000
180,000	7.625		02/15/25	180,675
SoftBank Group Corp.
1,600,000	6.000		07/30/25	1,722,000
T-Mobile USA, Inc.
720,000	6.000		04/15/24	764,100
150,000	6.375		03/01/25	160,875

				3,524,650

Telecommunications – Satellites(b) – 0.2%
Intelsat Jackson Holdings SA
775,000	7.250		10/15/20	587,062
120,000	7.500		04/01/21	89,400
380,000	8.000	(a)	02/15/24	384,750
Intelsat Luxembourg SA
1,810,000	7.750		06/01/21	597,300
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH(a)
500,000	5.000		01/15/25	509,375

				2,167,887

Textile & Apparel(a) – 0.1%
Nine West Holdings, Inc.
3,420,000	8.250		03/15/19	547,200

Transportation – 0.3%
Air Medical Group Holdings, Inc.(a)(b)
470,000	6.375		05/15/23	453,550
Algeco Scotsman Global Finance PLC(a)(b)
1,390,000	8.500		10/15/18	1,261,425
110,000	9.000		10/15/18	109,607
Navistar International Corp.
210,000	4.500		10/15/18	198,056
320,500	4.750		04/15/19	296,062
1,200,000	8.250	(b)	11/01/21	1,173,000

				3,491,700

Utilities – Electric – 0.3%
Dynegy, Inc.(b)
620,000	7.625		11/01/24	595,200
GenOn Americas Generation LLC
1,155,000	8.500		10/01/21	999,075
495,000	9.125		05/01/31	418,275
Illinois Power Generating Co.
500,000	6.300		04/01/20	196,250
NRG Energy, Inc.(b)
570,000	6.250		05/01/24	551,475
Talen Energy Supply LLC(a)(b)
600,000	4.625		07/15/19	571,500
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.(a)(b)(d)
3,500,000	11.500		10/01/20	—

				3,331,775

Wireless Telecommunications – 1.3%
Aegis Merger Sub, Inc.(a)(b)
1,290,000	10.250		02/15/23	1,393,200

Corporate Obligations – (continued)
Wireless Telecommunications – (continued)
Altice Financing SA(a)(b)
$600,000	6.500%		01/15/22	$627,000
700,000	7.500		05/15/26	721,000
Altice Luxembourg SA(a)(b)
675,000	7.750		05/15/22	707,063
300,000	7.625		02/15/25	311,625
Digicel Group Ltd.(a)(b)
500,000	8.250		09/30/20	441,500
Digicel Ltd.(a)(b)
1,565,000	6.000		04/15/21	1,396,293
770,000	6.750		03/01/23	687,225
DigitalGlobe, Inc.(a)(b)
1,900,000	5.250		02/01/21	1,909,500
Hughes Satellite Systems Corp.
1,065,000	7.625		06/15/21	1,166,175
65,000	5.250	(a)	08/01/26	64,025
Inmarsat Finance PLC(a)(b)
2,157,000	4.875		05/15/22	2,051,846
Sprint Corp.
2,110,000	7.875		09/15/23	2,088,900
605,000	7.125		06/15/24	570,213
1,125,000	7.625	(b)	02/15/25	1,094,062
Wind Acquisition Finance SA(a)(b)
244,000	4.750		07/15/20	246,135

				15,475,762

Wirelines Telecommunications – 0.3%
Anixter, Inc.
1,142,000	5.125		10/01/21	1,194,817
CommScope Technologies Finance LLC(a)(b)
600,000	6.000		06/15/25	630,000
Frontier Communications Corp.
355,000	8.875	(b)	09/15/20	377,188
255,000	7.125		01/15/23	229,819
805,000	11.000	(b)	09/15/25	823,112

				3,254,936

TOTAL CORPORATE OBLIGATIONS
(Cost $252,354,264)				$249,283,452

Shares	Description	Value
Common Stocks – 15.2%
Aerospace & Defense – 0.9%
14,798	Airbus Group SE	$878,703
72,663	Alcoa, Inc.	2,086,881
21,785	BWX Technologies, Inc.	854,408
14,950	Esterline Technologies Corp.*	1,098,078
202,600	Meggitt PLC	1,077,823
27,459	Orbital ATK, Inc.(g)	2,041,851
23,960	United Technologies Corp.	2,448,712

		10,486,456

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Air Freight & Logistics(g) – 0.2%
12,068	FedEx Corp.	$2,103,694

Automobiles – 0.0%
8,577	Fiat Chrysler Automobiles NV	62,784
566	General Motors Co.	17,885

		80,669

Banks – 1.1%
283,251	Bank of America Corp.(g)	4,673,642
27,984	Bank of the Ozarks, Inc.(g)	1,034,289
57,280	CIT Group, Inc.(g)	2,080,982
62,681	Citigroup, Inc.	3,080,771
71,099	Citizens Financial Group, Inc.	1,872,748
14,954	Western Alliance Bancorp*	558,681

		13,301,113

Beverages(g) – 0.2%
15,741	Constellation Brands, Inc. Class A	2,630,636

Biotechnology – 0.2%
13,750	Shire PLC ADR	2,318,800

Capital Markets – 0.9%
15,548	Affiliated Managers Group, Inc.*(g)	2,062,598
78,615	Apollo Global Management LLC Class A	1,437,082
7,988	Intercontinental Exchange, Inc.	2,159,875
17,510	Legg Mason, Inc.	502,887
19,880	LPL Financial Holdings, Inc.	615,485
210,626	NorthStar Asset Management Group, Inc.	2,885,576
37,137	OM Asset Management PLC	522,518
5,887	State Street Corp.	413,326

		10,599,347

Chemicals – 0.4%
62,500	Axalta Coating Systems Ltd.*(g)	1,570,000
368	LyondellBasell Industries NV Class A	29,275
40,098	Olin Corp.(g)	879,349
8,984	The Sherwin-Williams Co.(g)	2,199,822
12,768	Valvoline, Inc.*	260,467

		4,938,913

Commercial Services & Supplies(g) – 0.1%
28,244	KAR Auction Services, Inc.	1,202,629

Communications Equipment – 0.3%
61,720	Cisco Systems, Inc.(g)	1,893,569
30,659	CommScope Holding Co., Inc.*	936,632
22,817	Juniper Networks, Inc.	601,000
25,360	Radware Ltd.*	342,614

		3,773,815

Construction & Engineering* – 0.1%
58,785	AECOM	1,637,162

Common Stocks – (continued)
Consumer Finance – 0.5%
136,321	Ally Financial, Inc.(g)	$2,463,320
21,930	American Express Co.	1,456,591
1,970	Capital One Financial Corp.	145,859
7,516	Discover Financial Services	423,376
2,140	Encore Capital Group, Inc.*	42,479
33,696	Synchrony Financial	963,369

		5,494,994

Containers & Packaging – 0.1%
61,719	Orora Ltd.	136,002
42,530	Owens-Illinois, Inc.*(g)	820,829

		956,831

Diversified Financial Services – 0.5%
4,926	Berkshire Hathaway, Inc. Class B*	710,822
89,046	ECN Capital Corp.*	194,516
90,976	Element Fleet Management Corp.	886,495
13,600	Groupe Bruxelles Lambert SA	1,169,150
85,110	Leucadia National Corp.	1,589,004
53,521	Voya Financial, Inc.(g)	1,635,067

		6,185,054

Diversified Telecommunication Services(a) – 0.1%
41,509	Cellnex Telecom SAU	680,706
9,911	Sunrise Communications Group AG	677,172

		1,357,878

Electric Utilities* – 0.3%
198,402	TCEH Corp.	3,015,710

Electronic Equipment, Instruments & Components – 0.3%
34,936	CDW Corp.	1,568,976
24,970	TE Connectivity Ltd.	1,569,864

		3,138,840

Energy Equipment & Services – 0.1%
13,880	Halliburton Co.	638,480
325	Seventy Seven Energy, Inc.*	7,800
52,022	Te Holdcorp LLC/Te Holdcorp	559,233

		1,205,513

Equity Real Estate Investment Trusts (REITs) – 0.3%
40,779	Equity Commonwealth*	1,231,934
31,743	NorthStar Realty Finance Corp.	460,908
26,267	Ryman Hospitality Properties, Inc.(g)	1,324,382
15,356	Xenia Hotels & Resorts, Inc.	239,707

		3,256,931

Food & Staples Retailing – 0.1%
4,738	CVS Health Corp.	398,466
38,910	Lenta Ltd.*(a)	281,842
8,259	Walgreens Boots Alliance, Inc.	683,267

		1,363,575

Food Products – 0.1%
22,154	Nestle SA	1,606,472

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Shares	Description	Value
Common Stocks – (continued)
Health Care Equipment & Supplies(g) – 0.1%
6,296	Becton Dickinson & Co.	$1,057,161

Health Care Providers & Services – 0.8%
9,678	Acadia Healthcare Co., Inc.*	348,021
19,482	Aetna, Inc.(h)	2,091,393
110,479	Brookdale Senior Living, Inc.*	1,594,212
32,746	HCA Holdings, Inc.*(g)(h)	2,506,051
2,287	Humana, Inc.	392,289
5,645	McKesson Corp.(h)	717,875
5,365	Millennium Health LLC	9,389
16,971	Universal Health Services, Inc. Class B(g)(h)	2,048,569

		9,707,799

Hotels, Restaurants & Leisure – 0.5%
104,704	Aramark(g)(h)	3,898,130
2,613	Marriott International, Inc. Class A	179,513
13,145	McDonald’s Corp.(g)	1,479,733
12,153	Six Flags Entertainment Corp.	676,314

		6,233,690

Independent Power and Renewable Electricity Producers* – 0.1%
88,362	Calpine Corp.	1,051,508

Industrial Conglomerates – 0.1%
35,370	General Electric Co.(g)	1,029,267
12,790	Jardine Strategic Holdings Ltd.	448,767

		1,478,034

Insurance – 1.0%
732	Alleghany Corp.*	377,866
78,300	American International Group, Inc.(h)	4,831,110
7,432	AmTrust Financial Services, Inc.	196,131
43,810	Aon PLC(g)	4,855,462
2,919	Endurance Specialty Holdings Ltd.	268,402
1,606	Loews Corp.	69,106
4,092	MetLife, Inc.	192,160
6,924	Willis Towers Watson PLC	871,732

		11,661,969

Internet & Direct Marketing Retail* – 0.2%
51,014	Liberty Interactive Corp. QVC Group Class A(g)	943,249
6,481	Liberty Ventures Series A	258,592
533	The Priceline Group, Inc.	785,764

		1,987,605

Internet Software & Services – 0.5%
3,452	Alphabet, Inc. Class A*(h)	2,795,775
1,054	Alphabet, Inc. Class C*	826,905
3,410	Baidu, Inc. ADR*	603,093
647	CommerceHub, Inc. Class A*	9,718
1,295	CommerceHub, Inc. Class C*	19,490
35,133	IAC/InterActiveCorp.(g)	2,263,970

		6,518,951

Common Stocks – (continued)
IT Services – 0.1%
17,109	Cognizant Technology Solutions Corp. Class A*	$878,547
18,248	CSRA, Inc.	457,842

		1,336,389

Life Sciences Tools & Services – 0.4%
38,442	Quintiles IMS Holdings, Inc.*(g)	2,757,829
5,750	Thermo Fisher Scientific, Inc.	845,423
35,302	VWR Corp.*	971,158

		4,574,410

Machinery – 0.1%
1,669	Fortive Corp.	85,203
2,988	Joy Global, Inc.	82,080
12,948	Pentair PLC	713,823

		881,106

Media – 2.0%
5,025	Charter Communications, Inc. Class A*	1,255,697
26,118	Discovery Communications, Inc. Class A*(g)	681,941
30,473	DISH Network Corp. Class A*(g)	1,784,499
35,501	JCDecaux SA	1,085,693
25,735	Liberty Global PLC Class A*	838,961
51,986	Liberty Global PLC LiLAC Class A*	1,436,893
7,833	Liberty Global PLC LiLAC Class C*	216,504
53,976	Liberty Global PLC Series C*	1,716,437
31,761	Liberty Media Corp.-Liberty Media Class A*	883,909
54,673	Liberty Media Corp.-Liberty SiriusXM Class A*	1,818,971
15,598	Naspers Ltd.	2,612,357
75,412	News Corp. Class A	913,993
997	Quebecor, Inc. Class B	27,978
46,955	Regal Entertainment Group Class A	1,010,002
36,572	Sinclair Broadcast Group, Inc. Class A	917,957
6,037	The Madison Square Garden Co. Class A*	999,063
30,141	Time Warner, Inc.(g)	2,682,248
64,111	Twenty-First Century Fox, Inc. Class A	1,684,196
49,570	WPP PLC	1,076,316

		23,643,615

Metals & Mining – 0.1%
56,328	Ferroglobe PLC	521,034
20,890	MMC Norilsk Nickel PJSC ADR	316,170

		837,204

Mortgage Real Estate Investment Trusts (REITs) – 0.0%
7,697	Colony Capital, Inc. Class A	146,320

Oil, Gas & Consumable Fuels – 0.2%
7,382	CONSOL Energy, Inc.	125,125
118	Energy & Exploration Partners, Inc.*	41,300

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
60,550	Gazprom PJSC ADR	$262,181
6,940	LUKOIL PJSC ADR	337,578
3,850	Midstates Petroleum Co., Inc.*	72,265
2,960	Occidental Petroleum Corp.	215,814
930	Phillips 66	75,470
27,250	Rosneft PJSC GDR	148,512
2,009	SandRidge Energy, Inc.*	46,267
187,630	Surgutneftegas OJSC	85,075
23,744	TransCanada, Corp.	1,075,128

		2,484,715

Paper & Forest Products* – 0.0%
4,546	Clearwater Paper Corp.	241,393

Personal Products – 0.0%
8,380	Unilever NV	350,502

Pharmaceuticals – 0.5%
24,164	Allergan PLC*(h)	5,048,826
7,635	Bristol-Myers Squibb Co.(g)	388,698

		5,437,524

Real Estate Management & Development – 0.0%
29,313	Countrywide PLC	64,322

Semiconductors & Semiconductor Equipment – 0.2%
17,810	Analog Devices, Inc.	1,141,621
8,401	Mellanox Technologies Ltd.*	364,604
1,646	MModal, Inc.	26,328
8,660	QUALCOMM, Inc.	595,115
3,491	Synaptics, Inc.*	181,951

		2,309,619

Software – 0.8%
536	CommVault Systems, Inc.*	28,676
30,190	Microsoft Corp.(g)	1,808,985
111,630	Oracle Corp.(g)	4,288,824
33,378	PTC, Inc.*(g)	1,583,452
26,321	Verint System, Inc.*(g)	947,556
16,233	VMware, Inc. Class A*(g)	1,275,914

		9,933,407

Technology Hardware, Storage & Peripherals – 0.3%
3,216	Diebold, Inc.	70,109
62,306	NetApp, Inc.(g)	2,114,666
33,637	Western Digital Corp.(g)	1,965,746

		4,150,521

Trading Companies & Distributors* – 0.2%
2,091	AerCap Holdings NV	85,961
64,473	HD Supply Holdings, Inc.(g)	2,127,609

		2,213,570

Transportation Infrastructure – 0.2%
22,848	Macquarie Infrastructure Corp.	1,869,195

Common Stocks – (continued)
Wireless Telecommunication Services – 0.0%
108,409	VimpelCom Ltd. ADR	$362,086

TOTAL COMMON STOCKS
(Cost $163,866,869)		$181,187,647

Principal Amount		Interest Rate	Maturity Date	Value
	Bank Loans(i) – 5.0%
	Automotive – Parts – 0.1%
	Evergreen Skills Lux S.a.r.l.
	$1,233,268	5.837%	04/28/21	$1,096,585
	Gates Global LLC
	97,217	4.250	07/06/21	95,768

				1,192,353

	Building Materials – 0.3%
	Engility Corp.
	395,294	5.750	08/12/23	399,907
	Headwaters, Inc.
	148,125	4.000	03/24/22	148,820
	Jeld-Wen, Inc.
	1,762,274	5.250	10/15/21	1,774,398
	MX Holdings US, Inc.
	195,050	4.000	08/14/20	195,904
	Preferred Proppants LLC
	833,270	8.750	07/27/20	666,616
	Wilsonart LLC
	693,251	4.000	10/31/19	693,036

				3,878,681

	Chemicals – 0.0%
	SK Spice S.a.r.l.
EUR	167,886	6.750	06/12/21	185,218

	Commercial Services & Supplies – 0.1%
	Fort Dearborn Co.
	$764,877	5.000	10/19/23	768,227

	Consumer Cyclical Services – 0.1%
	Monitronics International, Inc.
	899,647	6.500	09/30/22	893,179

	Consumer Products – Household & Leisure – 0.1%
	Calceus Acquisition, Inc.
	432,973	5.000	01/31/20	386,429
	Serta Simmons Holdings LLC
	741,947	4.250	10/01/19	739,691

				1,126,120

	Consumer Products – Industrial – 0.0%
	Harbor Freight Tools USA, Inc.
	129,426	4.137	08/19/23	130,275

	Diversified Manufacturing – 0.0%
	Emerald US Inc.
	131,826	5.000	05/09/21	119,303

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(i) – (continued)
Diversified Manufacturing – (continued)
KP Germany Erste GmbH
$183,639	5.000%	04/28/20	$184,337

			303,640

Energy – 0.2%
Chief Exploration & Development LLC
138,129	7.753	05/16/21	132,000
Drillships Ocean Ventures, Inc.
1,000,563	5.500	07/25/21	709,329
Energy Transfer Equity LP
165,796	4.042	12/02/19	165,826
Gulf Finance LLC
254,508	6.250	08/25/23	248,464
KCA Deutag US Finance LLC
1,265,579	6.250	05/15/20	1,120,038
Seadrill Partners Finco LLC
1,034,549	4.000	02/21/21	574,826

			2,950,483

Energy – Exploration & Production – 0.0%
Energy & Exploration Partners, Inc.
82,084	13.000	11/12/21	77,159
45,763	5.000	05/13/22	20,593
Murray Energy Corp.
514,305	8.250	04/16/20	470,106

			567,858

Finance – 0.2%
CeramTec Acquisition Corp.
974,852	4.250	08/30/20	979,317
New Millennium Holdco, Inc.
675,101	7.500	12/21/20	424,186
Quality Care Properties, Inc.
902,215	6.250	09/12/22	899,211

			2,302,714

Gaming – 0.4%
Affinity Gaming LLC
599,954	9.250	09/14/24	587,205
Boyd Gaming Corp.
60,889	4.000	08/14/20	61,346
67,500	3.534	09/15/23	67,968
Cowlitz Tribal Gaming Authority
1,145,386	11.500	12/04/21	1,214,109
Mashantucket (Western) Pequot Tribe
415,622	5.000	07/01/18	375,099
2,481,341	9.375	06/30/20	2,179,437

			4,485,164

Health Care – Medical Products – 0.3%
Carestream Health, Inc.
614,343	5.000	06/07/19	569,612
2,459,465	9.500	12/07/19	2,180,734

Bank Loans(i) – (continued)
Health Care – Medical Products – (continued)
Endo Luxembourg Finance Co. I S.A.R.L.
$957,427	3.750%	09/26/22	$955,876

			3,706,222

Health Care – Services – 0.6%
Air Medical Group Holdings, Inc.
865,055	4.250	04/28/22	856,949
American Renal Holdings, Inc.
1,450,599	4.750	09/20/19	1,432,467
BioClinica, Inc.
445,056	5.250	10/20/23	444,224
BPA Laboratories, Inc.
160,673	2.500	07/01/17	124,521
Community Health Systems, Inc.
912,092	4.000	01/27/21	860,331
Envision Healthcare Corp.
488,396	4.250	05/25/18	488,830
Ortho-Clinical Diagnostics, Inc.
1,731,604	4.750	06/30/21	1,689,751
U.S. Renal Care, Inc.
1,711,243	5.250	12/31/22	1,636,907

			7,533,980

Media – Broadcasting & Radio – 0.2%
AP NMT Acquisition BV
453,264	6.750	08/13/21	413,889
Cumulus Media Holdings, Inc.
1,411,602	4.250	12/23/20	970,476
EIG Investors Corp.
574,980	6.480	11/09/19	558,449
iHeart Communications, Inc.
234,313	7.284	01/30/19	177,012

			2,119,826

Media – Non Cable – 0.1%
Affinion Group, Inc.
850,481	6.750	04/30/18	827,629
210,000	8.500	10/31/18	191,976
Media General, Inc.
58,634	4.000	07/31/20	58,621

			1,078,226

Packaging – 0.1%
Ardagh Holdings USA, Inc.
277,539	4.000	12/17/21	280,053
Expera Specialty Solutions LLC
908,885	5.000	10/27/23	899,795
Klockner-Pentaplast of America, Inc.
429,715	5.000	04/28/20	431,348

			1,611,196

Pharmaceuticals – 0.1%
Lantheus Medical Imaging, Inc.
908,021	7.000	06/30/22	889,860

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(i) – (continued)
Pharmaceuticals – (continued)
Valeant Pharmaceuticals International, Inc.
$642,316	5.500%	04/01/22	$639,908

			1,529,768

Property/Casualty Insurance – 0.1%
York Risk Services Holding Corp.
905,005	4.750	10/01/21	837,699

Real Estate – 0.1%
Empire Generating Co. LLC
1,394,605	5.250	03/14/21	1,276,064

Restaurants – 0.1%
Red Lobster Management LLC
763,203	6.250	07/28/21	766,065

Retailers – 0.2%
Academy Ltd.
374,252	5.000	07/01/22	362,672
Claire’s Stores, Inc.
782,800	9.000	08/12/21	490,870
Container Store, Inc.
300,061	4.250	04/06/19	258,052
Dollar Tree, Inc.
82,307	4.250	07/06/22	83,371
Gymboree Corp.
2,323,729	5.000	02/23/18	1,461,044
The Talbots, Inc.
154,900	9.500	03/19/21	143,024
True Religion Apparel, Inc.
96,500	5.875	07/30/19	24,814

			2,823,847

Services Cyclical – Business Services – 0.2%
Koosharem LLC
1,156,424	7.500	05/16/20	1,026,326
Redtop Acquisition Ltd.
97,252	4.500	12/03/20	96,887
Tribune Publishing Co.
1,273,857	5.750	07/07/21	1,238,826
Weight Watchers International, Inc.
229,641	4.000	04/02/20	174,298

			2,536,337

Technology – Hardware – 0.2%
Diebold, Inc.
515,000	5.250	11/06/23	520,366
MKS Instruments, Inc.
299,735	4.250	05/01/23	301,857
ON Semiconductor Corp.
1,036,000	3.777	03/31/23	1,041,698

			1,863,921

Technology – Software – 0.1%
Aricent Technologies Ltd.
732,964	5.500	04/14/21	682,441

Bank Loans(i) – (continued)
Technology – Software/Services – 0.5%
Applied Systems, Inc.
$905,591	4.000%	01/25/21	$906,950
BMC Software, Inc.
802,518	5.000	09/10/20	789,725
Ion Trading Finance Ltd.
369,250	4.250	08/11/23	368,788
MModal Inc.
2,087,785	9.000	01/31/20	1,945,127
Syniverse Holdings, Inc.
1,672,439	4.000	04/23/19	1,538,587
Western Digital Corp.
215,460	4.500	04/29/23	217,768

			5,766,945

Telecommunications – Internet & Data – 0.2%
Asurion LLC
438,467	5.000	05/24/19	438,546
482,955	4.338	07/08/20	483,158
1,575,000	8.500	03/03/21	1,586,151

			2,507,855

Textiles – 0.1%
Indra Holdings Corp.
635,308	5.250	05/01/21	508,247
Nine West Holdings, Inc.
478,876	4.750	10/08/19	274,554

			782,801

Transportation – 0.1%
Syncreon Group Holdings B.V.
737,389	5.250	10/28/20	659,042

Utilities – 0.2%
Longview Power LLC
1,362,750	7.000	04/13/21	1,175,372
TEX Operations Co. LLC
1,334,702	5.000	08/04/23	1,346,381

			2,521,753

Wireless Telecommunications – 0.0%
Intelsat Jackson Holdings SA
400,000	3.750	06/30/19	382,044

TOTAL BANK LOANS
(Cost $66,749,619)			$59,769,944

Asset-Backed Securities(a)(c) – 0.1%
Collateralized Loan Obligations – 0.1%
Battalion CLO IX Ltd. Series 15-9A, Class D
$255,000	4.780%	07/15/28	$236,401
TICP CLO II Ltd. Series 14-2A, Class C
540,000	4.181	07/20/26	499,641

			736,042

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(a)(c) – (continued)
Home Equity – 0.0%
ALM XIV Ltd. Series 14-14A, Class D
$625,000	5.740%	07/28/26	$553,707

TOTAL ASSET-BACKED SECURITIES
(Cost $1,296,530)			$1,289,749

Foreign Debt Obligation(a) – 0.1%
Provincia de Buenos Aires
$855,000	9.125%	03/16/24	$945,745
(Cost $844,827)

Municipal Debt Obligations(b) – 0.3%
Puerto Rico(d) – 0.1%
Puerto Rico Commonwealth GO Bonds (Unrefunded) (Balance- Public Improvement) Series A
$115,000	5.000%	07/01/33	$73,456
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A
5,000	6.500	07/01/40	3,287
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
420,000	5.750	07/01/28	271,425
70,000	5.125	07/01/37	44,450
245,000	5.500	07/01/39	157,412
20,000	5.000	07/01/41	12,500
Puerto Rico Commonwealth GO Bonds Series 2007 A
5,000	5.250	07/01/29	3,188
5,000	5.250	07/01/33	3,188
85,000	5.250	07/01/37	54,187
Puerto Rico Commonwealth GO Bonds Series 2014 A
1,075,000	8.000	07/01/35	731,000

			1,354,093

Texas – 0.2%
Texas State Public Finance Authority RB (Taxable Windstrom Insurance) Series 2014
1,670,000	8.250	07/01/24	1,735,965

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $3,188,939)			$3,090,058

U.S. Treasury Obligation(g) – 1.3%
United States Treasury Note
$15,900,000	0.500%	11/30/16	$15,902,544
(Cost $15,902,355)

Shares	Rate	Value
Preferred Stock – 0.0%
Energy Equipment & Services – 0.0%
Te Holdcorp LLC/Te Holdcorp
35,662	0.000%	$213,974
(Cost $707,758)

Units	Expiration Date	Value
Rights* – 0.0%
Energy – 0.0%
TCEH Corp.(j)
138,462		$242,309

Hotels, Restaurants & Leisure – 0.0%
Caesars Entertainment Operating Co., Inc.
225,290	03/30/16	—

TOTAL RIGHTS
(Cost $206,894)		$242,309

Warrants* – 0.0%
Energy Equipment & Services – 0.0%
Seventy Seven Energy, Inc.
1,768	08/01/21	$11,382

Oil, Gas & Consumable Fuels – 0.0%
SandRidge Energy, Inc.
1,740	10/04/22	8,439
SandRidge Energy, Inc.
732	10/04/22	3,331

		11,770

Semiconductors & Semiconductor Equipment – 0.0%
MModal, Inc. Warrant A
516	07/31/17	129
MModal, Inc. Warrant B
681	07/31/17	43

		172

TOTAL WARRANTS
(Cost $74,993)		$23,324

Shares	Distribution Rate	Value
Investment Company(k) – 2.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
28,130,434	0.300%	$28,130,434
(Cost $28,130,434)

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(l) – 44.8%
Repurchase Agreements – 44.8%
Joint Repurchase Agreement Account II
$536,500,000	0.338%	11/01/16	$536,500,000
(Cost $536,500,000)

TOTAL INVESTMENTS BEFORE SHORT POSITIONS – 90.0%
(Cost $1,069,823,482)			$1,076,579,180

Shares	Description	Value
Common Stocks Sold Short – (0.6)%
Aerospace & Defense – (0.0)%
2,047	The Boeing Co.	$(291,554)

Air Freight & Logistics – (0.1)%
6,821	United Parcel Service, Inc. Class B	(735,031)

Automobiles – (0.0)%
2,384	Ford Motor Co.	(27,988)

Chemicals – (0.0)%
2,043	The Dow Chemical Co.	(109,934)

Commercial Services & Supplies – (0.0)%
1,940	Pitney Bowes, Inc.	(34,610)

Diversified Telecommunication Services – (0.0)%
4,256	AT&T, Inc.	(156,578)
1,670	Verizon Communications, Inc.	(80,327)

		(236,905)

Electronic Equipment, Instruments & Components – (0.0)%
2,444	Amphenol Corp. Class A	(161,133)
1,230	Belden, Inc.	(79,716)

		(240,849)

Equity Real Estate Investment Trusts (REITs) – (0.0)%
7,887	DiamondRock Hospitality Co.	(72,166)
4,576	Host Hotels & Resorts, Inc.	(70,837)
5,979	LaSalle Hotel Properties	(142,001)
11,680	Sunstone Hotel Investors, Inc.	(146,701)

		(431,705)

Food & Staples Retailing – (0.1)%
10,377	Wal-Mart Stores, Inc.	(726,597)

Insurance – (0.0)%
1,688	CNA Financial Corp.	(61,730)

Internet & Direct Marketing Retail – (0.0)%
1,542	Expedia, Inc.	(199,273)

Common Stocks Sold Short – (continued)
Internet Software & Services – (0.3)%
114,000	Tencent Holdings Ltd.	$(3,021,265)

Machinery – (0.1)%
7,171	Caterpillar, Inc.	(598,492)
2,988	Joy Global, Inc.	(82,080)

		(680,572)

Marine* – (0.0)%
844	Kirby Corp.	(49,754)

Media – (0.0)%
1,588	Meredith Corp.	(72,016)
20,809	Sirius XM Holdings, Inc.*	(86,773)

		(158,789)

Trading Companies & Distributors – (0.0)%
138	W.W. Grainger, Inc.	(28,720)

TOTAL COMMON STOCKS SOLD SHORT
(Cost $(6,788,687))		$(7,035,276)

Exchange Traded Funds Sold Short – (2.1)%
13,234	Consumer Discretionary Select Sector SPDR Fund	$(1,033,575)
6,646	Health Care Select Sector SPDR Fund	(447,675)
20,988	Industrial Select Sector SPDR Fund	(1,200,723)
10,520	iShares Core Russell U.S. Growth ETF	(436,159)
15,289	iShares Russell 2000 ETF	(1,811,747)
2,650	iShares US Real Estate ETF	(203,096)
12,826	Materials Select Sector SPDR Fund	(599,616)
76,391	SPDR S&P 500 ETF Trust	(16,236,907)
21,921	SPDR S&P Regional Banking ETF	(959,921)
46,232	Technology Select Sector SPDR Fund	(2,192,321)

TOTAL EXCHANGE TRADED FUNDS SOLD SHORT
(Cost $(25,060,164))		$(25,121,740)

TOTAL SECURITIES SOLD SHORT – (2.7)%
(Cost $(31,848,851))		$(32,157,016)

OTHER ASSETS IN EXCESS OF LIABILITIES – 12.7%		152,609,886

NET ASSETS – 100.0%		$1,197,032,050

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by an Underlying Manager and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $129,130,228, which represents approximately 10.8% of net assets as of October 31, 2016.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2016.
(d)	Security is currently in default.
(e)	Pay-in-kind securities.
(f)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on October 31, 2016.
(g)	All or portion of security is pledged as collateral for short sales. Total market value of securities pledged as collateral on short sales amounts to $33,554,874, which represents approximately 2.8% of net assets as of October 31, 2016.
(h)	A portion of this security is pledged as collateral for initial margin requirements on over the counter swap transactions. Total market value pledged as collateral amounts to $12,014,873, which represents approximately 1.0% of net assets as of October 31, 2016.
(i)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on October 31, 2016. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(j)	Expiration date occurs on payment date.
(k)	Represents an affiliated fund.
(l)	Joint repurchase agreement was entered into on October 31, 2016. Additional information appears on page 48.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CNY	—Chinese Yuan Renminbi
EUR	—Euro
GBP	—British Pound
INR	—Indian Rupee
JPY	—Japanese Yen
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
RUB	—Russian Ruble
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
CLO	—Collateralized Loan Obligation
ETF	—Exchange Traded Fund
GDR	—Global Depository Receipt
GO	—General Obligation
GP	—General Partnership
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
RB	—Revenue Bond
SpA	—Stand-by Purchase Agreement

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2016

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At October 31, 2016 the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
Energy & Exploration Partners, Inc.	$31,571	$29,677	$(1,894)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	AUD	10,870,000	USD	8,115,495	$8,257,451	12/23/16	$141,956
	EUR	1,849,000	USD	2,025,329	2,034,887	12/23/16	9,559
	GBP	1,884,000	USD	2,300,250	2,309,131	12/23/16	8,884
	JPY	24,325,000	USD	232,163	232,483	12/22/16	320
	MXN	5,032,000	USD	260,704	264,653	12/23/16	3,948
	NZD	69,000	USD	49,154	49,243	12/23/16	89
	USD	98,825	AUD	130,000	98,755	12/23/16	70
	USD	27,892,033	CAD	36,726,000	27,392,630	12/23/16	499,405
	USD	19,577,331	CHF	18,972,000	19,234,292	12/23/16	343,039
	USD	43,741,840	EUR	39,550,000	43,526,119	12/23/16	215,722
	USD	22,596,382	GBP	17,220,000	21,105,753	12/23/16	1,490,631
	USD	7,837,403	JPY	805,896,000	7,702,245	12/22/16	135,157
	USD	37,445	MXN	700,000	36,816	12/23/16	629
	USD	53,629	NZD	74,000	52,811	12/23/16	818
Barclays Bank PLC	USD	1,147,245	EUR	1,020,000	1,122,025	12/15/16	25,220
JPMorgan Securities, Inc.	AUD	25,110,712	USD	18,879,617	19,076,449	12/21/16	196,836
	EUR	15,298,235	USD	16,685,838	16,834,281	12/21/16	148,442
	GBP	2,340,190	USD	2,842,711	2,868,070	12/21/16	25,360
	JPY	508,478,064	USD	4,837,981	4,859,424	12/21/16	21,443
	NOK	37,834,554	USD	4,566,464	4,579,650	12/21/16	13,189
	NZD	13,142,792	USD	9,322,532	9,380,123	12/21/16	57,594
	USD	23,352,886	AUD	30,462,429	23,142,114	12/21/16	210,770
	USD	16,615,316	CAD	21,948,590	16,370,348	12/21/16	244,973
	USD	50,157,708	EUR	44,930,712	49,442,054	12/21/16	715,656
	USD	8,101,655	GBP	6,342,560	7,773,260	12/21/16	328,395
	USD	19,055,740	JPY	1,955,481,813	18,688,154	12/21/16	367,585
	USD	25,362,420	NOK	209,367,675	25,342,739	12/21/16	19,681
	USD	8,365,034	NZD	11,690,218	8,343,410	12/21/16	21,624
	USD	31,995,385	SEK	273,858,979	30,401,854	12/21/16	1,593,527
Morgan Stanley & Co. International PLC	USD	1,036,481	CHF	1,017,000	1,028,611	11/17/16	7,870
	USD	4,551,010	EUR	4,090,000	4,492,839	11/17/16	58,172
UBS AG (London)	CNY	177,026,477	USD	26,063,969	26,065,888	11/30/16	1,919
	INR	58,115,249	USD	867,972	870,204	11/01/16	2,231
	USD	289,847	BRL	917,597	284,791	11/30/16	5,055
	USD	1,074,953	RUB	68,130,521	1,066,456	11/30/16	8,496
TOTAL							$6,924,265

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	AUD	17,408,000	USD	13,320,448	$13,224,075	12/23/16	$(96,373)
	CAD	7,702,000	USD	5,839,801	5,744,651	12/23/16	(95,150)
	CHF	3,967,000	USD	4,099,916	4,021,845	12/23/16	(78,072)
	EUR	19,201,000	USD	21,601,468	21,131,353	12/23/16	(470,115)
	GBP	4,216,000	USD	5,354,329	5,167,355	12/23/16	(186,976)
	JPY	2,719,323,000	USD	26,640,357	25,989,569	12/22/16	(650,788)
	NZD	12,527,000	USD	9,104,303	8,940,020	12/23/16	(164,283)
	USD	5,635,460	AUD	7,550,000	5,735,395	12/23/16	(99,935)
	USD	88,813	CHF	88,000	89,217	12/23/16	(403)
	USD	7,750,128	EUR	7,090,000	7,802,787	12/23/16	(52,659)
	USD	2,729,644	GBP	2,233,000	2,736,884	12/23/16	(7,241)
	USD	310,439	JPY	32,641,000	311,962	12/22/16	(1,523)
	USD	6,466,216	MXN	125,364,000	6,593,391	12/23/16	(127,176)
	USD	304,523	NZD	428,000	305,446	12/23/16	(925)
Barclays Bank PLC	USD	99,138	EUR	91,000	100,102	12/15/16	(964)
JPMorgan Securities, Inc.	AUD	3,422,015	USD	2,611,490	2,599,684	12/21/16	(11,807)
	CAD	101,812,988	USD	77,089,624	75,937,181	12/21/16	(1,152,461)
	EUR	8,168,405	USD	9,183,590	8,988,566	12/21/16	(195,023)
	GBP	14,262,722	USD	18,264,455	17,479,984	12/21/16	(784,468)
	JPY	4,249,483,862	USD	41,344,891	40,611,481	12/21/16	(733,411)
	NOK	126,023,451	USD	15,363,207	15,254,403	12/21/16	(108,801)
	NZD	36,471,146	USD	26,431,260	26,029,776	12/21/16	(401,484)
	USD	5,263,083	AUD	6,994,466	5,313,652	12/21/16	(50,569)
	USD	11,279,037	EUR	10,278,965	11,311,039	12/21/16	(32,005)
	USD	3,583,052	GBP	2,931,150	3,592,333	12/21/16	(9,282)
	USD	49,867	JPY	5,226,456	49,948	12/21/16	(81)
	USD	5,725,012	NZD	8,027,245	5,729,114	12/21/16	(4,103)
Morgan Stanley & Co. International PLC	CHF	348,000	USD	355,052	351,973	11/17/16	(3,078)
	EUR	2,325,000	USD	2,587,976	2,553,998	11/17/16	(33,976)
	USD	713,733	EUR	652,000	716,218	11/17/16	(2,485)
UBS AG (London)	USD	70,164,107	CNY	476,659,858	70,184,769	11/30/16	(20,662)
	USD	868,796	INR	58,115,248	870,205	11/01/16	(1,409)
	USD	567,344	RUB	36,247,608	567,388	11/30/16	(44)
TOTAL							$(5,577,732)

FUTURES CONTRACTS – At October 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Amsterdam Exchanges Index	21	November 2016	$2,080,281	$(5,126)
Australian Dollar	(1)	December 2016	(75,920)	(10)
Australian 3 Year Government Bonds	551	December 2016	47,177,377	(265,616)
Australian 10 Year Government Bonds	(647)	December 2016	(65,273,140)	639,955
Brent Crude	42	November 2016	2,041,620	(204,173)
British Pound	35	December 2016	2,680,563	16,325
CAC40 Index	(11)	November 2016	(544,171)	210
CAC40 Index	73	November 2016	3,611,318	(15,918)
Canada 10 Year Government Bonds	213	December 2016	22,965,824	(244,871)

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Canadian 3-Month Bankers Acceptance	(115)	March 2017	$(21,247,950)	$(7,931)
Canadian Dollar	(22)	December 2016	(1,639,550)	476
Cocoa	81	December 2016	2,242,639	(115,490)
Coffee	33	March 2017	2,073,431	(8,157)
Copper	75	December 2016	8,232,575	95,681
Copper	(134)	December 2016	(16,244,150)	(590,885)
Corn	(158)	December 2016	(2,802,525)	(159,476)
Cotton No. 2	29	March 2017	1,005,865	(4,672)
Crude Oil	(83)	November 2016	(3,889,380)	263,290
DAX Index	70	December 2016	20,511,189	139,554
DJIA E-Mini Index	(83)	December 2016	(7,495,730)	26,350
Euro FX	(57)	December 2016	(7,828,237)	(28,834)
Euro Stoxx 50 Index	29	December 2016	971,915	(1,759)
Euro Stoxx 50 Index	(151)	December 2016	(5,060,662)	(22,233)
Eurodollars	(1,336)	September 2017	(330,376,100)	114,558
Eurodollars	(646)	December 2017	(159,658,900)	66,957
FTSE 100 Index	382	December 2016	32,397,805	(68,114)
FTSE/MIB Index	(74)	December 2016	(6,948,715)	(211,543)
Gasoline RBOB	39	November 2016	2,325,141	(97,410)
Gold 100 Oz	36	December 2016	4,583,160	(2,779)
Gold 100 oz	(73)	December 2016	(9,293,630)	(69,111)
Hard Red Winter Wheat	(62)	December 2016	(1,285,725)	68,375
Japan 10 Year Government Bonds	14	December 2016	20,253,075	59,664
Japan 10 Year Government Bonds	(21)	December 2016	(30,379,613)	21,580
Japanese Yen	16	December 2016	1,909,100	5,595
Low Sulphur Gas Oil	35	December 2016	1,544,375	(94,436)
MSCI Singapore Index	(87)	November 2016	(1,927,288)	18,652
NASDAQ 100 E-Mini Index	266	December 2016	25,518,710	(195,162)
Natural Gas	146	November 2016	4,417,960	(360,639)
Nikkei 225 Index	6	December 2016	997,807	14,864
Nikkei 225 Index	(28)	December 2016	(4,656,432)	(51,783)
NY Harbor ULSD	6	November 2016	378,983	(16,659)
OMXS 30 Index	560	November 2016	8,957,557	(40,238)
Primary Aluminum	161	December 2016	6,977,338	167,304
Primary Aluminum	(65)	December 2016	(2,816,937)	(159,485)
Russell 2000 Mini Index	100	December 2016	11,893,000	(448,489)
S&P 500 E-Mini Index	(300)	December 2016	(31,801,500)	343,262
S&P Toronto Stock Exchange 60 Index	51	December 2016	6,589,354	(4,693)
SPI 200 Index	(150)	December 2016	(15,090,383)	356,653
Sugar No. 11	81	February 2017	1,956,830	116,808
Swiss Market Index	(49)	December 2016	(1,548,890)	(42,509)
Topix Index	139	December 2016	18,490,035	453,063
Topix Index	(13)	December 2016	(1,729,284)	(103,835)
U.S. Dollar Index Future	62	December 2016	6,102,164	95,768
Wheat	(83)	December 2016	(1,727,437)	106,020
Zinc	109	December 2016	6,698,050	416,982
Zinc	(44)	December 2016	(2,703,800)	(155,852)
30 Day Federal Funds Futures	(75)	December 2016	(31,096,237)	(2,859)
3 Month Bank Bills	74	March 2017	56,054,056	(4,853)

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
3 Month Euribor Interest Rate	(233)	September 2017	$(64,119,799)	$44,494
3 Month Euribor Interest Rate	322	December 2017	88,607,493	(54,416)
3 Month Euroswiss	(20)	March 2017	(5,091,708)	2,175
3 Month Euroyen Future	(5)	March 2017	(1,191,416)	887
3 Month Sterling Interest Rate	15	September 2017	2,284,444	(689)
3 Month Sterling Interest Rate	484	December 2017	73,689,187	(125,207)
5 Year German Euro-Bobl	338	December 2016	48,647,001	(185,816)
5 Year German Euro-Bobl	(567)	December 2016	(81,606,064)	277,781
10 Year German Euro-Bund	122	December 2016	21,718,704	(192,942)
10 Year German Euro-Bund	(148)	December 2016	(26,347,280)	272,617
2 Year German Euro-Schatz	338	December 2016	41,549,013	(17,489)
2 Year German Euro-Schatz	(178)	December 2016	(21,880,841)	11,308
10 Year Mini Japanese Government Bonds	12	December 2016	1,735,749	424
10 Year U.K. Long Gilt	280	December 2016	42,956,549	(983,231)
10 Year U.K. Long Gilt	(100)	December 2016	(15,341,625)	2,209
2 Year U.S. Treasury Notes	(741)	December 2016	(161,642,204)	46,212
5 Year U.S. Treasury Notes	368	December 2016	44,453,250	(968)
5 Year U.S. Treasury Notes	(419)	December 2016	(50,613,891)	(8,739)
10 Year U.S. Treasury Notes	1,236	December 2016	160,216,500	(921,030)
20 Year U.S. Treasury Bonds	219	December 2016	35,635,406	(508,115)
TOTAL				$(2,538,189)

SWAP CONTRACTS — At October 31, 2016, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation(a)	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at October 31, 2016(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	Macy’s, Inc., 7.450%, 07/15/17	$95	(1.000)%	06/20/21	2.170%	$6,054	$(3,185)
Barclays Bank PLC	BHP Billiton, Ltd., 6.500%, 04/01/19	625	(1.000)	12/20/20	0.853	25,634	(30,042)
	Nordstrom, Inc., 6.950%, 03/15/28	1,318	(1.000)	12/20/20	1.154	16,437	(9,843)
	Nordstrom, Inc., 6.950%, 03/15/28	47	(1.000)	12/20/20	1.154	1,136	(902)
	Macy’s, Inc., 7.450%, 07/15/17	55	(1.000)	06/20/21	1.714	3,558	(1,897)
JPMorgan Securities, Inc.	Macy’s, Inc., 7.450%, 07/15/17	1,285	(1.000)	12/20/20	1.457	68,397	(46,600)
	Nordstrom, Inc., 6.950%, 03/15/28	555	(1.000)	12/20/20	1.154	11,547	(8,770)
	Nordstrom, Inc., 6.950%, 03/15/28	265	(1.000)	06/20/21	1.382	7,907	(3,730)
	Macy’s, Inc., 7.450%, 07/15/17	60	(1.000)	06/20/21	1.714	3,360	(1,548)
	Rio Tinto Ltd., 6.500%, 07/15/18	290	(1.000)	06/20/21	1.080	10,419	(9,726)
	Rio Tinto Ltd., 6.500%, 07/15/18	1,200	(1.000)	06/20/21	1.080	53,250	(50,382)
	BHP Billiton, Ltd., 6.500%, 04/01/19	850	(1.000)	06/20/21	0.980	30,638	(32,400)
TOTAL						$238,337	$(199,025)

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require the Fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAPS#

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc.	$4		3M Co	7/6/2018 - 8/9/2018	$—	$(16,367)
	1		ABC-Mart Inc	8/20/2018 - 9/18/2018	—	(1,150)
	106		Abertis Infraestructuras SA	7/2/2018 - 10/9/2018	—	(23,591)
	16		ABIOMED Inc	6/29/2018 - 8/9/2018	—	(366,185)
	4		Acacia Communications Inc	8/20/2018 - 10/31/2018	—	73,160
	39		Acadia Healthcare Co Inc	7/2/2018 - 10/31/2018	—	312,073
	16		ACADIA Pharmaceuticals Inc	6/29/2018 - 10/19/2018	—	37,323
	3		Acciona SA	10/9/2018	—	5,368
	241		Acom Co Ltd	7/27/2018 - 10/11/2018	—	(39,624)
	54		ACS Actividades de Construccion y Servicios SA	7/6/2018 - 7/27/2018	—	59,356
	48		Activision Blizzard Inc	6/29/2018 - 8/9/2018	—	7,783
	5		Acuity Brands Inc	7/2/2018 - 10/31/2018	—	112,717
	50		Admiral Group PLC	6/29/2018 - 10/31/2018	—	47,511
	9		Advance Auto Parts Inc	9/14/2018 - 10/31/2018	—	64,457
	48		Advanced Micro Devices Inc	6/29/2018 - 8/17/2018	—	28,452
	8		AerCap Holdings NV	9/14/2018 - 10/9/2018	—	4,509
	27		AGCO Corp	6/29/2018 - 9/4/2018	—	(25,355)
	1		Ageas	10/19/2018	—	28
	7		Agilent Technologies Inc	6/29/2018 - 10/9/2018	—	12,493
	57		AGL Energy Ltd	8/7/2018 - 9/14/2018	—	11,062
	10		Airbus Group SE	9/27/2018	—	(15,710)
	15		Ajinomoto Co Inc	11/1/2018 - 11/1/2018	—	(2,594)
	11		Akamai Technologies Inc	9/4/2018	—	171,242
	68		Akorn Inc	6/29/2018 - 9/4/2018	—	(205,388)
	20		Akzo Nobel NV	6/29/2018 - 7/26/2018	—	(31,962)
	5		Albemarle Corp	9/27/2018	—	(12,683)
	16		Alfresa Holdings Corp	7/27/2018 - 9/4/2018	—	6,758
	7		Align Technology Inc	6/29/2018 - 8/9/2018	—	(30,981)
	7		Alimentation Couche-Tard Inc	10/9/2018	—	(8,122)
	66		Ally Financial Inc	9/4/2018 - 10/19/2018	—	(92,372)
	1		Alphabet Inc	8/9/2018	—	1,377
	10		Altria Group Inc	6/29/2018 - 8/9/2018	—	34,918
	1,152		Alumina Ltd	7/16/2018 - 9/14/2018	—	(122,350)
	—	*	Amazon.com Inc	10/31/2018	—	(7,707)
	13		AMC Entertainment Holdings Inc	10/31/2018	—	(5,708)
	158		Amcor Ltd/Australia	9/4/2018 - 10/31/2018	—	49,168
	2		AMERCO	9/4/2018 - 9/14/2018	—	24,399
	110		American Eagle Outfitters Inc	7/16/2018 - 8/9/2018	—	(74,244)
	3		Amphenol Corp	10/31/2018	—	(1,180)
	10		ANDRITZ AG	6/29/2018 - 7/16/2018	—	10,604
	28		Anglo American PLC	6/29/2018 - 10/31/2018	—	(61,587)
	267		Antofagasta PLC	6/29/2018 - 10/31/2018	—	(25,387)
	10		AO Smith Corp	10/9/2018 - 10/31/2018	—	(42,241)
	6		Aon PLC	9/4/2018 - 9/14/2018	—	(2,676)
	—	*	AP Moller - Maersk A/S	10/19/2018	—	(26,703)
	16		Apache Corp	9/4/2018 - 9/27/2018	—	47,580
	6		APERAM SA	8/6/2018 - 10/19/2018	—	1,980
	3		Apple Inc	8/9/2018	—	10,253

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAPS (continued)#

				Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$43	Aqua America Inc	10/9/2018 - 10/19/2018	$—	$(47,477)
	119	ArcelorMittal	6/29/2018 - 10/19/2018	—	(66,628)
	41	Aristocrat Leisure Ltd	6/29/2018 - 7/26/2018	—	(11,045)
	4	Arkema SA	6/29/2018 - 7/26/2018	—	14,848
	198	Asahi Glass Co Ltd	7/2/2018 - 10/22/2018	—	119,381
	30	Ashtead Group PLC	9/14/2018 - 10/19/2018	—	17,188
	14	Asics Corp	7/2/2018 - 10/11/2018	—	(13,814)
	43	Aspen Technology Inc	9/4/2018	—	134,805
	98	Assa Abloy AB	6/29/2018 - 10/31/2018	—	147,427
	27	Associated British Foods PLC	10/19/2018	—	4,006
	123	Astellas Pharma Inc	7/2/2018 - 9/6/2018	—	2,586
	15	AT&T Inc	6/29/2018 - 8/9/2018	—	(31,324)
	18	Atco Ltd/Canada	10/9/2018	—	6,981
	24	Atlas Copco AB	6/29/2018 - 8/9/2018	—	24,518
	39	Atlassian Corp PLC	6/29/2018 - 9/27/2018	—	(44,952)
	2	Atos SE	6/29/2018 - 7/26/2018	—	(2,012)
	80	Aurizon Holdings Ltd	10/9/2018	—	10,113
	18	Avery Dennison Corp	7/26/2018 - 10/19/2018	—	(117,641)
	28	Avis Budget Group Inc	8/17/2018 - 10/9/2018	—	2,167
	103	Aviva PLC	6/29/2018 - 7/26/2018	—	9,035
	15	B&G Foods Inc	7/16/2018 - 10/9/2018	—	80,245
	79	Banco Bilbao Vizcaya Argentaria SA	10/19/2018	—	(72,314)
	754	Banco Popular Espanol SA	8/10/2018 - 10/19/2018	—	80,414
	56	Banco Santander SA	7/2/2018	—	(27,992)
	56	Banco Santander SA	10/22/2018	—	(3,105)
	23	Bandai Namco Holdings Inc	8/13/2018 - 9/28/2018	—	11,831
	330	Bank Leumi Le-Israel BM	6/29/2018 - 7/27/2018	—	(15,171)
	10	Bank of Montreal	7/6/2018 - 8/9/2018	—	9,363
	27	Bank of New York Mellon Corp/The	6/29/2018 - 7/26/2018	—	88,716
	17	Bank of the Ozarks Inc	10/9/2018	—	25,085
	17	Barrick Gold Corp	10/31/2018	—	16,819
	405	BBA Aviation PLC	10/9/2018 - 10/19/2018	—	(17,586)
	14	BCE Inc	6/29/2018 - 8/9/2018	—	16,092
	13	Bed Bath & Beyond Inc	6/29/2018 - 10/9/2018	—	(23,870)
	26	Bellway PLC	10/9/2018 - 10/31/2018	—	18,085
	41	Berkeley Group Holdings PLC	7/26/2018 - 10/31/2018	—	25,205
	3	Berkshire Hathaway Inc	7/6/2018 - 8/9/2018	—	(2,159)
	18	Best Buy Co Inc	6/29/2018 - 7/26/2018	—	(15,609)
	239	Bezeq The Israeli Telecommunication Corp Ltd	8/10/2018	—	(5,974)
	101	BHP Billiton Ltd	6/29/2018 - 10/31/2018	—	(37,136)
	12	BillerudKorsnas AB	9/14/2018 - 9/27/2018	—	(9,930)
	2	Biogen Inc	6/29/2018 - 9/27/2018	—	(22,691)
	22	Black Hills Corp	7/16/2018 - 9/4/2018	—	(88,333)
	20	Blackbaud Inc	6/29/2018 - 10/19/2018	—	52,691
	18	BLACKBERRY LTD	7/2/2018 - 7/16/2018	—	9,774
	20	BOK Financial Corp	6/29/2018 - 7/26/2018	—	(22,014)

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAPS (continued)#

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$50		Boliden AB	6/29/2018 - 9/27/2018	$—	$(5,845)
	1,407		Bombardier Inc	7/5/2018 - 10/19/2018	—	7,715
	396		Booker Group PLC	7/26/2018 - 8/6/2018	—	22,304
	10		Boskalis Westminster	6/29/2018 - 7/26/2018	—	(23,339)
	—	*	bpost SA	7/5/2018	—	(104)
	135		Brambles Ltd	7/26/2018 - 9/14/2018	—	(37,441)
	3		Brembo SpA	7/5/2018	—	14,933
	17		Bristol-Myers Squibb Co	6/29/2018 - 7/26/2018	—	(21,638)
	10		British American Tobacco PLC	7/27/2018 - 9/4/2018	—	22,804
	12		Broadcom Ltd	6/29/2018 - 8/9/2018	—	2,339
	7		Brookfield Asset Management Inc	10/31/2018	—	2,548
	86		Bruker Corp	7/6/2018 - 9/27/2018	—	(40,976)
	8		Brunswick Corp/DE	10/31/2018	—	(27,516)
	69		BT Group PLC	8/9/2018	—	(7,161)
	183		BTG PLC	6/29/2018 - 8/17/2018	—	(59,759)
	42		Bunzl PLC	7/16/2018 - 10/9/2018	—	60,531
	36		Burberry Group PLC	7/5/2018 - 9/14/2018	—	(10,519)
	22		Buzzi Unicem SpA	6/29/2018 - 7/16/2018	—	1,275
	16		BWX Technologies Inc	7/26/2018 - 10/31/2018	—	18,975
	1		Cable One Inc	7/16/2018 - 9/4/2018	—	(7,114)
	37		Cabot Corp	8/6/2018 - 10/31/2018	—	32,287
	30		Cadence Design Systems Inc	6/29/2018 - 7/16/2018	—	(5,358)
	76		CAE Inc	10/31/2018	—	12,982
	237		CaixaBank SA	7/2/2018 - 8/10/2018	—	(101,960)
	23		Calbee Inc	11/1/2018	—	16,762
	4		Cameco Corp	7/6/2018	—	127
	6		Canadian Imperial Bank of Commerce/Canada	6/29/2018 - 8/9/2018	—	8,752
	11		Canadian Pacific Railway Ltd	6/29/2018 - 10/31/2018	—	81,177
	23		Canon Inc	7/6/2018 - 8/10/2018	—	(3,749)
	222		Capita PLC	7/16/2018 - 10/19/2018	—	(53,700)
	10		Cargotec Oyj	8/17/2018	—	(46,527)
	36		CarMax Inc	6/29/2018 - 10/19/2018	—	57,125
	38		Casio Computer Co Ltd	9/4/2018 - 10/22/2018	—	6,650
	7		CCL Industries Inc	9/4/2018 - 10/31/2018	—	38,698
	26		CenterPoint Energy Inc	6/29/2018 - 10/19/2018	—	11,919
	10		Central Japan Railway Co	7/2/2018 - 10/22/2018	—	50,176
	497		Centrica PLC	6/29/2018 - 10/19/2018	—	56,047
	31		CenturyLink Inc	6/29/2018 - 10/19/2018	—	(30,149)
	10		Cerner Corp	9/4/2018	—	(24,220)
	62		CF Industries Holdings Inc	7/2/2018 - 10/31/2018	—	(55,234)
	34		CGI Group Inc	6/29/2018 - 10/19/2018	—	25,668
	41		Challenger Ltd/Australia	10/31/2018	—	8,674
	14		Charles River Laboratories International Inc	6/29/2018 - 7/26/2018	—	(66,997)
	8		Charter Communications Inc	6/29/2018 - 8/9/2018	—	56,130
	29		Chemical Financial Corp	9/14/2018 - 10/9/2018	—	41,064
	46		Cheniere Energy Inc	6/29/2018 - 10/31/2018	—	180,907

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAPS (continued)#

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$135		Chesapeake Energy Corp	7/26/2018	$—	$(105,803)
	6		Chevron Corp	7/6/2018 - 10/19/2018	—	17,830
	34		Chicago Bridge & Iron Co NV	7/2/2018 - 8/17/2018	—	(139,906)
	3		Chipotle Mexican Grill Inc	7/26/2018 - 8/17/2018	—	185,814
	—	*	Chocoladefabriken Lindt & Spruengli AG	6/29/2018 - 10/31/2018	—	47,283
	16		Chr Hansen Holding A/S	6/29/2018 - 9/4/2018	—	(35,066)
	7		Christian Dior SE	7/26/2018 - 9/27/2018	—	44,346
	87		Chubu Electric Power Co Inc	7/27/2018 - 10/11/2018	—	79,014
	28		Chugai Pharmaceutical Co Ltd	8/8/2018 - 11/1/2018	—	28,907
	106		Chugoku Electric Power Co Inc/The	7/2/2018 - 8/8/2018	—	(13,346)
	22		Cie Financiere Richemont SA	6/29/2018 - 7/26/2018	—	30,056
	—	*	CIMIC Group Ltd	10/31/2018	—	(80)
	3		Cinemark Holdings Inc	10/31/2018	—	(258)
	55		Citizens Financial Group Inc	6/29/2018 - 7/26/2018	—	65,458
	23		Citrix Systems Inc	6/29/2018 - 8/9/2018	—	32,526
	3		Clorox Co/The	10/9/2018	—	3,400
	26		CLP Holdings Ltd	6/29/2018	—	7,924
	15		CNA Financial Corp	10/9/2018	—	12,477
	29		CNH Industrial NV	7/5/2018	—	(11,911)
	532		Cobham PLC	8/6/2018 - 10/9/2018	—	143,656
	206		Coca-Cola Amatil Ltd	7/16/2018 - 10/9/2018	—	(38,385)
	15		Coca-Cola Co/The	6/29/2018 - 8/9/2018	—	8,926
	34		Coca-Cola European Partners PLC	7/26/2018	—	(17,646)
	59		Coca-Cola HBC AG	6/29/2018 - 7/26/2018	—	(37,051)
	47		Coca-Cola West Co Ltd	7/2/2018 - 7/27/2018	—	69,133
	9		Cochlear Ltd	7/16/2018 - 9/27/2018	—	(55,722)
	12		Coloplast A/S	6/29/2018 - 10/19/2018	—	(17,980)
	20		Colruyt SA	7/16/2018 - 7/26/2018	—	18,813
	9		Comcast Corp	6/29/2018 - 9/27/2018	—	(28,788)
	11		Commonwealth Bank of Australia	8/9/2018	—	(3,589)
	2		Concho Resources Inc	7/26/2018	—	25,781
	4		Constellation Software Inc/Canada	6/29/2018 - 10/31/2018	—	84,941
	12		Core Laboratories NV	6/29/2018 - 10/31/2018	—	168,767
	—	*	Costco Wholesale Corp	6/29/2018	—	(325)
	3		Cotiviti Holdings Inc	9/14/2018	—	(9,642)
	80		Coty Inc	10/19/2018 - 10/31/2018	—	25,870
	3		Crane Co	10/31/2018	—	1,449
	6		Credit Acceptance Corp	6/29/2018 - 10/19/2018	—	45,778
	11		Credit Saison Co Ltd	8/22/2018	—	(6,409)
	93		Crescent Point Energy Corp	6/29/2018 - 10/31/2018	—	(96,089)
	67		Crown Resorts Ltd	10/31/2018	—	14,243
	2		CSL Ltd	7/5/2018	—	(6,208)
	33		CSRA Inc	7/2/2018 - 7/26/2018	—	28,099
	20		Curtiss-Wright Corp	6/29/2018 - 10/19/2018	—	49,472

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAPS (continued)#

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$56		CyberAgent Inc	7/2/2018 - 10/3/2018	$—	$12,407
	41		Cypress Semiconductor Corp	7/27/2018 - 8/9/2018	—	38,585
	126		Dai Nippon Printing Co Ltd	8/8/2018 - 10/11/2018	—	64,568
	21		Darden Restaurants Inc	6/29/2018 - 9/4/2018	—	53,424
	—	*	Dassault Aviation SA	10/31/2018	—	(5,850)
	17		Davide Campari-Milano SpA	6/29/2018 - 7/16/2018	—	6,725
	10		DaVita HealthCare Partners Inc	7/26/2018 - 9/27/2018	—	(41,231)
	1		DexCom Inc	10/19/2018	—	(4,141)
	8		DiaSorin SpA	7/5/2018 - 7/16/2018	—	(20,043)
	23		Dick’s Sporting Goods Inc	6/29/2018 - 10/31/2018	—	(27,179)
	148		Direct Line Insurance Group PLC	7/16/2018 - 7/26/2018	—	(20,990)
	206		Distribuidora Internacional de Alimentacion SA	7/2/2018 - 8/8/2018	—	161,344
	5		DKSH Holding AG	7/26/2018 - 8/6/2018	—	6,445
	14		Dolby Laboratories Inc	6/29/2018 - 8/17/2018	—	(70,195)
	18		Dollar General Corp	10/31/2018	—	(12,603)
	2		Dollarama Inc	6/29/2018 - 8/9/2018	—	(1,847)
	24		Domino’s Pizza Enterprises Ltd	6/29/2018 - 10/19/2018	—	54,388
	1		dorma+kaba Holding AG	9/14/2018 - 10/19/2018	—	(7,683)
	8		DST Systems Inc	10/31/2018	—	(24,978)
	27		DSV A/S	6/29/2018 - 10/19/2018	—	(21,226)
	21		Dunkin’ Brands Group Inc	6/29/2018 - 7/26/2018	—	61,150
	46		E*TRADE Financial Corp	6/29/2018 - 10/31/2018	—	(21,132)
	93		easyJet PLC	8/9/2018 - 10/31/2018	—	(54,247)
	6		EchoStar Corp	7/26/2018 - 8/6/2018	—	6,758
	56		Edenred	6/29/2018 - 10/19/2018	—	(26,713)
	8		Edgewell Personal Care Co	8/9/2018	—	17,863
	108		EDP - Energias de Portugal SA	7/16/2018 - 7/26/2018	—	12,984
	55		Electrolux AB	7/26/2018 - 10/31/2018	—	(33,015)
	235		Element Financial Corp	6/29/2018 - 10/19/2018	—	25,584
	4		Eli Lilly & Co	7/26/2018	—	25,966
	13		Ellie Mae Inc	10/9/2018 - 10/19/2018	—	(71,404)
	23		EMCOR Group Inc	7/16/2018 - 10/31/2018	—	65,222
	65		Empire Co Ltd	7/16/2018 - 7/26/2018	—	19,714
	2		EMS-Chemie Holding AG	6/29/2018 - 7/26/2018	—	21,832
	18		Enagas SA	7/2/2018 - 9/17/2018	—	(9,956)
	55		Encana Corp	7/6/2018 - 8/9/2018	—	78,573
	36		Endo International PLC	10/19/2018	—	(48,280)
	51		Enel SpA	7/26/2018 - 7/26/2018	—	7,320
	19		Energen Corp	9/27/2018 - 10/19/2018	—	(155,219)
	10		Energizer Holdings Inc	7/26/2018 - 10/31/2018	—	(17,567)
	7		EnerSys	8/17/2018 - 9/4/2018	—	(16,237)
	28		EPAM Systems Inc	7/2/2018 - 10/31/2018	—	8,205
	10		Equifax Inc	6/29/2018 - 10/19/2018	—	59,996
	33		Erste Group Bank AG	6/29/2018 - 7/26/2018	—	68,083
	21		Eurazeo SA	9/27/2018 - 10/9/2018	—	(36,582)
	—	*	Eurofins Scientific SE	9/27/2018	—	203
	37		Exelixis Inc	9/27/2018	—	(49,570)

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAPS (continued)#

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$7		Exxon Mobil Corp	7/6/2018 - 8/9/2018	$—	$(28,605)
	16		F5 Networks Inc	6/29/2018 - 10/19/2018	—	330,523
	5		FactSet Research Systems Inc	10/19/2018 - 10/31/2018	—	1,606
	14		Fair Isaac Corp	8/6/2018 - 10/31/2018	—	(2,092)
	8		FANUC Corp	7/2/2018 - 8/20/2018	—	(45,368)
	17		Fastenal Co	10/9/2018 - 10/31/2018	—	(7,011)
	10		Federated Investors Inc	10/9/2018	—	(10,988)
	96		Ferrovial SA	7/2/2018 - 10/19/2018	—	44,097
	96		FERROVIAL SA	11/2/2018	—	(40,925)
	49		Fingerprint Cards AB	6/29/2018 - 10/31/2018	—	(17,187)
	26		Finisar Corp	9/27/2018 - 10/9/2018	—	(64,971)
	78		Finning International Inc	9/14/2018 - 10/31/2018	—	(38,499)
	4		First Citizens BancShares Inc/NC	10/9/2018 - 10/19/2018	—	(14,773)
	44		First Data Corp	7/2/2018 - 10/9/2018	—	(28,844)
	14		First Solar Inc	9/27/2018	—	(30,607)
	19		Fisher & Paykel Healthcare Corp Ltd	6/29/2018	—	(9,061)
	8		FleetCor Technologies Inc	6/29/2018 - 8/6/2018	—	(27,937)
	17		Fletcher Building Ltd	6/29/2018	—	563
	94		Flex Ltd	9/4/2018 - 9/14/2018	—	33,500
	82		Flowers Foods Inc	10/31/2018	—	(8,073)
	—	*	Flughafen Zuerich AG	7/5/2018	—	(502)
	4		FMC Corp	7/2/2018 - 8/9/2018	—	(2,335)
	9		Foot Locker Inc	7/6/2018 - 8/9/2018	—	(17,268)
	172		Fortescue Metals Group Ltd	9/4/2018 - 10/9/2018	—	84,426
	13		Fortive Corp	7/5/2018 - 8/9/2018	—	26,998
	79		Fortum OYJ	7/26/2018 - 9/4/2018	—	(47,843)
	9		Franco-Nevada Corp	7/6/2018 - 10/19/2018	—	(17,544)
	11		Frank’s International NV	7/6/2018 - 7/26/2018	—	(17,800)
	44		Freeport-McMoRan Inc	6/29/2018 - 10/19/2018	—	(53,294)
	182		Frontier Communications Corp	6/29/2018 - 10/31/2018	—	3,117
	191		Fuji Electric Co Ltd	7/17/2018 - 9/28/2018	—	51,410
	268		Fujitsu Ltd	7/2/2018 - 7/27/2018	—	166,454
	2		Galenica AG	7/16/2018 - 8/20/2018	—	(40,182)
	33		Gap Inc/The	6/29/2018 - 9/27/2018	—	31,269
	1		Garmin Ltd	8/17/2018 - 10/9/2018	—	114
	1		Geberit AG	6/29/2018 - 10/9/2018	—	4,561
	23		General Electric Co	7/6/2018 - 10/19/2018	—	6,075
	2		Genmab A/S	8/20/2018	—	1,733
	1		Georg Fischer AG	6/29/2018 - 8/17/2018	—	17,543
	13		George Weston Ltd	6/29/2018 - 10/31/2018	—	(5,649)
	18		Gildan Activewear Inc	9/14/2018 - 10/9/2018	—	31,353
	68		Gjensidige Forsikring ASA	6/29/2018 - 8/17/2018	—	49,965
	35		GlaxoSmithKline PLC	7/5/2018 - 10/31/2018	—	32,235
	76		Glencore PLC	7/5/2018	—	(18,162)
	26		Global Payments Inc	8/9/2018 - 10/31/2018	—	34,061
	74		GN Store Nord A/S	8/17/2018 - 10/31/2018	—	(66,132)
	15		Groupon Inc	8/9/2018 - 10/31/2018	—	(37,079)
	45		GrubHub Inc	8/6/2018 - 10/19/2018	—	101,945

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAPS (continued)#

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$1		Guidewire Software Inc	6/29/2018 - 7/16/2018	$—	$896
	69		GungHo Online Entertainment Inc	7/19/2018	—	16,598
	14		H Lundbeck A/S	6/29/2018 - 10/31/2018	—	183
	11		Hain Celestial Group Inc/The	10/31/2018	—	7,128
	68		Halma PLC	6/29/2018 - 10/31/2018	—	39,282
	44		Hamamatsu Photonics KK	7/2/2018 - 7/27/2018	—	(6,755)
	54		Hanesbrands Inc	6/29/2018 - 10/31/2018	—	(29,933)
	90		Hargreaves Lansdown PLC	7/26/2018 - 10/31/2018	—	35,591
	16		Harman International Industries Inc	10/19/2018 - 10/31/2018	—	(13,401)
	12		Hartford Financial Services Group Inc/The	6/29/2018 - 9/14/2018	—	8,503
	6		Harvey Norman Holdings Ltd	10/19/2018	—	(381)
	9		Hawaiian Electric Industries Inc	10/31/2018	—	4,938
	538		Healthscope Ltd	6/29/2018 - 9/27/2018	—	295,113
	31		HealthSouth Corp	6/29/2018 - 9/27/2018	—	(4,133)
	19		HEICO Corp	8/6/2018 - 10/19/2018	—	(19,838)
	6		Heineken Holding NV	7/5/2018 - 10/31/2018	—	(8,998)
	18		Heineken NV	6/29/2018 - 8/9/2018	—	(55,554)
	7		Helmerich & Payne Inc	10/19/2018	—	42,594
	—	*	Helvetia Holding AG	7/16/2018	—	(860)
	22		Hennes & Mauritz AB	6/29/2018 - 8/9/2018	—	(10,835)
	30		Herbalife Ltd	6/29/2018 - 10/31/2018	—	61
	1		Hermes International	10/19/2018	—	2,712
	—	*	Hirose Electric Co Ltd	7/27/2018	—	(2,199)
	3		Hisamitsu Pharmaceutical Co Inc	7/2/2018 - 8/10/2018	—	17,646
	58		Hitachi Chemical Co Ltd	7/2/2018 - 8/8/2018	—	18,919
	28		Hitachi Construction Machinery Co Ltd	9/28/2018 - 10/22/2018	—	25,051
	181		Hitachi Ltd	7/2/2018 - 10/12/2018	—	65,254
	47		Home BancShares Inc/AR	8/17/2018 - 9/4/2018	—	(50,336)
	14		Hoshizaki Electric Co Ltd	7/2/2018 - 8/20/2018	—	(28,326)
	16		Hoya Corp	8/10/2018 - 9/6/2018	—	37,872
	7		Huntington Ingalls Industries Inc	6/29/2018 - 9/27/2018	—	34,932
	7		Huntsman Corp	10/31/2018	—	3,347
	6		Husky Energy Inc	9/14/2018	—	7,624
	33		Husqvarna AB	7/26/2018 - 9/14/2018	—	(21,886)
	8		IAC/InterActiveCorp	9/4/2018	—	18,957
	4,640		iBoxx USD Liquid High Yield Index^	09/20/2016	—	(74,809)
	4,079		iBoxx USD Liquid High Yield Index^	12/20/2016	—	(63,985)
	2,290		iBoxx USD Liquid High Yield Index^	03/20/2017	—	(5,365)
	7		ICON PLC	10/31/2018	—	(10,574)
	6		IDEXX Laboratories Inc	7/6/2018 - 9/27/2018	—	(29,441)
	131		IHI Corp	8/8/2018 - 9/18/2018	—	(24,133)
	1		Iliad SA	6/29/2018	—	(9,242)

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAPS (continued)#

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$—	*	Illinois Tool Works Inc	7/6/2018	$—	$(1,352)
	4		Illumina Inc	6/29/2018 - 10/19/2018	—	(997)
	48		Inchcape PLC	7/16/2018 - 7/26/2018	—	(12,225)
	454		Incitec Pivot Ltd	6/29/2018 - 9/27/2018	—	(27,300)
	7		Incyte Corp	6/29/2018 - 8/20/2018	—	(20,465)
	4		Industria de Diseno Textil SA	7/6/2018	—	(912)
	12		Industrial Alliance Insurance & Financial Services Inc	7/16/2018 - 9/27/2018	—	15,341
	10		Ingredion Inc	6/29/2018 - 8/6/2018	—	(25,668)
	7		Interactive Brokers Group Inc	10/19/2018	—	19,049
	12		International Consolidated Airlines Group SA	7/5/2018	—	(9,486)
	61		International Game Technology PLC	7/26/2018 - 8/6/2018	—	135,901
	56		Interpublic Group of Cos Inc/The	7/16/2018 - 10/9/2018	—	(13,872)
	6		Intuit Inc	6/29/2018 - 8/9/2018	—	8,963
	123		Investec PLC	6/29/2018 - 7/26/2018	—	58,018
	7		Ipsen SA	7/16/2018	—	(4,099)
	40		Israel Chemicals Ltd	8/10/2018	—	7,546
	34		ISS A/S	6/29/2018 - 7/26/2018	—	(10,213)
	32		Isuzu Motors Ltd	7/17/2018 - 9/4/2018	—	(41,459)
	16		Itochu Techno-Solutions Corp	10/22/2018 - 11/1/2018	—	(13,884)
	40		ITV PLC	8/9/2018	—	(220)
	13		Izumi Co Ltd	7/17/2018 - 8/20/2018	—	(51,041)
	46		Japan Airlines Co Ltd	7/2/2018 - 10/22/2018	—	52,377
	33		Japan Airport Terminal Co Ltd	7/17/2018 - 10/22/2018	—	(78,526)
	18		Japan Exchange Group Inc	10/22/2018	—	(3,927)
	52		Japan Post Bank Co Ltd	11/1/2018	—	3,890
	12		Japan Tobacco Inc	10/22/2018	—	(16,969)
	4		Jardine Strategic Holdings Ltd	7/2/2018 - 7/5/2018	—	5,505
	16		Jazz Pharmaceuticals PLC	6/29/2018 - 10/31/2018	—	(177,142)
	43		JCDecaux SA	8/6/2018 - 10/31/2018	—	(23,627)
	23		JD Sports Fashion PLC	10/9/2018	—	(18,719)
	113		Jeronimo Martins SGPS SA	6/29/2018 - 10/31/2018	—	(24,634)
	104		JetBlue Airways Corp	6/29/2018 - 10/31/2018	—	(26,292)
	36		John Wiley & Sons Inc	7/16/2018 - 10/9/2018	—	18,443
	26		John Wood Group PLC	10/31/2018	—	(4,449)
	11		Johnson & Johnson	6/29/2018 - 10/31/2018	—	21,124
	31		Johnson Matthey PLC	6/29/2018 - 7/26/2018	—	(27,773)
	48		JTEKT Corp	7/2/2018 - 9/18/2018	—	(4,497)
	31		Julius Baer Group Ltd	8/6/2018 - 10/9/2018	—	11,310
	293		Just Eat PLC	6/29/2018 - 10/31/2018	—	(83,087)
	32		Kakaku.com Inc	9/6/2018 - 11/1/2018	—	(1,653)
	12		Kaken Pharmaceutical Co Ltd	7/2/2018 - 11/1/2018	—	21,534
	8		Kao Corp	11/1/2018	—	(27,879)
	210		Keihan Holdings Co Ltd	7/2/2018 - 11/1/2018	—	(4,765)
	128		Keikyu Corp	7/2/2018 - 8/8/2018	—	(3,388)
	28		Keio Corp	7/27/2018 - 9/18/2018	—	158
	105		Keppel Corp Ltd	7/2/2018 - 7/9/2018	—	8,724

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAPS (continued)#

				Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$29	Kesko OYJ	6/29/2018 - 9/4/2018	$—	$(78,017)
	26	Kewpie Corp	11/1/2018	—	6,321
	3	Keyence Corp	7/2/2018 - 8/10/2018	—	6,194
	39	Keyera Corp	6/29/2018 - 10/19/2018	—	33,420
	24	Kinder Morgan Inc/DE	8/9/2018	—	4,634
	292	Kingfisher PLC	7/16/2018 - 7/26/2018	—	1,609
	77	Kirin Holdings Co Ltd	7/27/2018 - 9/4/2018	—	71,702
	42	Kohl’s Corp	8/17/2018 - 10/9/2018	—	(94,134)
	14	Koito Manufacturing Co Ltd	7/27/2018 - 9/4/2018	—	(33,791)
	16	Komatsu Ltd	9/28/2018	—	(6,192)
	23	Konami Holdings Corp	7/2/2018 - 7/27/2018	—	25,079
	13	Kone OYJ	6/29/2018 - 8/9/2018	—	(33,471)
	7	Koninklijke Philips NV	6/29/2018 - 8/17/2018	—	8,499
	14	Koninklijke Vopak NV	10/31/2018	—	3,568
	32	Kubota Corp	7/2/2018 - 8/10/2018	—	(35,996)
	3	Kuehne + Nagel International AG	8/6/2018	—	(7,866)
	2	L Brands Inc	6/29/2018 - 8/9/2018	—	1,652
	12	LafargeHolcim Ltd	6/29/2018 - 8/9/2018	—	(38,200)
	13	Lancaster Colony Corp	6/29/2018 - 9/27/2018	—	(42,230)
	14	Las Vegas Sands Corp	7/26/2018 - 10/19/2018	—	10,018
	9	Lear Corp	6/29/2018 - 8/9/2018	—	30,983
	452	Li & Fung Ltd	6/29/2018 - 7/5/2018	—	28
	31	Liberty Broadband Corp	6/29/2018 - 8/9/2018	—	38,120
	66	Liberty Global Plc LiLAC	6/29/2018 - 10/19/2018	—	27,384
	30	Liberty Interactive Corp QVC Group	8/9/2018 - 9/4/2018	—	10,596
	29	LINE Corp	8/6/2018	—	160,774
	11	Linear Technology Corp	6/29/2018 - 8/9/2018	—	13,626
	128	Lion Corp	7/2/2018 - 9/4/2018	—	62,698
	27	Lions Gate Entertainment Corp	6/29/2018 - 8/17/2018	—	(30,505)
	45	Live Nation Entertainment Inc	9/14/2018 - 10/9/2018	—	9,931
	36	LKQ Corp	7/16/2018 - 10/31/2018	—	36,246
	3	Lockheed Martin Corp	7/6/2018 - 8/9/2018	—	36,000
	31	Logitech International SA	8/9/2018 - 10/31/2018	—	56,040
	6	Lonza Group AG	6/29/2018 - 10/31/2018	—	52,038
	5	LSC Communications Inc	10/9/2018	—	632
	13	Lundin Mining Corp	8/7/2018	—	(215)
	37	M3 Inc	7/2/2018 - 11/1/2018	—	119,230
	20	Mabuchi Motor Co Ltd	8/20/2018 - 10/22/2018	—	(26,653)
	2	Magellan Financial Group Ltd	9/4/2018 - 9/4/2018	—	173
	11	Magna International Inc	6/29/2018 - 7/16/2018	—	(17,086)
	28	Mallinckrodt PLC	6/29/2018 - 10/31/2018	—	(189,879)
	11	Manhattan Associates Inc	6/29/2018 - 8/9/2018	—	(65,619)
	18	ManpowerGroup Inc	9/4/2018 - 10/19/2018	—	79,375
	22	Marathon Oil Corp	7/2/2018 - 8/9/2018	—	39,360
	1	Markel Corp	9/27/2018 - 10/9/2018	—	62,082
	8	MarketAxess Holdings Inc	9/4/2018 - 10/19/2018	—	50,481
	15	Marks & Spencer Group PLC	10/19/2018	—	3,330

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAPS (continued)#

				Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$4	Martin Marietta Materials Inc	10/19/2018	$—	$(47,368)
	124	Marui Group Co Ltd	7/2/2018 - 10/22/2018	—	(102,918)
	40	Maruichi Steel Tube Ltd	7/2/2018 - 10/22/2018	—	(23,369)
	45	Marvell Technology Group Ltd	8/9/2018 - 9/27/2018	—	(6,731)
	14	Maxim Integrated Products Inc	7/6/2018 - 9/27/2018	—	23,751
	6	McDonald’s Corp	7/6/2018 - 8/9/2018	—	(12,095)
	44	McDonald’s Holdings Co Japan Ltd	9/18/2018 - 11/1/2018	—	(5,382)
	24	MDU Resources Group Inc	6/29/2018 - 7/16/2018	—	32,588
	169	Mediaset Espana Comunicacion SA	7/2/2018 - 8/10/2018	—	(10,342)
	232	Mediaset SpA	6/29/2018 - 8/6/2018	—	(4,901)
	15	Mediclinic International PLC	6/29/2018 - 9/27/2018	—	(4,057)
	11	Medidata Solutions Inc	9/4/2018 - 10/19/2018	—	(50,589)
	16	Mediobanca SpA	6/29/2018	—	(10,256)
	30	Medipal Holdings Corp	7/2/2018 - 7/27/2018	—	8,397
	1	MEDNAX Inc	10/31/2018	—	2,175
	3	MEIJI Holdings Co Ltd	8/10/2018	—	10,429
	45	Mentor Graphics Corp	10/19/2018	—	60,640
	8	MercadoLibre Inc	10/19/2018 - 10/31/2018	—	(9,181)
	20	Merck & Co Inc	6/29/2018 - 10/19/2018	—	72,884
	16	Methanex Corp	10/19/2018 - 10/31/2018	—	10,061
	2	Mettler-Toledo International Inc	6/29/2018 - 8/9/2018	—	(10,368)
	30	Micron Technology Inc	7/16/2018 - 8/9/2018	—	(11,560)
	18	Middleby Corp/The	6/29/2018 - 10/31/2018	—	94,183
	11	MISUMI Group Inc	10/22/2018 - 11/1/2018	—	6,965
	191	Mitsubishi Chemical Holdings Corp	7/2/2018 - 7/27/2018	—	80,808
	141	Mitsubishi Electric Corp	7/2/2018 - 8/10/2018	—	143,454
	41	Mitsubishi Gas Chemical Co Inc	9/4/2018 - 10/11/2018	—	45,624
	100	Mitsubishi UFJ Lease & Finance Co Ltd	7/2/2018 - 7/19/2018	—	32,148
	71	Mitsui Chemicals Inc	7/17/2018 - 10/22/2018	—	22,360
	34	Mobileye NV	9/4/2018 - 10/31/2018	—	29,434
	31	Mondi PLC	9/4/2018	—	(102)
	53	MonotaRO Co Ltd	7/6/2018 - 11/1/2018	—	113,115
	9	Monster Beverage Corp	6/29/2018 - 10/19/2018	—	7,373
	13	Murphy USA Inc	7/26/2018	—	(18,886)
	46	Nankai Electric Railway Co Ltd	7/2/2018	—	3,920
	9	National Australia Bank Ltd	6/29/2018	—	(2,299)
	17	Neste Oyj	8/9/2018	—	5,031
	8	Nestle SA	6/29/2018 - 8/9/2018	—	(22,844)
	38	NetApp Inc	7/26/2018 - 10/19/2018	—	9,584
	22	Netflix Inc	6/29/2018 - 8/9/2018	—	(536,561)
	24	New Jersey Resources Corp	6/29/2018 - 8/17/2018	—	(53,565)
	89	New York Community Bancorp Inc	6/29/2018 - 10/9/2018	—	(27,540)
	24	Newcrest Mining Ltd	8/9/2018	—	26,738

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAPS (continued)#

				Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$53	News Corp	9/27/2018 - 10/31/2018	$—	$(69,682)
	53	Nexon Co Ltd	7/2/2018 - 9/18/2018	—	88,843
	21	Next PLC	10/9/2018	—	(61,033)
	36	NGK Spark Plug Co Ltd	7/6/2018 - 11/1/2018	—	(46,691)
	57	Nibe Industrier AB	10/31/2018	—	(3,067)
	7	Nice Ltd	7/16/2018 - 9/4/2018	—	1,303
	22	Nikon Corp	9/28/2018	—	994
	2	Nintendo Co Ltd	8/10/2018 - 9/18/2018	—	12,214
	38	Nippon Paint Holdings Co Ltd	7/2/2018 - 9/6/2018	—	(9,085)
	13	Nippon Shinyaku Co Ltd	7/2/2018 - 8/8/2018	—	11,035
	21	Nippon Telegraph & Telephone Corp	7/27/2018	—	10,694
	40	Nissan Chemical Industries Ltd	7/2/2018 - 10/22/2018	—	(134,127)
	4	Nissin Foods Holdings Co Ltd	8/8/2018 - 9/18/2018	—	313
	6	Nitori Holdings Co Ltd	7/2/2018 - 8/10/2018	—	28,456
	38	Nokian Renkaat OYJ	6/29/2018 - 10/31/2018	—	(7,531)
	75	Nordea Bank AB	8/9/2018	—	(40,186)
	15	Nordstrom Inc	6/29/2018 - 8/9/2018	—	(37,128)
	274	Norsk Hydro ASA	7/16/2018 - 10/9/2018	—	67,138
	7	Northern Trust Corp	6/29/2018 - 7/26/2018	—	9,053
	72	Northland Power Inc	7/26/2018 - 10/19/2018	—	(42,705)
	49	Norwegian Cruise Line Holdings Ltd	8/9/2018 - 10/31/2018	—	(41,652)
	19	Novartis AG	6/29/2018 - 10/31/2018	—	72,700
	15	Novo Nordisk A/S	6/29/2018 - 10/19/2018	—	(55,514)
	26	NSK Ltd	9/28/2018	—	22,154
	26	NTT Data Corp	7/2/2018 - 7/27/2018	—	68,216
	11	NTT DOCOMO Inc	10/22/2018	—	8,902
	32	Nu Skin Enterprises Inc	8/20/2018 - 10/31/2018	—	(99,130)
	12	Nucor Corp	8/9/2018	—	25,287
	48	Numericable-SFR SA	10/19/2018	—	(33,115)
	54	Obayashi Corp	10/22/2018	—	11,831
	24	Obic Co Ltd	7/2/2018 - 9/28/2018	—	(31,494)
	15	OC Oerlikon Corp AG	6/29/2018 - 7/26/2018	—	5,854
	64	OCI NV	10/9/2018	—	(22,357)
	59	Odakyu Electric Railway Co Ltd	7/2/2018 - 10/22/2018	—	44,080
	4	OMV AG	10/31/2018	—	454
	21	ONE Gas Inc	6/29/2018 - 10/19/2018	—	72,807
	50	Ono Pharmaceutical Co Ltd	7/2/2018 - 10/22/2018	—	70,674
	18	Open Text Corp	6/29/2018 - 7/26/2018	—	(28,059)
	71	Orica Ltd	9/4/2018 - 9/14/2018	—	(24,215)
	192	Origin Energy Ltd	9/14/2018 - 10/31/2018	—	(10,445)
	8	Orion Oyj	6/29/2018	—	37,346
	51	Orkla ASA	7/16/2018 - 10/31/2018	—	15,147
	9	Orpea	6/29/2018 - 7/16/2018	—	21,819
	14	Oshkosh Corp	10/9/2018 - 10/19/2018	—	329
	1	Otsuka Corp	10/22/2018	—	(5)
	26	Oversea-Chinese Banking Corp Ltd	10/22/2018	—	1,258

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAPS (continued)#

				Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$14	Owens Corning	7/16/2018 - 7/26/2018	$—	$(54,537)
	9	Palo Alto Networks Inc	6/29/2018 - 8/17/2018	—	3,717
	134	Pandora Media Inc	9/4/2018 - 10/19/2018	—	266,188
	4	Panera Bread Co	10/9/2018 - 10/19/2018	—	(2,348)
	7	PAREXEL International Corp	10/19/2018 - 10/31/2018	—	(52,450)
	12	Pargesa Holding SA	7/26/2018	—	13,277
	21	Park24 Co Ltd	7/6/2018 - 8/10/2018	—	2,448
	67	Parsley Energy Inc	7/2/2018 - 8/9/2018	—	227,169
	3	Partners Group Holding AG	6/29/2018 - 7/26/2018	—	(21,881)
	3	Patheon NV	10/19/2018	—	(6,877)
	25	Paycom Software Inc	10/31/2018	—	(400)
	8	PayPal Holdings Inc	8/9/2018	—	(17,184)
	9	Pembina Pipeline Corp	10/19/2018	—	(3,515)
	8	Pentair PLC	10/19/2018	—	26,427
	6	PepsiCo Inc	6/29/2018 - 8/9/2018	—	6,521
	8	PerkinElmer Inc	8/9/2018 - 8/20/2018	—	(16,020)
	6	Perrigo Co PLC	9/4/2018	—	29,711
	8	Persimmon PLC	7/16/2018	—	(2,701)
	89	Peugeot SA	6/29/2018 - 10/19/2018	—	64,324
	40	Pfizer Inc	6/29/2018 - 10/31/2018	—	52,110
	7	Philip Morris International Inc	6/29/2018 - 8/9/2018	—	2,073
	8	Pigeon Corp	11/1/2018	—	6,481
	12	Pilgrim’s Pride Corp	7/16/2018 - 8/9/2018	—	11,054
	2	Pioneer Natural Resources Co	10/31/2018	—	4,656
	87	Plains GP Holdings LP	7/16/2018 - 10/9/2018	—	(79,886)
	2	Playtech Plc	8/9/2018	—	(6,561)
	77	Potash Corp of Saskatchewan Inc	7/5/2018 - 8/9/2018	—	(30,080)
	25	PRA Health Sciences Inc	9/4/2018	—	(48,154)
	98	PrairieSky Royalty Ltd	6/29/2018 - 8/9/2018	—	(37,665)
	42	Premier Inc	6/29/2018 - 9/4/2018	—	18,926
	8	Procter & Gamble Co/The	6/29/2018 - 8/9/2018	—	(8,584)
	45	Provident Financial PLC	6/29/2018 - 10/31/2018	—	38,646
	24	Prysmian SpA	6/29/2018 - 7/16/2018	—	(776)
	13	PulteGroup Inc	6/29/2018 - 7/6/2018	—	15,176
	12	PVH Corp	10/31/2018	—	13,754
	286	Qantas Airways Ltd	6/29/2018 - 10/31/2018	—	(11,617)
	33	QBE Insurance Group Ltd	10/19/2018	—	(1,500)
	69	Quanta Services Inc	6/29/2018 - 10/31/2018	—	46,417
	93	Qube Holdings Ltd	8/17/2018	—	2,566
	50	Quebecor Inc	6/29/2018 - 10/31/2018	—	(27,397)
	8	Quintiles Transnational Holdings Inc	6/29/2018 - 8/9/2018	—	(35,326)
	3	Raiffeisen Bank International AG	6/29/2018	—	3,399
	51	Rakuten Inc	7/6/2018 - 8/20/2018	—	52,445
	13	Ralph Lauren Corp	10/19/2018 - 10/31/2018	—	(6,343)
	1	Ramsay Health Care Ltd	7/16/2018	—	(2,349)
	5	Randgold Resources Ltd	7/6/2018 - 9/4/2018	—	(20,660)
	1	Randgold Resources Ltd	10/9/2018	—	(2,257)
	2	Randstad Holding NV	10/19/2018	—	7,190

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAPS (continued)#

				Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$13	REA Group Ltd	6/29/2018 - 9/27/2018	$—	$30,961
	3	Reckitt Benckiser Group PLC	8/9/2018	—	399
	42	Recordati SpA	6/29/2018 - 10/31/2018	—	(68,735)
	2	Recruit Holdings Co Ltd	9/4/2018	—	806
	17	Regal Entertainment Group	8/9/2018	—	(13,979)
	132	Regions Financial Corp	6/29/2018 - 7/26/2018	—	61,519
	27	Reliance Steel & Aluminum Co	6/29/2018 - 10/19/2018	—	(29,917)
	37	RELX NV	6/29/2018 - 8/9/2018	—	6,051
	35	RELX PLC	8/9/2018 - 8/9/2018	—	(4,254)
	8	Remy Cointreau SA	6/29/2018 - 10/19/2018	—	7,980
	29	Restaurant Brands International Inc	6/29/2018 - 8/7/2018	—	(14,186)
	32	Rexel SA	8/17/2018 - 9/14/2018	—	2,505
	38	Rightmove PLC	6/29/2018 - 10/19/2018	—	(80,435)
	9	Rinnai Corp	7/27/2018 - 8/20/2018	—	(64,580)
	51	Rio Tinto Ltd	7/16/2018 - 10/19/2018	—	(123,630)
	8	Rio Tinto PLC	10/19/2018	—	23,721
	45	Ritchie Bros Auctioneers Inc	6/29/2018 - 8/17/2018	—	50,893
	18	RLI Corp	7/26/2018 - 10/19/2018	—	241,036
	6	Roche Holding AG	6/29/2018 - 10/31/2018	—	35,253
	9	Rogers Communications Inc	8/9/2018	—	(7,198)
	2	Rohm Co Ltd	10/22/2018	—	1,757
	4	Roper Technologies Inc	9/14/2018 - 9/27/2018	—	11,538
	26	Royal Bank of Canada	7/6/2018 - 8/9/2018	—	30,191
	284	Royal Bank of Scotland Group PLC	8/9/2018 - 10/19/2018	—	(65,005)
	9	Royal Caribbean Cruises Ltd	9/14/2018 - 10/19/2018	—	(50,436)
	29	Royal Dutch Shell PLC	6/29/2018 - 10/31/2018	—	(5,116)
	6	Royal Gold Inc	9/4/2018	—	(16,164)
	161	RPC Group PLC	6/29/2018 - 8/9/2018	—	77,632
	26	RPC Inc	7/26/2018 - 10/19/2018	—	25,082
	14	RR Donnelley & Sons Co	6/29/2018 - 7/2/2018	—	(35,530)
	36	Saab AB	7/26/2018 - 10/31/2018	—	20,890
	30	Salmar ASA	6/29/2018 - 10/9/2018	—	57,216
	13	Sampo Oyj	7/26/2018 - 9/4/2018	—	(10,299)
	32	Saputo Inc	6/29/2018 - 10/31/2018	—	25,238
	5	Sarepta Therapeutics Inc	10/9/2018	—	69,377
	63	SATS Ltd	7/16/2018 - 8/20/2018	—	1,727
	11	SBA Communications Corp	6/29/2018 - 9/4/2018	—	(31,533)
	11	SBM Offshore NV	8/20/2018 - 10/9/2018	—	3,652
	5	Schroders PLC	7/16/2018 - 10/9/2018	—	5,663
	2	SCREEN Holdings Co Ltd	11/1/2018	—	11,369
	17	Seagate Technology PLC	10/19/2018	—	(19,197)
	8	SEEK Ltd	10/31/2018	—	(2,443)
	71	Seibu Holdings Inc	8/8/2018 - 10/22/2018	—	(55,947)
	107	Sembcorp Industries Ltd	7/2/2018 - 11/1/2018	—	683
	30	Sensata Technologies Holding NV	7/2/2018 - 9/14/2018	—	66,553
	3	Seria Co Ltd	11/1/2018	—	(3,240)

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAPS (continued)#

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$38		ServiceMaster Global Holdings Inc	8/17/2018 - 10/19/2018	$—	$(83,935)
	17		ServiceNow Inc	9/4/2018 - 10/19/2018	—	(212,470)
	61		SES SA	6/29/2018 - 10/31/2018	—	(20,660)
	13		Seven & i Holdings Co Ltd	10/11/2018 - 10/22/2018	—	(12,657)
	406		Seven Bank Ltd	7/2/2018 - 10/22/2018	—	(19,095)
	65		Shaw Communications Inc	6/29/2018 - 10/31/2018	—	7,251
	8		Shimamura Co Ltd	7/17/2018 - 10/11/2018	—	41,761
	8		Shimano Inc	7/2/2018 - 8/20/2018	—	(121,417)
	9		Shizuoka Bank Ltd/The	7/17/2018 - 7/27/2018	—	(10,412)
	16		Signet Jewelers Ltd	9/14/2018 - 10/31/2018	—	(6,374)
	—	*	Sika AG	6/29/2018 - 7/2/2018	—	3,091
	63		Silver Wheaton Corp	6/29/2018 - 10/19/2018	—	(68,367)
	44		Singapore Exchange Ltd	7/2/2018 - 7/16/2018	—	(6,064)
	105		Singapore Telecommunications Ltd	10/22/2018	—	1,229
	25		Six Flags Entertainment Corp	8/17/2018 - 9/14/2018	—	(113,804)
	158		Skandinaviska Enskilda Banken AB	6/29/2018 - 9/27/2018	—	(13,058)
	53		Skechers U.S.A. Inc	10/31/2018	—	(44,749)
	89		Sky PLC	6/29/2018 - 10/19/2018	—	(11,824)
	1		SMC Corp/Japan	7/27/2018 - 8/10/2018	—	(7,877)
	68		Snam SpA	7/26/2018	—	(8,433)
	3		Sodexo SA	9/4/2018 - 9/27/2018	—	12,449
	25		Sohgo Security Services Co Ltd	7/2/2018 - 11/1/2018	—	125,156
	80		Sojitz Corp	7/27/2018	—	8,928
	1		Sony Corp	7/6/2018 - 8/10/2018	—	(714)
	14		Sony Financial Holdings Inc	7/2/2018 - 7/27/2018	—	(10,422)
	2		Sosei Group Corp	9/18/2018	—	19,618
	605		South32 Ltd	6/29/2018 - 9/27/2018	—	79,830
	—	*	Southern Co/The	6/29/2018	—	149
	14		Southwest Gas Corp	6/29/2018 - 9/27/2018	—	92,511
	71		Southwestern Energy Co	6/29/2018 - 10/19/2018	—	(202,555)
	52		Spark New Zealand Ltd	6/29/2018	—	8,913
	9		Spectrum Brands Holdings Inc	10/9/2018	—	15,817
	22		Spirit Airlines Inc	6/29/2018 - 10/31/2018	—	(61,847)
	95		Sprint Corp	10/31/2018	—	(21,277)
	63		SS&C Technologies Holdings Inc	7/6/2018 - 8/9/2018	—	26,499
	37		SSE PLC	7/16/2018	—	30,118
	28		Stanley Electric Co Ltd	8/20/2018 - 10/22/2018	—	(13,593)
	26		Star Entertainment Grp Ltd/The	9/14/2018	—	(15,333)
	66		StarHub Ltd	7/2/2018 - 10/11/2018	—	(930)
	38		Start Today Co Ltd	7/2/2018 - 10/3/2018	—	28,549
	4		State Street Corp	9/27/2018	—	(235)
	51		Steel Dynamics Inc	6/29/2018 - 10/9/2018	—	163,395
	25		Stericycle Inc	6/29/2018 - 10/19/2018	—	(123,113)
	19		STERIS PLC	7/16/2018 - 7/26/2018	—	55,173
	170		STMicroelectronics NV	6/29/2018 - 7/26/2018	—	282,052
	88		Stora Enso OYJ	6/29/2018 - 10/19/2018	—	50,076

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAPS (continued)#

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$—	*	Straumann Holding AG	7/5/2018	$—	$(9,144)
	9		Stryker Corp	8/6/2018 - 9/4/2018	—	(16,627)
	103		Subsea 7 SA	7/16/2018 - 9/27/2018	—	7,252
	23		Sugi Holdings Co Ltd	7/2/2018 - 11/1/2018	—	(6,175)
	283		Sumitomo Chemical Co Ltd	7/17/2018 - 8/8/2018	—	49,479
	71		Sumitomo Dainippon Pharma Co Ltd	9/4/2018 - 11/1/2018	—	(65,423)
	47		Sumitomo Heavy Industries Ltd	10/22/2018	—	18,267
	113		Sumitomo Metal Mining Co Ltd	8/20/2018 - 9/28/2018	—	(56,051)
	48		Suncorp Group Ltd	10/19/2018	—	(14,133)
	25		Suruga Bank Ltd	7/2/2018 - 8/8/2018	—	(27,739)
	39		Suzuken Co Ltd/Aichi Japan	7/2/2018 - 9/18/2018	—	15,046
	5		Svenska Handelsbanken AB	10/19/2018	—	237
	4		Swatch Group AG/The	8/6/2018 - 9/14/2018	—	32,930
	22		Swedish Match AB	6/29/2018 - 10/31/2018	—	6,038
	5		Swiss Life Holding AG	7/16/2018 - 10/31/2018	—	42,987
	1		Swisscom AG	9/14/2018	—	(2,136)
	90		Symantec Corp	6/29/2018 - 8/9/2018	—	7,273
	1		Synchrony Financial	8/9/2018	—	1,624
	16		SYNNEX Corp	6/29/2018 - 8/9/2018	—	(61,926)
	23		Synopsys Inc	6/29/2018 - 7/26/2018	—	(11,021)
	3		T-Mobile US Inc	10/9/2018	—	12,604
	9		Targa Resources Corp	7/6/2018 - 10/19/2018	—	30,424
	9		Taro Pharmaceutical Industries Ltd	6/29/2018 - 7/26/2018	—	(42,922)
	53		Tate & Lyle PLC	7/26/2018	—	(9,080)
	34		Team Health Holdings Inc	7/2/2018 - 7/26/2018	—	(154,351)
	49		Teck Resources Ltd	6/29/2018 - 7/26/2018	—	143,994
	151		Tele2 AB	6/29/2018 - 8/6/2018	—	24,757
	151		Tele2 AB	11/2/2018	—	(45,244)
	30		Telecom Italia SpA/Milano	10/9/2018	—	3,052
	2		Teleflex Inc	8/9/2018 - 10/9/2018	—	(48,704)
	232		Telefonaktiebolaget LM Ericsson	6/29/2018 - 10/19/2018	—	(145,717)
	22		Telefonica SA	9/17/2018	—	(11,036)
	28		Telenet Group Holding NV	6/29/2018 - 7/26/2018	—	(41,110)
	43		Telephone & Data Systems Inc	6/29/2018 - 8/17/2018	—	(46,660)
	24		Telstra Corp Ltd	7/5/2018	—	(580)
	17		Temenos Group AG	6/29/2018 - 9/27/2018	—	(75,476)
	22		Tenneco Inc	8/6/2018 - 10/31/2018	—	(47,918)
	62		Teradata Corp	6/29/2018 - 10/9/2018	—	(191,236)
	85		Teradyne Inc	6/29/2018 - 10/19/2018	—	176,299
	6		Tesla Motors Inc	10/31/2018	—	23,896
	29		Texas Roadhouse Inc	6/29/2018 - 9/27/2018	—	61,898
	8		Thermo Fisher Scientific Inc	6/29/2018 - 9/4/2018	—	56,260
	4		Thomson Reuters Corp	10/19/2018	—	(2,374)
	171		Toho Gas Co Ltd	7/2/2018 - 8/20/2018	—	74,781
	321		Tokyo Electric Power Co Holdings Inc	7/2/2018 - 7/27/2018	—	(27,905)
	174		Tokyo Gas Co Ltd	9/18/2018 - 10/11/2018	—	30,344

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAPS (continued)#

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$38		Toppan Printing Co Ltd	10/22/2018	$—	$11,889
	4		Toro Co/The	10/19/2018	—	2,204
	15		Toronto-Dominion Bank/The	7/6/2018 - 8/9/2018	—	32,028
	195		Tosoh Corp	7/2/2018 - 10/22/2018	—	47,402
	39		Total System Services Inc	10/31/2018	—	45,403
	18		Toyo Seikan Group Holdings Ltd	8/20/2018	—	19,794
	7		Toyota Motor Corp	7/2/2018 - 8/10/2018	—	(7,346)
	173		TPG Telecom Ltd	6/29/2018 - 10/31/2018	—	(31,277)
	7		Tractor Supply Co	10/31/2018	—	3,886
	5		TransDigm Group Inc	6/29/2018 - 7/26/2018	—	(88,986)
	35		Travis Perkins PLC	10/31/2018	—	(2,255)
	5		Treasury Wine Estates Ltd	10/9/2018	—	2,001
	53		Trinity Industries Inc	7/26/2018 - 10/31/2018	—	(96,010)
	70		Tryg A/S	6/29/2018 - 7/26/2018	—	35,219
	41		Tullow Oil PLC	7/5/2018	—	165
	12		Twitter Inc	6/29/2018	—	1,175
	12		Tyler Technologies Inc	6/29/2018 - 8/17/2018	—	116,667
	6		Ultimate Software Group Inc/The	6/29/2018 - 9/4/2018	—	(45,916)
	6		United Parcel Service Inc	6/29/2018 - 8/9/2018	—	(5,691)
	17		United Rentals Inc	7/6/2018 - 10/31/2018	—	(73,470)
	5		United Therapeutics Corp	6/29/2018 - 8/9/2018	—	12,718
	69		United Utilities Group PLC	7/26/2018 - 10/19/2018	—	(1,140)
	8		Universal Display Corp	6/29/2018 - 7/16/2018	—	(18,934)
	16		Universal Health Services Inc	6/29/2018 - 9/4/2018	—	(19,073)
	51		UPM-Kymmene OYJ	7/26/2018	—	133,671
	55		Urban Outfitters Inc	6/29/2018 - 10/31/2018	—	(133,766)
	2		Vail Resorts Inc	10/31/2018	—	7,667
	40		Valeant Pharmaceuticals International Inc	9/27/2018 - 10/31/2018	—	(181,459)
	24		VeriSign Inc	7/6/2018 - 9/14/2018	—	182,354
	8		Verisk Analytics Inc	10/19/2018	—	(15,900)
	13		Vermilion Energy Inc	9/27/2018 - 10/31/2018	—	12,366
	—	*	Vestas Wind Systems A/S	9/4/2018	—	1,054
	14		ViaSat Inc	7/16/2018 - 10/19/2018	—	26,601
	9		VMware Inc	6/29/2018 - 8/9/2018	—	49,633
	212		Vodafone Group PLC	7/5/2018 - 8/9/2018	—	(3,140)
	10		voestalpine AG	7/26/2018 - 10/19/2018	—	10,049
	43		Voya Financial Inc	6/29/2018 - 10/9/2018	—	(16,077)
	11		Vulcan Materials Co	6/29/2018 - 9/27/2018	—	(65,641)
	28		VWR Corp	7/6/2018 - 8/17/2018	—	(1,721)
	9		Wal-Mart Stores Inc	7/6/2018 - 8/9/2018	—	22,647
	7		Walt Disney Co/The	6/29/2018 - 8/9/2018	—	8,453
	10		Waste Management Inc	7/6/2018 - 8/9/2018	—	27,884
	4		Waters Corp	6/29/2018 - 8/9/2018	—	(69,066)
	65		Weatherford International PLC	7/2/2018 - 8/9/2018	—	75,079
	61		Weir Group PLC/The	9/14/2018 - 11/5/2018	—	9,356
	18		WellCare Health Plans Inc	6/29/2018 - 8/9/2018	—	(41,416)
	9		Wesfarmers Ltd	6/29/2018	—	(25,146)
	4		West Japan Railway Co	7/2/2018 - 7/17/2018	—	11,346

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAPS (continued)#

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$1		West Pharmaceutical Services Inc	10/31/2018	$—	$(6,312)
	1		Western Union Co/The	7/6/2018	—	3
	—	*	White Mountains Insurance Group Ltd	9/27/2018	—	(54)
	3		Whitecap Resources Inc	9/14/2018	—	(1,532)
	68		William Demant Holding A/S	6/29/2018 - 10/31/2018	—	79,240
	96		William Hill PLC	9/27/2018 - 10/9/2018	—	1,438
	12		Williams-Sonoma Inc	6/29/2018 - 8/9/2018	—	(27,673)
	10		Willis Towers Watson PLC	6/29/2018 - 8/20/2018	—	33,814
	21		Woodward Inc	6/29/2018 - 10/31/2018	—	(7,862)
	47		Woolworths Ltd	9/27/2018	—	(12,158)
	7		Workday Inc	7/2/2018 - 8/17/2018	—	7,063
	29		World Fuel Services Corp	6/29/2018 - 9/4/2018	—	(163,948)
	8		Worthington Industries Inc	10/9/2018	—	(11,984)
	39		WPP PLC	7/26/2018	—	(5,487)
	57		WPX Energy Inc	10/9/2018	—	(85,637)
	11		Wynn Resorts Ltd	6/29/2018 - 7/26/2018	—	21,357
	131		Xerox Corp	6/29/2018 - 7/26/2018	—	5,743
	13		XL Group Ltd	7/25/2018	—	6,294
	12		XPO Logistics Inc	9/4/2018 - 10/19/2018	—	39,331
	152		Yahoo Japan Corp	7/2/2018 - 10/22/2018	—	12,168
	36		Yamaha Motor Co Ltd	7/5/2018 - 10/22/2018	—	(51,097)
	13		Yamazaki Baking Co Ltd	10/11/2018	—	(19,215)
	38		Yara International ASA	6/29/2018 - 10/9/2018	—	128,388
	27		Yue Yuen Industrial Holdings Ltd	6/29/2018	—	1,057
	41		Zayo Group Holdings Inc	6/29/2018 - 10/19/2018	—	(42,977)
	8		Zimmer Biomet Holdings Inc	6/29/2018 - 7/26/2018	—	161,935
	46		Zions Bancorporation	6/29/2018 - 7/26/2018	—	45,290
	3		Zurich Insurance Group AG	10/19/2018	—	(15,304)
Morgan Stanley & Co.	321		Advanced Drainage Systems, Inc.	12/18/17	(2,529)	64,736
	379		Align Technology, Inc.	12/18/17	(491)	(44,121)
	442		Banco Santander SA	12/18/17	(1,918)	10,138
	226		C.H. Robinson Worldwide, Inc.	12/18/17	(136)	9,911
	723		Cardtronics, Inc.	12/18/17	(1,418)	(235,949)
	423		CGI Group Inc. — Class A	12/18/17	(4,037)	(975)
	393		Credit Acceptance Corp.	12/18/17	(2,362)	8,719
	319		Cullen/Frost Bankers, Inc.	12/18/17	(2,063)	(38,174)
	314		Dean Foods Co.	12/18/17	(10,487)	8,110
	734		Deere & Co.	12/18/17	—	(47,384)
	556		Dollarama, Inc.	12/18/17	(15,339)	(72,473)
	508		Edgewell Personal Care Co.	12/18/17	(2,434)	38,282
	271		Financial Engine, Inc.	12/18/17	—	(4,606)
	215		Gogo, Inc.	12/18/17	(3,094)	37,319
	273		HA CFD	12/18/17	—	18,133
	856		Healthcare Services Group	12/18/17	(45,677)	(41,613)
	484		Hormel Foods, Corp.	12/18/17	(34,457)	30,960
	240		Idexx Laboratories, Inc.	12/15/17	(1,312)	(27,547)

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAPS (continued)#

				Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Morgan Stanley & Co. (continued)	$297	Investors Real Estate Trust	12/18/17	$(2,750)	$7,285
	568	iShares China Large Cap ETF	12/18/17	—	(108,267)
	1,166	iShares MSCI Eurozone ETF	12/18/17	(10,585)	(84,743)
	758	iShares Nasdaq Biotechnology	12/18/17	—	72,286
	1,817	iShares Russell 2000	12/18/17	(11,130)	(52,896)
	213	Kilroy Realty Corp.	12/18/17	—	(7,711)
	573	Lincoln Electric Holdings	12/18/17	(5,944)	(147,960)
	575	Now, Inc.	12/18/17	(33,185)	(107,332)
	664	Petmed Express, Inc.	12/18/17	(680)	(91,143)
	638	Primerica, Inc.	12/18/17	(167)	11,142
	326	Ritchie Bros Auctioneers	12/18/17	(48)	(43,669)
	684	Sirius Xm Radio, Inc.	12/18/17	(395)	(62,233)
	448	Smith (A.O.) Corp.	12/18/17	(13,597)	(31,673)
	479	SPDR S&P Regional Banking	12/18/17	(40,104)	(60,485)
	177	Trupanion, Inc.	12/18/17	(430)	(7,246)
	499	United Parcel Service — Class B	12/18/17	(2,720)	(26,479)
	472	Western Union Co.	12/18/17	(608)	(7,602)
	169	World Wrestling Entertainment — Class A	12/18/17	(4,499)	17,347
TOTAL				$(254,596)	$489,397

*	Rounds to less than 1,000.
#	The Fund receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
^	Contracts subject to $0.857 financing fee.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2016, the Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of November 1, 2016, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$ 536,500,000	$536,505,785	$ 547,230,010

REPURCHASE AGREEMENTS — At October 31, 2016, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Principal Amounts
BNP Paribas Securities Co.	0.340%	$1,639,956
Citigroup Global Markets, Inc.	0.340	96,991,703
Merrill Lynch & Co., Inc.	0.340	388,123,000
Merrill Lynch & Co., Inc.	0.320	49,745,341
TOTAL		$536,500,000

At October 31, 2016, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	3.500% to 8.000%	01/01/17 to 08/01/46
Federal National Mortgage Association	2.500 to 9.000	02/01/17 to 10/01/46
Government National Mortgage Association	2.500 to 7.500	02/15/25 to 10/20/46
United States Treasury Inflation Protected Securities	0.750	02/15/42
U.S. Treasury Bonds	3.125 to 8.750	08/15/20 to 05/15/44
U.S. Treasury Notes	0.875 to 4.250	11/15/17 to 07/31/23
United States Treasury Stripped Securities	0.000	02/15/29

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statement of Assets and Liabilities(a)

October 31, 2016

Assets:
Investments, at value (cost $505,193,048)	$511,948,746
Investments of affiliated issuers, at value (cost $28,130,434)	28,130,434
Repurchase agreement, at value which equals cost	536,500,000
Cash	11,224,121
Foreign currencies, at value (cost $123,457)	118,199
Unrealized gain on swap contracts	15,197,409
Unrealized gain on forward foreign currency exchange contracts	6,924,265
Variation margin on certain derivative contracts	1,528,233
Receivables:
Collateral on certain derivative contracts(b)	143,592,147
Dividends and interest	5,311,854
Investments sold	4,497,321
Investments sold on an extended settlement basis	1,676,066
Fund shares sold	1,547,955
Reimbursement from investment adviser	545,111
Upfront payments made on swap contracts	238,337
Foreign tax reclaims	87,680
Other assets	208,228
Total assets	1,269,276,106

Liabilities:
Securities sold short, at value (proceeds received $31,848,851)	32,157,016
Unrealized loss on swap contracts	14,907,037
Unrealized loss on forward foreign currency exchange contracts	5,577,732
Variation margin on certain derivative contracts	396,056
Unrealized loss on unfunded loan commitment	1,894
Payables:
Investments purchased on an extended settlement basis	7,940,804
Fund shares redeemed	4,448,128
Investments purchased	2,807,983
Management fees	1,878,691
Due to broker — upfront payment	332,385
Upfront payments received on swap contracts	254,596
Distribution and service fees and transfer agency fees	150,828
Dividend expense payable on securities sold short	51,542
Accrued expenses and other liabilities	1,339,364
Total liabilities	72,244,056

Net Assets:
Paid-in capital	1,263,888,533
Undistributed net investment income	17,379,101
Accumulated net realized loss	(89,770,405)
Net unrealized gain	5,534,821
NET ASSETS	$1,197,032,050
Net Assets:
Class A	$134,843,470
Class C	49,333,685
Institutional	903,811,890
Class IR	108,924,086
Class R	118,919
Total Net Assets	$1,197,032,050
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	13,156,840
Class C	4,925,478
Institutional	87,466,991
Class IR	10,576,616
Class R	11,686
Net asset value, offering and redemption price per share:(c)
Class A	$10.25
Class C	10.02
Institutional	10.33
Class IR	10.30
Class R	10.18

(a)	Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of two wholly-owned subsidiaries, Cayman Commodity — MMA, Ltd. and Cayman Commodity — MMA II, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes segregated cash of $22,050,416, $10,583,256, $ 98,270,000, and $12,688,475 relating to initial margin requirements and/or collateral on futures, forwards, swaps, and short sales transactions, respectively.
(c)	Maximum public offering price per share for Class A Shares is $10.85. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statement of Operations(a)

For the Fiscal Year Ended October 31, 2016

Investment income:
Interest	$35,642,369
Dividends — unaffiliated issuers (net of foreign withholding taxes of $132,405)	7,294,642
Dividends — affiliated issuers	232
Total investment income	42,937,243

Expenses:
Management fees	26,794,403
Dividend expense for securities sold short	2,015,023
Custody, accounting and administrative services	1,342,978
Transfer Agency fees(b)	1,077,011
Distribution and Service fees(b)	1,066,354
Prime broker fees	1,353,423
Professional fees	879,726
Printing and mailing costs	452,949
Registration fees	272,906
Trustee fees	201,733
Other	537,227
Total expenses	35,993,733
Less — expense reductions	(2,856,696)
Net expenses	33,137,037
NET INVESTMENT INCOME	9,800,206

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(45,633,663)
Securities short sales	(593,570)
Futures contracts	(5,228,568)
Swap contracts	(899,367)
Forward foreign currency exchange contracts	(990,921)
Foreign currency transactions	276,739
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $11,187)	30,280,532
Securities short sales	496,119
Unfunded loan commitments	(1,894)
Futures contracts	(5,250,814)
Swap contracts	355,591
Forward foreign currency exchange contracts	7,287,778
Foreign currency translation	(49,149)
Net realized and unrealized loss	(19,951,187)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,150,981)

(a)	Statement of Operations for the Fund is consolidated and includes the balances of two wholly-owned subsidiaries, Cayman Commodity — MMA, Ltd. and Cayman Commodity — MMA II, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agent Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R
$431,815	$633,672	$867	$328,179	$120,398	$423,692	$204,412	$330

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statements of Changes in Net Assets(a)

	For the Fiscal Year Ended October 31, 2016	For the Period January 1, 2015 - October 31, 2015(b)	For the Fiscal Year Ended December 31, 2014
From operations:
Net investment income (loss)	$9,800,206	$(11,038)	$(1,200,803)
Net realized gain (loss)	(53,069,350)	(28,985,594)	14,697,248
Net change in unrealized gain (loss)	33,118,163	(35,547,596)	1,595,908
Net increase (decrease) in net assets resulting from operations	(10,150,981)	(64,544,228)	15,092,353

Distributions to shareholders:
From net investment income
Class A Shares	(204,033)	—	(394,559)
Class C Shares	—	—	(17,831)
Institutional Shares	(4,424,446)	—	(3,996,787)
Class IR Shares	(288,398)	—	(251,033)
Class R Shares	(639)	—	(9)
From net realized gains
Class A Shares	(934,629)	—	(1,229,026)
Class C Shares	(351,627)	—	(408,632)
Institutional Shares	(5,388,275)	—	(6,672,737)
Class IR Shares	(511,792)	—	(324,476)
Class R Shares	(1,298)	—	(326)
Total distributions to shareholders	(12,105,137)	—	(13,295,416)

From share transactions:
Proceeds from sales of shares	557,864,388	1,468,001,874	814,465,224
Reinvestment of distributions	11,328,743	—	13,076,031
Cost of shares redeemed	(1,003,351,675)	(576,132,576)	(193,873,429)
Net increase (decrease) in net assets resulting from share transactions	(434,158,544)	891,869,298	633,667,826
TOTAL INCREASE (DECREASE)	(456,414,662)	827,325,070	635,464,763

Net assets:
Beginning of year	1,653,446,712	826,121,642	190,656,879
End of year	$1,197,032,050	$1,653,446,712	$826,121,642
Undistributed (distributions in excess of) net investment income (loss)	$17,379,101	$9,653,507	$(724,059)

(a)	Statements of Changes in Net Assets for the Fund is consolidated and includes the balances of two wholly-owned subsidiaries, Cayman Commodity — MMA, Ltd. and Cayman Commodity — MMA II, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	The Fund changed its fiscal year end from December 31 to October 31.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEAR ENDED OCTOBER 31,
2016 - A	$10.33	$0.04	$(0.06)	$(0.02)	$(0.01)	$(0.05)	$(0.06)
2016 - C	10.16	(0.04)	(0.05)	(0.09)	—	(0.05)	(0.05)
2016 - Institutional	10.40	0.08	(0.07)	0.01	(0.03)	(0.05)	(0.08)
2016 - IR	10.37	0.07	(0.07)	—	(0.02)	(0.05)	(0.07)
2016 - R	10.29	0.01	(0.05)	(0.04)	(0.02)	(0.05)	(0.07)

FOR THE PERIOD JANUARY 1 , 2015 - OCTOBER 31,
2015 - A	10.58	(0.03)	(0.22)	(0.25)	—	—	—
2015 - C	10.47	(0.09)	(0.22)	(0.31)	—	—	—
2015 - Institutional	10.61	0.01	(0.22)	(0.21)	—	—	—
2015 - IR	10.60	— (e)	(0.23)	(0.23)	—	—	—
2015 - R	10.56	(0.04)	(0.23)	(0.27)	—	—	—

FOR THE FISCAL YEAR ENDED DECEMBER 31,
2014 - A	10.46	(0.06)	0.33	0.27	(0.03)	(0.12)	(0.15)
2014 - C	10.40	(0.14)	0.33	0.19	— (e)	(0.12)	(0.12)
2014 - Institutional	10.49	(0.01)	0.31	0.30	(0.06)	(0.12)	(0.18)
2014 - IR	10.48	(0.03)	0.33	0.30	(0.06)	(0.12)	(0.18)
2014 - R	10.44	(0.07)	0.31	0.24	— (e)	(0.12)	(0.12)

FOR THE PERIOD ENDED DECEMBER 31,
2013 - A (Commenced April 30, 2013)	10.00	(0.03)	0.55	0.52	—	(0.06)	(0.06)
2013 - C (Commenced April 30, 2013)	10.00	(0.08)	0.54	0.46	—	(0.06)	(0.06)
2013 - Institutional (Commenced April 30, 2013)	10.00	(0.01)	0.56	0.55	—	(0.06)	(0.06)
2013 - IR (Commenced April 30, 2013)	10.00	(0.01)	0.55	0.54	—	(0.06)	(0.06)
2013 - R (Commenced April 30, 2013)	10.00	(0.06)	0.56	0.50	—	(0.06)	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the of impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets (including dividend expenses for securities sold short)		Ratio of net expenses to average net assets (excluding dividend expenses for securities sold short)		Ratio of total expenses to average net assets (including dividend expenses for securities sold short)		Ratio of total expenses (excluding dividend expenses for securities sold short)		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.25	(0.23)%	$134,843	2.65%		2.51%		2.85%		2.70%		0.39%		73%
10.02	(1.02)	49,334	3.40		3.26		3.60		3.46		(0.35)		73
10.33	0.13	903,812	2.25		2.11		2.45		2.31		0.81		73
10.30	(0.06)	108,924	2.39		2.25		2.61		2.47		0.70		73
10.18	(0.40)	119	2.91		2.76		3.11		2.95		0.07		73

10.33	(2.36)	217,307	2.89	(d)	2.71	(d)	2.97	(d)	2.78	(d)	(0.29	)(d)	130
10.16	(2.87)	79,891	3.64	(d)	3.46	(d)	3.72	(d)	3.53	(d)	(1.04	)(d)	130
10.40	(1.98)	1,236,592	2.49	(d)	2.31	(d)	2.57	(d)	2.39	(d)	0.11	(d)	130
10.37	(2.08)	119,570	2.64	(d)	2.46	(d)	2.72	(d)	2.53	(d)	(0.02	)(d)	130
10.29	(2.56)	87	3.14	(d)	2.96	(d)	3.24	(d)	3.05	(d)	(0.49	)(d)	130

10.58	2.61	116,593	2.85		2.68		3.23		3.06		(0.53)		144
10.47	1.84	38,207	3.64		3.45		3.99		3.80		(1.33)		144
10.61	3.00	628,397	2.45		2.28		2.82		2.65		(0.11)		144
10.60	2.85	42,894	2.62		2.44		3.06		2.86		(0.27)		144
10.56	2.30	30	3.05		2.91		3.46		3.32		(0.69)		144

10.46	5.20	25,304	2.55	(d)	2.55	(d)	3.88	(d)	3.88	(d)	(0.42	)(d)	102
10.40	4.60	1,427	3.30	(d)	3.30	(d)	4.72	(d)	4.72	(d)	(1.19	)(d)	102
10.49	5.40	156,849	2.15	(d)	2.15	(d)	3.64	(d)	3.64	(d)	(0.17	)(d)	102
10.48	5.40	7,051	2.30	(d)	2.30	(d)	3.62	(d)	3.62	(d)	(0.19	)(d)	102
10.44	5.00	26	2.79	(d)	2.79	(d)	4.36	(d)	4.36	(d)	(0.90	)(d)	102

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements

October 31, 2016

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”). The Fund is a non-diversified portfolio and currently offers five classes of shares: Class A, Class C, Institutional, Class IR, and Class R Shares. The Fund commenced operations on April 30, 2013.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. As of October 31, 2016, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Fund with Acadian Asset Management LLC (“Acadian”), Algert Global LLC (“Algert”), Ares Capital Management II LLC (“Ares”), Atreaus Capital, LP (“Atreaus”), Brigade Capital Management, LP (“Brigade”), Corsair Capital Management, L.P. (“Corsair”), First Pacific Advisors, LLC (“FPA”), Graham Capital Management, L.P. (“GCM”), New Mountain Vantage Advisers, L.L.C. (“New Mountain Vantage”), QMS Capital Management LP (“QMS”), Russell Implementation Services, LLC (“RIIS”), Sirios Capital Management, L.P. (“Sirios”) and Wellington Management Company LLP (“Wellington”) (the “Underlying Managers”). Each of Atreaus and GCM also serves as an Underlying Manager for a Subsidiary (as defined below). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Fund is not charged any separate or additional investment advisory fees by the Underlying Managers. As of January 4, 2016, Lateef Investment Management, L.P. (“Lateef”) no longer served as an Underlying Manager of the Fund. As of June 24, 2016, Polaris Capital Management, LLC (“Polaris”) no longer served as an Underlying Manager of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for the Goldman Sachs Multi-Manager Alternatives Fund — The Cayman Commodity — MMA, Ltd. and the Cayman Commodity — MMA II, Ltd. (each a “Subsidiary” and together the “Subsidiaries”), Cayman Islands exempted companies, were incorporated on January 14, 2014 and March 2, 2016, respectively, and are wholly-owned subsidiaries of the Fund. The Subsidiaries act as investment vehicles for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiaries pursuant to subscription agreements dated as of September 3, 2015 and July 19, 2016, respectively, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiaries. Under the Memorandum and Articles of Association of each Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of October 31, 2016, the Fund’s net assets were $1,197,032,050, of which, $28,447,957, or 2.4%, represented the Cayman Commodity — MMA, Ltd.’s net assets and $8,346,776, or 0.7%, represented the Cayman Commodity — MMA II, Ltd.’s net assets.

B.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

October 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Securities Sold Short — Securities sold short are those securities which a Fund has sold but which it does not own. When a Fund sells a security it does not own, it must borrow the position that was sold and deliver it to the broker through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, a Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. The market value of securities pledged as collateral is included in the Consolidated Schedule of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

October 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — As of the date of the financial statements, short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Consolidated Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between the Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that the Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

October 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of October 31, 2016:

MULTI-MANAGER ALTERNATIVES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$249,283,452	$—
Bank Loans	—	54,465,146	5,304,798
Asset-Backed Securities	—	1,289,749	—
Foreign Debt Obligation	—	945,745	—
Municipal Debt Obligations	—	3,090,058	—
U.S. Treasury Obligations	15,902,544	—	—
Common Stock and/or Other Equity Investments(a)
Africa	—	2,612,357	—
Asia	1,310,311	448,767	—
Australia and Oceania	—	136,002	—
Europe	16,953,052	9,238,024	—
North America	149,862,273	822,687	283,781
Investment Company	28,130,434	—	—
Short-term Investments	—	536,500,000	—
Total	$212,158,614	$858,831,987	$5,588,579
Liabilities
Common Stock and/or Other Equity Investments(a)
Asia	$—	$(3,021,265)	$—
North America	(29,135,751)	—	—
Total	$(29,135,751)	$(3,021,265)	$—

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER ALTERNATIVES (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$6,924,265	$—
Futures Contracts	4,266,053	—	—
Total Return Swap Contracts	—	15,197,409	—
Total	$4,266,053	$22,121,674	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(5,577,732)	$—
Futures Contracts	(6,804,242)	—	—
Credit Default Swap Contracts	—	(199,025)	—
Total Return Swap Contracts	—	(14,708,012)	—
Total	$(6,804,242)	$(20,484,769)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile noted in table. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of October 31, 2016. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$1,560,821	(a)	Variation margin on certain derivative contracts	$(3,516,841)	(a)
Credit	—	—		Payable for unrealized loss on swap contracts	(199,025)	(b)
Equity	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	16,645,785	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	(15,927,345)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Variation margin on certain derivative contracts	6,946,661	(a)	Payable for unrealized loss on forward foreign currency exchange contracts; Variation margin on certain derivative contracts	(5,606,576)

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

October 31, 2016

4. INVESTMENTS IN DERIVATIVES (continued)

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities
Commodity	Variation margin on certain derivative contracts	$1,234,460	(a)	Variation margin on certain derivative contracts	$(2,039,224)	(a)
Total		$26,387,727			$(27,289,011)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Aggregate of amounts include $14,628,783, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statement of Operations:

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments and futures contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$2,909,766	$(2,688,396)	6,487
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(144,978)	(199,025)	11
Currency	Net realized gain (loss) from forward foreign currency exchange contracts and futures contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts and futures contracts	1,314,732	7,037,589	1,069
Equity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	(1,488,738)	(896,671)	1,924
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(9,752,716)	(860,942)	225
Total		$(7,161,934)	$2,392,555	9,716

(a)	Average number of contracts is based on the average of month end balances for the period end October 31, 2016.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives’ counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps) and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

4. INVESTMENTS IN DERIVATIVES (continued)

excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Underlying Managers believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of October 31, 2016:

	Derivative Assets(1)			Derivative Liabilities(1)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$—	$2,850,227	$2,850,227	$(3,185)	$(2,031,619)	$(2,034,804)	$815,423	$—	$815,423
Barclays Bank PLC	—	25,220	25,220	(42,684)	(964)	(43,648)	(18,428)	—	(18,428)
JPMorgan Securities, Inc.	14,863,041	3,965,075	18,828,116	(13,508,887)	(3,483,495)	(16,992,382)	1,835,734	—	1,835,734
Morgan Stanley & Co.	334,368	—	334,368	(1,352,281)	—	(1,352,281)	(1,017,913)	1,017,913	—
Morgan Stanley & Co. International PLC	—	66,042	66,042	—	(39,539)	(39,539)	26,503	—	26,503
UBS AG (London)	—	17,701	17,701	—	(22,115)	(22,115)	(4,414)	4,414	—
Total	$15,197,409	$6,924,265	$22,121,674	$(14,907,037)	$(5,577,732)	$(20,484,769)	$1,636,905	$1,022,327	$2,659,232

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

October 31, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended October 31, 2016, the contractual and effective net management fee with GSAM were at the following rates:

Contractual Management Rate					Effective Net Management Rate*^(b)
First $2 billion(a)	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
1.90%	1.80%	1.71%	1.68%	1.92%	1.85%

*	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Fund’s most recent prospectus. This arrangement will be effective through at least February 28, 2017, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(a)	Prior to December 1, 2015, the Fund’s contractual management fee rate was 2.00% on the first $2 billion of average daily net assets.
(b)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreements as defined below after waivers.

GSAM also provides management services to the Subsidiaries pursuant to the Subsidiary Management Agreements (the “Subsidiary Agreements”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of each Subsidiary’s average daily net assets. In consideration of the Subsidiaries’ management fee, and for as long as the Subsidiary Agreements remain in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiaries under the Subsidiary Agreements. For the fiscal year ended October 31, 2016 GSAM waived $197,504 of the Fund’s management fee. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

B.  Distribution and Service Plans — The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on the Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the Shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2016, Goldman Sachs advised that it retained $10,740 and $0, respectively.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional Shares.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, dividend and interest payments on securities sold short, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.114% and the total annual operating expenses (excluding acquired fund fees and expenses, taxes, dividend and interest payments on securities sold short, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) of Class A, Class C, Institutional Class, Class IR, and Class R Shares are limited to 2.38%, 3.13%, 1.98%, 2.13% and 2.63%, respectively. The Other Expense limitations and the total operating expense limitation agreement will remain in place through at least February 28, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund may enter into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the Other Expense limitations described above. For the fiscal year ended October 31, 2016 these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
$887,219	$1,969,477	$2,856,696

F.  Line of Credit Facility — As of October 31, 2016, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2016, the Fund did not have any borrowings under the facility.

G.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2016, Goldman Sachs earned $1,014, in brokerage commissions from portfolio transactions. As of October 31, 2016, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 22% of Class R Shares of the Fund.

The table below shows the transaction in and earnings from investments in the Underlying Fund for the fiscal year ended October 31, 2016:

Underlying Fund	Market Value 10/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 10/31/2016	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$—	$28,130,534	$(100)	$28,130,434	$232

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

October 31, 2016

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2016, were $522,666,436 and $917,134,008, respectively.

The following table sets forth the Fund’s net exposure for short securities that are subject to enforceable master netting arrangements or similar agreements as of October 31, 2016:

Counterparty	Securities Sold Short(1)	Collateral Pledged(2)	Net Amount(3)
Deutsche Bank AG (4)	$14,803,363	$(14,803,363)	$—
JPMorgan Chase Bank	13,339,169	(13,339,169)	—
State Street Bank & Trust	4,014,484	(4,014,484)	—
Total	$32,157,016	$(32,157,016)	$—

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	At October 31, 2016, the value of securities received pledged exceeded the value of the related securities sold short.
(3)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.
(4)	Securities sold short were executed through separate Underlying Managers.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows:

Distribution paid from:
Ordinary income	$10,147,452
Net long-term capital gains	1,957,685
Total taxable distributions	$12,105,137

As of October 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$20,812,376
Total undistributed earnings	$20,812,376
Capital loss carryforwards:
Perpetual Short-Term	(62,516,733)
Perpetual Long-Term	(18,357,246)
Total capital loss carryforwards	$(80,873,979)
Timing differences (Straddle Loss Deferral)	$(2,558,430)
Unrealized gains (losses) — net	(4,236,450)
Total accumulated earnings (losses) net	$(66,856,483)

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

7. TAX INFORMATION (continued)

As of October 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$1,080,637,320
Gross unrealized gain	33,859,465
Gross unrealized loss	(37,823,581)
Net unrealized gains (losses) on securities	$(3,964,116)
Net unrealized gain (loss) on other investments	(272,334)
Net unrealized gains (losses)	$(4,236,450)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of partnership investments, passive foreign investment company investments, swap transactions, material modification of debt securities and the recognition of income and gains/losses of certain bonds.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from differences in the tax treatment of swap transactions, foreign currency transactions, passive foreign investment company investments, underlying fund investments, material modification of debt securities and Short Sales.

Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)	Paid in Capital
$7,872,836	$2,842,904	$(10,715,740)

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and 2 prior years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Fund’s investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Custody Risk — The Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

October 31, 2016

8. OTHER RISKS (continued)

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

8. OTHER RISKS (continued)

types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund. Because the Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Fund, the Fund may be subject to greater counterparty risk than if it were managed directly by the Investment Adviser.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Tax Risk — The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiaries and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLR, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

October 31, 2016

8. OTHER RISKS (continued)

are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In light of this, the Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income”, in which case the Fund would fail to qualify as regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated through the date the financial statement were issued. On November 3, 2016, the Trustees approved One River Asset Management, LLC (“One River”) and YG Partners, LLC (“YG Partners”) as Underlying Managers of the Fund. One River will utilize a tactical trading strategy, and YG Partners will utilize an equity/long short strategy.

Other than the above, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended October 31, 2016		For the Period January 1, 2015-October 31, 2015(a)		For the Fiscal Year Ended December 31, 2014
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,466,263	$64,825,296	14,534,458	$156,399,827	13,799,884	$145,642,660
Reinvestment of distributions	111,867	1,130,892	—	—	152,647	1,623,453
Shares redeemed	(14,454,630)	(144,922,875)	(4,525,729)	(48,066,121)	(5,347,199)	(57,009,892)
	(7,876,500)	(78,966,687)	10,008,729	108,333,706	8,605,332	90,256,221
Class C Shares
Shares sold	855,964	8,456,479	4,843,529	51,853,444	3,684,774	38,725,099
Reinvestment of distributions	32,783	326,190	—	—	40,521	426,232
Shares redeemed	(3,823,802)	(37,726,174)	(632,424)	(6,614,972)	(213,013)	(2,241,283)
	(2,935,055)	(28,943,505)	4,211,105	45,238,472	3,512,282	36,910,048
Institutional Shares
Shares sold	39,736,722	402,931,900	106,511,467	1,158,260,742	55,682,719	592,272,239
Reinvestment of distributions	893,194	9,069,534	—	—	978,521	10,450,502
Shares redeemed	(72,045,143)	(728,652,554)	(46,837,742)	(501,232,560)	(12,411,833)	(131,983,495)
	(31,415,227)	(316,651,120)	59,673,725	657,028,182	44,249,407	470,739,246
Class IR Shares
Shares sold	8,068,352	81,443,001	9,391,066	101,423,885	3,568,379	37,822,254
Reinvestment of distributions	78,956	800,190	—	—	54,013	575,509
Shares redeemed	(9,097,182)	(91,879,976)	(1,912,439)	(20,215,231)	(247,339)	(2,638,759)
	(949,874)	(9,636,785)	7,478,627	81,208,654	3,375,053	35,759,004
Class R Shares
Shares sold	20,159	207,712	6,001	63,976	282	2,972
Reinvestment of distributions	193	1,937	—	—	32	335
Shares redeemed	(17,158)	(170,096)	(337)	(3,692)	—	—
	3,194	39,553	5,664	60,284	314	3,307
NET INCREASE (DECREASE)	(43,173,462)	$(434,158,544)	81,377,850	$891,869,298	59,742,388	$633,667,826

(a)	The Fund changed its fiscal year end from December 31 to October 31.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of

the Goldman Sachs Multi-Manager Alternatives Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”), a fund of the Goldman Sachs Trust II, at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2016

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Fund Expenses — Six Month Period Ended October 31, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi Manager Alternatives Fund
Share Class	Beginning Account Value 5/1/16	Ending Account Value 10/31/16		Expenses Paid for the 6 months ended 10/31/16*
Class A
Actual	$1,000.00	$1,014.90		$12.21
Hypothetical 5% return	1,000.00	1,013.02	+	12.19
Class C
Actual	1,000.00	1,011.10		16.03
Hypothetical 5% return	1,000.00	1,009.20	+	16.01
Institutional
Actual	1,000.00	1,015.70		10.29
Hypothetical 5% return	1,000.00	1,014.93	+	10.28
Class IR
Actual	1,000.00	1,015.80		11.25
Hypothetical 5% return	1,000.00	1,013.98	+	11.24
Class R
Actual	1,000.00	1,013.90		16.25
Hypothetical 5% return	1,000.00	1,009.00	+	16.21

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R
Multi Manager Alternatives	2.41%	3.17%	2.03%	2.22%	3.21%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International (collectively, the “Investment Adviser”) are responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. The Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with the Investment Adviser on behalf of the Fund.

The Management Agreement was most recently approved for continuation until August 31, 2017 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “1940 Act”), of any party thereto (the “Independent Trustees”), at a meeting held on August 3, 2016 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreements (each a “Designated Sub-Advisory Agreement”) between the Investment Adviser and each of Ares Capital Management II LLC, Atreaus Capital, LP, Brigade Capital Management, LP, Corsair Capital Management, L.P., First Pacific Advisors, LLC, Graham Capital Management, L.P., New Mountain Vantage, L.L.C., Russell Investment Implementation Services, LLC, and Sirios Capital Management, L.P. (collectively, the “Designated Sub-Advisers” and together with all sub-advisers serving from time to time, the Sub-Advisers).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement or the Designated Sub-Advisory Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams and the Sub-Advisers or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, commingled investment vehicles with comparable investment strategies managed by the Investment Adviser, and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on the degree to which the Fund’s peer group and/or benchmark index was relevant to the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	comparative information on the advisory fees charged and services provided by the Investment Adviser to certain collective investment vehicles that it manages with comparable investment strategies;

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(f)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; information on the Sub-Advisers’ compensation arrangements; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (including the Sub-Advisers), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the Sub-Adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management and compliance.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of June 30, 2016 or by the Investment Adviser using the Outside Data Provider peer groups. The information on the Fund’s investment performance was provided for the one-year period ending on June 30, 2016. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. The Trustees considered the Investment Adviser’s representations that the Fund had significant differences from its Outside Data Provider peer group and/or benchmark index that caused them to be imperfect bases for comparison. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of comparable unregistered funds for which the Investment Adviser also serves as investment adviser. They considered that the unregistered funds provide an imperfect performance comparison because they are not subject to the requirements of the 1940 Act.

In addition, the Trustees considered materials prepared and presentations made throughout the year by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund’s Class A Shares and Institutional Shares had placed in the third quartile of the Fund’s performance peer group, and had outperformed the Fund’s primary benchmark index.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by the Fund thereunder, and the net amount retained by the Investment Adviser after payment of sub-advisory fees. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The Trustees also considered comparative fee information for services provided by the Investment Adviser to collective investment vehicles having investment objectives and policies similar to those of the Fund. They considered information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive. They also noted that certain of these types of accounts have a compensation structure which includes performance fees, and also pay additional asset-based fees and performance fees to the managers of underlying hedge funds. The analyses also compared the Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the aggregate management fees paid to the Investment Adviser as the investment adviser to the Fund’s wholly-owned subsidiaries. They also considered the Investment Adviser’s undertaking to waive a portion of the management fees payable by the Fund that exceed a specified level. The Trustees also considered the Investment Adviser’s undertaking to limit the Fund’s “other expenses” ratios (excluding certain expenses) to a specified level.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. The Trustees considered profitability information for the Fund in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $2 billion	1.90%
Next $3 billion	1.80
Next $3 billion	1.71
Over $8 billion	1.68

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to waive a portion of its management fee and to limit certain expenses of the Fund that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. The Independent Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (g) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers (including the Sub-Advisers) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (d) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (e) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Management Agreement should be approved and continued with respect to the Fund until August 31, 2017.

Designated Sub-Advisory Agreements

Nature, Extent, and Quality of the Services Provided Under the Designated Sub-Advisory Agreements and Performance

In evaluating the Designated Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Designated Sub-Advisers. In evaluating the nature, extent, and quality of services provided by each Designated Sub-Adviser, the Trustees considered information on the services provided to the Fund by each Designated Sub-Adviser, including information about each Designated Sub-Adviser’s (a) personnel and organizational structure; (b) track record in managing funds and/or accounts with investment strategies similar to those employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. The Trustees also reviewed the operations and investment performance of each Designated Sub-Adviser’s respective sleeve of the Fund since its inception. In considering each Designated Sub-Adviser’s investment performance, the Trustees reviewed a comparison of each Designated Sub-Adviser to relevant benchmark indices based on various metrics, including realized beta, excess return, alpha, and volatility. The Trustees also reviewed the services provided to the Fund under each Designated Sub-Advisory Agreement.

Costs of Services Provided

The Trustees reviewed the terms of each Designated Sub-Advisory Agreement, including the fee schedules for the Designated Sub-Advisers. They considered the breakpoints (if applicable) in the sub-advisory fee rate payable under each Designated Sub-Advisory Agreement. The Trustees noted that the compensation paid to each Designated Sub-Adviser would be paid by the Investment Adviser, not by the Fund, and the retention of the Designated Sub-Advisers does not increase the fees incurred by the Fund for advisory services. They noted that the Investment Adviser believes that the relationship between the management fees paid by the Fund and the sub-advisory fees paid by the Investment Adviser is appropriate given the level of services the Investment Adviser provides to the Fund and significant differences in cost drivers and risks associated with the respective services offered by the Investment Adviser and each Designated Sub-Adviser, as well as the management fee waivers and expense limitations that substantially reduce the fees retained by the Investment Adviser. In this regard, the Trustees considered that certain Designated Sub-Advisers had agreed to reduce their sub-advisory fee rate, which benefited shareholders of the Fund in light of the existing management fee waiver arrangements. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser with respect to the Fund in light of the overall management fee to be paid by the Fund.

Conclusion

In connection with their consideration of the Designated Sub-Advisory Agreements at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, the Trustees present concluded that each Designated Sub-Advisory Agreement should be approved and continued until August 31, 2017.

New Sub-Advisory Agreements

In addition to the actions taken by the Trustees to approve the continuation of the Management Agreement and the Designated Sub-Advisory Agreements, upon the recommendation of the Investment Adviser, at meetings held on May 4, 2016 and September 14, 2016, the Trustees, including all of the Independent Trustees present, approved sub-advisory agreements (each, a “New Sub-Advisory Agreement”) between the Investment Adviser and Algert Global LLC and Wellington Management Company LLP (each, a “New Sub-Adviser” and, collectively, the “New Sub-Advisers”). In connection with their evaluation of the New Sub-Advisory Agreements, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel. In addition, the Trustees received information prepared by each New Sub-Adviser in a written response to a formal request from the Investment Adviser.

Nature, Extent, and Quality of the Services Provided Under the New Sub-Advisory Agreements

In evaluating the New Sub-Advisory Agreements, they relied on the information provided by the Investment Adviser and each New Sub-Adviser. In evaluating the nature, extent, and quality of services to be provided by each New Sub-Adviser, the Trustees considered information on the services to be provided to the Fund by the New Sub-Adviser, including information about the New

78

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing funds and/or accounts with investment strategies similar to those to be employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they considered assessments provided by the Investment Adviser of each New Sub-Adviser, the New Sub-Adviser’s investment strategies and personnel and its compliance program. The Trustees considered that that certain of the New Sub-Advisers manage other assets for the Investment Adviser’s clients. They noted that, because none of the New Sub-Advisers had previously provided services to the Fund, there was no performance information to evaluate with respect to the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of the New Sub-Advisory Agreements and the proposed fee schedules, including any breakpoints. They noted that the compensation paid to the New Sub-Advisers would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the New Sub-Advisory Agreements were the result of arms’ length negotiations between the Investment Adviser and the applicable New Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser and how it would change upon hiring the New Sub-Advisers. They considered this information in light of the overall management fee to be paid by the Fund.

Conclusion

In connection with their consideration of the New Sub-Advisory Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, the Trustees present concluded that each New Sub-Advisory Agreement should be approved for a period of two years from the time of its approval.

79

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 2012

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Cheryl K. Beebe Age: 60	Trustee	Since 2015	Ms. Beebe is retired. She is Director, Convergys Corporation (2015-Present); Director, Packaging Corporation of America (2008-Present); and was formerly Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a global corn refining and manufacturing company) (2004-2014). Trustee — Goldman Sachs Trust II.	17	Convergys Corporation (a customer management company); Packaging Corporation of America (producer of container board)
John P. Coblentz, Jr. Age: 75	Trustee	Since 2012

Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (a consulting company) (2004-2006); and Director, Elderhostel, Inc. (a not-for profit organization) (2006-2012). Previously, Mr. Coblentz served as Trustee of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (2003-2015).

Trustee — Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				36	None
Lawrence Hughes Age: 58	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as Chairman of the Board of Directors, Ellis Memorial and Eldredge House (a not-for-profit organization) (2012-Present). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	17	None
John F. Killian Age: 61	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II.	17	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company

80

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 77	Trustee	Since 2012

Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Previously, Mr. Strubel served as Trustee of Goldman Sachs Trust (1987-2015) and Goldman Sachs Variable Insurance Trust (1997-2015).

Trustee — Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				36	None
Westley V. Thompson Age: 61	Trustee	Since 2016	Mr. Thompson is retired. Formerly, he was President, Sun Life Financial, Inc. (a financial services company) (2008-2014); and held senior management positions at various insurance companies including affiliates of Lincoln National Corporation (1998-2008), Cigna Corporation (1994-1997), and Aetna, Inc. (1979-1994). Previously, Mr. Thompson served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	17	None

81

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2012	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2016, Goldman Sachs Trust II consisted of 17 portfolios (15 of which offered shares to the public); Goldman Sachs Trust consisted of 92 portfolios (91 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

82

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	President and Trustee	Since 2012

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2012 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

83

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Goldman Sachs Trust II — Goldman Multi-Manager Alternatives Fund — Tax Information (Unaudited)

For the year ended October 31, 2016, 92.07% of the dividends paid from net investment company taxable income by the Multi-Manager Alternatives Fund, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2016, 65.24%, of the dividends paid from net investment company taxable income by the Multi-Manager Alternatives Fund, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

84

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.15 trillion in assets under supervision as of September 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

■	Financial Square Treasury Solutions Fund[1]
■	Financial Square Government Fund[1]
■	Financial Square Money Market Fund[2]
■	Financial Square Prime Obligations Fund[2]
■	Financial Square Treasury Instruments Fund[1]
■	Financial Square Treasury Obligations Fund[1]
■	Financial Square Federal Instruments Fund[1]
■	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

■	Investor Money Market Fund[3]
■	Investor Tax-Exempt Money Market Fund[3,4]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short-Term Conservative Income Fund[5]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[6]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	N-11 Equity Fund

Select Satellite

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund
■	Global Infrastructure Fund

Total Portfolio Solutions

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[7]
■	Balanced Strategy Portfolio
■	Multi-Manager U.S. Small Cap Equity Fund
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax-Advantaged Global Equity Portfolio
■	Strategic Factor Allocation Fund
■	Target Date 2020 Portfolio
■	Target Date 2025 Portfolio
■	Target Date 2030 Portfolio
■	Target Date 2035 Portfolio
■	Target Date 2040 Portfolio
■	Target Date 2045 Portfolio
■	Target Date 2050 Portfolio
■	Target Date 2055 Portfolio
■	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[5]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Cheryl K. Beebe John P. Coblentz, Jr. Lawrence Hughes John F. Killian James A. McNamara Richard P. Strubel Westley V. Thompson	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of October 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Past correlations are not indicative of future correlations, which may vary.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 74863-TMPL-12/2016 MMALTAR-16/12k

Goldman Sachs Funds

Annual Report	October 31, 2016

Strategic Multi-Asset Class Funds
Multi-Manager Global Equity
Multi-Manager Non-Core Fixed Income
Multi-Manager Real Assets Strategy

Goldman Sachs Strategic

Multi-Asset Class Funds

∎	MULTI-MANAGER GLOBAL EQUITY

∎	MULTI-MANAGER NON-CORE FIXED INCOME

∎	MULTI-MANAGER REAL ASSETS STRATEGY

Market Review	1

Portfolio Management Discussion and Performance Summaries	4

Schedules of Investments	24

Financial Statements	68

Financial Highlights	72

Notes to Financial Statements	78

Report of Independent Registered Public Accounting Firm	96

Other Information	97

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Strategic Multi-Asset Class Funds

Market Review

The 12 months ended October 31, 2016 (the “Reporting Period”) were marked by spans of uncertainty and market volatility, beginning with the Federal Reserve’s (the “Fed”) first interest rate increase in nearly a decade in December 2015. Shortly thereafter, the People’s Bank of China took the step of devaluing its currency, the renminbi, setting off a sharp worldwide sell-off in risk assets, as investors sought relative safety in the uncertainty surrounding the scale and impact of Chinese monetary policy. This “risk off” sentiment persisted into the middle of February 2016, then subsided until uncertainty around the U.K.’s June 2016 referendum on whether to remain a member of the European Union led to significant price action in U.K. assets. The U.K.’s unexpected decision to leave the European Union, popularly known as “Brexit”, set off another sharp sell-off in equity and currency markets in late June 2016. The British pound dropped precipitously versus the U.S. dollar and the euro, hitting levels not seen since the 1980s.

Equities generally recovered from the Brexit shock over the summer of 2016, as markets turned their attention to the then-upcoming U.S. election. Meanwhile, the Fed expressed an unexpectedly dovish outlook following the volatility of early 2016, reducing the number of potential 2016 interest rate hikes from four to two. (Dovish commentary tends to suggest lower interest rates.) Accommodative monetary policy persisted globally. The European Central Bank left its interest rates unchanged. The Bank of Japan left its interest rates steady while announcing a plan to target its yield curve, or spectrum of maturities, and adjusting its inflation goal to exceed 2%.

Global equity markets ended the Reporting Period broadly positive despite the Reporting Period’s volatility. In the U.S., equities gained strength in the information technology sector and showed strong performance from higher yielding, traditionally defensive sectors, such as utilities, telecommunication services and consumer staples. Quantitative easing on a worldwide scale drove investors to search elsewhere for yield, boosting traditionally defensive equity sectors as well as corporate credit. On the other hand, health care companies underperformed the broader U.S. equity market, as election year rhetoric increased worries about downward pressure on drug pricing and increased regulatory scrutiny. Financials, facing margin pressure from low interest rates and regulatory spending, also underperformed. Low volatility stocks outperformed in the defensive sector rally, and oil prices rebounded from early 2016 lows, boosting the energy sector and certain commodity-linked businesses.

Credit markets ended the Reporting Period in largely positive territory, as accommodative monetary policy drove yield-hungry investors into the corporate credit markets. Credit spreads, or yield differentials to government bonds, tightened from their January 2016 highs, with commodity-exposed and energy-related industries, particularly within the high yield corporate bond sector, leading gains. In the U.S., issuers took advantage of low interest rates and strong foreign demand to drive new offerings. Abroad, emerging market credit, offering comparatively more attractive yields and less sovereign leverage, rallied. Money market reform in the U.S. led to significant outflows from prime money market funds into government money market funds, leading to an increase in the three-month LIBOR rate and implications of the coupon rates of floating rate credit.

Public real estate markets were similarly driven during the Reporting Period by investors’ search for yield within a low interest rate environment. While global real estate markets finished the Reporting Period in positive territory, there was significant dispersion in performance between higher yielding and lower yielding securities, with higher yielding

1

MARKET REVIEW

securities significantly outperforming. The markets experienced notable volatility during the Reporting Period, with a sell-off in U.S. office real estate investment trusts (“REITs”) at the beginning of 2016, a notable rally in Japanese REITs in the first quarter of 2016 despite concerns around quality and valuation following the Bank of Japan’s move to negative interest rates, and a sharp decline and subsequent rebound in U.K. real estate immediately following the European Union referendum vote in June 2016. In the third quarter of 2016 and in October 2016, we saw a rotation in the markets, as pockets that had previously outperformed took a pause while renewed flows into areas of the market that have previously been stressed, including Hong Kong, stood out to the upside.

By the end of the Reporting Period, the market-implied probability of an interest rate hike by the Fed by December 2016 was 70%. Global central banks, while maintaining policies of quantitative easing, had begun to discuss the limitations of further easing and the broader implications of continued easing in the market. At the end of the Reporting Period, it appeared that political uncertainty in the U.S. surrounding the November 8 election and its aftermath as well as concerns about the effect of a potential “hard Brexit” in March 2017 were likely to be drivers of near-term market volatility. (“Hard Brexit” is one of the ways the U.K. could separate itself from the European Union; opposite of “soft Brexit.” Both terms refer to the closeness or distance of the U.K.’s relationship with the European Union after the separation has been completed.)

Looking Ahead

At the end of the Reporting Period, we remained more constructive on equities than on credit and on credit relative to interest rates and increasingly on emerging markets over developed markets. While the economy appeared to us to be in the late stages of recovery, we maintained our belief that absent external shocks, the economy still has room to grow. As such, we remained cautiously supportive of risk assets at the end of the Reporting Period.

Equities

At the end of the Reporting Period, we believed continued economic expansion should be supportive for equities, and strategically, we favored the asset class. We expected a large part of the mis-valuation between asset classes to be resolved through higher bond yields rather than through a substantial rally in equities, and therefore expected muted, but positive, equity returns. However, in our view, the risks are to the upside. If bond yields stay around levels seen at the end of the Reporting Period, against our expectations, then we believe a substantial rally would be needed in equities to bring the pricing of equities in line with the bond market.

Emerging versus Developed Markets

Generally, we became more constructive on emerging markets versus developed markets from a cyclical perspective during the Reporting Period, as during the past five years, we think sufficient progress has been made on various fronts, including valuation, macro imbalances, dissipating challenges to growth, and improving perception of emerging markets. In the medium term, we believe this sets the scene for renewed emerging market outperformance, while in the near term, we are also positive but see the risk/reward balance as closer to balanced, due to the risk of temporary headwinds from a rise in bond yields in developed markets. We also remained concerned at the end of the Reporting Period about downside risks from China, but its renewed policy support has made those risks smaller for the time being, in our view.

2

MARKET REVIEW

Fixed Income

At the end of the Reporting Period, we saw U.S. corporate credit spreads, or yield differentials to U.S. Treasuries, as roughly in line with the current macro environment. We expected spreads to be largely range-bound, with a small drift higher, as the economic expansion matures. We were bearish on government bonds, as we believed the market was underpricing the short-term end of the yield curve and the pace of future interest rate hikes, while a potential curve sell-off at the long-term end could occur either due to a reassessment of the future path of interest rate hikes or due to the evolution of central bank policies in the U.S. and abroad. (If investors expect upward price movement in a particular market, the sentiment is said to be bullish. On the contrary, if the market sentiment is bearish, most investors expect downward price movement.)

With a focus on developed markets but acknowledging broader market implications, we would note policy disappointment as a core risk to markets, particularly given elevated expectations. Our models suggest the Fed is behind the curve, partially due to external drivers and partially because the need for further easing is limited, as supported by a tightening labor market and building inflationary pressures. In Japan and the periphery of Europe, inflation is low, but in these countries, debt levels are already high, making it hard to ease further. As such the bar for easing surprises, in our view, is high. In the U.S., markets were pricing in less than a 15% chance of more than two rate hikes by the end of 2017. On the fiscal side, the removal of past tightening has already supported economic growth and an even larger impact would require, we believe, an accelerating expansion of deficits.

On balance, we believe equities performing better than bonds may well be driven more by higher bond yields, rather than strong equity performance. In turn, we expect a more range-bound environment in equities but maintain conviction in a European recovery, with performance driven by improving economic growth, fundamentals, accommodative monetary policy, tailwinds from a weaker euro and thawing credit markets. We maintain that the U.S. economy is likely to be resilient, although U.S. equity returns are likely to be muted. Across emerging markets equity, we were, at the end of the Reporting Period, marginally constructive, as better economic data, dovish global central banks and a stabilizing U.S. dollar helped reverse sentiment across the emerging market complex toward the end of the Reporting Period.

From a longer-term strategic asset allocation perspective, we intend to finalize shifts within the Funds in line with our Global Portfolio Solutions (“GPS”) investment process.

3

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager

Global Equity Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Goldman Sachs Multi-Manager Global Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated an average annual total return of 0.74%. This return compares to the 2.72% average annual total return of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (“ACWI IMI”) (Net, USD, 50% Non-U.S. Developed Hedged to USD) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted positive absolute returns but underperformed the Index during the Reporting Period. The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ a global equity investment strategy. During the Reporting Period, the Fund allocated capital to ten Underlying Managers — Causeway Capital Management LLC (“Causeway”), Epoch Investment Partners, Inc. (“Epoch”), Fisher Asset Management, LLC (“Fisher”), GW&K Investment Management, LLC (“GW&K”), Parametric Portfolio Associates LLC (“Parametric”), Principal Global Investors, LLC (“Principal”), Robeco Investment Management, Inc. doing business as Boston Partners (“Boston Partners”), Scharf Investments, LLC (“Scharf”), Vulcan Value Partners, LLC (“Vulcan”) and WCM Investment Management (“WCM”). Parametric and Principal were each initially allocated assets during the Reporting Period, and each was added to replace positions held in passive exchange-traded funds (“ETFs”) that were redeemed earlier in the Reporting Period.

The ten Underlying Managers with assets allocated to them during the Reporting Period represented five asset classes across global equity as part of the Fund’s top-level strategy allocation — U.S. large cap (Scharf and Vulcan), Europe, Australasia and Far East (“EAFE”) large cap (Causeway and WCM), U.S. small cap (GW&K and Boston Partners), EAFE small cap (Epoch and Principal) and emerging markets (Fisher and Parametric). Of the ten Underlying Managers with allocated capital during the Reporting Period, three generated negative absolute returns and seven generated positive absolute returns. On a relative basis, seven Underlying Managers underperformed their respective strategy benchmark, while three outperformed their respective strategy benchmark.

The Fund additionally uses Russell Investments Implementation Services, LLC (“Russell”) for a currency overlay program given the hedged nature of the Fund’s benchmark.

The Fund’s performance relative to the Index was mainly driven by manager selection, which overall detracted during the Reporting Period. The largest contribution to underperformance came from U.S. large cap Underlying Managers Vulcan and Scharf, who underperformed the S&P 500 Index, the index to which we compare these Underlying Managers. On the positive side, the strongest relative performance came from international growth-oriented Underlying Manager WCM, who outperformed the MSCI ACWI ex-U.S. Index, the index to which we compare this Underlying Manager.

4

PORTFOLIO RESULTS

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest across global equity markets, contributed positively to the Fund’s results during the Reporting Period. Strategic asset allocation performance relative to the Index benefited the Fund during the Reporting Period, driven by multiple factors but notably by allocation and timing of shifts within emerging and certain developed commodity-sensitive equity markets. Currency hedges also helped due to the strength of the U.S. dollar against non-U.S. developed market currencies.

Q	Which global equity asset classes most significantly affected Fund performance?

A	In U.S. large cap, which we measure relative to the S&P 500 Index, both Underlying Managers produced negative absolute returns and underperformed the benchmark index. Vulcan was negatively impacted by stock selection in consumer discretionary, financials and information technology, which was partially offset by effective stock selection in industrials. Scharf underperformed the S&P 500 Index during the Reporting Period due to stock selection in health care and information technology. Stock selection in financials partially offset Scharf’s underperformance. Both Underlying Managers were also negatively affected by underweights to yield-oriented sectors — particularly consumer staples and utilities — as well as to energy, which rallied during the Reporting Period.

In U.S. small cap, performance was mixed, as one Underlying Manager outperformed and the other underperformed their respective benchmarks. GW&K outperformed the Russell 2000 Index due to positive stock selection within consumer discretionary. Stock selection within materials partially offset GW&K’s outperformance. Boston Partners, the value-oriented Underlying Manager, underperformed the Russell 2000 Value Index due to stock selection within materials and information technology. Positive stock selection within industrials slightly offset Boston Partners’ underperformance.

Performance was also mixed in EAFE large cap, with one Underlying Manager outperforming and the other underperforming their respective benchmarks. WCM, who we compare to the MSCI ACWI ex-U.S. Index, significantly outperformed due to stock selection in information technology and financials. WCM’s outperformance was partially offset by positioning in energy and materials. Causeway, who we compare to the MSCI EAFE Index, lagged during the Reporting Period due to poor stock selection in the financials, industrials and materials sectors. Strong stock selection in telecommunication services and consumer discretionary partially mitigated Causeway’s underperformance.

In EAFE small cap, both Epoch and Principal significantly underperformed the MSCI World ex-U.S. Small Cap Index during the Reporting Period. Epoch’s underperformance can be attributed to stock selection within financials and consumer discretionary. Principal underperformed due to stock selection within consumer discretionary and information technology, slightly offset by positive stock selection within financials.

In emerging markets, Fisher underperformed the MSCI Emerging Markets Index. Fisher’s underperformance can be attributed to its overweight to and stock selection within health care as well as to its underweights to materials and consumer staples, slightly offset by positive stock selection within information technology. Parametric posted positive absolute returns and outperformed the MSCI Emerging Markets Index during the Reporting Period due to its more diversified sector and country exposure and specifically to its significant underweight to China.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	Russell manages a currency overlay allocation that seeks to minimize unintended currency exposures that either reduce performance or increase risk of the Fund’s portfolio. Russell uses currency forwards as part of this strategy. Outside of Russell, the Fund did not use derivatives during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	There were no changes made in the Fund’s allocations during the Reporting Period. Throughout the Reporting Period, the Fund’s assets were allocated 33% to U.S. large cap, 28% to EAFE large cap, 9% to U.S. small cap, 17% to EAFE small cap and 11% to emerging markets.

Q	Were there any changes to the Fund’s management team during the Reporting Period?

A	Effective August 19, 2016, Jason Gottlieb was removed as a portfolio manager to the Fund, and Kent Clark and Tom Murray were added as portfolio managers, joining Neill Nuttall, Kate El-Hillow and Betsy Gorton.

5

PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views within the equity complex as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

6

PORTFOLIO RESULTS

Index Definitions

The Fund’s benchmark index is the MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD). This custom index comprises the MSCI ACWI IMI (which covers approximately 14,000 securities and includes large, mid, small and micro cap size segments for all developed markets countries in the index together with large, mid and small cap size segments for the emerging markets countries) and a currency hedge on 50% of the non-U.S. developed markets exposures back to U.S. dollars.

The S&P 500® Index is an American stock market index based on the market capitalizations of 500 large companies listed on the NYSE or NASDAQ.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The MSCI® EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada.

The MSCI Emerging Markets Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of April 30, 2016 the MSCI Emerging Markets Index (Net, USD, Unhedged) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

The MSCI ACWI ex-U.S. Index is a market-capitalization weighted index maintained by MSCI and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. It includes both developed and emerging markets. It holds 23 countries classified as developed markets and 23 classified as emerging markets.

The MSCI World ex-U.S. Small Cap Index is an unmanaged index maintained by MSCI and considered representative of small-cap stocks of global developed markets, excluding those of the U.S.

7

FUND BASICS

Multi-Manager Global Equity Fund

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015– October 31, 2016	Fund Total Return (based on NAV)[1]	MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD)[2]
Institutional	0.74%	2.72%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD) captures large, mid and small cap representation across 23 developed markets and 23 emerging markets. With 8,575 constituents, the MSCI ACWI IMI is comprehensive, covering approximately 99% of the global equity investment opportunity set. As of April 30, 2016, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The 23 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The Index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/16	One Year	Since Inception	Inception Date
Institutional	9.31%	-2.69%	6/24/2015

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.88%	1.38%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

8

FUND BASICS

FUND COMPOSITION (%)[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

9

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $1,000,000 investment made on June 24, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (Net, USD, 50% Non-US Developed Hedged to USD) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Underlying Managers’ decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Goldman Sachs Multi-Manager Global Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from June 24, 2015 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Since Inception

Institutional (Commenced June 24, 2015)	0.74%	-3.48%

10

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Non-Core

Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Goldman Sachs Multi-Manager Non-Core Fixed Income Fund’s (the “Fund”)

performance and positioning for the 12-month period ended October 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated an average annual total return of 7.54%. This return compares to the 9.94% average annual total return of the Fund’s benchmark, the Multi-Manager Non-Core Fixed Income Composite Index (the “Index”), during the same time period.

The Index is composed 40% of the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged); 20% of the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged); 20% of the JP Morgan Emerging Market Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged); and 20% of the JP Morgan Government Bond Index-Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged), which returned 10.13%, 6.28%, 11.67% and 11.01%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted positive absolute returns but underperformed the Index during the Reporting Period. The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ a non-core fixed income investment strategy. During the Reporting Period, the Fund allocated capital to four Underlying Managers — Ares Capital Management II LLC (“Ares”), BlueBay Asset Management LLP (“BlueBay”), Lazard Asset Management LLC (“Lazard”) and Symphony Asset Management LLC (“Symphony”). These four Underlying Managers represented four sectors across non-core fixed income as part of the Fund’s top-level strategy allocation — high yield (Ares), bank loans (Symphony), external emerging market debt (BlueBay and Lazard) and local emerging market debt (BlueBay and Lazard). Of the four Underlying Managers with allocated capital during the Reporting Period, all four generated positive absolute returns but all four underperformed their respective strategy benchmark on a relative basis.

Similarly, of the four sectors of the non-core fixed income market to which the Fund had exposure via Underlying Manager strategies during the Reporting Period, all four generated positive absolute returns but underperformed their respective strategy benchmark on a relative basis.

Performance relative to the Index was mainly driven by manager selection, which detracted during the Reporting Period. Underperformance relative to the Index primarily came from high yield Underlying Manager Ares, who underperformed the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index. Symphony, the bank loans Underlying Manager, underperformed the Credit Suisse Leveraged Loan Index during the Reporting Period. Emerging market debt Underlying Managers BlueBay and Lazard each underperformed their custom benchmark (67% JP Morgan GBI EM Diversified/33% JP Morgan EMBI Global Diversified Index (the “EM Blended Index”)).

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest in non-core fixed income sectors, also detracted from the Fund’s results, albeit more modestly. Strategic asset allocation detracted mainly driven by an underweight to emerging market hard currency debt relative to the Index. Such underperformance was partially offset by the overweight to emerging market local debt relative to the Index, which contributed positively. U.S. dollar-denominated debt, as measured by the JP Morgan

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PORTFOLIO RESULTS

EMBI Global Diversified Index, returned more than 11% during the Reporting Period and outperformed the other asset classes in the Fund.

Q	Which non-core fixed income sectors most significantly affected Fund performance?

A	Ares, the high yield Underlying Manager, underperformed the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index during the Reporting Period, with its underperformance during the strong leveraged credit rebound from March through September 2016 more than offsetting outperformance in the prior months of the Reporting Period. The strategy’s defensive positioning, specifically an underweight to CCC-rated high yield bonds and an out-of-benchmark allocation to bank loans, added value during the Reporting Period through the beginning of February 2016, but was subsequently a drag on relative performance during the second half of February 2016 through October 2016 when lower-rated credit rallied.

Symphony, the bank loans Underlying Manager, underperformed the Credit Suisse Leveraged Loan Index during the Reporting Period. Symphony’s relative underperformance was due to security selection in the media/telecom and gaming/leisure industries and due to an overweight to transportation. Defensive cash spending also hurt Symphony’s results.

BlueBay, one of the emerging market debt Underlying Managers, underperformed the EM Blended Index during the Reporting Period due to country selection, specifically an underweighted allocation to Malaysia and positioning in Turkey, which was impacted by a coup earlier in the year.

Lazard, the other emerging market debt Underlying Manager, also underperformed the EM Blended Index during the Reporting Period. Its underperformance was driven by the portfolio’s overweight to the Mexican peso, which detracted most. Partially offsetting the underperformance was the portfolio’s overweighted positioning in Argentina and Brazil, which contributed positively. The portfolio’s asset allocation between hard currency and local currency debt was roughly neutral during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund’s Underlying Managers used currency forwards, bond futures, cross currency swaps and interest rate swaps during the Reporting Period to implement their strategies.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	There were no changes made in the Fund’s allocations during the Reporting Period. Throughout the Reporting Period, the Fund’s assets were allocated 25% to local emerging market debt, 14% to external emerging market debt, 21% to bank loans and 39% to high yield.

Q	Were there any changes to the Fund’s management team during the Reporting Period?

A	Effective August 19, 2016, Jason Gottlieb was removed as a portfolio manager to the Fund, and Kent Clark and Tom Murray were added as portfolio managers, joining Neill Nuttall, Kate El-Hillow and Betsy Gorton.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views on the non-core fixed income market as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate total return consisting of income and capital appreciation.

12

PORTFOLIO RESULTS

Index Definitions

The Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged) is an issuer-constrained version of the U.S. Corporate High-Yield Index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis.

The Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

The J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

The J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged) is a comprehensive local emerging markets index, consisting of regularly traded, fixed-rate, local currency government bonds.

13

FUND BASICS

Non-Core Fixed Income Fund

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015– October 31, 2016	Fund Total Return (based on NAV)[1]	Multi- Manager Non-Core Fixed Income Composite Index[2]	Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged)	Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged)	JP Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged)	JP Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged)
Institutional	7.54%	9.94%	10.13%	6.28%	11.67%	11.01%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Multi Manager Non-Core Fixed Income Composite Index is comprised of the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond (Gross, USD, Unhedged) Index (40%), the Credit Suisse Leveraged Loan (Gross, USD, Unhedged) Index (20%), the J.P. Morgan EMBISM Global Diversified (Gross, USD, Unhedged) Index (20%), and the J.P. Morgan GBI-EMSM Global Diversified (Gross, USD, Unhedged) Index (20%). The index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/16	One Year	Since Inception	Inception Date
Institutional	10.21%	3.57%	3/31/2015

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.71%	1.20%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

14

FUND BASICS

FUND COMPOSITION (%)[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

15

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $1,000,000 investment made on March 31, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, Multi Manager Non-Core Fixed Income Composite Index, which is comprised of the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond (Gross, USD, Unhedged) Index (40%), the Credit Suisse Leveraged Loan (Gross, USD, Unhedged) Index (20%), the J.P. Morgan EMBISM Global Diversified (Gross, USD, Unhedged) Index (20%), and the J.P. Morgan GBI-EMSM Global Diversified (Gross, USD, Unhedged) Index (20%), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Underlying Managers’ decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Goldman Sachs Non-Core Fixed Income Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from March 31, 2015 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One year	Since Inception

Institutional (Commenced March 31, 2015)	7.54%	2.14%

16

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager

Real Assets Strategy Fund

Investment Objective

The Fund seeks to provide long-term capital growth through investments related to real assets.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Goldman Sachs Multi-Manager Real Assets Strategy Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated an average annual total return of -2.14%. This return compares to the 1.28% average annual total return of the Fund’s benchmark, the Multi-Manager Real Assets Strategy Composite Index (the “Index”), during the same time period.

Effective December 31, 2015, commodities, as represented by the S&P GSCI (Net, USD, Unhedged), were removed from the Index. As of December 31, 2015, the Index is composed 50% of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) and 50% of the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged), which returned 2.64% and 4.97%, respectively, during the Reporting Period. The S&P GSCI (Net, USD, Unhedged), which until December 31, 2015, comprised 20% of the Index, returned -13.69% during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted negative absolute returns that underperformed the Index on a relative basis. The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ a real assets investment strategy. Real assets are defined broadly by the Fund and include any assets that have physical properties or inflation sensitive characteristics, such as energy, real estate, infrastructure, commodities and inflation linked or floating rate fixed income securities. Inflation is a sustained increase in prices that erodes the purchasing power of money. Assets with inflation sensitive characteristics are assets that benefit from rising real cash flows in times of rising inflation.

In November and December 2015, the Fund (or its subsidiary) allocated capital to three Underlying Managers — PGIM Real Estate (formerly named Prudential Real Estate Investors), a business unit of PGIM, Inc. (“PRE”); RREEF America L.L.C. (“RREEF”) and Gresham Investment Management LLC (“Gresham”). These three Underlying Managers represented three asset classes across real assets as part of the Fund’s top-level strategy allocation — commodities (Gresham), global infrastructure (RREEF) and global real estate (PRE). We redeemed from Gresham, the commodities Underlying Manager, in January 2016, as commodities were removed from the Index on December 31, 2015. The decision to remove commodities from the Index was driven by the Fund’s long-term strategic asset allocation (“SAA”) investment process. While we have historically allocated strategically to commodities to serve as a hedge in our return-generating portfolios, high volatility and modest returns of the asset class, as well as the increased opportunity cost of holding commodities, diminished hedging properties and higher correlation to equities, drove the decision to remove the asset class. In May 2016, RARE Infrastructure was approved as an Underlying Manager by the Fund’s Board to manage an infrastructure value strategy, and in September 2016, Presima Inc. was approved as an Underlying Manager by the Fund’s Board to manage a global real estate securities concentrated strategy. However, neither of these Underlying Managers had been funded as of October 31, 2016.

Thus, as of October 31, 2016, the Fund allocated capital to two Underlying Managers representing two asset classes — real estate and global infrastructure. We maintain that commodities may be utilized for cycle-aware views in the future.

Of the three Underlying Managers with allocated capital during the Reporting Period overall, two generated negative absolute returns, and one posted positive absolute returns. On a relative basis, one of the Underlying Managers

17

PORTFOLIO RESULTS

outperformed their respective benchmark index and two underperformed their benchmark index during the Reporting Period.

Performance relative to the Index was driven by both strategic asset allocation, which reflects a longer-term perspective to diversify and invest across real assets, and manager selection. Strategic asset allocation detracted, heavily weighed down by residual exposure to commodities through mid-January 2016, when commodities were removed from the Fund’s allocation in line with long-term strategic views.

From a manager selection perspective, Fund underperformance relative to the Index was driven by PRE, the global real estate Underlying Manager, who underperformed the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) during the Reporting Period, followed by RREEF, the global infrastructure Underlying Manager, who underperformed the Dow Jones Brookfield Global Infrastructure Index during the Reporting Period.

Q	Which real assets asset classes most significantly affected Fund performance?

A	Gresham, the commodities Underlying Manager, posted negative absolute returns but modestly outperformed the S&P GSCI (Net, USD, Unhedged) from November 1, 2015 through the time of its removal from the Fund, due to a change in the Fund’s strategic asset allocation, on January 12, 2016. Gresham’s outperformance was driven by favorable curve positioning across a number of commodities, particularly West Texas Intermediate crude oil.

RREEF, the global infrastructure Underlying Manager, posted positive absolute returns but underperformed the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) during the Reporting Period due to stock selection and positioning within the energy infrastructure (gas distribution and pipelines), stock selection in diversified infrastructure and water, and stock selection in toll roads. Its defensive cash positioning detracted as well.

PRE, the global real estate Underlying Manager, posted negative absolute returns and underperformed the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) during the Reporting Period due to an underweight to and stock selection within Asia and due to stock selection within the U.S. Within Asia, the majority of PRE’s underperformance came from Japan, while within the U.S., stock selection within the office REIT sector was the biggest detractor. An overweight to and positive stock selection within the U.S. residential REIT sector offset some of these losses.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	Gresham used commodity futures to implement its strategy in November and December 2015, which materially detracted from the Fund’s performance before being redeemed from the Fund in January 2016.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	As mentioned earlier, commodities were removed from the Index as of December 31, 2015 and Gresham was redeemed from the Fund as of January 12, 2016.

At the beginning of the Reporting Period, the Fund’s assets were allocated 23% to commodities, 30% to global real estate and 46% to global infrastructure. As of October 31, 2016, the Fund’s assets were allocated 0% to commodities, 44% to global real estate and 54% to global infrastructure with the remainder in cash and cash equivalents.

Q	Were there any changes to the Fund’s management team during the Reporting Period?

A	Effective August 19, 2016, Jason Gottlieb was removed as a portfolio manager to the Fund, and Kent Clark and Yvonne Woo were added as portfolio managers, joining Neill Nuttall, Kate El-Hillow and Betsy Gorton.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views on the real assets complex as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth through investments related to real assets.

18

PORTFOLIO RESULTS

Index Definitions:

The S&P GSCI is a broad-based, production weighted index of global commodity market beta. The index consists of 24 commodity futures on physical commodities across five sectors: energy, agriculture, livestock, industrial metals, and precious metals. Each commodity in the index is weighted by world production, which is calculated as the average quantity produced over the last five years of available data.

The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide. The index incorporates REITs and Real Estate Holding & Development companies.

The Dow Jones Brookfield Global Infrastructure Index intends to measure the stock performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business.

19

FUND BASICS

Multi-Manager Real Assets Strategy Fund

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015– October 31, 2016	Fund Total Return (based on NAV)[1]	Multi-Manager Real Assets Strategy Composite Index[2]	FTSE EPRA/ NAREIT Developed Index (Net, USD, Unhedged)	Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)	S&P GSCI® (Net, USD, Unhedged)
Institutional	-2.14%	1.28%	2.64%	4.97%	-13.69%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Fund’s benchmark index is the Multi-Manager Real Assets Strategy Composite Index, which is composed of the FTSE EPRA/NAREIT Developed Index (50%) (Net, USD, Unhedged) and the Dow Jones Brookfield Global Infrastructure Index (50%) (Net, USD, Unhedged). Until December 31, 2015, the S&P GSCI® (Net, USD, Unhedged) comprised 20% of the Index (with each other index comprising 40% of the Index.). The index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/16	One Year	Since Inception	Inception Date
Institutional	5.97%	-2.06%	6/30/2015

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.90%	1.27%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN EQUITY HOLDINGS AS OF 10/31/16[5]
Holding	% of Net Assets	Line of Business
National Grid PLC	3.8%	Multi-Utilities
American Tower Corp.	2.8	Equity Real Estate Investment Trusts (REITs)
Crown Castle International Corp.	2.7	Equity Real Estate Investment Trusts (REITs)
Eversource Energy	2.3	Electric Utilities
Sempra Energy	2.2	Multi-Utilities
PG&E Corp.	2.1	Electric Utilities
Kinder Morgan, Inc.	2.1	Oil, Gas & Consumable Fuels
TransCanada Corp.	1.9	Oil, Gas & Consumable Fuels
Transurban Group	1.8	Transportation Infrastructure
Pembina Pipeline Corp.	1.7	Oil, Gas & Consumable Fuels

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

21

FUND BASICS

FUND COMPOSITION (%)[6]

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

22

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $1,000,000 investment made on June 30, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Multi-Manager Real Assets Strategy Composite Index, which is comprised of the FTSE EPRA/NAREIT Developed Index (50%) (Net, USD, Unhedged) and the Dow Jones Brookfield Global Infrastructure Index (50%) (Net, USD, Unhedged), is shown. Until December 31, 2015, the S&P GSCI® Commodity Index (Net, USD, Unhedged) comprised 20% of the Index (with each other index comprising 40% of the Index.). This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Underlying Managers’ decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Goldman Sachs Multi-Manager Real Asset Strategy Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from June 30, 2015 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Since Inception

Institutional (Commenced June 30, 2015)	-2.14%	-4.77%

23

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments

October 31, 2016

Shares	Description	Value

Common Stocks – 100.3%
Australia – 1.6%
35,600	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	$414,485
178,500	Asaleo Care Ltd. (Personal Products)	197,774
58,037	BlueScope Steel Ltd. (Metals & Mining)	344,312
79,015	Challenger Ltd. (Diversified Financial Services)	645,040
48,615	CSL Ltd. (Biotechnology)	3,709,595
94,376	Downer EDI Ltd. (Commercial Services & Supplies)	417,132
73,773	Independence Group NL (Metals & Mining)	240,220
139,764	Investa Office Fund (Equity Real Estate Investment Trusts (REITs))	450,167
209,193	Nine Entertainment Co. Holdings Ltd. (Media)	136,461
62,926	Northern Star Resources Ltd. (Metals & Mining)	203,530
192,800	Orora Ltd. (Containers & Packaging)	424,850
38,000	Pact Group Holdings Ltd. (Containers & Packaging)	189,428
195,100	Spotless Group Holdings Ltd. (Commercial Services & Supplies)	148,002
110,440	St. Barbara Ltd.* (Metals & Mining)	225,410
146,214	The Star Entertainment Grp Ltd. (Hotels, Restaurants & Leisure)	553,265
55,861	Treasury Wine Estates Ltd. (Beverages)	455,399
159,650	Westfield Corp. (Equity Real Estate Investment Trusts (REITs))	1,078,894

		9,833,964

Austria – 0.2%
20,198	BUWOG AG* (Real Estate Management & Development)	488,182
3,274	Lenzing AG (Chemicals)	426,432

		914,614

Belgium – 0.1%
15,617	Nyrstar NV* (Metals & Mining)	80,232
6,500	Ontex Group NV (Personal Products)	196,613

		276,845

Brazil – 0.8%
413,810	Ambev SA ADR (Beverages)	2,441,479
5,990	Banco Bradesco SA ADR (Banks)	62,356
3,200	Banco do Brasil SA (Banks)	29,363
4,100	BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros (Capital Markets)	24,148
2,400	BRF SA (Food Products)	40,128
12,000	CCR SA (Transportation Infrastructure)	65,226
3,300	Cia de Saneamento Basico do Estado de Sao Paulo ADR (Water Utilities)	34,716
3,200	Cia Hering (Specialty Retail)	19,408
71,460	Cielo SA (IT Services)	725,346
5,227	CPFL Energia SA (Electric Utilities)	39,661
8,300	Cyrela Brazil Realty SA Empreendimentos e Participacoes (Household Durables)	27,953

Common Stocks – (continued)
Brazil – (continued)
3,700	EDP – Energias do Brasil SA (Electric Utilities)	$17,793
2,300	Embraer SA ADR (Aerospace & Defense)	49,197
2,000	Engie Brasil Energia SA (Independent Power and Renewable Electricity Producers)	25,407
1,900	Equatorial Energia SA (Electric Utilities)	33,893
2,000	Fibria Celulose SA ADR (Paper & Forest Products)	15,960
3,100	Hypermarcas SA (Personal Products)	25,989
4,600	JBS SA (Food Products)	13,993
55,600	JSL SA (Road & Rail)	203,797
6,000	Klabin SA (Containers & Packaging)	30,921
12,100	Kroton Educacional SA (Diversified Consumer Services)	60,273
2,600	Localiza Rent a Car SA (Road & Rail)	32,280
4,300	Lojas Renner SA (Multiline Retail)	36,372
4,100	MRV Engenharia e Participacoes SA (Household Durables)	15,876
7,600	Odontoprev SA (Health Care Providers & Services)	28,571
19,789	Petroleo Brasileiro SA ADR* (Oil, Gas & Consumable Fuels)	230,938
6,400	Qualicorp SA (Health Care Providers & Services)	41,183
1,400	Raia Drogasil SA (Food & Staples Retailing)	31,079
9,800	Telefonica Brasil SA ADR (Diversified Telecommunication Services)	141,120
4,000	Tim Participacoes SA ADR (Wireless Telecommunication Services)	55,400
3,400	TOTVS SA (Software)	30,847
15,600	Ultrapar Participacoes SA (Oil, Gas & Consumable Fuels)	353,492
2,400	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA (Commercial Services & Supplies)	22,489
9,700	WEG SA (Machinery)	53,484

		5,060,138

British Virgin Islands* – 0.0%
4,600	Lenta Ltd. (Food & Staples Retailing)	33,320
300	Luxoft Holding, Inc. (IT Services)	15,900
2,550	Mail.Ru Group Ltd. GDR (Internet Software & Services)	41,743

		90,963

Cambodia – 0.0%
444,000	NagaCorp Ltd. (Hotels, Restaurants & Leisure)	273,911

Canada – 3.3%
20,500	Aecon Group, Inc. (Construction & Engineering)	265,019

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Canada – (continued)
35,300	Algonquin Power & Utilities Corp. (Independent Power and Renewable Electricity Producers)	$311,865
10,100	Allied Properties Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	271,532
36,692	Birchcliff Energy Ltd.* (Oil, Gas & Consumable Fuels)	233,616
41,270	Canadian Pacific Railway Ltd. (Road & Rail)	5,899,959
62,635	Cardinal Energy Ltd. (Oil, Gas & Consumable Fuels)	426,813
1,275	CCL Industries, Inc. Class B (Containers & Packaging)	226,749
2,352	Colliers International Group, Inc. (Real Estate Management & Development)	81,890
22,729	Computer Modelling Group Ltd. (Software)	168,099
5,600	Constellation Software, Inc. (Software)	2,623,395
46,000	Corus Entertainment, Inc. Class B (Media)	379,647
37,100	Crew Energy, Inc.* (Oil, Gas & Consumable Fuels)	182,278
19,800	Detour Gold Corp.* (Metals & Mining)	377,459
4,600	Dollarama, Inc. (Multiline Retail)	343,740
17,035	Element Fleet Management Corp. (Diversified Financial Services)	165,994
92,600	Encana Corp. (Oil, Gas & Consumable Fuels)	882,990
45,563	HudBay Minerals, Inc. (Metals & Mining)	191,927
9,700	Kinaxis, Inc.* (Software)	473,972
30,200	Kirkland Lake Gold, Inc.* (Metals & Mining)	209,394
228,308	Lundin Mining Corp.* (Metals & Mining)	893,623
21,400	Manulife Financial Corp. (Insurance)	309,999
18,300	Milestone Apartments Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	246,128
14,117	Mullen Group Ltd. (Energy Equipment & Services)	195,657
18,900	New Flyer Industries, Inc. (Machinery)	528,405
89,500	OceanaGold Corp. (Metals & Mining)	273,578
6,000	Open Text Corp. (Software)	372,534
42,179	Parex Resources, Inc.* (Oil, Gas & Consumable Fuels)	485,217
7,209	Pason Systems, Inc. (Energy Equipment & Services)	81,963
48,300	Pure Industrial Real Estate Trust (Equity Real Estate Investment Trusts (REITs))	193,733
48,400	Raging River Exploration, Inc.* (Oil, Gas & Consumable Fuels)	387,907
19,060	Ritchie Bros. Auctioneers, Inc. (Commercial Services & Supplies)	659,285

Common Stocks – (continued)
Canada – (continued)
16,400	Seven Generations Energy Ltd. Class A* (Oil, Gas & Consumable Fuels)	349,691
65,401	Spartan Energy Corp.* (Oil, Gas & Consumable Fuels)	152,129
158,800	Surge Energy, Inc. (Oil, Gas & Consumable Fuels)	324,396
53,087	TORC Oil & Gas Ltd. (Oil, Gas & Consumable Fuels)	300,403
90,854	Whitecap Resources, Inc. (Oil, Gas & Consumable Fuels)	726,128

		20,197,114

Chile – 0.2%
3,500	AntarChile SA (Industrial Conglomerates)	37,484
421,710	Banco de Chile (Banks)	50,194
529	Banco de Credito e Inversiones (Banks)	27,189
650,000	Banco Santander Chile (Banks)	36,376
25,900	Banmedica SA (Health Care Providers & Services)	54,316
13,982	Cencosud SA (Food & Staples Retailing)	45,581
2,500	Cia Cervecerias Unidas SA (Beverages)	26,852
83,230	Colbun SA (Independent Power and Renewable Electricity Producers)	18,160
27,172	Empresa Nacional de Electricidad SA (Independent Power and Renewable Electricity Producers)	18,744
7,000	Empresa Nacional de Telecomunicaciones SA* (Wireless Telecommunication Services)	75,067
24,443	Empresas CMPC SA (Paper & Forest Products)	52,948
12,577	Empresas COPEC SA (Oil, Gas & Consumable Fuels)	126,379
27,172	Endesa Americas SA (Independent Power and Renewable Electricity Producers)	12,644
3,200	Enersis Americas SA ADR (Electric Utilities)	27,744
3,200	Enersis Chile SA ADR (Electric Utilities)	15,904
2,470,000	Itau CorpBanca (Banks)	22,453
6,204	Latam Airlines Group SA* (Airlines)	59,546
12,000	Quinenco SA (Industrial Conglomerates)	29,393
17,220	SACI Falabella (Multiline Retail)	135,215
2,320	Sociedad Quimica y Minera de Chile SA ADR (Chemicals)	67,883
31,800	SONDA SA (IT Services)	65,721
13,500	Vina Concha y Toro SA (Beverages)	23,560

		1,029,353

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value

Common Stocks – (continued)
China – 4.5%
19,000	3SBio, Inc.*(a) (Biotechnology)	$18,961
6,122	Alibaba Group Holding Ltd. ADR* (Internet Software & Services)	622,546
92,000	Aluminum Corp. of China Ltd. Class H* (Metals & Mining)	34,171
11,000	Anhui Conch Cement Co. Ltd. Class H (Construction Materials)	30,403
14,496	Baidu, Inc. ADR* (Internet Software & Services)	2,563,763
71,000	Bank of China Ltd. Class H (Banks)	31,816
37,000	Bank of Communications Co. Ltd. Class H (Banks)	28,123
79,000	BBMG Corp. Class H (Construction Materials)	28,834
4,500	Beijing Enterprises Holdings Ltd. (Industrial Conglomerates)	22,490
40,000	Beijing Enterprises Water Group Ltd.* (Water Utilities)	28,934
37,000	Belle International Holdings Ltd. (Textiles, Apparel & Luxury Goods)	22,344
336,000	Brilliance China Automotive Holdings Ltd. (Automobiles)	399,674
5,000	Byd Co. Ltd. Class H* (Automobiles)	32,917
85,000	CGN Power Co. Ltd. Class H(a) (Independent Power and Renewable Electricity Producers)	24,816
200	China Biologic Products, Inc.* (Biotechnology)	23,622
26,000	China Communications Construction Co. Ltd. Class H (Construction & Engineering)	28,549
12,000	China Conch Venture Holdings Ltd. (Machinery)	22,402
456,000	China Construction Bank Corp. Class H (Banks)	332,993
18,000	China Everbright International Ltd. (Commercial Services & Supplies)	21,518
21,000	China Hongqiao Group Ltd. (Metals & Mining)	18,765
67,000	China Huishan Dairy Holdings Co. Ltd. (Food Products)	24,869
8,000	China Life Insurance Co. Ltd. Class H (Insurance)	19,806
34,000	China Longyuan Power Group Corp. Ltd. Class H (Independent Power and Renewable Electricity Producers)	25,923
19,000	China Medical System Holdings Ltd. (Pharmaceuticals)	29,670
20,000	China Mengniu Dairy Co. Ltd. (Food Products)	37,780
11,000	China Merchants Bank Co. Ltd. Class H (Banks)	26,749
319,264	China Merchants Holdings International Co. Ltd. (Transportation Infrastructure)	825,433
344,000	China Mobile Ltd. (Wireless Telecommunication Services)	3,940,999

Common Stocks – (continued)
China – (continued)
38,709	China Mobile Ltd. ADR (Wireless Telecommunication Services)	2,223,058
54,000	China National Building Material Co. Ltd. Class H (Construction Materials)	24,642
8,000	China Overseas Land & Investment Ltd. (Real Estate Management & Development)	24,559
103,600	China Pacific Insurance Group Co. Ltd. Class H (Insurance)	373,518
104,000	China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	75,213
48,000	China Power International Development Ltd. (Independent Power and Renewable Electricity Producers)	17,455
18,000	China Railway Construction Corp. Ltd. Class H (Construction & Engineering)	22,500
34,000	China Railway Group Ltd. Class H (Construction & Engineering)	26,209
14,000	China Resources Beer Holdings Co. Ltd.* (Beverages)	29,751
10,000	China Resources Gas Group Ltd. (Gas Utilities)	31,356
16,000	China Resources Power Holdings Co. Ltd. (Independent Power and Renewable Electricity Producers)	27,110
20,000	China Shenhua Energy Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	41,464
14,000	China State Construction International Holdings Ltd. (Construction & Engineering)	20,424
56,000	China Telecom Corp. Ltd. Class H (Diversified Telecommunication Services)	28,872
22,000	China Unicom Hong Kong Ltd. (Diversified Telecommunication Services)	25,828
25,000	CITIC Ltd. (Industrial Conglomerates)	35,874
229,500	CITIC Securities Co. Ltd. Class H (Capital Markets)	507,555
1,926,000	CNOOC Ltd. (Oil, Gas & Consumable Fuels)	2,423,436
23,000	CRRC Corp. Ltd. Class H (Machinery)	20,825
24,000	CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)	24,850
81,854	Ctrip.com International Ltd. ADR* (Internet & Direct Marketing Retail)	3,613,854
18,000	Dongfeng Motor Group Co. Ltd. Class H (Automobiles)	18,761
21,000	Great Wall Motor Co. Ltd. Class H (Automobiles)	20,495
24,000	Guangdong Investment Ltd. (Water Utilities)	36,186

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
36,500	Hengan International Group Co. Ltd. (Personal Products)	$289,982
34,000	Huaneng Power International Inc. Class H (Independent Power and Renewable Electricity Producers)	20,899
90,000	Huaneng Renewables Corp. Ltd. Class H (Independent Power and Renewable Electricity Producers)	30,157
503,000	Industrial and Commercial Bank of China Ltd. Class H (Banks)	301,920
25,254	JD.com, Inc. ADR* (Internet & Direct Marketing Retail)	655,341
23,000	Jiangxi Copper Co. Ltd. Class H (Metals & Mining)	27,151
30,000	Kunlun Energy Co. Ltd. (Oil, Gas & Consumable Fuels)	22,604
502,000	Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)	321,573
26,000	Luye Pharma Group Ltd. (Pharmaceuticals)	17,476
70	NetEase, Inc. ADR (Internet Software & Services)	17,989
800	New Oriental Education & Technology Group, Inc. ADR* (Diversified Consumer Services)	40,104
106,000	PetroChina Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	72,529
140,500	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	739,524
6,200	Qinqin Foodstuffs Group Cayman Co. Ltd.* (Food Products)	2,138
300,000	Shandong Weigao Group Medical Polymer Co. Ltd. Class H (Health Care Equipment & Supplies)	195,314
9,000	Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H (Pharmaceuticals)	27,637
462,000	Shanghai Jin Jiang International Hotels Group Co. Ltd. Class H (Hotels, Restaurants & Leisure)	134,967
7,300	Shanghai Pharmaceuticals Holding Co. Ltd. Class H (Health Care Providers & Services)	18,785
5,000	Shenzhou International Group Holdings Ltd. (Textiles, Apparel & Luxury Goods)	33,118
72,000	Sinopec Shanghai Petrochemical Co. Ltd. Class H (Chemicals)	36,702
11,200	Sinopharm Group Co. Ltd. Class H (Health Care Providers & Services)	54,387
186,275	Tencent Holdings Ltd. (Internet Software & Services)	4,936,720
18,000	Tingyi Cayman Islands Holding Corp. (Food Products)	19,404
6,000	Tsingtao Brewery Co. Ltd. Class H (Beverages)	23,936

Common Stocks – (continued)
China – (continued)
1,500	Vipshop Holdings Ltd. ADR* (Internet & Direct Marketing Retail)	20,505
52,000	Want Want China Holdings Ltd. (Food Products)	31,656
4,000	Zhuzhou CRRC Times Electric Co. Ltd. (Electrical Equipment)	19,341
102,000	Zijin Mining Group Co. Ltd. Class H (Metals & Mining)	32,417

		27,106,941

Colombia – 0.1%
6,452	Almacenes Exito SA (Food & Staples Retailing)	32,187
3,315	Bancolombia SA (Banks)	29,216
1,300	Bancolombia SA ADR (Banks)	49,764
3,184	Cementos Argos SA (Construction Materials)	12,601
6,900	Ecopetrol SA ADR* (Oil, Gas & Consumable Fuels)	59,961
48,898	Empresa de Energia de Bogota SA ESP (Gas Utilities)	30,899
71,482	Empresa de Telecomunicaciones de Bogota (Diversified Telecommunication Services)	14,003
5,718	Grupo Argos SA (Construction Materials)	37,083
2,765	Grupo de Inversiones Suramericana SA (Diversified Financial Services)	35,662
4,049	Grupo Nutresa SA (Food Products)	33,908
11,857	Interconexion Electrica SA ESP (Electric Utilities)	39,395

		374,679

Czech Republic – 0.0%
5,267	CEZ AS (Electric Utilities)	99,342
2,305	Komercni banka AS (Banks)	84,340

		183,682

Denmark – 1.7%
1,750	ALK-Abello A/S (Pharmaceuticals)	236,748
38,161	Chr Hansen Holding A/S (Chemicals)	2,285,381
37,843	Coloplast A/S Class B (Health Care Equipment & Supplies)	2,636,244
68,050	Novo Nordisk A/S ADR (Pharmaceuticals)	2,418,497
58,595	Novozymes A/S (Chemicals)	2,173,687
10,116	Royal Unibrew A/S (Beverages)	473,241

		10,223,798

Finland – 0.2%
4,892	Cargotec Oyj Class B (Machinery)	200,622
16,800	Cramo OYJ (Trading Companies & Distributors)	440,307
18,736	Sanoma Oyj (Media)	175,202
44,605	Sponda OYJ (Real Estate Management & Development)	211,180

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value

Common Stocks – (continued)
Finland – (continued)
9,592	Tieto OYJ (IT Services)	$263,132

		1,290,443

France – 4.8%
4,955	Alten SA (IT Services)	354,031
58,400	Altran Technologies SA* (IT Services)	833,278
29,887	BNP Paribas SA (Banks)	1,732,946
7,736	Eiffage SA (Construction & Engineering)	572,731
29,300	Elior Group(a) (Hotels, Restaurants & Leisure)	658,206
152,990	Engie SA (Multi-Utilities)	2,206,379
20,500	Essilor International SA (Health Care Equipment & Supplies)	2,303,655
2,031	Eurofins Scientific SE (Life Sciences Tools & Services)	922,980
5,081	Hermes International (Textiles, Apparel & Luxury Goods)	2,058,341
5,300	IPSOS (Media)	173,101
18,161	Legrand SA (Electrical Equipment)	1,026,039
14,026	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	2,553,589
8,089	Nexans SA* (Electrical Equipment)	459,797
12,800	Nexity SA* (Real Estate Management & Development)	642,669
5,898	Orpea (Health Care Providers & Services)	490,879
10,119	Plastic Omnium SA (Auto Components)	329,977
8,265	Rubis SCA (Gas Utilities)	753,695
25,832	Sanofi (Pharmaceuticals)	2,010,215
48,118	Schneider Electric SE (Electrical Equipment)	3,235,939
12,555	SCOR SE (Insurance)	406,576
5,100	Sopra Steria Group (IT Services)	518,841
5,885	Technip SA (Energy Equipment & Services)	390,587
7,276	Teleperformance (Professional Services)	768,765
70,891	TOTAL SA (Oil, Gas & Consumable Fuels)	3,396,026

		28,799,242

Germany – 2.6%
15,398	Aareal Bank AG (Thrifts & Mortgage Finance)	556,948
12,371	adidas AG (Textiles, Apparel & Luxury Goods)	2,032,481
3,374	ADVA Optical Networking SE* (Communications Equipment)	26,887
6,058	AURELIUS Equity Opportunities SE & Co. KGaA (Capital Markets)	361,707
20,318	BASF SE (Chemicals)	1,793,632
2,148	Bechtle AG (IT Services)	225,907
1,520	Bertrandt AG (Professional Services)	161,668
6,790	Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	244,421

Common Stocks – (continued)
Germany – (continued)
4,598	Gerresheimer AG (Life Sciences Tools & Services)	346,827
19,426	KION Group AG (Machinery)	1,173,724
8,752	Linde AG (Chemicals)	1,445,538
3,700	MorphoSys AG* (Life Sciences Tools & Services)	164,306
4,900	ProSiebenSat.1 Media SE (Media)	211,181
8,065	Rheinmetall AG (Industrial Conglomerates)	559,855
24,876	SAP SE (Software)	2,191,561
45,044	SAP SE ADR (Software)	3,956,665
5,000	Stroeer SE & Co. KGaA (Media)	228,754
13,536	TLG Immobilien AG (Real Estate Management & Development)	283,787

		15,965,849

Greece – 0.1%
2,925	Aegean Airlines SA (Airlines)	18,843
2,500	Aegean Marine Petroleum Network, Inc. (Oil, Gas & Consumable Fuels)	21,500
8,434	Alpha Bank AE* (Banks)	14,421
2,300	Costamare, Inc. (Marine)	14,950
6,000	Diana Shipping, Inc.* (Marine)	15,000
2,588	Grivalia Properties REIC AE (Equity Real Estate Investment Trusts (REITs))	19,939
4,471	Hellenic Exchanges – Athens Stock Exchange SA (Capital Markets)	22,075
7,163	Hellenic Telecommunications Organization SA (Diversified Telecommunication Services)	65,686
2,923	JUMBO SA (Specialty Retail)	41,537
2,047	Motor Oil Hellas Corinth Refineries SA (Oil, Gas & Consumable Fuels)	24,511
5,313	Mytilineos Holdings SA* (Industrial Conglomerates)	30,318
6,090	OPAP SA (Hotels, Restaurants & Leisure)	51,942
16,027	Public Power Corp. SA* (Electric Utilities)	52,361
2,744	Titan Cement Co. SA (Construction Materials)	63,735
3,100	Tsakos Energy Navigation Ltd. (Oil, Gas & Consumable Fuels)	13,950

		470,768

Hong Kong – 0.3%
18,000	China Gas Holdings Ltd. (Gas Utilities)	27,398
344,000	Dawnrays Pharmaceutical Holdings Ltd. (Pharmaceuticals)	205,479
22,000	Lee & Man Paper Manufacturing Ltd. (Paper & Forest Products)	16,530
526,400	Man Wah Holdings Ltd. (Household Durables)	349,369
25,000	Nine Dragons Paper Holdings Ltd. (Paper & Forest Products)	20,325

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)
122,800	Sands China Ltd. (Hotels, Restaurants & Leisure)	$532,922
40,000	Sino Biopharmaceutical Ltd (Pharmaceuticals)	27,958
34,500	Sun Art Retail Group Ltd. (Food & Staples Retailing)	24,301
55,000	WH Group Ltd.(a) (Food Products)	44,544
438,000	Xinyi Glass Holdings Ltd.* (Auto Components)	376,609

		1,625,435

Hungary – 0.0%
15,273	Magyar Telekom Telecommunications PLC (Diversified Telecommunication Services)	25,252
1,110	MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	71,196
2,571	OTP Bank PLC (Banks)	72,050
3,485	Richter Gedeon Nyrt (Pharmaceuticals)	74,813

		243,311

India – 1.5%
7,018	Adani Ports & Special Economic Zone Ltd. (Transportation Infrastructure)	32,120
8,672	Ambuja Cements Ltd. (Construction Materials)	31,213
19,130	Ashok Leyland Ltd. (Machinery)	26,191
2,469	Asian Paints Ltd. (Chemicals)	39,773
2,041	Aurobindo Pharma Ltd. (Pharmaceuticals)	25,008
4,143	Axis Bank Ltd. (Banks)	30,306
373	Bajaj Auto Ltd. (Automobiles)	15,825
10,089	Bharat Heavy Electricals Ltd. (Electrical Equipment)	21,017
20,816	Bharti Airtel Ltd (Wireless Telecommunication Services)	99,407
8,610	Bharti Infratel Ltd. (Diversified Telecommunication Services)	44,846
45	Bosch Ltd. (Auto Components)	14,765
2,623	Cipla Ltd. (Pharmaceuticals)	22,750
48,224	Cipla Ltd. GDR (Pharmaceuticals)	418,268
6,313	Coal India Ltd. (Oil, Gas & Consumable Fuels)	30,793
753	Container Corp. of India Ltd. (Road & Rail)	15,492
6,148	Dabur India Ltd. (Personal Products)	26,902
14,550	Dr. Reddy’s Laboratories Ltd. ADR (Pharmaceuticals)	717,170
107	Eicher Motors Ltd. (Machinery)	38,501
5,337	GAIL India Ltd. (Gas Utilities)	34,514
1,947	Glenmark Pharmaceuticals Ltd. (Pharmaceuticals)	27,261
1,279	Godrej Consumer Products Ltd. (Personal Products)	30,722
1,974	HCL Technologies Ltd. (IT Services)	22,702
58,993	HDFC Bank Ltd. ADR (Banks)	4,175,525

Common Stocks – (continued)
India – (continued)
653	Hero MotoCorp Ltd. (Automobiles)	32,776
4,223	Hindustan Unilever Ltd. (Household Products)	53,078
2,532	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	52,291
20,439	ICICI Bank Ltd. ADR (Banks)	169,439
19,272	Idea Cellular Ltd. (Wireless Telecommunication Services)	22,187
3,920	Indian Oil Corp. Ltd. (Oil, Gas & Consumable Fuels)	19,024
61,232	Infosys Ltd. ADR (IT Services)	934,400
17,034	ITC Ltd. (Tobacco)	61,678
652	JSW Steel Ltd. (Metals & Mining)	16,203
2,616	Kotak Mahindra Bank Ltd. (Banks)	32,131
1,691	Larsen & Toubro Ltd. (Construction & Engineering)	37,394
1,064	Lupin Ltd. (Pharmaceuticals)	24,199
1,313	Mahindra & Mahindra Ltd. (Automobiles)	25,907
491	Maruti Suzuki India Ltd. (Automobiles)	43,405
29,291	NTPC Ltd. (Independent Power and Renewable Electricity Producers)	66,274
8,997	Oil & Natural Gas Corp. Ltd. (Oil, Gas & Consumable Fuels)	38,894
16,712	Power Grid Corp. of India Ltd. (Electric Utilities)	43,829
6,875	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	108,199
3,486	Reliance Infrastructure Ltd. (Electric Utilities)	28,319
66	Shree Cement Ltd. (Construction Materials)	16,697
1,445	Siemens Ltd. (Industrial Conglomerates)	25,705
7,679	State Bank of India (Banks)	29,664
4,829	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals)	54,138
1,352	Tata Consultancy Services Ltd. (IT Services)	48,415
95,091	Tata Global Beverages Ltd. GDR (Food Products)	198,638
17,023	Tata Motors Ltd. ADR (Automobiles)	670,876
13,736	Tata Power Co. Ltd. (Electric Utilities)	16,073
625	UltraTech Cement Ltd. (Construction Materials)	37,129
555	United Spirits Ltd.* (Beverages)	18,845
2,089	UPL Ltd. (Chemicals)	21,810
6,616	Vedanta Ltd. (Metals & Mining)	20,142
3,001	Wipro Ltd. (IT Services)	20,937
2,154	Zee Entertainment Enterprises Ltd. (Media)	16,727

		8,946,494

Indonesia – 0.4%
440,600	Adaro Energy Tbk PT (Oil, Gas & Consumable Fuels)	53,489

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value

Common Stocks – (continued)
Indonesia – (continued)
52,200	AKR Corporindo Tbk PT (Trading Companies & Distributors)	$28,336
135,600	Astra International Tbk PT (Automobiles)	85,551
41,000	Bank Central Asia Tbk PT (Banks)	48,747
3,821	Bank CIMB Niaga Tbk PT* (Banks)	280
566,900	Bank Mandiri Persero Tbk PT (Banks)	499,353
209,200	Bank Negara Indonesia Persero Tbk PT (Banks)	89,310
622,600	Bank Rakyat Indonesia Persero Tbk PT (Banks)	581,365
54,000	Charoen Pokphand Indonesia Tbk PT (Food Products)	15,282
7,100	Gudang Garam Tbk PT (Tobacco)	36,941
2,855,000	Hanson International Tbk PT* (Real Estate Management & Development)	30,600
28,600	Indocement Tunggal Prakarsa Tbk PT (Construction Materials)	36,010
72,000	Indofood Sukses Makmur Tbk PT (Food Products)	46,813
36,900	Jasa Marga Persero Tbk PT (Transportation Infrastructure)	12,800
618,200	Kalbe Farma Tbk PT (Pharmaceuticals)	82,375
28,700	Matahari Department Store Tbk PT (Multiline Retail)	39,579
157,500	Mitra Keluarga Karyasehat Tbk PT (Health Care Providers & Services)	33,553
94,500	Pembangunan Perumahan Persero Tbk PT (Construction & Engineering)	29,804
305,700	Perusahaan Gas Negara Persero Tbk (Gas Utilities)	59,880
161,200	Semen Indonesia Persero Tbk PT (Construction Materials)	121,506
940,300	Sugih Energy Tbk PT* (Oil, Gas & Consumable Fuels)	8,215
28,500	Tambang Batubara Bukit Asam Persero Tbk PT (Oil, Gas & Consumable Fuels)	26,005
1,697,100	Telekomunikasi Indonesia Persero Tbk PT (Diversified Telecommunication Services)	547,949
46,100	Tower Bersama Infrastructure Tbk PT (Wireless Telecommunication Services)	21,104
7,600	Unilever Indonesia Tbk PT (Household Products)	25,899
34,400	United Tractors Tbk PT (Oil, Gas & Consumable Fuels)	56,906

		2,617,652

Ireland – 1.2%
23,698	Accenture PLC Class A (IT Services)	2,754,655
6,008	DCC PLC (Industrial Conglomerates)	488,808
3,445	Global Indemnity PLC* (Insurance)	103,488

Common Stocks – (continued)
Ireland – (continued)
192,968	Hibernia REIT PLC (Equity Real Estate Investment Trusts (REITs))	271,779
28,084	ICON PLC* (Life Sciences Tools & Services)	2,254,584
3,400	Kingspan Group PLC (Building Products)	83,231
14,156	Smurfit Kappa Group PLC (Containers & Packaging)	310,615
98,674	UDG Healthcare PLC (Health Care Providers & Services)	788,577

		7,055,737

Israel – 0.3%
231,671	Israel Discount Bank Class A* (Banks)	425,494
15,628	Orbotech Ltd.* (Electronic Equipment, Instruments & Components)	428,207
35,138	Plus500 Ltd. (Diversified Financial Services)	266,010
14,920	Tower Semiconductor Ltd.* (Semiconductors & Semiconductor Equipment)	232,006
6,579	Wix.com Ltd.* (Internet Software & Services)	263,160

		1,614,877

Italy – 0.9%
57,357	Amplifon SpA (Health Care Providers & Services)	606,049
32,400	Azimut Holding SpA (Capital Markets)	520,069
10,700	Banca Generali SpA (Capital Markets)	237,932
27,872	Banca Mediolanum SpA (Diversified Financial Services)	192,709
24,167	Banca Popolare dell’Emilia Romagna SC (Banks)	113,562
56,200	Banco Popolare SC (Banks)	162,210
31,197	Buzzi Unicem SpA (Construction Materials)	606,710
4,690	DiaSorin SpA (Health Care Equipment & Supplies)	288,236
313,504	Hera SpA (Multi-Utilities)	801,333
76,326	Infrastrutture Wireless Italiane SpA(a) (Diversified Telecommunication Services)	360,830
199,082	Iren SpA (Multi-Utilities)	357,243
22,749	Moncler SpA (Textiles, Apparel & Luxury Goods)	378,724
28,400	RAI Way SpA(a) (Media)	111,126
19,267	Recordati SpA (Pharmaceuticals)	544,849
29,020	Societa Iniziative Autostradali e Servizi SpA (Transportation Infrastructure)	271,785

		5,553,367

Japan – 9.4%
14,000	Air Water, Inc. (Chemicals)	261,940
11,600	Alps Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	278,257

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
9,100	Amano Corp. (Electronic Equipment, Instruments & Components)	$169,310
21,200	Asahi Group Holdings Ltd. (Beverages)	756,224
5,600	Asahi Holdings, Inc. (Metals & Mining)	100,851
104,130	Ashikaga Holdings Co. Ltd. (Banks)	370,573
37,000	Calsonic Kansei Corp. (Auto Components)	463,706
21,600	Century Tokyo Leasing Corp. (Diversified Financial Services)	761,115
13,600	Coca-Cola West Holdings Co. Ltd. (Beverages)	401,944
27,100	Daifuku Co. Ltd. (Machinery)	489,665
7,000	Daiichikosho Co. Ltd. (Media)	304,304
69,000	Denka Co. Ltd (Chemicals)	313,024
12,700	DIC Corp. (Chemicals)	384,706
8,600	Doutor Nichires Holdings Co. Ltd. (Hotels, Restaurants & Leisure)	172,135
17,100	DTS Corp. (IT Services)	378,834
37,800	East Japan Railway Co. (Road & Rail)	3,327,475
17,400	Ebara Corp. (Machinery)	516,553
4,800	en-japan, Inc. (Professional Services)	92,487
6,600	Ezaki Glico Co. Ltd. (Food Products)	375,183
85,000	Fujikura Ltd. (Electrical Equipment)	499,418
17,600	GMO internet, Inc. (Internet Software & Services)	234,948
61,000	Gunze Ltd. (Textiles, Apparel & Luxury Goods)	204,743
45,200	Haseko Corp. (Household Durables)	439,878
32,300	Hazama Ando Corp. (Construction & Engineering)	208,222
12,000	HIS Co. Ltd. (Hotels, Restaurants & Leisure)	327,515
8,300	Hitachi High-Technologies Corp. (Electronic Equipment, Instruments & Components)	346,160
18,900	Hitachi Kokusai Electric, Inc. (Communications Equipment)	377,509
621,000	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	3,310,484
105,800	Ichigo, Inc. (Real Estate Management & Development)	458,706
78,700	Japan Airlines Co. Ltd. (Airlines)	2,322,578
506	Japan Hotel REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	341,383
24,700	K’s Holdings Corp. (Specialty Retail)	427,457
12,800	Kaken Pharmaceutical Co. Ltd. (Pharmaceuticals)	806,046
17,800	Kanamoto Co. Ltd. (Trading Companies & Distributors)	427,639
14,900	Kansai Paint Co. Ltd. (Chemicals)	320,202
117,800	KDDI Corp. (Wireless Telecommunication Services)	3,580,314
4,500	Keyence Corp. (Electronic Equipment, Instruments & Components)	3,298,911

Common Stocks – (continued)
Japan – (continued)
41,500	Kinden Corp. (Construction & Engineering)	499,789
90,700	Komatsu Ltd. (Machinery)	2,018,901
15,200	Kyudenko Corp. (Construction & Engineering)	489,694
57,200	Leopalace21 Corp. (Real Estate Management & Development)	371,902
41,000	Lion Corp. (Household Products)	670,555
45,000	Maeda Corp. (Construction & Engineering)	416,900
5,600	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	288,502
85	MCUBS MidCity Investment Corp. (Equity Real Estate Investment Trusts (REITs))	276,399
12,800	Megmilk Snow Brand Co. Ltd. (Food Products)	445,284
23,700	MISUMI Group, Inc. (Trading Companies & Distributors)	432,239
52,000	Nachi-Fujikoshi Corp. (Machinery)	197,216
17,600	Nexon Co. Ltd. (Software)	299,605
29,000	Nichias Corp. (Building Products)	258,025
16,400	Nichiha Corp. (Building Products)	405,050
16,600	Nichirei Corp. (Food Products)	362,986
8,100	Nifco, Inc. (Auto Components)	466,493
69,700	Nikon Corp. (Household Durables)	1,053,370
7,000	Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	355,339
6,100	Nishio Rent All Co. Ltd. (Trading Companies & Distributors)	184,184
9,500	Obic Co. Ltd. (IT Services)	493,510
18,600	Okamura, Corp. (Commercial Services & Supplies)	182,482
171	Orix JREIT, Inc. (Equity Real Estate Investment Trusts (REITs))	292,925
41,000	Osaki Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	393,503
13,100	Paltac Corp. (Distributors)	321,475
4,200	Pola Orbis Holdings, Inc. (Personal Products)	349,479
101,000	Sankyu, Inc. (Road & Rail)	594,764
7,400	Sanyo Chemical Industries Ltd. (Chemicals)	334,590
5,800	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals)	374,809
12,100	SCSK Corp. (IT Services)	451,365
35,100	Seino Holdings Co. Ltd. (Road & Rail)	388,932
2,400	Shimamura Co. Ltd. (Specialty Retail)	307,235
30,000	Skylark Co. Ltd. (Hotels, Restaurants & Leisure)	421,847
7,400	St Marc Holdings Co. Ltd. (Hotels, Restaurants & Leisure)	207,693
7,400	Starts Corp., Inc. (Household Durables)	137,242
69,400	Sumitomo Mitsui Financial Group, Inc. (Banks)	2,406,213

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
7,600	Sundrug Co. Ltd. (Food & Staples Retailing)	$597,831
17,200	Suruga Bank Ltd. (Banks)	419,902
32,400	Sysmex Corp. (Health Care Equipment & Supplies)	2,245,387
10,300	TechnoPro Holdings, Inc. (Professional Services)	352,822
23,500	Temp Holdings Co. Ltd. (Professional Services)	398,553
2,000	Tenma Corp. (Chemicals)	34,641
106,000	The 77 Bank Ltd. (Banks)	478,834
12,200	TIS, Inc. (IT Services)	276,067
72,000	Toda Corp. (Construction & Engineering)	390,244
10,000	Tokyo Ohka Kogyo Co. Ltd. (Chemicals)	355,076
8,400	Toridoll Holdings Corp. (Hotels, Restaurants & Leisure)	194,614
13,100	Toshiba Plant Systems & Services Corp. (Construction & Engineering)	211,229
3,300	Tosho Co. Ltd. (Hotels, Restaurants & Leisure)	142,873
94,000	Tosoh Corp. (Chemicals)	613,867
2,300	Towa Corp. (Semiconductors & Semiconductor Equipment)	26,467
14,700	Toyo Tire & Rubber Co. Ltd. (Auto Components)	228,002
4,800	Trusco Nakayama Corp. (Trading Companies & Distributors)	248,166
19,600	TS Tech Co. Ltd. (Auto Components)	525,509
53,000	Tsubakimoto Chain Co. (Machinery)	419,838
3,000	Tsuruha Holdings, Inc. (Food & Staples Retailing)	346,149
17,100	Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	539,915
21,900	Unipres Corp. (Auto Components)	422,635
19,000	Valor Holdings Co. Ltd. (Food & Staples Retailing)	538,924
74,900	Yamada Denki Co. Ltd. (Specialty Retail)	387,157
26,000	Yokogawa Bridge Holdings Corp. (Construction & Engineering)	285,652
22,000	Zenkoku Hosho Co. Ltd. (Diversified Financial Services)	945,886
20,100	Zojirushi Corp. (Household Durables)	277,121

		56,904,257

Luxembourg – 0.2%
9,039	APERAM SA (Metals & Mining)	411,083
125,079	ArcelorMittal* (Metals & Mining)	845,154
1,209	Pegas Nonwovens SA (Textiles, Apparel & Luxury Goods)	38,795

		1,295,032

Malaysia – 0.3%
303,200	Astro Malaysia Holdings Bhd (Media)	206,029

Common Stocks – (continued)
Malaysia – (continued)
26,100	Axiata Group Bhd (Wireless Telecommunication Services)	30,600
1,500	British American Tobacco Malaysia Bhd (Tobacco)	17,707
105,400	Bumi Armada Bhd* (Energy Equipment & Services)	17,673
198,000	CIMB Group Holdings Bhd (Banks)	237,198
26,200	DiGi.Com Bhd (Wireless Telecommunication Services)	31,415
96,800	Genting Bhd (Hotels, Restaurants & Leisure)	180,889
33,100	Genting Malaysia Bhd (Hotels, Restaurants & Leisure)	37,565
17,900	Globetronics Technology Bhd (Semiconductors & Semiconductor Equipment)	15,568
16,600	Hartalega Holdings Bhd (Health Care Equipment & Supplies)	19,390
33,300	IHH Healthcare Bhd (Health Care Providers & Services)	50,803
33,300	IJM Corp. Bhd (Construction & Engineering)	26,204
32,600	IOI Corp. Bhd (Food Products)	34,942
4,700	Kuala Lumpur Kepong Bhd (Food Products)	26,834
12,200	Lafarge Malaysia Bhd (Construction Materials)	23,557
89,200	Malayan Banking Bhd (Banks)	167,948
13,800	MISC Bhd (Marine)	24,738
39,200	My EG Services Bhd (IT Services)	22,759
42,800	Petronas Chemicals Group Bhd (Chemicals)	71,418
7,000	Petronas Dagangan Bhd (Oil, Gas & Consumable Fuels)	38,980
4,100	Petronas Gas Bhd (Gas Utilities)	21,502
4,100	PPB Group Bhd (Food Products)	15,755
7,800	Public Bank Bhd (Banks)	36,927
11,500	RHB Bank Bhd (Banks)	13,242
65,500	SapuraKencana Petroleum Bhd* (Energy Equipment & Services)	25,185
22,000	Sime Darby Bhd (Industrial Conglomerates)	42,963
17,100	Telekom Malaysia Bhd (Diversified Telecommunication Services)	26,659
17,300	Tenaga Nasional Berhad (Electric Utilities)	59,138
15,800	Top Glove, Corp. Bhd (Health Care Equipment & Supplies)	18,631
45,700	Unisem M Bhd (Semiconductors & Semiconductor Equipment)	27,746

		1,569,965

Mexico – 0.9%
53,200	Alfa SAB de CV Class A (Industrial Conglomerates)	80,668

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Mexico – (continued)
7,900	Alsea SAB de CV (Hotels, Restaurants & Leisure)	$29,483
48,097	America Movil SAB de CV ADR Class L (Wireless Telecommunication Services)	631,995
14,976	Cemex SA de CV ADR* (Construction Materials)	129,992
576,332	Cemex SAB de CV* (Construction Materials)	498,851
400	Coca-Cola Femsa SAB de CV ADR (Beverages)	30,004
11,900	Concentradora Fibra Danhos SA de CV Class S (Equity Real Estate Investment Trusts (REITs))	21,790
2,700	El Puerto de Liverpool SAB de CV Series C1 (Multiline Retail)	28,301
21,000	Fibra Uno Administracion SA de CV (Equity Real Estate Investment Trusts (REITs))	40,076
1,200	Fomento Economico Mexicano SA de CV ADR (Beverages)	114,804
27,000	Fomento Economico Mexicano SAB de CV (Beverages)	258,986
37,600	Genomma Lab Internacional SAB de CV Class B* (Pharmaceuticals)	44,978
13,200	Gentera SAB de CV (Consumer Finance)	26,049
1,800	Gruma SAB de CV Class B (Food Products)	24,975
6,000	Grupo Aeroportuario del Pacifico SAB de CV Class B (Transportation Infrastructure)	57,994
3,645	Grupo Aeroportuario del Sureste SAB de CV Class B (Transportation Infrastructure)	57,976
100,200	Grupo Bimbo SAB de CV Series A (Food Products)	269,890
7,900	Grupo Carso SAB de CV Series A1 (Industrial Conglomerates)	34,482
24,900	Grupo Financiero Banorte SA de CV Class O (Banks)	146,639
19,600	Grupo Financiero Inbursa SAB de CV Class O (Banks)	31,804
157,900	Grupo Financiero Santander Mexico SAB de CV Class B (Banks)	285,792
46,500	Grupo Mexico SAB de CV Series B (Metals & Mining)	114,571
25,654	Grupo Televisa SAB ADR (Media)	629,293
2,330	Industrias Penoles SAB de CV (Metals & Mining)	56,508
8,500	Infraestructura Energetica Nova SAB de CV (Gas Utilities)	37,632
10,600	Kimberly-Clark de Mexico SAB de CV Class A (Household Products)	22,859
6,100	Megacable Holdings SAB de CV (Media)	22,178

Common Stocks – (continued)
Mexico – (continued)
17,700	Mexichem SAB de CV (Chemicals)	42,328
33,600	Nemak SAB de CV(a) (Auto Components)	34,878
12,600	PLA Administradora Industrial S de RL de CV* (Equity Real Estate Investment Trusts (REITs))	20,879
4,000	Promotora y Operadora de Infraestructura SAB de CV (Transportation Infrastructure)	44,717
852,070	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	1,802,777

		5,674,149

Netherlands – 2.3%
26,485	Aalberts Industries NV (Machinery)	836,438
55,359	Akzo Nobel NV (Chemicals)	3,576,802
18,122	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	590,358
25,633	Core Laboratories NV (Energy Equipment & Services)	2,485,632
9,114	Euronext NV(a) (Capital Markets)	364,976
65,834	ING Groep NV (Banks)	864,204
178,302	PostNL NV* (Air Freight & Logistics)	839,742
68,092	RELX NV (Professional Services)	1,148,204
7,892	Steinhoff International Holdings NV (Household Durables)	42,575
8,929	Wereldhave NV (Equity Real Estate Investment Trusts (REITs))	399,668
19,347	Wright Medical Group NV* (Health Care Equipment & Supplies)	423,893
102,675	Yandex NV Class A* (Internet Software & Services)	2,021,671

		13,594,163

Netherlands Antilles – 0.5%
41,405	Schlumberger Ltd. (Energy Equipment & Services)	3,239,113

New Zealand – 0.2%
62,154	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	393,524
71,000	SKYCITY Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	197,936
193,997	Spark New Zealand Ltd. (Diversified Telecommunication Services)	507,377

		1,098,837

Norway – 0.1%
22,897	Aker BP ASA* (Oil, Gas & Consumable Fuels)	366,389
41,800	SpareBank 1 SMN (Banks)	307,340

		673,729

Pakistan – 0.1%
16,000	DG Khan Cement Co. Ltd. (Construction Materials)	26,190

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value

Common Stocks – (continued)
Pakistan – (continued)
8,500	Engro Corp. Ltd. (Chemicals)	$22,635
25,400	Fauji Fertilizer Co. Ltd. (Chemicals)	25,141
19,700	Habib Bank Ltd. (Banks)	42,030
37,000	Kot Addu Power Co. Ltd. (Independent Power and Renewable Electricity Producers)	26,062
5,600	Lucky Cement Ltd. (Construction Materials)	35,851
20,100	MCB Bank Ltd. (Banks)	40,935
22,000	Nishat Mills Ltd. (Textiles, Apparel & Luxury Goods)	28,984
20,400	Oil & Gas Development Co. Ltd. (Oil, Gas & Consumable Fuels)	27,277
16,200	Pakistan Petroleum Ltd. (Oil, Gas & Consumable Fuels)	22,896
8,000	Pakistan State Oil Co. Ltd. (Oil, Gas & Consumable Fuels)	30,820
33,500	The Hub Power Co. Ltd. (Independent Power and Renewable Electricity Producers)	34,117
6,156	The Searle Co. Ltd. (Pharmaceuticals)	28,930
77,500	TRG Pakistan* (Commercial Services & Supplies)	28,582
15,900	United Bank Ltd. (Banks)	30,550

		451,000

Panama – 0.0%
1,107	Intercorp Financial Services, Inc. (Banks)	34,538

Peru – 0.1%
33,411	Alicorp SAA (Food Products)	77,480
3,700	Cia de Minas Buenaventura SAA ADR* (Metals & Mining)	49,173
26,722	Cia Minera Milpo SAA (Metals & Mining)	24,390
3,479	Credicorp Ltd. (Banks)	517,258
12,912	Engie Energia Peru SA (Independent Power and Renewable Electricity Producers)	36,546
66,027	Ferreycorp SAA (Trading Companies & Distributors)	32,783

		737,630

Philippines – 0.2%
25,840	Aboitiz Equity Ventures, Inc. (Industrial Conglomerates)	41,598
43,800	Aboitiz Power Corp. (Independent Power and Renewable Electricity Producers)	41,487
76,000	Alliance Global Group, Inc. (Industrial Conglomerates)	22,372
2,300	Ayala Corp. (Diversified Financial Services)	39,653
54,100	Ayala Land, Inc. (Real Estate Management & Development)	40,466
15,230	Bank of the Philippine Islands (Banks)	31,780
13,690	BDO Unibank, Inc. (Banks)	31,884

Common Stocks – (continued)
Philippines – (continued)
270,000	Bloomberry Resorts Corp.* (Hotels, Restaurants & Leisure)	32,954
170,400	D&L Industries, Inc. (Chemicals)	38,605
207,300	Energy Development Corp. (Independent Power and Renewable Electricity Producers)	25,246
770	Globe Telecom, Inc. (Wireless Telecommunication Services)	28,321
490	GT Capital Holdings, Inc. (Diversified Financial Services)	13,243
29,750	JG Summit Holdings, Inc. (Industrial Conglomerates)	46,607
11,670	Jollibee Foods Corp. (Hotels, Restaurants & Leisure)	57,312
6,560	Manila Electric Co. (Electric Utilities)	37,419
118,300	Metro Pacific Investments Corp. (Diversified Financial Services)	17,616
172,510	Metropolitan Bank & Trust Co. (Banks)	289,710
1,600	PLDT, Inc. (Wireless Telecommunication Services)	50,493
35,400	Puregold Price Club, Inc. (Food & Staples Retailing)	29,791
19,570	Robinsons Retail Holdings, Inc. (Food & Staples Retailing)	31,218
11,950	Semirara Mining & Power Corp. (Oil, Gas & Consumable Fuels)	31,070
26,060	SM Investments Corp. (Industrial Conglomerates)	361,247
104,400	SM Prime Holdings, Inc. (Real Estate Management & Development)	57,971
14,740	Universal Robina Corp. (Food Products)	55,390

		1,453,453

Poland – 0.2%
1,891	Alior Bank SA* (Banks)	22,766
3,994	Asseco Poland SA (Software)	53,385
7,292	Bank Pekao SA (Banks)	225,061
440	Bank Zachodni WBK SA (Banks)	35,553
619	Budimex SA (Construction & Engineering)	32,119
890	CCC SA (Textiles, Apparel & Luxury Goods)	45,163
1,470	Ciech SA (Chemicals)	23,975
7,726	Cyfrowy Polsat SA* (Media)	47,748
9,340	Enea SA* (Electric Utilities)	23,925
8,100	Energa SA (Electric Utilities)	16,610
4,088	Eurocash SA (Food & Staples Retailing)	41,402
1,168	Grupa Azoty SA (Chemicals)	18,607
497	ING Bank Slaski SA (Banks)	18,242
2,216	Jastrzebska Spolka Weglowa SA* (Metals & Mining)	41,097
2,970	KGHM Polska Miedz SA (Metals & Mining)	53,907
17	LPP SA (Textiles, Apparel & Luxury Goods)	25,533
180	mBank SA* (Banks)	16,254

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Poland – (continued)
28,086	Orange Polska SA (Diversified Telecommunication Services)	$40,099
23,308	PGE Polska Grupa Energetyczna SA (Electric Utilities)	61,069
5,652	Polski Koncern Naftowy ORLEN SA (Oil, Gas & Consumable Fuels)	111,979
27,500	Polskie Gornictwo Naftowe i Gazownictwo SA (Oil, Gas & Consumable Fuels)	35,206
42,007	Powszechna Kasa Oszczednosci Bank Polski SA (Banks)	294,269
6,300	Powszechny Zaklad Ubezpieczen SA (Insurance)	43,743
24,449	Tauron Polska Energia SA* (Electric Utilities)	16,521

		1,344,233

Portugal – 0.1%
119,900	Mota-Engil SGPS SA (Construction & Engineering)	234,084
29,200	NOS SGPS SA (Media)	194,042
374,992	Sonae SGPS SA (Food & Staples Retailing)	298,137

		726,263

Russia – 0.3%
38,600	Aeroflot PJSC* (Airlines)	79,079
37,500	Alrosa PJSC (Metals & Mining)	52,454
41,981	Gazprom PJSC ADR (Oil, Gas & Consumable Fuels)	181,017
3,123	LUKOIL PJSC ADR (Oil, Gas & Consumable Fuels)	151,910
1,100	Magnit PJSC (Food & Staples Retailing)	184,448
7,539	Magnit PJSC GDR (Food & Staples Retailing)	298,980
2,130	MegaFon PJSC GDR (Wireless Telecommunication Services)	20,286
7,474	MMC Norilsk Nickel PJSC ADR (Metals & Mining)	112,734
29,000	Mobile TeleSystems PJSC (Wireless Telecommunication Services)	102,313
22,100	Moscow Exchange MICEX-RTS PJSC (Capital Markets)	40,709
478	Novatek OJSC GDR (Oil, Gas & Consumable Fuels)	50,965
10,940	PIK Group PJSC* (Household Durables)	49,221
2,643	Polymetal International PLC (Metals & Mining)	28,817
6,887	Rosneft PJSC GDR (Oil, Gas & Consumable Fuels)	37,453
27,740	Rostelecom PJSC (Diversified Telecommunication Services)	34,611
3,705,000	RusHydro PJSC (Electric Utilities)	46,504
116,000	Sberbank of Russia PJSC (Banks)	270,007

Common Stocks – (continued)
Russia – (continued)
3,293	Severstal PJSC GDR (Metals & Mining)	46,435
123,000	Sistema PJSC FC (Wireless Telecommunication Services)	37,440
6,543	Surgutneftegas OJSC ADR (Oil, Gas & Consumable Fuels)	28,063
1,336	Tatneft PJSC ADR (Oil, Gas & Consumable Fuels)	44,592
673,000	Unipro PJSC (Independent Power and Renewable Electricity Producers)	30,955
2,256	Uralkali PJSC GDR* (Chemicals)	29,510
48,620,000	VTB Bank PJSC (Banks)	51,988
1,960	X5 Retail Group NV* (Food & Staples Retailing)	58,421

		2,068,912

Singapore – 0.2%
130,000	First Resources Ltd. (Food Products)	170,055
401,121	Mapletree Commercial Trust (Equity Real Estate Investment Trusts (REITs))	441,125
46,800	Sembcorp Industries Ltd. (Industrial Conglomerates)	84,746
57,500	Silverlake Axis Ltd. (Software)	26,413
150,300	Super Group Ltd. (Food Products)	104,784
94,800	UOL Group Ltd. (Real Estate Management & Development)	385,569

		1,212,692

South Africa – 0.8%
3,994	AngloGold Ashanti Ltd.* (Metals & Mining)	54,381
17,205	Aspen Pharmacare Holdings Ltd. (Pharmaceuticals)	374,804
3,377	AVI Ltd. (Food Products)	23,733
3,175	Barclays Africa Group Ltd. (Banks)	36,844
7,250	Barloworld Ltd. (Trading Companies & Distributors)	46,829
4,863	Bid Corp. Ltd. (Food & Staples Retailing)	85,397
2,442	Clicks Group Ltd. (Food & Staples Retailing)	22,729
7,400	DataTec Ltd. (Electronic Equipment, Instruments & Components)	24,636
3,631	Discovery Ltd. (Insurance)	31,038
3,400	EOH Holdings Ltd. (IT Services)	40,320
13,188	FirstRand Ltd. (Diversified Financial Services)	47,289
11,027	Gold Fields Ltd. (Metals & Mining)	45,478
11,698	Growthpoint Properties Ltd. (Equity Real Estate Investment Trusts (REITs))	21,814
5,594	Impala Platinum Holdings Ltd.* (Metals & Mining)	22,603
65,600	KAP Industrial Holdings Ltd. (Industrial Conglomerates)	37,705

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value

Common Stocks – (continued)
South Africa – (continued)
15,600	Life Healthcare Group Holdings Ltd. (Health Care Providers & Services)	$41,677
1,691	Mondi Ltd. (Paper & Forest Products)	33,031
15,113	MTN Group Ltd. (Wireless Telecommunication Services)	130,536
12,002	Nampak Ltd. (Containers & Packaging)	16,738
1,126	Naspers Ltd. (Media)	188,583
18,094	Netcare Ltd. (Health Care Providers & Services)	46,467
2,826	Pioneer Foods Group Ltd. (Food Products)	34,114
1,812	Remgro Ltd. (Diversified Financial Services)	30,083
6,600	Reunert Ltd. (Industrial Conglomerates)	30,201
4,853	Sanlam Ltd. (Insurance)	23,506
7,098	Sappi Ltd.* (Paper & Forest Products)	39,495
7,522	Sasol Ltd. (Oil, Gas & Consumable Fuels)	207,720
170,493	Shoprite Holdings Ltd. (Food & Staples Retailing)	2,516,038
5,761	Sibanye Gold Ltd. (Metals & Mining)	16,026
4,890	Standard Bank Group Ltd. (Banks)	51,909
4,863	The Bidvest Group Ltd. (Industrial Conglomerates)	60,419
2,456	The SPAR Group Ltd. (Food & Staples Retailing)	34,790
2,593	Tiger Brands Ltd. (Food Products)	73,839
6,200	Vodacom Group Ltd. (Wireless Telecommunication Services)	66,891
4,673	Woolworths Holdings Ltd. (Multiline Retail)	27,064

		4,584,727

South Korea – 2.4%
118	Amorepacific Corp. (Personal Products)	36,969
251	AMOREPACIFIC Group (Personal Products)	32,401
3,609	Celltrion, Inc.* (Biotechnology)	334,357
208	Coway Co. Ltd. (Household Durables)	16,271
185	E-MART, Inc. (Food & Staples Retailing)	26,233
606	GS Holdings Corp. (Oil, Gas & Consumable Fuels)	26,960
1,061	GS Home Shopping, Inc. (Internet & Direct Marketing Retail)	162,925
1,486	Hana Financial Group, Inc. (Banks)	42,503
29	Hanmi Pharm Co. Ltd. (Pharmaceuticals)	9,156
151	Hanmi Science Co. Ltd. (Pharmaceuticals)	10,016
145	Hyosung Corp. (Chemicals)	16,938
190	Hyundai Glovis Co. Ltd. (Air Freight & Logistics)	28,760
2,290	Hyundai Heavy Industries Co. Ltd.* (Machinery)	290,419

Common Stocks – (continued)
South Korea – (continued)
154	Hyundai Mobis Co. Ltd. (Auto Components)	36,730
3,015	Hyundai Motor Co. (Automobiles)	368,100
412	Hyundai Steel Co. (Metals & Mining)	17,753
16,009	Industrial Bank of Korea (Banks)	184,281
1,820	Innocean Worldwide, Inc. (Media)	110,123
10,918	Jusung Engineering Co. Ltd.* (Semiconductors & Semiconductor Equipment)	90,013
927	Kangwon Land, Inc. (Hotels, Restaurants & Leisure)	30,722
1,220	KB Financial Group, Inc. (Banks)	45,160
11,399	KB Financial Group, Inc. ADR (Banks)	421,535
667	Kia Motors Corp. (Automobiles)	23,684
1,646	KIWOOM Securities Co. Ltd. (Capital Markets)	95,378
544	Komipharm International Co. Ltd.* (Pharmaceuticals)	18,378
455	Korea Aerospace Industries Ltd. (Aerospace & Defense)	25,699
2,770	Korea Electric Power Corp. (Electric Utilities)	119,832
79	Korea Zinc Co. Ltd. (Metals & Mining)	31,368
2,400	KT Corp. ADR (Diversified Telecommunication Services)	38,376
8,100	KT&G Corp. (Tobacco)	798,904
1,714	LG Chem Ltd. (Chemicals)	368,133
612	LG Corp. (Industrial Conglomerates)	32,727
371	LG Electronics, Inc. (Household Durables)	15,466
248	LG Household & Health Care Ltd (Personal Products)	177,404
77	Lotte Chemical Corp. (Chemicals)	19,346
76	Medy-Tox, Inc. (Biotechnology)	26,965
1,341	NAVER Corp. (Internet Software & Services)	1,003,290
31	Orion Corp. (Food Products)	19,348
13,226	Paradise Co. Ltd. (Hotels, Restaurants & Leisure)	149,975
317	POSCO (Metals & Mining)	65,959
474	S-Oil Corp. (Oil, Gas & Consumable Fuels)	32,392
390	Samsung C&T Corp. (Industrial Conglomerates)	54,972
113	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	161,627
6,033	Samsung Electronics Co. Ltd. GDR	4,252,913
130	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	33,072
332	Samsung Life Insurance Co. Ltd. (Insurance)	32,038
1,425	Shinhan Financial Group Co. Ltd. (Banks)	54,512
8,193	Shinhan Financial Group Co. Ltd. ADR (Banks)	316,578

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
159	SK Holdings Co. Ltd. (Industrial Conglomerates)	$31,018
17,481	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	625,236
2,518	SK Innovation Co. Ltd. (Oil, Gas & Consumable Fuels)	331,455
523	SK Telecom Co. Ltd. (Wireless Telecommunication Services)	102,525
129,500	SK Telecom Co. Ltd. ADR (Wireless Telecommunication Services)	2,829,575
208	ViroMed Co. Ltd.* (Biotechnology)	16,596
66	Yuhan Corp. (Pharmaceuticals)	12,101

		14,255,167

Spain – 1.0%
21,335	Atlantica Yield PLC (Independent Power and Renewable Electricity Producers)	383,603
504,359	CaixaBank SA (Banks)	1,521,847
19,957	Ebro Foods SA (Food Products)	430,340
29,984	Gamesa Corp. Tecnologica SA (Electrical Equipment)	692,283
40,170	Industria de Diseno Textil SA (Specialty Retail)	1,401,628
169,576	Liberbank SA* (Banks)	168,197
8,400	Mediaset Espana Comunicacion SA (Media)	93,737
38,600	Melia Hotels International SA (Hotels, Restaurants & Leisure)	476,591
53,300	Merlin Properties Socimi SA (Equity Real Estate Investment Trusts (REITs))	598,014

		5,766,240

Sweden – 0.6%
48,345	Alfa Laval AB (Machinery)	693,590
27,413	BillerudKorsnas AB (Containers & Packaging)	450,161
19,197	Boliden AB (Metals & Mining)	444,918
44,566	Castellum AB (Real Estate Management & Development)	603,868
45,834	Hemfosa Fastigheter AB (Real Estate Management & Development)	430,946
18,118	Loomis AB Class B (Commercial Services & Supplies)	515,010
17,932	Mycronic AB (Electronic Equipment, Instruments & Components)	187,169
13,613	NetEnt AB* (Internet Software & Services)	107,269
23,690	Scandic Hotels Group AB*(a) (Hotels, Restaurants & Leisure)	206,644

		3,639,575

Switzerland – 6.0%
84,980	ABB Ltd.* (Electrical Equipment)	1,753,173
45,712	Aryzta AG* (Food Products)	2,008,652
4,680	Cembra Money Bank AG* (Consumer Finance)	357,705

Common Stocks – (continued)
Switzerland – (continued)
32,030	Chubb Ltd. (Insurance)	4,067,810
33,628	Cie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	2,161,940
33,537	Clariant AG* (Chemicals)	555,354
17,537	EFG International AG* (Capital Markets)	94,459
738	Georg Fischer AG (Machinery)	654,308
50,358	Nestle SA (Food Products)	3,651,653
44,375	Novartis AG (Pharmaceuticals)	3,149,186
24,559	Novartis AG ADR (Pharmaceuticals)	1,744,180
11,574	Oriflame Holding AG* (Personal Products)	425,222
12,052	Roche Holding AG (Pharmaceuticals)	2,768,122
1,242	SGS SA (Professional Services)	2,513,923
55,457	Swiss Re AG (Insurance)	5,147,059
2,353	Tecan Group AG (Life Sciences Tools & Services)	387,728
7,000	Temenos Group AG* (Software)	452,071
66,050	UBS Group AG (Capital Markets)	933,792
1,367	Valora Holding AG (Specialty Retail)	397,200
863	Ypsomed Holding AG* (Health Care Equipment & Supplies)	164,784
10,526	Zurich Insurance Group AG* (Insurance)	2,755,249

		36,143,570

Taiwan – 1.5%
70,196	Advanced Semiconductor Engineering, Inc. ADR (Semiconductors & Semiconductor Equipment)	410,647
18,000	Asia Cement Corp. (Construction Materials)	15,693
48,000	AU Optronics Corp. (Electronic Equipment, Instruments & Components)	18,231
3,000	Catcher Technology Co. Ltd. (Technology Hardware, Storage & Peripherals)	23,484
24,000	Cathay Financial Holding Co. Ltd. (Insurance)	31,060
12,000	Cheng Shin Rubber Industry Co. Ltd. (Auto Components)	24,415
90,000	China Airlines Ltd. (Airlines)	27,229
116,000	China Development Financial Holding Corp. (Banks)	29,027
46,000	China Steel Corp. (Metals & Mining)	33,224
28,000	Chunghwa Telecom Co. Ltd. (Diversified Telecommunication Services)	95,877
25,000	Compal Electronics, Inc. (Technology Hardware, Storage & Peripherals)	14,865
371,520	CTBC Financial Holding Co. Ltd. (Banks)	199,801
6,000	Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	31,587
55,000	E.Sun Financial Holding Co. Ltd. (Banks)	31,235

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
2,045	Eclat Textile Co. Ltd. (Textiles, Apparel & Luxury Goods)	$23,172
63,000	Eva Airways Corp. (Airlines)	30,329
64,000	Far Eastern New Century Corp. (Industrial Conglomerates)	49,520
6,720	Feng TAY Enterprise Co. Ltd. (Textiles, Apparel & Luxury Goods)	28,030
42,925	First Financial Holding Co. Ltd. (Banks)	22,485
20,000	Formosa Chemicals & Fibre Corp. (Chemicals)	59,380
13,000	Formosa Petrochemical Corp. (Oil, Gas & Consumable Fuels)	43,405
19,000	Formosa Plastic Corp. (Chemicals)	51,345
20,000	Fubon Financial Holding Co. Ltd. (Diversified Financial Services)	28,298
5,000	Giant Manufacturing Co. Ltd. (Leisure Products)	35,366
2,000	Ginko International Co. Ltd. (Health Care Equipment & Supplies)	18,649
34,100	Hon Hai Precision Industry Co. Ltd. (Electronic Equipment, Instruments & Components)	92,110
93,667	Hon Hai Precision Industry Co. Ltd. GDR (Electronic Equipment, Instruments & Components)	506,738
4,000	Hotai Motor Co. Ltd. (Specialty Retail)	46,464
43,000	Innolux Corp. (Electronic Equipment, Instruments & Components)	14,475
2,000	King Slide Works Co. Ltd. (Machinery)	24,497
1,000	Largan Precision Co. Ltd. (Electronic Equipment, Instruments & Components)	117,975
21,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	159,178
484,788	Mega Financial Holding Co. Ltd. (Banks)	331,442
26,000	Nan Ya Plastics Corp. (Chemicals)	53,995
2,000	OBI Pharma, Inc.* (Biotechnology)	20,900
13,000	Pegatron Corp. (Technology Hardware, Storage & Peripherals)	35,006
32,000	Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	43,177
5,000	President Chain Store Corp. (Food & Staples Retailing)	37,358
10,000	Quanta Computer, Inc. (Technology Hardware, Storage & Peripherals)	20,230
15,000	Ruentex Industries Ltd. (Textiles, Apparel & Luxury Goods)	24,147
10,000	Siliconware Precision Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	15,125
5,550	Standard Foods Corp. (Food Products)	13,716
19,000	Taiwan Cement Corp. (Construction Materials)	22,758
12,000	Taiwan Fertilizer Co. Ltd. (Chemicals)	16,053
15,000	Taiwan Mobile Co. Ltd. (Wireless Telecommunication Services)	52,483

Common Stocks – (continued)
Taiwan – (continued)
37,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	222,050
183,182	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	5,696,960
40,000	Teco Electric and Machinery Co. Ltd. (Electrical Equipment)	35,462
4,000	TTY Biopharm Co. Ltd. (Pharmaceuticals)	15,040
35,000	Uni-President Enterprises Corp. (Food Products)	67,622
82,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	30,521
80,000	Yuanta Financial Holding Co. Ltd. (Capital Markets)	29,861

		9,121,697

Thailand – 0.3%
10,300	Advanced Info Service PCL (Wireless Telecommunication Services)	45,145
42,485	Advanced Info Service PCL ADR (Wireless Telecommunication Services)	192,032
5,300	Airports of Thailand PCL (Transportation Infrastructure)	57,660
13,466	Bangkok Bank PCL ADR (Banks)	306,658
3,400	Bangkok Bank PCL. (Banks)	15,438
627,000	Bangkok Dusit Medical Services PCL Class F (Health Care Providers & Services)	408,395
33,500	BEC World PCL (Media)	19,615
117,900	BTS Group Holdings PCL (Road & Rail)	28,806
7,500	Bumrungrad Hospital PCL (Health Care Providers & Services)	39,180
15,300	Charoen Pokphand Foods PCL (Food Products)	13,760
27,700	CP ALL PCL (Food & Staples Retailing)	48,017
15,200	Delta Electronics Thailand PCL (Electronic Equipment, Instruments & Components)	34,044
7,300	Electricity Generating PCL (Independent Power and Renewable Electricity Producers)	40,629
13,900	Glow Energy PCL (Independent Power and Renewable Electricity Producers)	30,528
30,200	Hana Microelectronics PCL (Electronic Equipment, Instruments & Components)	27,580
98,200	Home Product Center PCL (Specialty Retail)	28,277
7,100	Kasikornbank PCL (Banks)	34,860
8,000	KCE Electronics PCL (Electronic Equipment, Instruments & Components)	25,607
32,000	Minor International PCL (Hotels, Restaurants & Leisure)	35,156

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Thailand – (continued)
18,800	PTT Exploration & Production PCL (Oil, Gas & Consumable Fuels)	$44,480
24,900	PTT Global Chemical PCL (Chemicals)	42,530
6,300	PTT PCL (Oil, Gas & Consumable Fuels)	62,032
12,500	Ratchaburi Electricity Generating Holding PCL (Independent Power and Renewable Electricity Producers)	17,860
39,500	Thai Beverage PCL (Beverages)	27,382
233,600	Thaicom PCL (Diversified Telecommunication Services)	138,659
3,400	The Siam Cement PCL (Construction Materials)	48,962
9,100	The Siam Commercial Bank PCL (Banks)	37,259
140,984	True Corp. PCL (Diversified Telecommunication Services)	27,163

		1,877,714

Turkey – 0.2%
21,000	Akbank TAS (Banks)	56,199
4,800	Anadolu Efes Biracilik Ve Malt Sanayii AS (Beverages)	29,338
7,668	Arcelik AS (Household Durables)	50,660
3,743	Aygaz AS (Gas Utilities)	13,227
3,796	BIM Birlesik Magazalar AS (Food & Staples Retailing)	61,883
2,912	Cimsa Cimento Sanayi VE Ticaret AS (Construction Materials)	14,474
16,053	Emlak Konut Gayrimenkul Yatirim Ortakligi AS (Equity Real Estate Investment Trusts (REITs))	16,403
24,465	Enka Insaat ve Sanayi AS (Industrial Conglomerates)	37,366
49,600	Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	67,441
2,085	Ford Otomotiv Sanayi AS (Automobiles)	21,301
13,100	Haci Omer Sabanci Holding AS (Diversified Financial Services)	39,611
8,363	KOC Holding AS (Industrial Conglomerates)	34,883
18,787	Petkim Petrokimya Holding AS (Chemicals)	25,527
2,161	TAV Havalimanlari Holding AS (Transportation Infrastructure)	8,884
4,800	Tofas Turk Otomobil Fabrikasi AS (Automobiles)	36,170
3,268	Tupras Turkiye Petrol Rafinerileri AS (Oil, Gas & Consumable Fuels)	66,647
12,500	Turk Hava Yollari AO* (Airlines)	21,990
27,090	Turkcell Iletisim Hizmetleri AS* (Wireless Telecommunication Services)	87,351
135,340	Turkiye Garanti Bankasi A/S (Banks)	368,279
8,400	Turkiye Halk Bankasi AS (Banks)	25,547

Common Stocks – (continued)
Turkey – (continued)
19,300	Turkiye Is Bankasi Class C (Banks)	31,339

		1,114,520

United Arab Emirates – 0.0%
96,000	Air Arabia PJSC (Airlines)	33,930
76,993	Arabtec Holding PJSC* (Construction & Engineering)	27,802
21,366	DAMAC Properties Dubai Co. PJSC (Real Estate Management & Development)	12,760
49,000	Dubai Investments PJSC (Capital Markets)	26,744
20,000	Dubai Islamic Bank PJSC (Banks)	28,492
85,000	DXB Entertainments PJSC* (Hotels, Restaurants & Leisure)	36,215
23,611	Emaar Malls Group PJSC (Real Estate Management & Development)	16,493
23,600	Emaar Properties PJSC (Real Estate Management & Development)	44,688

		227,124

United Kingdom – 11.6%
75,694	3i Group PLC (Capital Markets)	620,479
36,891	Abcam PLC (Biotechnology)	392,860
39,808	Aon PLC (Insurance)	4,411,921
19,036	Ashtead Group PLC (Trading Companies & Distributors)	296,610
8,124	ASOS PLC* (Internet & Direct Marketing Retail)	521,509
530,060	Aviva PLC (Insurance)	2,872,276
21,600	Babcock International Group PLC (Commercial Services & Supplies)	261,097
344,729	Balfour Beatty PLC (Construction & Engineering)	1,142,951
1,021,446	Barclays PLC (Banks)	2,366,493
84,685	Beazley PLC (Insurance)	377,067
11,163	Bellway PLC (Household Durables)	323,037
180,145	boohoo.com PLC* (Internet & Direct Marketing Retail)	273,417
55,069	British American Tobacco PLC (Tobacco)	3,156,166
9,270	Cardtronics PLC Class A* (IT Services)	463,500
47,337	Carnival PLC (Hotels, Restaurants & Leisure)	2,283,200
362,388	Cobham PLC (Aerospace & Defense)	632,276
151,546	Compass Group PLC (Hotels, Restaurants & Leisure)	2,742,115
4,953	Consort Medical PLC (Health Care Equipment & Supplies)	69,252
67,439	Diageo PLC (Beverages)	1,794,993
2,020	Direct Line Insurance Group PLC (Insurance)	8,546
124,788	Domino’s Pizza Group PLC (Hotels, Restaurants & Leisure)	518,854
144,347	Experian PLC (Professional Services)	2,775,004

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
17,993	Ferroglobe PLC (Metals & Mining)	$166,435
22,154	Fevertree Drinks PLC (Beverages)	261,303
1,150,777	GKN PLC (Auto Components)	4,487,824
82,078	GlaxoSmithKline PLC (Pharmaceuticals)	1,621,396
61,423	Greencore Group PLC (Food Products)	247,866
88,289	GVC Holdings PLC (Hotels, Restaurants & Leisure)	752,678
8,407	Hill & Smith Holdings PLC (Metals & Mining)	103,429
34,826	Hiscox. Ltd. (Insurance)	434,866
40,902	HomeServe PLC (Commercial Services & Supplies)	305,141
65,903	Inchcape PLC (Distributors)	523,976
59,970	Indivior PLC (Pharmaceuticals)	230,326
76,280	Informa PLC (Media)	627,563
49,678	InterContinental Hotels Group PLC ADR (Hotels, Restaurants & Leisure)	1,959,797
138,640	Intermediate Capital Group PLC (Capital Markets)	1,026,926
18,030	JD Sports Fashion PLC (Specialty Retail)	335,220
104,408	Just Eat PLC* (Internet Software & Services)	717,211
251,600	Ladbrokes PLC (Hotels, Restaurants & Leisure)	410,776
8,332	Lancashire Holdings Ltd. (Insurance)	71,049
49,700	Lavendon Group PLC (Trading Companies & Distributors)	75,433
2,685,448	Lloyds Banking Group PLC (Banks)	1,875,310
4,491	Mediclinic International PLC (Health Care Providers & Services)	49,524
20,600	Micro Focus International PLC (Software)	539,422
106,398	National Express Group PLC (Road & Rail)	477,973
81,528	Nielsen Holdings PLC (Professional Services)	3,670,391
39,592	Northgate PLC (Road & Rail)	203,324
48,976	Pagegroup PLC (Professional Services)	216,864
10,293	Petrofac Ltd. (Energy Equipment & Services)	101,371
20,868	Phoenix Group Holdings (Insurance)	186,421
59,600	Playtech PLC (Software)	676,049
366,565	Premier Oil PLC* (Oil, Gas & Consumable Fuels)	295,169
134,673	Prudential PLC (Insurance)	2,197,711
46,849	Reckitt Benckiser Group PLC (Household Products)	4,191,135
40,086	Redrow PLC (Household Durables)	186,194
239,685	Rentokil Initial PLC (Commercial Services & Supplies)	668,559
9,645	Rightmove PLC (Internet Software & Services)	440,267

Common Stocks – (continued)
United Kingdom – (continued)
148,333	Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels)	3,825,879
51,997	RPC Group PLC (Containers & Packaging)	602,986
127,100	Saga PLC (Insurance)	308,293
21,500	Savills PLC (Real Estate Management & Development)	182,374
82,948	SSE PLC (Electric Utilities)	1,612,762
23,700	SThree PLC (Professional Services)	69,331
72,344	Tullow Oil PLC* (Oil, Gas & Consumable Fuels)	233,579
42,667	UNITE Group PLC (Real Estate Management & Development)	289,017
30,891	Vedanta Resources PLC (Metals & Mining)	269,912
33,000	Vesuvius PLC (Machinery)	147,295
596,405	Vodafone Group PLC (Wireless Telecommunication Services)	1,637,922
17,750	Willis Towers Watson PLC (Insurance)	2,234,725
98,820	Worldpay Group PLC(a) (IT Services)	343,442

		70,396,039

United States – 36.0%
5,220	ABM Industries, Inc. (Commercial Services & Supplies)	203,998
27,692	Advance Auto Parts, Inc. (Specialty Retail)	3,879,095
7,168	Aegion Corp.* (Construction & Engineering)	132,680
20,654	Aetna, Inc. (Health Care Providers & Services)	2,217,207
13,948	Air Lease Corp. (Trading Companies & Distributors)	422,066
3,225	Alamo Group, Inc. (Machinery)	209,367
17,489	Allergan PLC* (Pharmaceuticals)	3,654,152
10,085	American Campus Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	525,529
13,217	American Eagle Outfitters, Inc. (Specialty Retail)	225,218
4,481	American Homes 4 Rent Class A (Equity Real Estate Investment Trusts (REITs))	94,594
71,100	American International Group, Inc. (Insurance)	4,386,870
11,655	Ameris Bancorp (Banks)	423,076
8,610	AMERISAFE, Inc. (Insurance)	478,716
28,258	AmerisourceBergen Corp. (Health Care Providers & Services)	1,987,103
15,265	Amplify Snack Brands, Inc.* (Food Products)	221,190
2,624	Amsurg Corp.* (Health Care Providers & Services)	156,784
4,460	Analogic Corp. (Health Care Equipment & Supplies)	365,051

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
1,590	Anixter International, Inc.* (Electronic Equipment, Instruments & Components)	$104,543
34,951	Anthem, Inc. (Health Care Providers & Services)	4,259,129
13,007	Anworth Mortgage Asset Corp. (Mortgage Real Estate Investment Trusts (REITs))	63,864
39,359	Apple, Inc. (Technology Hardware, Storage & Peripherals)	4,468,821
10,953	Ares Commercial Real Estate Corp. (Mortgage Real Estate Investment Trusts (REITs))	143,703
8,750	Assured Guaranty Ltd. (Insurance)	261,537
76,371	Axis Capital Holdings Ltd. (Insurance)	4,350,856
6,160	Balchem Corp. (Chemicals)	467,544
8,375	Banc of California, Inc. (Banks)	111,388
4,185	Belden, Inc. (Electronic Equipment, Instruments & Components)	271,230
39,266	Berkshire Hathaway, Inc. Class B* (Diversified Financial Services)	5,666,084
8,250	Blackbaud, Inc. (Software)	506,550
4,660	Blackstone Mortgage Trust, Inc. Class A (Mortgage Real Estate Investment Trusts (REITs))	140,732
7,389	BMC Stock Holdings, Inc.* (Trading Companies & Distributors)	122,288
4,713	Booz Allen Hamilton Holding Corp. (IT Services)	143,605
7,450	Bristow Group, Inc. (Energy Equipment & Services)	74,575
10,946	Brooks Automation, Inc. (Semiconductors & Semiconductor Equipment)	142,626
5,023	Builders FirstSource, Inc.* (Building Products)	48,572
1,111	Cabot Corp. (Chemicals)	57,928
13,814	CalAtlantic Group, Inc. (Household Durables)	446,468
18,940	Callidus Software, Inc.* (Software)	345,655
6,925	Cantel Medical Corp. (Health Care Equipment & Supplies)	493,268
17,120	Catalent, Inc.* (Pharmaceuticals)	390,507
19,320	Cathay General Bancorp (Banks)	578,634
8,400	CEB, Inc. (Professional Services)	408,660
46,710	Cerner Corp.* (Health Care Technology)	2,736,272
5,916	Chatham Lodging Trust (Equity Real Estate Investment Trusts (REITs))	104,713
1,825	Chemed Corp. (Health Care Providers & Services)	258,091
74,155	Cisco Systems, Inc. (Communications Equipment)	2,275,075
10,190	CLARCOR, Inc. (Machinery)	633,920
20,589	ClubCorp Holdings, Inc. (Hotels, Restaurants & Leisure)	237,803
10,730	Cognex Corp. (Electronic Equipment, Instruments & Components)	553,668

Common Stocks – (continued)
United States – (continued)
32,850	Cognizant Technology Solutions Corp. Class A* (IT Services)	1,686,847
12,070	Cohen & Steers, Inc. (Capital Markets)	448,763
1,523	Coherent, Inc.* (Electronic Equipment, Instruments & Components)	158,575
2,339	Colony Capital, Inc. Class A (Mortgage Real Estate Investment Trusts (REITs))	44,464
4,679	Columbia Banking System, Inc. (Banks)	154,501
69,140	Comcast Corp. Class A (Media)	4,274,235
4,075	Compass Minerals International, Inc. (Metals & Mining)	292,789
2,645	Convergys Corp. (IT Services)	77,234
2,041	Cubic Corp. (Aerospace & Defense)	87,151
1,126	Curtiss-Wright Corp. (Aerospace & Defense)	100,912
84,701	CVS Health Corp. (Food & Staples Retailing)	7,123,354
32,831	CYS Investments, Inc. (Mortgage Real Estate Investment Trusts (REITs))	283,003
13,320	Diplomat Pharmacy, Inc.* (Health Care Providers & Services)	308,624
135,952	Discovery Communications, Inc. Class C* (Media)	3,413,755
43,389	Dollar General Corp. (Multiline Retail)	2,997,746
3,884	Drew Industries, Inc. (Auto Components)	347,812
6,890	Dril-Quip, Inc.* (Energy Equipment & Services)	327,275
14,285	Education Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	608,398
4,992	EnerSys (Electrical Equipment)	325,129
6,620	EPAM Systems, Inc.* (IT Services)	426,129
11,023	Essent Group Ltd.* (Thrifts & Mortgage Finance)	291,448
4,639	Everest Re Group Ltd. (Insurance)	944,129
7,919	ExlService Holdings, Inc.* (IT Services)	348,674
3,546	FCB Financial Holdings, Inc. Class A* (Banks)	132,266
3,673	Ferro Corp.* (Chemicals)	47,602
8,884	First American Financial Corp. (Insurance)	347,009
639	First Citizens BancShares, Inc. Class A (Banks)	185,949
1,646	First Solar, Inc.* (Semiconductors & Semiconductor Equipment)	66,647
2,941	FirstCash, Inc. (Consumer Finance)	138,815
12,750	Five Below, Inc.* (Specialty Retail)	479,145
19,840	Flotek Industries, Inc.* (Chemicals)	233,715
17,770	Forum Energy Technologies, Inc.* (Energy Equipment & Services)	319,860
104,384	Fossil Group, Inc.* (Textiles, Apparel & Luxury Goods)	2,846,552
138,735	Franklin Resources, Inc. (Capital Markets)	4,669,820
4,219	FTD Cos., Inc.* (Internet & Direct Marketing Retail)	84,886

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
3,598	FTI Consulting, Inc.* (Professional Services)	$140,178
1,721	G&K Services, Inc. Class A (Commercial Services & Supplies)	162,979
120,111	Gentex Corp. (Auto Components)	2,031,077
10,580	Glacier Bancorp, Inc. (Banks)	298,991
23,395	Globus Medical, Inc. Class A* (Health Care Equipment & Supplies)	517,731
18,945	Grand Canyon Education, Inc.* (Diversified Consumer Services)	826,760
4,307	Granite Construction, Inc. (Construction & Engineering)	211,732
31,417	Graphic Packaging Holding Co. (Containers & Packaging)	392,712
933	Group 1 Automotive, Inc. (Specialty Retail)	56,232
3,582	Gulfport Energy Corp.* (Oil, Gas & Consumable Fuels)	86,362
4,023	Hanmi Financial Corp. (Banks)	100,575
14,600	Healthcare Services Group, Inc. (Commercial Services & Supplies)	539,762
25,565	Heartland Express, Inc. (Road & Rail)	470,396
7,405	HEICO Corp. (Aerospace & Defense)	500,282
5,570	HEICO Corp. Class A (Aerospace & Defense)	334,200
4,117	Heidrick & Struggles International, Inc. (Professional Services)	76,165
3,595	Helen of Troy Ltd.* (Household Durables)	292,992
9,370	Hibbett Sports, Inc.* (Specialty Retail)	364,024
3,030	Hillenbrand, Inc. (Machinery)	91,961
141,347	Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	3,194,442
8,165	HubSpot, Inc.* (Software)	428,254
6,085	IBERIABANK Corp. (Banks)	399,480
6,230	ICU Medical, Inc.* (Health Care Equipment & Supplies)	867,839
6,423	IDACORP, Inc. (Electric Utilities)	503,499
12,105	Impax Laboratories, Inc.* (Pharmaceuticals)	243,310
13,655	INC Research Holdings, Inc. Class A* (Life Sciences Tools & Services)	624,033
1,198	Infinity Property & Casualty Corp. (Insurance)	98,176
5,067	Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	145,879
3,010	Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	239,325
11,900	Kansas City Southern (Road & Rail)	1,044,344
16,145	KapStone Paper and Packaging Corp. (Paper & Forest Products)	292,870
4,472	KAR Auction Services, Inc. (Commercial Services & Supplies)	190,418
8,720	Kindred Healthcare, Inc. (Health Care Providers & Services)	85,892

Common Stocks – (continued)
United States – (continued)
3,215	Korn/Ferry International (Professional Services)	65,554
3,641	LaSalle Hotel Properties (Equity Real Estate Investment Trusts (REITs))	86,474
3,256	LifePoint Health, Inc.* (Health Care Providers & Services)	194,872
9,603	Lithia Motors, Inc. Class A (Specialty Retail)	823,745
2,079	Live Nation Entertainment, Inc.* (Media)	57,526
10,760	LogMeIn, Inc. (Internet Software & Services)	1,022,200
11,245	MACOM Technology Solutions Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	413,366
16,464	Maiden Holdings Ltd. (Insurance)	224,734
6,410	MarketAxess Holdings, Inc. (Capital Markets)	966,372
15,547	Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)	1,068,079
43,251	MasterCard, Inc. Class A (IT Services)	4,628,722
27,378	Matador Resources Co.* (Oil, Gas & Consumable Fuels)	597,114
3,312	MAXIMUS, Inc. (IT Services)	172,423
57,685	McKesson Corp. (Health Care Providers & Services)	7,335,801
10,110	Medidata Solutions, Inc.* (Health Care Technology)	485,179
29,186	MFA Financial, Inc. (Mortgage Real Estate Investment Trusts (REITs))	213,350
95,670	Microsoft Corp. (Software)	5,732,546
2,539	Minerals Technologies, Inc. (Chemicals)	170,621
10,445	Mobile Mini, Inc. (Commercial Services & Supplies)	264,781
4,300	Monro Muffler Brake, Inc. (Specialty Retail)	236,500
36,961	Motorola Solutions, Inc. (Communications Equipment)	2,682,629
2,985	MTGE Investment Corp. (Mortgage Real Estate Investment Trusts (REITs))	50,894
4,619	Multi Packaging Solutions International Ltd.* (Containers & Packaging)	62,403
6,875	National Health Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	520,850
240,615	National Oilwell Varco, Inc. (Energy Equipment & Services)	7,723,741
8,056	Nationstar Mortgage Holdings, Inc.* (Thrifts & Mortgage Finance)	121,726
12,074	Navient Corp. (Consumer Finance)	154,306
12,851	Navigant Consulting, Inc.* (Professional Services)	300,713
6,694	Nelnet, Inc. Class A (Consumer Finance)	262,271
3,102	NETGEAR, Inc.* (Communications Equipment)	156,651

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
38,400	NorthStar Realty Europe Corp. (Equity Real Estate Investment Trusts (REITs))	$379,776
11,765	NorthWestern Corp. (Multi-Utilities)	677,076
2,810	Nu Skin Enterprises, Inc. Class A (Personal Products)	173,237
37,743	Office Depot, Inc. (Specialty Retail)	118,890
5,046	Olin Corp. (Chemicals)	110,659
385,069	Oracle Corp. (Software)	14,794,351
5,102	Owens & Minor, Inc. (Health Care Providers & Services)	165,560
6,210	Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	389,491
3,666	PAREXEL International Corp.* (Life Sciences Tools & Services)	213,581
22,293	Parker-Hannifin Corp. (Machinery)	2,736,466
1,639	Parsley Energy, Inc. Class A* (Oil, Gas & Consumable Fuels)	53,923
10,975	Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts (REITs))	266,473
5,169	PharMerica Corp.* (Health Care Providers & Services)	123,022
1,869	PNM Resources, Inc. (Electric Utilities)	61,397
8,095	Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	521,723
8,944	PRA Group, Inc.* (Consumer Finance)	285,314
19,455	Primoris Services Corp. (Construction & Engineering)	389,684
9,370	ProAssurance Corp. (Insurance)	499,421
2,610	Proofpoint, Inc.* (Software)	204,572
2,981	Proto Labs, Inc.* (Machinery)	133,251
59,532	Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	3,312,956
21,602	Radian Group, Inc. (Thrifts & Mortgage Finance)	293,571
5,425	RBC Bearings, Inc.* (Machinery)	387,074
10,624	RPX Corp.* (Professional Services)	103,690
6,950	RSP Permian, Inc.* (Oil, Gas & Consumable Fuels)	250,895
78,946	Sabre Corp. (IT Services)	2,039,175
998	Safety Insurance Group, Inc. (Insurance)	67,565
2,537	Scholastic Corp. (Media)	97,040
3,598	Schweitzer-Mauduit International, Inc. (Paper & Forest Products)	132,802
9,353	Select Medical Holdings Corp.* (Health Care Providers & Services)	121,589
7,275	Shire PLC ADR (Biotechnology)	1,226,856
6,955	Silgan Holdings, Inc. (Containers & Packaging)	354,357
4,272	Silver Bay Realty Trust Corp. (Equity Real Estate Investment Trusts (REITs))	71,556
8,131	Skechers U.S.A., Inc. Class A* (Textiles, Apparel & Luxury Goods)	170,995
57,823	Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	4,448,902

Common Stocks – (continued)
United States – (continued)
53,064	SLM Corp.* (Consumer Finance)	374,101
3,400	Southern Copper Corp. (Metals & Mining)	96,526
21,035	STAG Industrial, Inc. (Equity Real Estate Investment Trusts (REITs))	485,277
6,019	Starwood Property Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	133,863
59,481	State Street Corp. (Capital Markets)	4,176,161
3,984	Steel Dynamics, Inc. (Metals & Mining)	109,401
5,743	Steven Madden Ltd.* (Textiles, Apparel & Luxury Goods)	191,816
18,227	Stifel Financial Corp.* (Capital Markets)	713,405
6,945	Sun Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	534,279
8,720	Sykes Enterprises, Inc.* (IT Services)	233,173
1,313	SYNNEX Corp. (Electronic Equipment, Instruments & Components)	134,635
29,606	T. Rowe Price Group, Inc. (Capital Markets)	1,895,080
10,392	Tailored Brands, Inc. (Specialty Retail)	164,194
9,465	Team Health Holdings, Inc.* (Health Care Providers & Services)	405,575
6,588	TeleTech Holdings, Inc. (IT Services)	185,123
1,114	Tempur Sealy International, Inc.* (Household Durables)	60,234
5,764	Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	134,244
5,270	Tetra Tech, Inc. (Commercial Services & Supplies)	202,631
9,370	Texas Capital Bancshares, Inc.* (Banks)	555,641
17,580	Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	712,342
78,303	The Bank of New York Mellon Corp. (Capital Markets)	3,388,171
29,573	The Boeing Co. (Aerospace & Defense)	4,212,082
10,876	The Finish Line, Inc. Class A (Specialty Retail)	214,148
2,804	The Hanover Insurance Group, Inc. (Insurance)	213,637
862	The Navigators Group, Inc. (Insurance)	80,338
3,113	The Priceline Group, Inc.* (Internet & Direct Marketing Retail)	4,589,278
4,275	The Sherwin-Williams Co. (Chemicals)	1,046,776
9,730	The Toro Co. (Machinery)	465,872
22,196	The Walt Disney Co. (Media)	2,057,347
1,231	Thor Industries, Inc. (Automobiles)	97,631
18,825	Time Warner, Inc. (Media)	1,675,237
6,420	Tupperware Brands Corp. (Household Durables)	382,118
4,277	Tutor Perini Corp.* (Construction & Engineering)	81,477
26,683	Two Harbors Investment Corp. (Mortgage Real Estate Investment Trusts (REITs))	222,269
5,070	Tyler Technologies, Inc.* (Software)	813,228

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
10,793	United Technologies Corp. (Aerospace & Defense)	$1,103,045
11,365	UnitedHealth Group, Inc. (Health Care Providers & Services)	1,606,215
2,493	Universal Corp. (Tobacco)	135,121
6,520	Universal Forest Products, Inc. (Building Products)	560,655
7,080	US Ecology, Inc. (Commercial Services & Supplies)	299,130
39,503	Visa, Inc. Class A (IT Services)	3,259,393
40,475	Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	3,348,497
9,492	Walker & Dunlop, Inc.* (Thrifts & Mortgage Finance)	228,472
7,802	Washington Federal, Inc. (Thrifts & Mortgage Finance)	212,604
2,640	WD-40 Co. (Household Products)	281,490
12,270	Webster Financial Corp. (Banks)	495,708
6,098	WESCO International, Inc.* (Trading Companies & Distributors)	330,512
12,345	West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	938,590
4,825	Western Refining, Inc. (Oil, Gas & Consumable Fuels)	139,201
15,285	Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	326,335
11,431	World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	460,098

		217,862,499

TOTAL COMMON STOCKS
(Cost $599,193,809)		$606,816,015

Preferred Stocks – 1.0%
Brazil – 0.1%
23,680	Banco ABC Brasil SA (Banks)	$114,097
4,400	Centrais Eletricas Brasileiras SA Class B* (Electric Utilities)	37,701
7,800	Cia Energetica de Minas Gerais (Electric Utilities)	23,825
9,200	Gerdau SA (Metals & Mining)	31,762
6,820	Itau Unibanco Holding SA (Banks)	82,045
11,150	Itausa – Investimentos Itau SA (Banks)	32,975
9,600	Lojas Americanas SA (Multiline Retail)	62,256
35,300	Petroleo Brasileiro SA* (Oil, Gas & Consumable Fuels)	195,632
5,400	Suzano Papel e Celulose SA Class A (Paper & Forest Products)	19,049
79,100	Usinas Siderurgicas de Minas Gerais SA Class A* (Metals & Mining)	111,761
24,500	Vale SA (Metals & Mining)	158,344

		869,447

Preferred Stocks – (continued)
Colombia – 0.0%
2,928	Grupo Argos SA (Construction Materials)	17,918
62,552	Grupo Aval Acciones y Valores SA (Banks)	25,796
1,391	Grupo de Inversiones Suramericana SA (Diversified Financial Services)	17,580

		61,294

Germany – 0.9%
17,142	Jungheinrich AG (Machinery)	541,208
6,463	Sartorius AG (Health Care Equipment & Supplies)	508,745
32,021	Volkswagen AG (Automobiles)	4,414,912

		5,464,865

Panama – 0.0%
23,352	Avianca Holdings SA (Airlines)	18,640

Russia – 0.0%
67,200	Surgutneftegas OJSC (Oil, Gas & Consumable Fuels)	30,470
14	Transneft PJSC (Oil, Gas & Consumable Fuels)	33,526

		63,996

TOTAL PREFERRED STOCKS – 1.0%
(Cost $6,419,697)		$6,478,242

Units	Description	Expiration Date	Value

Right* – 0.0%
United Kingdom – 0.0%
12,173	Phoenix Group Holdings (Insurance)	11/08/16	$33,077
(Cost $37,473)

Shares	Description	Value
Exchange Traded Fund – 0.1%
18,600	iShares MSCI Frontier 100 ETF	$460,722
(Cost $465,694)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $606,116,673)		$613,788,056

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 5.8%
Repurchase Agreements – 5.8%
Joint Repurchase Agreement Account II
$35,100,000	0.338%	11/01/16	$35,100,000
(Cost $35,100,000)

TOTAL INVESTMENTS – 107.2%
(Cost $641,216,673)			$648,888,056

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.2)%			(43,835,214)

NET ASSETS – 100.0%			$605,052,842

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,168,423, which represents approximately 0.4% of net assets as of October 31, 2016.
(b)	Joint repurchase agreement was entered into on October 31, 2016. Additional information appears on pages 66-67.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund
GDR	—Global Depository Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2016

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	DKK	894,890	USD	132,162	$132,398	12/21/16	$237
	GBP	391,540	USD	478,466	479,860	12/21/16	1,394
	ILS	1,725,770	USD	449,978	450,418	12/21/16	441
	SGD	92,770	USD	66,683	66,703	12/21/16	20
	USD	5,590,880	AUD	7,305,025	5,549,582	12/21/16	41,298
	USD	6,464,006	CHF	6,248,690	6,334,138	12/21/16	129,869
	USD	1,393,116	DKK	9,166,285	1,356,145	12/21/16	36,971
	USD	22,529,231	EUR	19,913,705	21,913,172	12/21/16	616,059
	USD	14,793,093	GBP	11,103,525	13,608,164	12/21/16	1,184,930
	USD	7,989,103	HKD	61,920,965	7,986,870	12/21/16	2,232
	USD	507,492	ILS	1,903,560	496,821	12/21/16	10,672
	USD	19,751,792	JPY	2,009,543,095	19,204,806	12/21/16	546,986
	USD	620,189	NOK	5,078,765	614,755	12/21/16	5,434
	USD	273,251	NZD	370,015	264,083	12/21/16	9,168
	USD	2,509,508	SEK	21,119,735	2,344,561	12/21/16	164,947
	USD	1,073,047	SGD	1,447,600	1,040,839	12/21/16	32,208
Commonwealth Bank of Australia	USD	5,555,057	AUD	7,261,645	5,516,626	12/21/16	38,431
	USD	6,470,666	CHF	6,248,690	6,334,138	12/21/16	136,529
	USD	1,393,815	DKK	9,166,285	1,356,145	12/21/16	37,670
	USD	22,525,587	EUR	19,913,705	21,913,172	12/21/16	612,415
	USD	14,652,926	GBP	11,000,695	13,482,138	12/21/16	1,170,788
	USD	7,572,376	HKD	58,676,525	7,568,386	12/21/16	3,990
	USD	508,461	ILS	1,903,560	496,821	12/21/16	11,640
	USD	18,842,271	JPY	1,916,447,385	18,315,109	12/21/16	527,162
	USD	580,751	NOK	4,748,525	574,781	12/21/16	5,969
	USD	273,097	NZD	370,015	264,083	12/21/16	9,014
	USD	2,428,276	SEK	20,398,705	2,264,518	12/21/16	163,758
	USD	1,029,380	SGD	1,387,300	997,483	12/21/16	31,898
State Street Bank and Trust	JPY	2,749,713	USD	26,193	26,224	11/04/16	30
TOTAL							$5,532,160

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	AUD	533,570	USD	405,534	405,350	12/21/16	(184)
	CHF	457,430	USD	465,082	463,685	12/21/16	(1,396)
	DKK	738,200	USD	111,829	109,216	12/21/16	(2,613)
	EUR	118,120	USD	133,224	129,980	12/21/16	(3,244)
	HKD	4,157,520	USD	536,384	536,257	12/21/16	(126)
	ILS	125,440	USD	33,502	32,739	12/21/16	(763)
	NZD	73,810	USD	53,033	52,679	12/21/16	(354)
	USD	722,557	EUR	657,870	723,924	12/21/16	(1,367)
	USD	1,152,371	JPY	120,909,190	1,155,505	12/21/16	(3,134)
State Street Bank and Trust	JPY	12,308,727	USD	117,516	117,375	11/01/16	(143)
	USD	24,768	JPY	2,601,609	24,811	11/04/16	(45)
TOTAL							$(13,369)

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments

October 31, 2016

Principal Amount		Interest Rate		Maturity Date	Value
	Foreign Debt Obligations – 33.7%
	Sovereign – 33.7%
	Brazil Letras do Tesouro Nacional(a)
BRL	400,000	0.000%		01/01/18	$109,625
	530,000	0.000		01/01/19	131,263
	2,700,000	0.000		01/01/20	602,085
	Brazil Notas do Tesouro Nacional
	6,555,000	10.000		01/01/21	1,971,389
	1,000,000	10.000		01/01/23	295,844
	7,110,000	10.000		01/01/25	2,080,021
	4,500,000	10.000		01/01/27	1,298,864
	529,246	6.000		05/15/35	169,871
	1,058,493	6.000		08/15/50	344,172
	Dominican Republic
	$268,000	5.875		04/18/24	278,050
	390,000	5.500		01/27/25	394,875
	510,000	6.875	(b)	01/29/26	562,275
	250,000	6.875		01/29/26	275,625
	630,000	6.850		01/27/45	655,200
	Ecuador Government International Bond
	220,000	10.750	(b)	03/28/22	232,650
	850,000	7.950		06/20/24	799,000
	El Salvador Government International Bond
	10,000	7.625		02/01/41	10,275
	Federal Republic of Brazil
	100,000	6.000		04/07/26	110,200
	200,000	10.125		05/15/27	293,500
	160,000	8.250		01/20/34	200,800
	275,000	5.000		01/27/45	242,687
	400,000	5.625		02/21/47	383,000
	Government of Jamaica
	728,000	8.000		03/15/39	849,030
	Hungary Government Bond
HUF	136,490,000	6.750		02/24/17	494,711
	87,500,000	6.750		11/24/17	331,775
	9,640,000	2.500		06/22/18	35,319
	55,750,000	3.500		06/24/20	212,403
	162,710,000	6.000		11/24/23	713,944
	154,500,000	3.000		06/26/24	561,483
	242,190,000	5.500		06/24/25	1,037,206
	Indonesia Government Bond
IDR	2,718,000,000	5.625		05/15/23	190,671
	35,359,000,000	8.375		03/15/24	2,879,287
	6,601,000,000	9.000		03/15/29	559,894
	33,324,000,000	8.750		05/15/31	2,804,139
	2,807,000,000	8.375		03/15/34	226,154
	9,041,000,000	8.250		05/15/36	724,084
	Islamic Republic of Pakistan
	$110,000	8.250		04/15/24	123,718
	Jordan Government International Bond(b)
	35,000	6.125		01/29/26	36,663
	415,000	5.750		01/31/27	412,925
	Malaysia Government Bond
MYR	365,000	4.012		09/15/17	88,076
	4,710,000	3.654		10/31/19	1,136,809
	1,760,000	4.048		09/30/21	430,350
	744,000	3.800		08/17/23	179,699
	9,794,000	4.181		07/15/24	2,400,658

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Malaysia Government Bond – (continued)
MYR	6,196,000	3.955		09/15/25	1,497,305
	194,000	4.070		09/30/26	47,240
	1,013,000	4.245		09/30/30	243,651
	790,000	4.254		05/31/35	185,683
	Malaysia Treasury Bill(a)
	455,000	0.000		03/10/17	107,498
	Mexican Udibonos
MXN	6,152,907	4.000		06/13/19	339,259
	Oman Government International Bond(b)
	$140,000	3.625		06/15/21	140,875
	Perusahaan Penerbit SBSN
	160,000	4.325		05/28/25	167,619
	190,000	4.550	(b)	03/29/26	200,239
	434,000	4.550		03/29/26	457,388
	Philippine Government Bond
PHP	6,780,000	3.625		09/09/25	137,151
	Poland Government Bond
PLN	2,928,000	2.500		07/25/18	755,854
	2,710,000	5.500		10/25/19	759,311
	80,000	1.500		04/25/20	19,923
	660,000	5.250		10/25/20	186,911
	5,390,000	5.750		09/23/22	1,602,416
	7,904,000	3.250		07/25/25	2,048,825
	3,056,000	2.500		07/25/26	740,591
	Provincia de Cordoba
	$385,000	7.125		06/10/21	397,512
	Provincia del Chubut Argentina
	545,000	7.750		07/26/26	550,450
	Republic of Angola
	150,000	9.500	(b)	11/12/25	146,813
	75,000	9.500		11/12/25	73,406
	Republic of Argentina
	160,000	6.875	(b)	04/22/21	172,800
	430,000	7.500	(b)	04/22/26	469,775
	150,000	6.625	(b)	07/06/28	153,900
EUR	144,491	7.820		12/31/33	170,511
	$551,001	8.280		12/31/33	617,121
	2,100,000	0.000	(c)	12/15/35	220,500
EUR	475,000	0.000	(c)	12/15/35	53,447
	$681,000	2.500	(d)	12/31/38	463,080
	85,000	7.625	(b)	04/22/46	92,650
	Republic of Azerbaijan
	175,000	4.750		03/18/24	180,863
	Republic of Belize(d)
	150,000	5.000		02/20/38	84,375
	Republic of Chile
CLP	15,000,000	5.500		08/05/20	24,356
	Republic of Colombia
COP	1,539,000,000	7.000		05/04/22	514,049
	4,677,400,000	10.000		07/24/24	1,823,028
	$225,000	4.500	(e)	01/28/26	240,187
COP	769,200,000	7.500		08/26/26	257,285
	163,000,000	9.850		06/28/27	64,607
	3,968,300,000	6.000		04/28/28	1,160,948
	$175,000	7.375		09/18/37	224,000

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2016

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Costa Rica
	$225,000	7.158%		03/12/45	$236,250
	Republic of Croatia
	225,000	6.375		03/24/21	249,750
	200,000	5.500		04/04/23	218,000
	200,000	6.000		01/26/24	225,200
	Republic of Ecuador
	960,000	10.750		03/28/22	1,015,200
	Republic of Egypt
	100,000	5.750		04/29/20	102,125
	250,000	5.875		06/11/25	230,000
	100,000	6.875		04/30/40	91,000
	Republic of El Salvador
	65,000	7.375		12/01/19	68,494
	100,000	7.750		01/24/23	109,250
	480,000	5.875		01/30/25	475,800
	100,000	6.375		01/18/27	99,875
	68,000	7.650		06/15/35	70,550
	Republic of Ghana
	600,000	9.250		09/15/22	621,000
	750,000	8.125		01/18/26	718,125
	Republic of Guatemala
	100,000	4.500		05/03/26	101,625
	Republic of Honduras
	200,000	7.500		03/15/24	223,000
	Republic of Indonesia
	100,000	3.375		04/15/23	100,943
EUR	120,000	2.625		06/14/23	136,835
	$120,000	5.875		01/15/24	139,190
	165,000	4.125		01/15/25	172,940
	40,000	4.750		01/08/26	43,600
IDR	19,895,000,000	8.375		09/15/26	1,638,265
EUR	172,000	3.750		06/14/28	202,738
	$295,000	6.625		02/17/37	371,092
	60,000	7.750		01/17/38	84,149
	225,000	4.625		04/15/43	231,792
	180,000	5.125		01/15/45	195,982
	Republic of Iraq(e)
	125,000	5.800		01/15/28	100,625
	Republic of Ivory Coast
	200,000	6.375		03/03/28	208,700
	1,187,010	5.750	(d)(e)	12/31/32	1,163,270
	Republic of Kazakhstan
	300,000	4.875		10/14/44	302,250
	300,000	6.500		07/21/45	358,500
	Republic of Kenya
	400,000	5.875		06/24/19	412,500
	120,000	6.875		06/24/24	119,550
	Republic of Lebanon
	610,000	6.650		11/03/28	592,462
	Republic of Malaysia
MYR	1,321,000	4.498		04/15/30	325,842
	Republic of Mongolia
	$35,000	10.875		04/06/21	37,888
	70,000	5.125		12/05/22	61,584

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Namibia(b)
	55,000	5.250		10/29/25	57,200
	Republic of Panama
	107,000	7.125		01/29/26	141,240
	200,000	8.875		09/30/27	294,250
	Republic of Paraguay
	160,000	5.000	(b)	04/15/26	172,000
	165,000	6.100		08/11/44	181,706
	Republic of Peru
PEN	679,000	5.700		08/12/24	206,717
	$130,000	4.125		08/25/27	144,463
PEN	345,000	6.350	(b)	08/12/28	105,970
	$140,000	8.750		11/21/33	220,150
PEN	3,520,000	6.900		08/12/37	1,127,342
	Republic of Romania
RON	1,300,000	5.950		06/11/21	367,396
	2,505,000	4.750		02/24/25	682,519
	1,290,000	5.800		07/26/27	379,834
	$34,000	6.125		01/22/44	44,158
	Republic of Senegall
	200,000	8.750		05/13/21	225,000
	Republic of Serbia
	250,000	5.875		12/03/18	264,375
	215,000	7.250		09/28/21	246,712
	Republic of Slovenia
	290,000	4.125		02/18/19	303,397
	450,000	5.500		10/26/22	519,187
	Republic of South Africa
ZAR	5,915,000	8.250		09/15/17	441,036
	12,808,602	6.750		03/31/21	901,328
	1,560,000	7.750		02/28/23	112,039
	$165,000	5.875		09/16/25	184,800
ZAR	38,788,206	10.500		12/21/26	3,216,038
	$190,000	4.300		10/12/28	184,300
ZAR	7,916,667	8.000		01/31/30	537,012
	4,943,538	7.000		02/28/31	304,777
	7,371,373	8.250		03/31/32	503,492
	8,499,916	6.250		03/31/36	460,832
	27,100,000	6.500		02/28/41	1,464,307
	5,190,000	8.750		02/28/48	359,969
	Republic of Sri Lanka
	$100,000	5.750	(b)	01/18/22	101,625
	105,000	6.125		06/03/25	105,631
	210,000	6.850	(b)	11/03/25	221,592
	200,000	6.825		07/18/26	210,969
	Republic of Suriname(b)
	190,000	9.250		10/26/26	198,550
	Republic of Turkey
TRY	1,270,000	0.000	(a)	12/14/16	406,466
	790,000	9.000		03/08/17	255,379
	4,400,000	6.300		02/14/18	1,376,489
	1,750,000	8.500		07/10/19	555,102
	920,000	7.100		03/08/23	260,011
	$300,000	5.750		03/22/24	318,750
	160,000	7.375		02/05/25	187,200
	300,000	4.250		04/14/26	287,625

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Turkey – (continued)
	$330,000	4.875%		10/09/26	$328,762
	100,000	6.750		05/30/40	112,875
	615,000	4.875		04/16/43	545,812
	620,000	6.625		02/17/45	694,400
	Republic of Uruguay
	140,000	4.375		10/27/27	148,400
	420,789	5.100		06/18/50	418,685
	Republic of Venezuela
	39,000	7.000		12/01/18	23,644
	260,000	7.750		10/13/19	133,250
	35,000	6.000		12/09/20	15,750
	45,000	12.750		08/23/22	26,100
	302,700	9.000		05/07/23	137,350
	105,000	8.250		10/13/24	46,069
	55,000	7.650		04/21/25	23,513
	100,000	11.750		10/21/26	55,625
	70,000	9.250		05/07/28	32,288
	125,000	11.950		08/05/31	69,688
	Republic of Zambia
	400,000	8.500		04/14/24	389,000
	Russian Federation Bond
RUB	41,160,000	7.400		06/14/17	641,629
	5,590,000	7.500		02/27/19	86,262
	20,887,000	6.700		05/15/19	315,035
	9,740,000	7.600		04/14/21	147,964
	$200,000	4.500		04/04/22	210,600
RUB	39,550,000	7.600		07/20/22	596,020
	55,960,000	7.000		01/25/23	817,450
	84,443,000	7.000		08/16/23	1,229,780
	$200,000	4.750	(b)	05/27/26	212,000
RUB	19,771,000	8.150		02/03/27	306,547
	6,120,000	7.050		01/19/28	86,975
	$136,425	7.500	(d)	03/31/30	165,074
	400,000	5.625		04/04/42	441,400
	Socialist Republic of Vietnam
	80,000	4.800		11/19/24	84,660
	Thailand Government Bond
THB	11,890,000	3.250		06/16/17	343,336
	22,200,000	3.875		06/13/19	669,729
	18,680,000	3.650		12/17/21	578,939
	2,960,000	3.625		06/16/23	92,676
	23,330,000	3.850		12/12/25	758,169
	3,960,000	3.580		12/17/27	126,974
	11,989,000	4.875		06/22/29	433,755
	Turkey Government Bond
TRY	12,234,564	8.000		03/12/25	3,542,913
	Ukraine Government Bond
	$685,000	7.750		09/01/19	685,000
	165,000	7.750		09/01/20	163,350
	45,000	7.750	(b)	09/01/22	44,044
	155,000	7.750		09/01/23	150,738
	20,000	7.750	(b)	09/01/25	19,150
	90,000	7.750	(b)	09/01/26	85,815
	25,000	7.750	(b)	09/01/27	23,781
	1,312,000	0.000	(c)	05/31/40	413,280

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	United Mexican States
MXN	25,462,000	5.000		12/11/19	1,316,572
	16,950,000	6.500		06/10/21	916,527
	$334,000	4.000		10/02/23	350,366
MXN	5,750,000	8.000		12/07/23	336,825
	37,823,000	10.000		12/05/24	2,482,120
	3,500,000	10.000		12/05/24	229,686
	$500,000	3.600		01/30/25	508,750
MXN	2,130,000	5.750		03/05/26	108,431
	4,250,000	7.500		06/03/27	243,313
	3,500,000	8.500		05/31/29	215,863
	6,080,000	7.750		05/29/31	354,375
	$90,000	8.300		08/15/31	142,650
MXN	1,330,000	7.750		11/23/34	77,700
	11,760,000	10.000		11/20/36	843,179
	$116,000	6.050		01/11/40	137,750
MXN	1,900,000	7.750		11/13/42	112,175
	$280,000	4.750		03/08/44	278,600
	875,000	4.350		01/15/47	827,750

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $99,293,284)				$102,515,435

	Corporate Obligations – 32.1%
	Aerospace & Defense(b)(e) – 0.0%
	Bombardier, Inc.
	$120,000	6.000%		10/15/22	$106,650

	Automotive(b)(e) – 0.2%
	Schaeffler Finance BV
	700,000	4.250		05/15/21	717,500

	Banks – 0.2%
	Banco Nacional de Comercio Exterior SNC(b)(c)(e)
	140,000	3.800		08/11/26	138,075
	Banco Nacional de Costa Rica(b)
	120,000	5.875		04/25/21	124,500
	BGEO Group JSC
	125,000	6.000		07/26/23	128,125
	Oschadbank Via SSB #1 PLC(d)
	200,000	9.375		03/10/23	194,500

					585,200

	Building Materials(e) – 0.8%
	American Builders & Contractors Supply Co., Inc.(b)
	640,000	5.625		04/15/21	664,000
	Gibraltar Industries, Inc.
	500,000	6.250		02/01/21	517,500
	Masonite International Corp.(b)
	1,000,000	5.625		03/15/23	1,040,000
	Mexico City Airport Trust(b)
	50,000	4.250		10/31/26	50,750

					2,272,250

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2016

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Chemicals – 0.1%
OCP SA
$150,000	5.625%		04/25/24	$161,475

Consumer Cyclical Services(e) – 0.7%
CEB, Inc.(b)
36,000	5.625		06/15/23	35,055
Ceridian HCM Holding, Inc.(b)
24,000	11.000		03/15/21	25,290
First Data Corp.(b)
800,000	5.000		01/15/24	810,000
LSC Communications, Inc.(b)
90,000	8.750		10/15/23	88,988
Syniverse Holdings, Inc.
245,000	9.125		01/15/19	197,837
United Rentals North America, Inc.
750,000	5.875		09/15/26	774,375
86,000	5.500		05/15/27	86,000

				2,017,545

Consumer Noncyclical(e) – 0.2%
NeuStar, Inc.
775,000	4.500		01/15/23	722,688

Consumer Products – Household & Leisure(e) – 1.0%
Newell Brands, Inc.
667,000	5.000		11/15/23	716,164
Spectrum Brands, Inc.
1,015,000	5.750		07/15/25	1,101,275
The Scotts Miracle-Gro Co.(b)
1,200,000	6.000		10/15/23	1,278,000

				3,095,439

Diversified Financial Services – 0.4%
Bankrate, Inc.(b)(e)
700,000	6.125		08/15/18	703,500
Ukreximbank Via Biz Finance PLC
375,000	9.625		04/27/22	369,375
200,000	9.750		01/22/25	192,500

				1,265,375

Energy – 1.8%
Blue Racer Midstream LLC/Blue Racer Finance Corp.(b)(e)
1,300,000	6.125		11/15/22	1,278,875
California Resources Corp.(b)(e)
301,000	8.000		12/15/22	204,680
CITGO Petroleum Corp.(b)(e)
500,000	6.250		08/15/22	504,375
Pertamina Persero PT
90,000	4.875		05/03/22	95,951
145,000	4.300		05/20/23	150,304
Petrobras Global Finance BV
1,235,000	8.375		05/23/21	1,366,280
Petroleos de Venezuela SA
147,442	9.000		11/17/21	72,984
792,975	6.000		05/16/24	297,366
263,354	6.000		11/15/26	96,901

Corporate Obligations – (continued)
Energy – (continued)
Petroleos Mexicanos
85,000	6.375		02/04/21	92,778
130,000	4.625	(b)	09/21/23	129,061
400,000	6.875		08/04/26	445,760
56,000	6.750	(b)	09/21/47	55,440
Western Refining, Inc.(e)
202,000	6.250		04/01/21	202,000
Whiting Petroleum Corp.(e)
395,000	6.250		04/01/23	363,400

				5,356,155

Energy – Exploration & Production – 1.6%
Chesapeake Energy Corp.(b)(e)
360,000	8.000		12/15/22	365,400
Continental Resources, Inc.(e)
115,000	5.000		09/15/22	112,988
439,000	4.500		04/15/23	421,440
Diamondback Energy, Inc.(b)(e)
145,000	4.750		11/01/24	145,000
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp.(b)(e)
565,000	7.875		07/15/21	594,662
Gulfport Energy Corp.(b)(e)
200,000	6.000		10/15/24	204,000
Halcon Resources Corp.(b)(e)
375,000	8.625		02/01/20	378,750
KazMunayGas National Co. JSC
190,000	9.125		07/02/18	208,023
200,000	7.000		05/05/20	222,000
275,000	6.375		04/09/21	302,512
Linn Energy LLC/Linn Energy Finance Corp.(e)(f)
955,000	6.250		11/01/19	317,538
MEG Energy Corp.(b)(e)
450,000	6.375		01/30/23	369,000
150,000	7.000		03/31/24	123,000
Memorial Production Partners LP/Memorial Production Finance Corp.(e)
200,000	7.625		05/01/21	82,000
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC(e)(f)
700,000	10.000		06/01/20	—
72,000	10.750		10/01/20	720
300,000	9.250		06/01/21	3,000
Newfield Exploration Co.(e)
380,000	5.375		01/01/26	389,500
PDC Energy, Inc.(e)
500,000	7.750		10/15/22	531,250
63,000	6.125	(b)	09/15/24	65,205
Peabody Energy Corp.(f)
40,000	6.250		11/15/21	17,700

				4,853,688

Energy – Services(b)(e) – 0.3%
Hiland Partners Holdings LLC/Hiland Partners Finance Corp.
757,000	5.500		05/15/22	785,058

Entertainment(b)(e) – 0.3%
Six Flags Entertainment Corp.
700,000	4.875		07/31/24	700,875

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Entertainment(b)(e) – (continued)
WMG Acquisition Corp.
$110,000	5.000%	08/01/23	$111,650

			812,525

Entertainment & Leisure(e) – 1.0%
AMC Entertainment, Inc.
200,000	5.875	02/15/22	207,750
294,000	5.750	06/15/25	294,735
Cinemark USA, Inc.
1,000,000	4.875	06/01/23	995,000
ClubCorp Club Operations, Inc.(b)
700,000	8.250	12/15/23	747,250
Sabre GLBL, Inc.(b)
800,000	5.250	11/15/23	816,000

			3,060,735

Finance – 0.8%
Ally Financial, Inc.
1,000,000	4.125	03/30/20	1,011,250
CIT Group, Inc.(b)
500,000	5.500	02/15/19	526,250
Icahn Enterprises LP/Icahn Enterprises Finance Corp.(e)
1,000,000	5.875	02/01/22	951,250

			2,488,750

Finance Insurance(b)(e) – 0.2%
HUB International Ltd.
200,000	9.250	02/15/21	208,000
400,000	7.875	10/01/21	409,000

			617,000

Food & Beverage(e) – 0.2%
B&G Foods, Inc.
700,000	4.625	06/01/21	721,000

Gaming – 1.1%
GLP Capital LP/GLP Financing II, Inc.
250,000	4.375	04/15/21	263,437
714,000	5.375	04/15/26	760,410
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.(b)(e)
170,000	5.625	05/01/24	181,050
MGM Resorts International
1,000,000	6.625	12/15/21	1,115,000
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC(b)(e)
1,000,000	5.875	05/15/21	990,000

			3,309,897

Health Care – Medical Products – 0.8%
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp.(b)(e)
191,000	8.125	06/15/21	177,630
Fresenius Medical Care US Finance II, Inc.(b)
700,000	5.875	01/31/22	793,625
Grifols Worldwide Operations Ltd.(e)
965,000	5.250	04/01/22	1,008,425

Corporate Obligations – (continued)
Health Care – Medical Products – (continued)
Kinetic Concepts, Inc.(b)(e)
500,000	7.875	02/15/21	541,250

			2,520,930

Health Care – Pharmaceuticals – 0.7%
Mallinckrodt International Finance SA
678,000	4.750	04/15/23	584,775
Mallinckrodt International Finance SA/Mallinckrodt CB LLC(b)(e)
300,000	5.500	04/15/25	277,500
Quintiles IMS, Inc.(b)(e)
1,000,000	4.875	05/15/23	1,031,250
Valeant Pharmaceuticals International, Inc.(b)(e)
187,000	6.125	04/15/25	147,730

			2,041,255

Health Care – Services – 1.8%
Acadia Healthcare Co., Inc.(e)
330,000	5.625	02/15/23	330,412
Amsurg Corp.(e)
1,000,000	5.625	07/15/22	1,022,500
BioScrip, Inc.(e)
535,000	8.875	02/15/21	494,875
Centene Corp.(e)
235,000	5.625	02/15/21	247,044
235,000	6.125	02/15/24	249,688
380,000	4.750	01/15/25	379,050
DaVita, Inc.(e)
1,000,000	5.125	07/15/24	972,500
210,000	5.000	05/01/25	203,700
HCA, Inc.
114,000	5.375	02/01/25	116,565
900,000	5.250	04/15/25	942,750
133,000	7.690	06/15/25	148,960
IASIS Healthcare LLC/IASIS Capital Corp.(e)
280,000	8.375	05/15/19	270,900

			5,378,944

Internet(e) – 0.5%
Zayo Group LLC/Zayo Capital, Inc.
1,500,000	6.375	05/15/25	1,576,875

Lodging(e) – 0.3%
Interval Acquisition Corp.
1,000,000	5.625	04/15/23	1,031,250

Machinery(b) – 0.1%
Boart Longyear Management Pty Ltd.
500,000	10.000	10/01/18	353,125

Media – Broadcasting & Radio(e) – 2.1%
AMC Networks, Inc.
1,000,000	5.000	04/01/24	1,017,500
Gray Television, Inc.(b)
250,000	5.125	10/15/24	243,125
Nexstar Escrow Corp.(b)
1,000,000	5.625	08/01/24	992,500

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Media – Broadcasting & Radio(e) – (continued)
Sinclair Television Group, Inc.(b)
$1,000,000	5.625%	08/01/24	$1,015,000
240,000	5.875	03/15/26	246,000
Sirius XM Radio, Inc.(b)
1,200,000	4.625	05/15/23	1,206,000
Townsquare Media, Inc.(b)
442,000	6.500	04/01/23	442,552
Univision Communications, Inc.(b)
1,200,000	5.125	02/15/25	1,203,000

			6,365,677

Media – Cable – 2.2%
Altice US Finance I Corp.(b)(e)
900,000	5.375	07/15/23	922,500
CCO Holdings LLC/CCO Holdings Capital Corp.(e)
600,000	5.125	02/15/23	621,000
Charter Communications Operating LLC/Charter Communications Operating Capital(b)(e)
1,000,000	4.908	07/23/25	1,078,551
CSC Holdings LLC
1,100,000	6.750	11/15/21	1,157,750
100,000	5.250	06/01/24	93,500
SFR Group SA(b)(e)
200,000	6.000	05/15/22	204,500
1,000,000	6.250	05/15/24	1,008,750
Videotron Ltd.
600,000	5.000	07/15/22	626,250
Virgin Media Secured Finance PLC(b)(e)
1,100,000	5.250	01/15/26	1,090,375

			6,803,176

Media – Non Cable(e) – 1.4%
Lee Enterprises, Inc.(b)
230,000	9.500	03/15/22	236,325
LIN Television Corp.
800,000	6.375	01/15/21	826,000
Nielsen Finance LLC/Nielsen Finance Co.(b)
990,000	5.000	04/15/22	1,004,850
Outfront Media Capital LLC/Outfront Media Capital Corp.
1,090,000	5.875	03/15/25	1,133,600
VeriSign, Inc.
1,000,000	4.625	05/01/23	1,025,000

			4,225,775

Metals & Mining(e) – 0.8%
Constellium NV(b)
120,000	5.750	05/15/24	108,300
First Quantum Minerals Ltd.(b)
322,000	7.000	02/15/21	305,498
Freeport-McMoRan, Inc.
247,000	3.875	03/15/23	223,535
240,000	5.400	11/14/34	206,700
Hecla Mining Co.
500,000	6.875	05/01/21	512,500
New Gold, Inc.(b)
645,000	6.250	11/15/22	654,675

Corporate Obligations – (continued)
Metals & Mining(e) – (continued)
Oshkosh Corp.
41,000	5.375	03/01/25	42,794
The Hillman Group, Inc.(b)
525,000	6.375	07/15/22	489,562

			2,543,564

Packaging – 0.9%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(b)(e)
350,000	7.250	05/15/24	369,250
Ball Corp.
775,000	5.250	07/01/25	825,375
Owens-Brockway Glass Container, Inc.(b)
500,000	5.875	08/15/23	531,250
Sealed Air Corp.(b)(e)
1,000,000	5.125	12/01/24	1,065,000

			2,790,875

Pipelines – 1.9%
Genesis Energy LP/Genesis Energy Finance Corp.(e)
283,000	6.750	08/01/22	292,905
161,000	6.000	05/15/23	161,805
500,000	5.625	06/15/24	495,000
MPLX LP(e)
500,000	4.875	12/01/24	522,926
ONEOK, Inc.(e)
375,000	7.500	09/01/23	429,844
Regency Energy Partners LP/Regency Energy Finance Corp.(e)
1,000,000	5.000	10/01/22	1,073,130
Sabine Pass Liquefaction LLC(e)
800,000	5.625	02/01/21	842,000
300,000	5.625	03/01/25	317,250
Southern Gas Corridor CJSC
470,000	6.875	03/24/26	528,750
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.(e)
742,000	5.500	08/15/22	719,740
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(e)
500,000	5.250	05/01/23	497,500

			5,880,850

Real Estate(e) – 0.6%
Communications Sales & Leasing, Inc./CSL Capital LLC(b)
550,000	6.000	04/15/23	570,625
RHP Hotel Properties LP/RHP Finance Corp.
940,000	5.000	04/15/23	956,450
The GEO Group, Inc.
347,000	6.000	04/15/26	300,155

			1,827,230

Retailers – 1.0%
Dollar Tree, Inc.(e)
1,000,000	5.750	03/01/23	1,065,000
GameStop Corp.(b)(e)
600,000	5.500	10/01/19	618,000
JC Penney Corp., Inc.(b)(e)
200,000	5.875	07/01/23	206,000

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Retailers – (continued)
L Brands, Inc.
$341,000	5.625%		02/15/22	$375,100
795,000	6.875		11/01/35	842,700

				3,106,800

Technology – Hardware – 0.9%
CommScope, Inc.(b)(e)
390,000	5.500		06/15/24	407,550
Diamond 1 Finance Corp./Diamond 2 Finance Corp.(b)(e)
120,000	6.020		06/15/26	130,807
NCR Corp.(e)
1,000,000	5.000		07/15/22	1,010,000
Sensata Technologies BV(b)
1,080,000	5.000		10/01/25	1,112,400

				2,660,757

Technology – Software/Services(e) – 0.8%
Equinix, Inc.
100,000	5.375		04/01/23	104,375
800,000	5.750		01/01/25	848,000
MSCI, Inc.(b)
1,000,000	5.250		11/15/24	1,050,000
Open Text Corp.(b)
370,000	5.875		06/01/26	394,050
Western Digital Corp.(b)
66,000	7.375		04/01/23	72,187

				2,468,612

Telecommunications – Cellular – 0.7%
SoftBank Group Corp.
600,000	4.500	(b)	04/15/20	618,750
400,000	6.000	(e)	07/30/25	430,500
T-Mobile USA, Inc.(e)
500,000	6.625		04/01/23	530,000
400,000	6.375		03/01/25	429,000

				2,008,250

Transportation – 0.1%
Air Medical Group Holdings, Inc.(b)(e)
240,000	6.375		05/15/23	231,600
Pelabuhan Indonesia II PT
200,000	4.250		05/05/25	200,750

				432,350

Utilities – Electric – 0.7%
Comision Federal de Electricidad(b)
80,000	4.750		02/23/27	81,400
Eskom Holdings SOC Ltd.
115,000	6.750		08/06/23	118,737
Lamar Funding Ltd.
200,000	3.958		05/07/25	191,000
NRG Energy, Inc.(e)
570,000	6.250		05/01/24	551,475
NRG Yield Operating LLC(b)(e)
500,000	5.000		09/15/26	483,750

Corporate Obligations – (continued)
Utilities – Electric – (continued)
Talen Energy Supply LLC(b)(e)
570,000	5.125		07/15/19	542,925

				1,969,287

Wireless Telecommunications – 2.0%
Altice Financing SA(b)(e)
600,000	6.500		01/15/22	627,000
Altice Luxembourg SA(b)(e)
500,000	7.750		05/15/22	523,750
250,000	7.625		02/15/25	259,688
Digicel Group Ltd.(b)(e)
600,000	8.250		09/30/20	529,800
Digicel Ltd.(b)(e)
400,000	6.000		04/15/21	356,880
DigitalGlobe, Inc.(b)(e)
1,200,000	5.250		02/01/21	1,206,000
Hughes Satellite Systems Corp.
185,000	7.625		06/15/21	202,575
165,000	5.250	(b)	08/01/26	162,525
Inmarsat Finance PLC(b)(e)
1,129,000	4.875		05/15/22	1,073,961
Intelsat Jackson Holdings SA(b)(e)
240,000	8.000		02/15/24	243,000
Sprint Corp.
350,000	7.875		09/15/23	346,500
500,000	7.625	(e)	02/15/25	486,250
Wind Acquisition Finance SA(b)(e)
100,000	4.750		07/15/20	100,875

				6,118,804

Wirelines Telecommunications – 0.9%
Anixter, Inc.
500,000	5.125		10/01/21	523,125
CenturyLink, Inc.
483,000	5.625		04/01/20	514,395
499,000	5.625	(e)	04/01/25	470,307
Frontier Communications Corp.(e)
470,000	11.000		09/15/25	480,575
Level 3 Financing, Inc.(e)
100,000	5.375		05/01/25	102,125
Ooredoo International Finance Ltd.
150,000	3.750		06/22/26	153,188
West Corp.(b)(e)
460,000	5.375		07/15/22	442,750

				2,686,465

TOTAL CORPORATE OBLIGATIONS
(Cost $95,803,089)				$97,739,781

Bank Loans(g) – 23.8%
Aerospace & Defense – 0.4%
BE Aerospace, Inc.
$400,000	3.850%		12/16/21	$402,252
Engility Corp.
240,000	5.750		08/12/23	242,801

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(g) – (continued)
Aerospace & Defense – (continued)
Sequa Corp.
$497,416	5.250%	06/19/17	$455,757
Transdigm, Inc.
246,222	3.750	06/04/21	245,668

			1,346,478

Airlines – 0.9%
American Airlines, Inc.
987,500	3.250	06/27/20	988,063
Delta Air Lines, Inc.
742,288	3.250	10/18/18	745,999
750,000	4.750	07/30/21	751,043
US Airways Group, Inc.
244,950	3.500	05/23/19	245,153

			2,730,258

Automotive – Parts – 0.9%
Capital Automotive LP
179,773	4.000	04/10/19	181,235
Chrysler Group LLC
1,019,026	3.250	12/31/18	1,019,454
Evergreen Skills Lux S.a.r.l.
658,331	5.837	04/28/21	585,369
Gates Global LLC
183,418	4.250	07/06/21	180,685
Jaguar Holding Company II
741,862	4.250	08/18/22	740,668

			2,707,411

Building Materials – 0.4%
Jeld-Wen, Inc.
990,000	4.750	07/01/22	995,771
Wilsonart LLC
308,808	4.000	10/31/19	308,712

			1,304,483

Chemicals – 0.7%
Avantor Performance Materials Holdings, Inc.
500,000	6.000	06/21/22	503,125
Ineos US Finance LLC
408,590	3.750	05/04/18	409,215
246,248	4.250	03/31/22	247,511
Univar, Inc.
500,000	4.250	07/01/22	500,625
Versum Materials, Inc.
565,000	3.340	09/29/23	567,588

			2,228,064

Consumer Cyclical Services – 0.4%
First Data Corp.
1,000,000	3.750	07/08/22	1,006,880
Monitronics International, Inc.
350,000	6.500	09/30/22	347,483

			1,354,363

Bank Loans(g) – (continued)
Consumer Products – Household & Leisure – 0.6%
Affinion Group, Inc.
410,372	6.750	04/30/18	399,345
130,000	8.500	10/31/18	118,842
Life Time Fitness, Inc.
946,093	4.250	06/10/22	945,356
Revlon Consumer Products Corp.
500,000	4.250	09/07/23	500,885

			1,964,428

Diversified Manufacturing – 0.3%
Emerald US Inc.
98,870	5.000	05/09/21	89,477
Gardner Denver, Inc.
498,715	4.250	07/30/20	483,639
Rexnord LLC
234,462	4.000	08/21/20	234,990

			808,106

Energy – 0.5%
CJ Holding Co.
495,000	8.000	03/23/20	448,718
Dynegy Holdings, Inc.
248,715	4.000	04/23/20	248,754
Gulf Finance LLC
159,068	6.250	08/25/23	155,290
Seadrill Partners Finco LLC
1,041,366	4.000	02/21/21	578,614

			1,431,376

Energy – Exploration & Production – 0.7%
EP Energy LLC
714,808	9.750	06/30/21	730,891
Fieldwood Energy LLC
554,514	3.875	10/01/18	510,846
250,000	8.000	08/31/20	216,250
Murray Energy Corp.
627,194	8.250	04/16/20	573,293
Seventy Seven Operating LLC
250,000	3.750	06/25/20	230,208

			2,261,488

Entertainment – 0.2%
Delta 2 (LUX) S.A.R.L.
250,000	7.750	07/31/22	251,667
Sabre, Inc.
204,753	4.500	02/19/19	205,435

			457,102

Environmental – 0.1%
Tervita Corp.
201,023	7.500	05/15/18	198,699

Finance Insurance – 0.5%
Alliant Holdings I, Inc.
498,737	4.753	08/12/22	498,428

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(g) – (continued)
Finance Insurance – (continued)
Hub International Ltd.
$1,085,105	4.000%	10/02/20	$1,084,356

			1,582,784

Financial Services – 0.4%
New Millennium Holdco, Inc.
160,118	7.500	12/21/20	100,607
Sophia LP
491,474	4.750	09/30/22	491,937
Walter Investment Management Corp.
601,816	4.750	12/19/20	562,698

			1,155,242

Food & Beverage – 0.7%
NBTY, Inc.
648,375	5.000	05/05/23	650,145
US Foods, Inc.
1,496,250	4.000	06/27/23	1,505,063

			2,155,208

Food & Drug Retailers – 0.1%
Rite Aid Corp.
250,000	5.750	08/21/20	250,702

Gaming – 0.3%
Boyd Gaming Corp.
81,694	4.000	08/14/20	82,306
Scientific Games International, Inc.
248,087	6.000	10/18/20	249,404
724,612	6.000	10/01/21	727,330

			1,059,040

Health Care – Medical Products – 0.5%
Carestream Health, Inc.
229,452	5.000	06/07/19	212,746
250,000	9.500	12/07/19	221,667
Kinetic Concepts, Inc.
996,247	5.000	11/04/20	1,003,101

			1,437,514

Health Care – Services – 1.9%
Air Medical Group Holdings, Inc.
798,641	4.250	04/28/22	791,157
American Renal Holdings, Inc.
645,636	4.750	09/20/19	637,565
BPA Laboratories, Inc.
80,336	2.500	07/01/17	62,261
Community Health Systems, Inc.
440,218	4.083	12/31/18	429,213
239,975	4.000	01/27/21	226,356
Iasis Healthcare LLC
246,164	4.500	05/03/18	244,318
inVentiv Health, Inc.
750,000	4.750	09/28/23	749,595
Kindred Healthcare, Inc.
496,195	4.250	04/09/21	495,783

Bank Loans(g) – (continued)
Health Care – Services – (continued)
Quorum Health Corp.
640,660	6.750	04/29/22	594,212
Select Medical Corp.
493,248	6.000	06/01/18	494,175
U.S. Renal Care, Inc.
1,166,728	5.250	12/31/22	1,116,045

			5,840,680

Home Construction – 0.1%
The ServiceMaster Co.
246,231	4.250	07/01/21	246,386

Lodging – 0.2%
Hilton Worldwide Finance LLC
500,000	3.500	10/26/20	501,875

Media – Broadcasting & Radio – 1.1%
Cumulus Media Holdings, Inc.
800,000	4.250	12/23/20	550,000
EIG Investors Corp.
356,863	6.480	11/09/19	346,603
iHeart Communications, Inc.
1,500,000	7.284	01/30/19	1,133,175
250,000	8.034	07/30/19	188,332
Townsquare Media, Inc.
93,252	4.250	04/01/22	93,252
Tribune Media Co.
987,500	3.750	12/27/20	992,191

			3,303,553

Media – Cable – 0.6%
Charter Communications Operating LLC
995,000	3.500	01/24/23	1,000,662
Ziggo N.V.
360,936	3.500	01/15/22	360,637
295,655	3.500	01/15/22	295,410
63,866	3.500	01/15/22	63,813

			1,720,522

Media – Non Cable – 0.5%
Advantage Sales & Marketing, Inc.
246,231	4.250	07/23/21	243,665
203,488	7.500	07/25/22	191,916
Cengage Learning Acquisitions, Inc.
997,500	5.250	06/07/23	974,019

			1,409,600

Metals & Mining – 0.4%
Fairmount Santrol, Inc.
498,715	4.500	09/05/19	472,223
FMG Resources (August 2006) Pty Ltd.
730,765	3.750	06/30/19	730,078

			1,202,301

Packaging – 1.1%
Ardagh Holdings USA, Inc.
1,031,451	4.000	12/17/21	1,040,796

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(g) – (continued)
Packaging – (continued)
BWAY Holding Co., Inc.
$395,175	5.500%	08/14/20	$397,562
Klockner-Pentaplast of America, Inc.
700,360	4.250	04/28/20	703,022
Reynolds Group Holdings, Inc.
1,250,000	4.250	02/05/23	1,252,788

			3,394,168

Pharmaceutical – 0.6%
Catalent Pharma Solutions, Inc.
246,222	4.250	05/20/21	247,385
DPx Holdings B.V.
246,222	4.250	03/11/21	246,325
PRA Holdings, Inc.
241,247	4.500	09/23/20	242,151
Valeant Pharmaceuticals International, Inc.
956,897	5.500	04/01/22	953,308

			1,689,169

Property/Casualty Insurance – 0.2%
York Risk Services Holding Corp.
687,075	4.750	10/01/21	635,977

Real Estate – 0.2%
Communications Sales & Leasing, Inc.
500,000	3.500	10/24/22	501,625

Restaurants – 0.6%
1011778 B.C. Unlimited Liability Co.
1,478,682	3.750	12/10/21	1,484,848
Landry’s, Inc.
200,000	4.000	10/04/23	201,084

			1,685,932

Retailers – 1.2%
Academy Ltd.
371,183	5.000	07/01/22	359,699
Albertsons LLC
1,142,857	4.750	06/22/23	1,154,766
BJ’s Wholesale Club, Inc.
240,914	4.500	09/26/19	241,141
Gymboree Corp.
500,000	5.000	02/23/18	314,375
Microsemi Corp.
458,356	3.750	01/15/23	462,050
Rite Aid Corp.
750,000	4.875	06/21/21	752,190
Supervalu, Inc.
461,601	5.500	03/21/19	462,626

			3,746,847

Services Cyclical – Business Services – 0.5%
Ceridian LLC
243,924	4.500	09/15/20	239,045
TransUnion LLC
392,912	3.500	04/09/21	393,894

Bank Loans(g) – (continued)
Services Cyclical – Business Services – (continued)
Travelport Finance S.A.R.L.
732,067	5.000	09/02/21	736,093

			1,369,032

Special Purpose – 0.1%
KP Germany Erste GmbH
299,299	5.000	04/28/20	300,437

Technology – Hardware – 0.4%
Diebold, Inc.
555,000	5.250	11/06/23	560,783
Rackspace Hosting, Inc.
750,000	5.000	10/26/23	753,870

			1,314,653

Technology – Software/Services – 2.8%
Ancestry.com Operations, Inc.
250,000	5.250	10/19/23	250,390
Applied Systems, Inc.
761,331	4.000	01/25/21	762,473
BMC Software Finance, Inc.
1,087,231	5.000	09/10/20	1,069,900
Dell, Inc.
250,000	2.790	09/07/21	247,558
1,000,000	4.000	09/07/23	1,006,830
Emdeon, Inc.
246,174	3.750	11/02/18	246,636
Infor (US), Inc.
727,032	3.750	06/03/20	724,698
Informatica Corp.
742,500	4.500	08/05/22	728,444
Ion Trading Finance Ltd.
226,586	4.250	08/11/23	226,303
Kronos, Inc.
750,000	5.000	10/04/23	752,985
Magic NewCo. LLC
246,159	6.500	12/12/18	247,759
MKS Instruments, Inc.
177,009	4.250	05/01/23	178,262
ON Semiconductor Corp.
579,600	3.777	03/31/23	582,788
Syniverse Holdings, Inc.
695,401	4.000	04/23/19	639,769
321,860	4.000	04/23/19	295,911
Tibco Software, Inc.
498,734	6.500	12/04/20	498,734
Western Digital Corp.
123,690	4.500	04/29/23	125,015

			8,584,455

Telecommunications – Internet & Data – 1.0%
Asurion LLC
451,128	5.000	05/24/19	451,209
725,000	8.500	03/03/21	730,133

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
Bank Loans(g) – (continued)
	Telecommunications – Internet & Data – (continued)
	Avaya, Inc.
	$803,526	5.390%	10/26/17	$696,770
	343,781	6.250	05/29/20	281,285
	Level 3 Financing, Inc.
	900,000	4.000	01/15/20	904,050

				3,063,447

	Telecommunications – Satellites – 0.7%
	Intelsat Jackson Holdings SA
	2,277,083	3.750	06/30/19	2,174,865

	Transportation – 0.4%
	CEVA Group PLC
	54,585	6.500	03/19/21	43,430
	CEVA Intercompany B.V.
	56,123	6.500	03/19/21	44,653
	Ceva Logistics Canada ULC
	9,676	6.500	03/19/21	7,699
	Ceva Logistics US Holdings, Inc.
	77,412	6.500	03/19/21	61,591
	Syncreon Group Holdings B.V.
	680,779	5.250	10/28/20	608,447
	Uber Technologies
	500,000	5.000	07/13/23	503,440

				1,269,260

	Utilities – 0.6%
	TEX Operations Co. LLC
	669,258	5.000	08/04/23	675,114
	152,638	5.000	08/04/23	153,973
	Texas Competitive Electric Holdings Co.
	185,714	5.000	10/17/17	187,070
	814,286	5.000	10/17/17	820,230

				1,836,387

	TOTAL BANK LOANS
	(Cost $72,827,568)			$72,223,917

	U.S. Treasury Obligation – 0.8%
	United States Treasury Note
	$2,475,000	0.625%	06/30/18	$2,467,352
	(Cost $2,470,141)

	Structured Notes(b) – 0.3%
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA)
IDR	4,400,000,000	8.750%	05/19/31	$370,250
	7,855,000,000	8.375	03/17/34	632,861

	TOTAL STRUCTURED NOTES
	(Cost $853,645)			$1,003,111

Shares	Description	Value
Common Stocks – 0.3%
Electric Utilities – 0.1%
23,820	Te Holdcorp LLC/Te Holdcorp	$256,066

Health Care Services(f) – 0.0%
593	Millennium Health LLC	1,038

Oil, Gas & Consumable Fuels(f) – 0.2%
26,950	Midstates Petroleum Co., Inc.	505,851

TOTAL COMMON STOCKS
(Cost $678,907)		$762,955

Shares	Description	Value

Preferred Stock – 0.0%
Electric Utilities – 0.0%
Te Holdcorp LLC/Te Holdcorp
$16,329	0.000%	$97,976
(Cost $278,797)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $272,205,431)		$276,810,527

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(h) – 11.7%
Repurchase Agreements – 11.7%
Joint Repurchase Agreement Account II
$35,400,000	0.338%	11/01/16	$35,400,000
(Cost $35,400,000)

TOTAL INVESTMENTS – 102.7%
(Cost $307,605,431)			$312,210,527

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.7)%			(8,164,663)

NET ASSETS – 100.0%			$304,045,864

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2016

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $50,327,238, which represents approximately 16.6% of net assets as of October 31, 2016.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2016.
(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on October 31, 2016.
(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(f)	Security is currently in default and/or non-income producing.
(g)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on October 31, 2016. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(h)	Joint repurchase agreement was entered into on October 31, 2016. Additional information appears on pages 66-67.

Currency Abbreviations:
BRL	—Brazilian Real
CLP	—Chilean Peso
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
EUR	—Euro
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
THB	—Thai Baht
TRY	—Turkish Lira
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
BUBOR	—Budapest Interbank Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Citibank NA (London)	BRL	9,097,550	USD	2,782,125	$2,847,357	11/03/16	$65,232
	CLP	27,782,377	USD	42,062	42,480	11/16/16	418
	EUR	1,364,701	HUF	419,860,890	1,499,054	11/16/16	6,225
	HUF	71,439,753	EUR	231,000	254,006	11/16/16	264
	IDR	1,775,867,880	USD	135,407	135,982	11/16/16	575
	MXN	35,618,711	USD	1,808,089	1,880,953	11/16/16	72,864
	PEN	6,027,146	USD	1,784,499	1,788,420	11/16/16	3,921
	PHP	7,802,981	USD	160,654	160,862	11/16/16	207
	PLN	4,866,300	EUR	1,125,000	1,239,879	11/16/16	4,124
	RON	180,811	USD	44,000	44,060	11/16/16	61
	RUB	77,853,564	USD	1,203,716	1,222,973	11/16/16	19,257
	THB	24,921,270	USD	711,385	711,818	11/16/16	433
	TRY	524,846	USD	169,000	169,046	11/16/16	46
	USD	2,612,120	BRL	8,315,430	2,602,569	11/03/16	9,552
	USD	680,748	BRL	2,183,235	677,186	12/02/16	3,562
	USD	1,807,801	CNY	12,124,016	1,787,674	11/16/16	20,126
	USD	669,000	COP	1,981,102,462	657,125	11/16/16	11,875
	USD	869,632	EUR	776,000	853,224	12/07/16	16,409
	USD	539,622	HKD	4,182,593	539,346	11/16/16	275
	USD	183,464	IDR	2,385,027,672	182,627	11/16/16	837
	USD	1,102,000	MXN	20,657,048	1,090,857	11/16/16	11,143
	USD	817,714	MYR	3,389,943	807,058	11/16/16	10,656
	USD	174,898	PLN	669,617	170,611	11/16/16	4,286
	USD	924,000	RUB	58,419,221	917,687	11/16/16	6,313
	USD	62,000	THB	2,150,265	61,417	11/16/16	583
	ZAR	11,582,568	USD	844,742	856,285	11/16/16	11,543
TOTAL							$280,787

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Citibank NA (London)	BRL	1,566,889	USD	492,036	$490,406	11/03/16	$(1,630)
	BRL	6,748,541	USD	2,100,321	2,093,233	12/02/16	(7,088)
	COP	6,932,364,285	USD	2,373,487	2,299,440	11/16/16	(74,047)
	HUF	309,123,197	USD	1,129,073	1,099,098	11/16/16	(29,976)
	IDR	4,570,125,000	USD	350,000	349,945	11/16/16	(54)
	MXN	16,756,970	USD	892,743	884,903	11/16/16	(7,842)
	MYR	5,820,179	USD	1,411,366	1,385,635	11/16/16	(25,731)
	PLN	7,677,010	USD	2,007,037	1,956,017	11/16/16	(51,022)
	RON	2,268,689	USD	572,361	552,839	11/16/16	(19,522)
	THB	69,022,236	USD	1,991,909	1,971,458	11/16/16	(20,451)
	TRY	3,559,816	USD	1,187,163	1,146,572	11/16/16	(40,593)
	USD	724,000	BRL	2,349,009	735,195	11/03/16	(11,195)
	USD	293,000	BRL	945,335	293,220	12/02/16	(220)
	USD	65,000	HUF	18,285,228	65,014	11/16/16	(14)
	USD	2,693,102	IDR	35,359,555,744	2,707,560	11/16/16	(14,459)
	USD	1,183,810	INR	79,444,310	1,188,378	11/16/16	(4,567)

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Citibank NA (London) (continued)	USD	1,800,914	MXN	35,289,445	$1,863,566	11/16/16	$(62,651)
	USD	994,038	PEN	3,371,700	1,000,476	11/16/16	(6,438)
	USD	13,000	THB	455,195	13,002	11/16/16	(2)
	USD	1,311,767	ZAR	18,117,219	1,339,383	11/16/16	(27,616)
TOTAL							$(405,118)

FUTURES CONTRACTS — At October 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	(2)	December 2016	$(351,875)	$21,747
10 Year German Euro-Bund	(3)	December 2016	(534,066)	7,566
10 Year U.S. Treasury Notes	(27)	December 2016	(3,499,875)	2,713
TOTAL				$32,026

SWAP CONTRACTS — At October 31, 2016, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
BNP Paribas SA	BRL	4,300	01/02/18	12.795%	1 month Brazilian Interbank Deposit Average	$3,987
HSBC Bank PLC		8,203	01/02/18	11.965	1 month Brazilian Interbank Deposit Average	(6,838)
		6,852	01/02/18	12.625	1 month Brazilian Interbank Deposit Average	(486)
		8,583	01/02/18	12.730	1 month Brazilian Interbank Deposit Average	(1,080)
TOTAL						$(4,417)

*	There are no upfront payments on the swap contracts (s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged
Notional Amount (000s)	Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
HUF 165,504	11/02/21	6 month BUBOR	1.220%	$(629)
174,263	11/03/21	6 month BUBOR	1.230	—
TOTAL				$(629)

*	There are no upfront payments on the swap contracts(s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at October 31, 2016(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
BNP Paribas SA	People’s Republic of China, 7.500%, 10/28/27	$1,960	(1.000)%	12/20/21	1.091%	$8,974	$(2,581)
	Republic of Colombia, 10.375%, 01/28/33	1,998	(1.000)	12/20/21	1.735	83,840	(14,986)
	Republic of Peru, 8.750%, 11/21/33	1,100	(1.000)	12/20/21	1.035	12,521	(11,931)
	Republic of South Africa, 5.500%, 03/09/20	950	(1.000)	12/20/21	2.411	67,411	(4,453)
	Russian Federation, 7.500%, 03/31/30	1,180	(1.000)	12/20/21	2.215	72,283	(4,815)
	State of Qatar, 9.750%, 06/15/30	990	(1.000)	12/20/21	0.884	483	(7,330)
Citibank NA	Republic of Chile, 3.875%, 08/05/20	900	(1.000)	12/20/21	0.868	(1,540)	(5,401)
	Republic of Colombia, 10.375%, 01/28/33	900	(1.000)	12/20/21	1.735	32,349	(1,334)
TOTAL						$276,321	$(52,831)

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER CROSS CURRENCY SWAP CONTRACTS

						Rates Exchanged		Market Value
Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Termination Date(b)	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
BNP Paribas SA	TRY	10,063,972		$3,271,612	11/21/17	8.56%	3 month LIBOR	$5,167	$(37,135)
		$4,104,113	RUB	263,484,055	01/11/18	3 month LIBOR	8.68%	(115,345)	78,275
TOTAL								$(110,178)	$41,140

(b)	At the termination date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Consolidated Schedule of Investments

October 31, 2016

Shares	Description	Value
Common Stocks – 96.2%
Australia – 4.9%
161,085	Dexus Property Group (Equity Real Estate Investment Trusts (REITs))	$1,094,272
326,021	Goodman Group (Equity Real Estate Investment Trusts (REITs))	1,680,481
476,104	Mirvac Group (Equity Real Estate Investment Trusts (REITs))	755,260
508,814	Stockland (Equity Real Estate Investment Trusts (REITs))	1,708,821
323,102	Sydney Airport (Transportation Infrastructure)	1,535,959
710,457	Transurban Group (Transportation Infrastructure)	5,605,875
426,544	Vicinity Centres (Equity Real Estate Investment Trusts (REITs))	930,190
286,939	Westfield Corp. (Equity Real Estate Investment Trusts (REITs))	1,939,097

		15,249,955

Canada – 9.8%
3,632	Allied Properties Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	97,644
28,423	Boardwalk Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	1,043,003
19,110	Brookfield Canada Office Properties (Equity Real Estate Investment Trusts (REITs))	378,125
33,486	Canadian Apartment Properties REIT (Equity Real Estate Investment Trusts (REITs))	731,983
27,300	Canadian National Railway Co. (Road & Rail)	1,716,198
23,524	Canadian Pacific Railway Ltd. (Road & Rail)	3,362,991
94,069	Chartwell Retirement Residences (Health Care Providers & Services)	1,047,783
117,651	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	5,080,404
233,925	Inter Pipeline Ltd. (Oil, Gas & Consumable Fuels)	4,850,111
27,200	Keyera Corp. (Oil, Gas & Consumable Fuels)	816,426
166,796	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	5,124,628
132,261	TransCanada Corp. (Oil, Gas & Consumable Fuels)	5,987,391

		30,236,687

France – 3.5%
8,419	Aeroports de Paris (Transportation Infrastructure)	850,378
82,300	Eutelsat Communications SA (Media)	1,724,582
5,209	Fonciere Des Regions (Equity Real Estate Investment Trusts (REITs))	455,244

Common Stocks – (continued)
France – (continued)
333,414	Groupe Eurotunnel SE (Transportation Infrastructure)	$3,120,536
1,667	ICADE (Equity Real Estate Investment Trusts (REITs))	119,712
30,903	Klepierre (Equity Real Estate Investment Trusts (REITs))	1,262,937
24,255	Mercialys SA (Equity Real Estate Investment Trusts (REITs))	502,450
11,609	Unibail-Rodamco SE (Real Estate Investment Trusts)	2,755,570

		10,791,409

Germany – 1.4%
52,186	alstria office REIT AG* (Equity Real Estate Investment Trusts (REITs))	673,159
42,823	TLG Immobilien AG (Real Estate Management & Development)	897,799
20,267	VIB Vermoegen AG (Real Estate Management & Development)	444,962
64,328	Vonovia SE (Real Estate Management & Development)	2,267,876

		4,283,796

Hong Kong – 4.4%
336,500	Beijing Enterprises Holdings Ltd. (Industrial Conglomerates)	1,681,770
262,900	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	1,555,113
1,358,000	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	2,652,799
229,000	Link REIT (Equity Real Estate Investment Trusts (REITs))	1,629,091
611,000	New World Development Co. Ltd. (Real Estate Management & Development)	759,626
278,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	4,139,732
169,500	The Wharf Holdings Ltd. (Real Estate Management & Development)	1,270,861

		13,688,992

Ireland – 0.7%
416,201	Green REIT PLC (Equity Real Estate Investment Trusts (REITs))	621,363
658,350	Hibernia REIT PLC (Equity Real Estate Investment Trusts (REITs))	927,229
371,741	Irish Residential Properties REIT PLC (Equity Real Estate Investment Trusts (REITs))	479,493

		2,028,085

Japan – 5.3%
236	Activia Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	1,145,170

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
21	Frontier Real Estate Investment Corp. (Equity Real Estate Investment Trusts (REITs))	$98,776
51	GLP J-REIT (Equity Real Estate Investment Trusts (REITs))	63,909
40	Hoshino Resorts REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	234,518
734	Invincible Investment Corp. (Equity Real Estate Investment Trusts (REITs))	355,835
205	Japan Excellent, Inc. (Equity Real Estate Investment Trusts (REITs))	286,790
331	Japan Hotel REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	223,316
162	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts (REITs))	938,116
683	Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts (REITs))	1,553,822
509	Kenedix Retail REIT Corp. (Equity Real Estate Investment Trusts (REITs))	1,228,593
903	LaSalle Logiport REIT (Equity Real Estate Investment Trusts (REITs))	958,008
131,000	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	2,603,602
60,000	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	1,366,434
111	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	659,588
75	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	169,737
81,547	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	2,143,529
479,400	Tokyo Gas Co. Ltd. (Gas Utilities)	2,175,262

		16,205,005

Luxembourg(a) – 0.2%
19,870	Ado Properties SA (Real Estate Management & Development)	726,310

Mexico – 1.6%
1,140,530	Infraestructura Energetica Nova SAB de CV (Gas Utilities)	5,049,444

Netherlands – 0.5%
14,067	Eurocommercial Properties NV (Equity Real Estate Investment Trusts (REITs))	598,481

Common Stocks – (continued)
Netherlands – (continued)
20,181	Koninklijke Vopak NV (Oil, Gas & Consumable Fuels)	$1,018,586

		1,617,067

Singapore – 2.0%
828,600	Cache Logistics Trust (Equity Real Estate Investment Trusts (REITs))	494,744
522,537	ENN Energy Holdings Ltd. (Gas Utilities)	2,456,613
321,400	Frasers Logistics & Industrial Trust* (Equity Real Estate Investment Trusts (REITs))	222,853
584,200	Global Logistic Properties Ltd. (Real Estate Management & Development)	743,366
1,315,400	Keppel REIT (Equity Real Estate Investment Trusts (REITs))	1,031,705
894,000	Suntec Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	1,079,775

		6,029,056

Spain – 2.8%
44,659	Axiare Patrimonio SOCIMI SA (Equity Real Estate Investment Trusts (REITs))	634,481
117,400	Enagas SA (Gas Utilities)	3,365,265
245,222	Ferrovial SA (Construction & Engineering)	4,764,137

		8,763,883

Sweden – 0.6%
20,501	Atrium Ljungberg AB (Real Estate Management & Development)	318,904
25,964	Fabege AB (Real Estate Management & Development)	438,517
29,919	Hufvudstaden AB Class A (Real Estate Management & Development)	463,070
56,049	Kungsleden AB (Real Estate Management & Development)	353,407
18,406	Pandox AB (Hotels, Restaurants & Leisure)	291,818

		1,865,716

Switzerland – 1.1%
13,500	Flughafen Zuerich AG (Transportation Infrastructure)	2,481,623
8,645	PSP Swiss Property AG (Real Estate Management & Development)	773,542

		3,255,165

United Kingdom – 8.1%
66,433	Big Yellow Group PLC (Equity Real Estate Investment Trusts (REITs))	562,051
5,426	Derwent London PLC (Equity Real Estate Investment Trusts (REITs))	160,464

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Consolidated Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
376,895	Empiric Student Property PLC (Equity Real Estate Investment Trusts (REITs))	$510,912
12,032	Great Portland Estates PLC (Equity Real Estate Investment Trusts (REITs))	87,303
96,901	Hammerson PLC (Equity Real Estate Investment Trusts (REITs))	651,904
52,423	Kennedy Wilson Europe Real Estate PLC (Real Estate Investment Trusts)	650,708
75,969	Land Securities Group PLC (Equity Real Estate Investment Trusts (REITs))	927,627
906,506	National Grid PLC (Multi-Utilities)	11,791,627
69,930	Segro PLC (Equity Real Estate Investment Trusts (REITs))	374,549
149,249	Severn Trent PLC (Water Utilities)	4,248,549
62,042	Shaftesbury PLC (Equity Real Estate Investment Trusts (REITs))	696,026
79,143	The British Land Co. PLC (Equity Real Estate Investment Trusts (REITs))	566,616
351,565	Tritax Big Box REIT PLC (Equity Real Estate Investment Trusts (REITs))	584,369
271,032	United Utilities Group PLC (Water Utilities)	3,115,478

		24,928,183

United States – 49.3%
20,135	Acadia Realty Trust (Equity Real Estate Investment Trusts (REITs))	678,348
22,493	Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts (REITs))	2,424,970
38,263	American Campus Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	1,993,885
73,700	American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	8,636,903
17,723	Care Capital Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	470,900
122,264	Cheniere Energy, Inc.* (Oil, Gas & Consumable Fuels)	4,609,353
43,959	Chesapeake Lodging Trust (Equity Real Estate Investment Trusts (REITs))	954,350
30,250	Community Healthcare Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	676,995
22,900	Consolidated Edison, Inc. (Multi-Utilities)	1,730,095
9,523	CoreSite Realty Corp. (Equity Real Estate Investment Trusts (REITs))	702,226
23,104	Cousins Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	179,518
90,002	Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	8,189,282
28,285	CSX Corp. (Road & Rail)	862,975
52,784	CubeSmart (Equity Real Estate Investment Trusts (REITs))	1,376,079

Common Stocks – (continued)
United States – (continued)
26,115	CyrusOne, Inc. (Equity Real Estate Investment Trusts (REITs))	$1,164,990
58,073	DiamondRock Hospitality Co. (Equity Real Estate Investment Trusts (REITs))	531,368
826	Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	77,173
85,098	Duke Realty Corp. (Equity Real Estate Investment Trusts (REITs))	2,225,313
53,235	Empire State Realty Trust, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	1,041,809
166,446	Enbridge Energy Management LLC* (Oil, Gas & Consumable Fuels)	4,064,611
26,693	Equity LifeStyle Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	2,024,397
55,346	Equity One, Inc. (Equity Real Estate Investment Trusts (REITs))	1,577,361
54,106	Equity Residential (Equity Real Estate Investment Trusts (REITs))	3,341,046
13,341	Essex Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	2,856,175
129,827	Eversource Energy (Electric Utilities)	7,148,275
37,096	Extra Space Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	2,713,572
21,114	Federal Realty Investment Trust (Equity Real Estate Investment Trusts (REITs))	3,066,386
151,860	First Potomac Realty Trust (Equity Real Estate Investment Trusts (REITs))	1,354,591
80,709	Four Corners Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	1,620,637
103,793	General Growth Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	2,589,635
9,498	HCP, Inc. (Equity Real Estate Investment Trusts (REITs))	325,307
68,426	Hudson Pacific Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	2,300,482
14,733	Kilroy Realty Corp. (Equity Real Estate Investment Trusts (REITs))	1,058,271
315,413	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	6,443,888
65,740	MedEquities Realty Trust, Inc.* (Equity Real Estate Investment Trusts (REITs))	761,927
48,079	MGM Growth Properties LLC Class A (Equity Real Estate Investment Trusts (REITs))	1,265,439
137,156	Monogram Residential Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	1,445,624
36,462	National Retail Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	1,663,397
158,541	New York REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	1,493,456
109,317	NiSource, Inc. (Multi-Utilities)	2,542,714
61,199	NorthWestern Corp. (Multi-Utilities)	3,522,003

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
114,104	Pattern Energy Group, Inc. (Independent Power and Renewable Electricity Producers)	$2,550,224
106,264	PG&E Corp. (Electric Utilities)	6,601,120
77,581	Physicians Realty Trust (Equity Real Estate Investment Trusts (REITs))	1,533,776
30,829	ProLogis, Inc. (Equity Real Estate Investment Trusts (REITs))	1,608,041
5,167	Public Storage (Equity Real Estate Investment Trusts (REITs))	1,104,291
14,430	Regency Centers Corp. (Equity Real Estate Investment Trusts (REITs))	1,039,970
35,900	Republic Services, Inc. (Commercial Services & Supplies)	1,889,417
134,895	Retail Properties of America, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	2,100,315
50,607	Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts (REITs))	1,065,784
30,913	SBA Communications Corp. Class A* (Diversified Telecommunication Services)	3,501,825
64,203	Sempra Energy (Multi-Utilities)	6,876,141
21,644	Simon Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	4,024,918
4,731	SL Green Realty Corp. (Equity Real Estate Investment Trusts (REITs))	464,679
56,048	STORE Capital Corp. (Equity Real Estate Investment Trusts (REITs))	1,529,550
25,723	Sun Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	1,978,870
102,198	Sunstone Hotel Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	1,283,607
24,851	Taubman Centers, Inc. (Equity Real Estate Investment Trusts (REITs))	1,800,704
25,735	The Macerich Co. (Equity Real Estate Investment Trusts (REITs))	1,821,523
113,800	The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	3,322,960
55,280	Union Pacific Corp. (Road & Rail)	4,874,590
47,524	Ventas, Inc. (Equity Real Estate Investment Trusts (REITs))	3,219,751
24,580	Vornado Realty Trust (Equity Real Estate Investment Trusts (REITs))	2,280,532
26,683	Welltower, Inc. (Equity Real Estate Investment Trusts (REITs))	1,828,586

		152,006,900

TOTAL COMMON STOCKS
(Cost $285,697,312)		$296,725,653

Units	Description	Expiration Month	Value
Rights* – 0.0%
Spain – 0.0%
245,222	Ferrovial SA (Construction & Engineering)	11/18/16	$104,985

TOTAL RIGHTS
(Cost $109,900)			$104,985

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $285,807,212)			$296,830,638

Shares	Description	Expiration Month	Value
Short-term Investment(b) – 3.5%
Joint Repurchase Agreement Account II
$10,600,000	0.338%	11/01/16	$10,600,000
(Cost $10,600,000)

TOTAL INVESTMENTS — 99.7%
(Cost $296,407,212)			$307,430,638

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%			944,532

NET ASSETS — 100.0%			$308,375,170

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $ 726,310, which represents approximately 0.2% of net assets as of October 31, 2016.
(b)	Joint repurchase agreement was entered into on October 31, 2016. Additional information appears on pages 66-67.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Consolidated Schedule of Investments (continued)

October 31, 2016

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2016, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of November 1, 2016, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Multi-Manager Global Equity	$35,100,000	$35,100,378	$35,802,001
Multi-Manager Non-Core Fixed Income	35,400,000	35,400,382	36,108,001
Multi-Manager Real Assets Strategy	10,600,000	10,600,114	10,812,000

REPURCHASE AGREEMENTS — At October 31, 2016, the Principal Amount of the Funds’ interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
BNP Paribas Securities Co.	0.340%	$107,293	$108,210	$32,402
Citigroup Global Markets, Inc.	0.340	6,345,590	6,399,825	1,916,332
Merrill Lynch & Co., Inc.	0.340	25,392,576	25,609,607	7,668,413
Merrill Lynch & Co., Inc.	0.320	3,254,541	3,282,358	982,853
TOTAL		$35,100,000	$35,400,000	$10,600,000

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At October 31, 2016, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	3.500% to 8.000%	01/01/17 to 08/01/46
Federal National Mortgage Association	2.500 to 9.000	02/01/17 to 10/01/46
Government National Mortgage Association	2.500 to 7.500	02/15/25 to 10/20/46
United States Treasury Inflation Protected Securities	0.750	02/15/42
U.S. Treasury Bonds	3.125 to 8.750	08/15/20 to 05/15/44
U.S. Treasury Notes	0.875 to 4.250	11/15/17 to 07/31/23
United States Treasury Stripped Securities	0.000	02/15/29

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Assets and Liabilities

October 31, 2016

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund(a)
Assets:
Investments, at value (cost $606,116,673, $272,205,431 and $285,807,212)	$613,788,056	$276,810,527	$296,830,638
Repurchase agreement, at value which equals cost	35,100,000	35,400,000	10,600,000
Cash	699,014	—	—
Foreign currencies, at value (cost $582,044, $666,110 and $90,159, respectively)	581,006	660,264	89,689
Unrealized gain on forward foreign currency exchange contracts	5,532,160	280,787	—
Variation margin on certain derivative contracts	—	201,707	—
Unrealized gain on swap contracts	—	82,262	—
Receivables:
Investments sold	4,285,283	4,528,114	2,725,723
Dividends and interest	665,411	3,523,608	444,309
Foreign tax reclaims	246,323	26,592	73,423
Reimbursement from investment adviser	135,075	113,587	—
Investments sold on an extended-settlement basis	—	2,900,320	—
Due from broker — upfront payment	—	70,842	—
Collateral on certain derivative contracts(b)	—	120,031	—
Upfront payments made on swap contracts	—	283,028	—
Other assets	5,923	3,962	4,224
Total assets	661,038,251	325,005,631	310,768,006

Liabilities:
Due to custodian	—	2,599,083	75,021
Unrealized loss on forward foreign currency exchange contracts	13,369	405,118	—
Unrealized loss on swap contracts	—	98,370	—
Variation margin on certain derivative contracts	—	11,830	—
Payables:
Fund shares redeemed	50,514,921	6,201,961	—
Investments purchased	4,624,495	1,780,195	1,852,951
Management fees	320,969	142,174	157,831
Due to investment advisor	—	—	45,320
Transfer agency fees	11,279	5,259	5,283
Collateral on certain derivative contracts	—	300,000	—
Investments purchased on an extended-settlement basis	—	8,958,771	—
Upfront payments received on swap contracts	—	116,885	—
Accrued expenses and other liabilities	500,376	340,121	256,430
Total liabilities	55,985,409	20,959,767	2,392,836

Net Assets:
Paid-in capital	608,010,121	304,565,450	302,479,182
Undistributed (distributions in excess of) net investment income	2,856,628	(3,346,104)	(98,606)
Accumulated net realized loss	(18,980,134)	(1,556,546)	(5,021,494)
Net unrealized gain	13,166,227	4,383,064	11,016,088
NET ASSETS	$605,052,842	$304,045,864	$308,375,170
Shares Outstanding $0.001 par value (unlimited number of shares authorized):	63,762,142	31,685,607	33,649,786
Net asset value, offering and redemption price per share:	$9.49	$9.60	$9.17

(a)	Statement of Assets and Liabilities for the Multi-Manager Real Assets Strategy Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — MMRA, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes amounts segregated for initial margin and/or collateral on futures transactions and swaps transactions of $58,676, and $61,355, respectively, for Multi-Manager Non-Core Fixed Income Fund.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2016

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund(a)
Investment income:
Dividends (net of foreign withholding taxes of $856,130, $0 and $448,990)	$12,558,357	$108,102	$8,351,772
Interest (net of foreign withholding taxes of $0, $199,738 and $0)	118,299	16,211,715	40,493
Total investment income	12,676,656	16,319,817	8,392,265

Expenses:
Management fees	6,393,585	2,469,231	2,972,336
Custody, accounting and administrative services	994,235	435,630	388,284
Professional fees	269,005	256,524	290,843
Trustee fees	126,830	109,513	102,221
Transfer Agency fees	124,147	58,100	59,447
Registration fees	78,128	57,675	50,859
Printing and mailing costs	39,158	14,533	20,119
Other	106,197	76,961	66,345
Total expenses	8,131,285	3,478,167	3,950,454
Less — expense reductions	(2,843,398)	(1,433,576)	(1,373,547)
Net expenses	5,287,887	2,044,591	2,576,907
NET INVESTMENT INCOME	7,388,769	14,275,226	5,815,358

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(17,619,579)	(2,162,975)	(1,494,060)
Futures contracts	—	62,663	(13,365,473)
Swap contracts	—	(165,154)	—
Forward foreign currency exchange contracts	(2,974,663)	(808,614)	(3)
Foreign currency transactions	(848,339)	67,368	(233,020)
Net change in unrealized gain (loss) on:
Investments	21,435,405	10,652,141	7,656,591
Futures contracts	—	3,445	(85,229)
Swap contracts	—	(83,135)	—
Forward foreign currency exchange contracts	5,153,952	106,144	—
Foreign currency translation	(22,323)	(31,429)	(8,021)
Net realized and unrealized gain (loss)	5,124,453	7,640,454	(7,529,215)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,513,222	$21,915,680	$(1,713,857)

(a)	Statement of Operations for the Multi-Manager Real Assets Strategy Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — MMRA, Ltd. Accordingly, all interfund balances and transactions have been eliminated.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets

	Multi-Manager Global Equity Fund
	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015(a)
From operations:
Net investment income	$7,388,769	$959,728
Net realized loss	(21,442,581)	(404,386)
Net change in unrealized gain (loss)	26,567,034	(13,400,807)
Net increase (decrease) in net assets resulting from operations	12,513,222	(12,845,465)

Distributions to shareholders:
From net investment income	(2,625,036)	—
Total distributions to shareholders	(2,625,036)	—

From share transactions:
Proceeds from sales of shares	232,750,015	453,850,015
Reinvestment of distributions	2,625,036	—
Cost of shares redeemed	(79,364,935)	(1,850,010)
Net increase in net assets resulting from share transactions	156,010,116	452,000,005
TOTAL INCREASE	165,898,302	439,154,540

Net assets:
Beginning of year	439,154,540	—
End of year	$605,052,842	$439,154,540
Undistributed net investment income	$2,856,628	$1,604,703

(a)	Commenced operations on June 24, 2015.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

	Multi-Manager Non-Core Fixed Income Fund		Multi-Manager Real Assets Strategy Fund(a)
	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015(b)	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015(c)
From operations:
Net investment income	$14,275,226	$4,681,847	$5,815,358	$322,872
Net realized loss	(3,006,712)	(3,180,605)	(15,092,556)	(7,646,597)
Net change in unrealized gain (loss)	10,647,166	(6,264,102)	7,563,341	3,452,747
Net increase (decrease) in net assets resulting from operations	21,915,680	(4,762,860)	(1,713,857)	(3,870,978)

Distributions to shareholders:
From net investment income	(13,242,128)	(4,430,278)	(6,496,622)	—
From Capital	(938,032)	(181,066)	—	—
Total distributions to shareholders	(14,180,160)	(4,611,344)	(6,496,622)	—

From share transactions:
Proceeds from sales of shares	21,565,005	277,000,010	117,600,015	201,300,015
Reinvestment of distributions	14,180,160	4,611,344	6,496,622	—
Cost of shares redeemed	(10,121,966)	(1,550,005)	(4,940,015)	(10)
Net increase in net assets resulting from share transactions	25,623,199	280,061,349	119,156,622	201,300,005
TOTAL INCREASE	33,358,719	270,687,145	110,946,143	197,429,027

Net assets:
Beginning of year	270,687,145	—	197,429,027	—
End of year	$304,045,864	$270,687,145	$308,375,170	$197,429,027
Undistributed (distributions in excess of) net investment income:	$(3,346,104)	$(1,244,225)	$(98,606)	$52,137

(a)	Statement of Changes in Net Assets for the Multi-Manager Real Assets Strategy Fund is consolidated and includes the balances of wholly-owned subsidiary, Cayman Commodity — MMRA, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations March 31, 2015.
(c)	Commenced operations on June 30, 2015.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distribution to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - Institutional	$9.46	$0.11	$(0.04)	$0.07	$(0.04)

FOR THE PERIOD ENDED OCTOBER 31, 2015
2015 - Institutional (Commence June 24, 2015)	10.00	0.02	(0.56)	(0.54)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.49	0.74%	$605,053	0.85%		1.31%		1.19%		47%

9.46	(5.40)	439,155	0.85	(d)	1.34	(d)	0.74	(d)	10

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - Institutional	$9.37	$0.46	$0.23	$0.69	$(0.43)	$(0.03)	$(0.46)

FOR THE PERIOD ENDED OCTOBER 31,
2016 - Institutional (Commenced March 31, 2015)	10.00	0.25	(0.63)	(0.38)	(0.24)	(0.01)	(0.25)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.60	7.54%	$304,046	0.70%		1.20%		4.91%		96%

9.37	(3.84)	270,687	0.70	(d)	1.19	(d)	4.45	(d)	82

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEAR ENDED OCTOBER 31,
2016 - Institutional	$9.57	$0.18	$(0.38)	$(0.20)	$(0.20)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - Institutional (Commenced June 30, 2015)	10.00	0.02	(0.45)	(0.43)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.17	(2.14)%	$308,375	0.87%		1.33%		1.96%		93%

9.57	(4.30)	197,429	0.90	(d)	1.42	(d)	0.67	(d)	35

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements

October 31, 2016

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Multi-Manager Global Equity (Commenced June 24, 2015)	Institutional	Diversified
Multi-Manager Non-Core Fixed Income (Commenced March 31, 2015)	Institutional	Non-diversified
Mutli-Manager Real Assets Strategy (Commenced June 30, 2015)	Institutional	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. As of October 31, 2016, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager Global Equity Fund with Causeway Capital Management LLC, Epoch Investment Partners, Inc., Fisher Asset Management, LLC, GW&K Investment Management, LLC, Legal & General Investment Management America, Inc, Parametric Portfolio Associates LLC, Principal Global Investors, LLC, Robeco Investment Management, Inc., doing business as Boston Partners, Russell Investments Implementation Services, LLC, Scharf Investments, LLC, Vulcan Value Partners, LLC and WCM Investment Management; for the Multi-Manager Non-Core Fixed Income Fund with Ares Capital Management II, LLC, BlueBay Asset Management, LLP, Lazard Asset Management LLC and Symphony Asset Management LLC; and for the Multi-Manager Real Assets Strategy Fund with PGIM Real Estate, a business unit of PGIM, Inc. Presima Inc., RARE Infrastructure (North America) Pty Limited and RREEF America L.L.C. (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for Goldman Sachs Multi-Manager Real Assets Strategy Fund — The Cayman Commodity- MMRA, Ltd., (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on June 30, 2015 and is currently a wholly-owned subsidiary of the Multi-Manager Real Assets Strategy Fund (the “Fund”). The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 30, 2015, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of October 31, 2016, the Fund’s net assets were $308,375,170, of which, $0, or 0.0%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

D.   Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro-rata basis depending upon the nature of the expenses, and are accrued daily.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Multi-Manager Global Equity	Annually	Annually
Multi-Manager Non-Core Fixed Income	Daily/Monthly	Annually
Multi-Manager Real Asset Strategies	Quarterly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. As of the date of the financial statements, short-term debt obligations that mature in sixty days or less and did not exhibit signs of credit deterioration were valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016,

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

such securities were valued at amortized cost. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Option Contracts — When a Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Short Term Investments — As of the date of the financial statements, short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. These investments are classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2016:

MULTI-MANAGER GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$248,228	$4,386,023	$—
Asia	28,611,114	100,908,962	8,215
Australia and Oceania	273,578	10,932,801	—
Europe	34,789,216	171,895,724	—
North America	250,273,162	2,736,706	—
South America	7,181,298	1,082,307	—
Exchange Traded Fund	460,722	—	—
Short-term Investments	—	35,100,000	—
Total	$321,837,318	$327,042,523	$8,215

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$5,532,160	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(13,369)	$—

MULTI-MANAGER NON-CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Debt Obligations	$—	$102,515,435	$—
Corporate Obligations	—	97,739,781	—
Bank Loans	—	72,223,917	—
U.S. Treasury Obligations	2,467,352	—	—
Structured Notes	—	1,003,111	—
Common Stock and/or Other Equity Investments(a)
North America	506,889	354,042	—
Short-term Investments	—	35,400,000	—
Total	$2,974,241	$309,236,286	$—

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER NON-CORE FIXED INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$280,787	$—
Futures Contracts	32,026	—	—
Interest Rate Swap Contracts	—	3,987	—
Cross Currency Swap Contracts	—	78,275	—
Total	$32,026	$363,049	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(405,118)	$—
Interest Rate Swap Contracts	—	(9,033)	—
Credit Default Swap Contracts	—	(52,831)	—
Cross Currency Swap Contracts	—	(37,135)	—
Total	$—	$(504,117)	$—

MULTI-MANAGER REAL ASSET STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$35,923,053	$—
Australia and Oceania	—	15,249,955	—
Europe	4,179,050	54,080,564	—
North America	187,293,031	104,985	—
Short-term Investments	—	10,600,000	—
Total	$191,472,081	$115,958,557	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of October 31, 2016. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Manager Global Equity
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$5,532,160	Payable for unrealized loss on forward foreign currency exchange contracts	$(13,369)

Multi-Manager Non-Core Fixed Income
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$36,013	Receivable for unrealized loss on swap Contracts; Variation margin on certain derivative contracts	$(9,033)	(a)
Credit		—	Payable for unrealized loss on swap contracts	(52,831)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Receivable for unrealized loss on swap contracts	359,062	Payable for unrealized loss on forward foreign currency exchange contracts; Payable for unrealized loss on swap contracts	(442,253)
Total		$395,075		$(504,117)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(2,974,663)	$5,153,952	61

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Multi-Manager Non-Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$298,017	$(81,110)	69
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(288,837)	(39,720)	11
Currency	Net realized gain (loss) from forward foreign currency exchange contracts and swap contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts and swap contracts	(920,285)	147,284	111
Total		$(911,105)	$26,454	191

Multi-Manager Real Assets Strategy
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts/Net unrealized gain (loss) on futures contracts	$(13,365,473)	$(85,229)	348
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(3)	—	1
Total		$(13,365,476)	$(85,229)	349

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2016.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized,

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

4. INVESTMENTS IN DERIVATIVES (continued)

contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2016, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate*
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Multi-Manager Global Equity	1.03%	0.93%	0.89%	0.87%	0.84%	1.03%	0.59%
Multi-Manager Non-Core Fixed Income	0.85	0.85	0.77	0.73	0.71	0.85	0.54
Multi-Manager Real Asset Strategy	1.00	0.90	0.86	0.84	0.82	1.00	0.58	^

*	GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers (including, with respect to the Multi-Manager Real Assets Strategy Fund, an Underlying Manager of the Subsidiary). These arrangements will remain in effect through at least February 28, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Board of Trustees.
^	Reflects combined management fees paid to GSAM under the Agreement and the Fund’s Subsidiary Agreement (as defined below) after the waivers.

GSAM also provides management services to the Subsidiary of the Multi-Manager Real Assets Strategy Fund pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.43% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended October 31, 2016, GSAM waived $43,266 of the Fund’s management fee. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates of 0.02% of the average daily net assets of Institutional Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit each Fund’s “Total Annual Operating Expenses” (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Expense limitations as an annual percentage rate of average daily net assets for the Multi-Manager Global Equity, Non Core Fixed Income and

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Multi-Manager Real Asset Strategy are 0.85%, 0.70%, and 0.90% respectively. These Expense limitations will remain in place through at least February 28, 2017, and prior to such dates GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Total Annual Operating” limitations described above.

For the fiscal year ended October 31, 2016, these expense reductions, including any fee waivers, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Annual Operating Expense Reductions
Multi-Manager Global Equity	$2,708,324	$135,074	$2,843,398
Multi-Manager Non-Core Fixed Income	891,487	542,089	1,433,576
Multi-Manager Real Asset Strategy	1,253,208	120,339	1,373,547

D.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2016, Goldman Sachs earned $1,336 and $516 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of Multi-Manager Global Equity and Multi-Manager Real Assets Strategy respectively.

E.  Line of Credit Facility — As of October 31, 2016, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2016, the Funds did not have any borrowings under the facility.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2016, were as follows:

Fund	Purchases of Government Securities	Purchases Excluding Government Securities	Sales of Government Securities	Sales Excluding Government Securities
Multi-Manager Global Equity	$—	$469,239,368	$—	$273,022,061
Multi-Manager Non-Core Fixed Income	16,030,931	258,958,025	13,852,592	237,034,869
Multi-Manager Real Assets Strategy	—	398,047,510	—	254,208,630

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows:

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Distribution paid from:
Ordinary income	$2,625,036	$13,242,128	$6,496,622
Tax return of capital	$—	$938,032	$—

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows:

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Distribution paid from:
Ordinary income	$—	$4,430,286	$—
Tax return of capital	$—	$181,058	$—

As of October 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Undistributed ordinary income — net	$8,571,771	$—	$1,315,221
Total undistributed earnings	$8,571,771	$—	$1,315,221
Capital loss carryforwards(1)
Perpetual Short-Term	(13,909,366)	(750,532)	(194,674)
Perpetual Long-Term	(3,494,098)	(154,194)	—
Total capital loss carryforwards	$(17,403,464)	$(904,726)	$(194,674)
Timing differences (Straddle Deferrals)	$(80,839)	$(2,196,843)	$—
Unrealized gains — net	5,955,253	2,581,983	4,775,441
Total accumulated earnings (losses) net	$(2,957,279)	$(519,586)	$5,895,988

(1)	The Multi-Manager Non-Core Fixed Income and Multi-Manager Real Asset Strategy Funds utilized $295,473 and $1,547,113, respectively of capital losses in the current fiscal year.

As of October 31, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Tax Cost	$643,051,342	$309,433,951	$302,647,610
Gross unrealized gain	46,697,515	9,241,063	20,911,838
Gross unrealized loss	(40,860,801)	(6,464,487)	(16,128,810)
Net unrealized gains on securities	$5,836,714	$2,776,576	$4,783,028
Net unrealized gain (loss) on other investments	118,539	(194,593)	(7,587)
Net unrealized gains	$5,955,253	$2,581,983	$4,775,441

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of underlying fund investments, passive foreign investment company investments, and swap transactions.

In order to present certain Components of the Funds’ Capital accounts on a tax-basis, certain reclassifications have been recorded to the funds accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from differences in the tax treatment of foreign currency transactions, underlying fund investments, swap transactions and passive foreign investment company investments.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Multi-Manager Global Equity Fund	—	3,511,808	(3,511,808)
Multi-Manager Non-Core Fixed Income	—	3,134,977	(3,134,977)
Multi-Manager Real Assets Strategy	(13,730,753)	13,200,232	530,521

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds’ investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Industry Concentration — The Multi-Manager Real Assets Strategy Fund concentrates its investments in the real estate group of industries, which has historically experienced substantial price volatility. This concentration subjects the Fund to greater risk of

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

8. OTHER RISKS (continued)

loss as a result of adverse economic, business or other developments than if its investments were diversified across different industries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make the Funds more volatile. When the Funds use leverage, the sum of each Fund’s investment exposure may significantly exceed the amount of assets invested in each Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. Each Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Funds to liquidate portfolio positions to satisfy their obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by each Fund can substantially increase the adverse impact to which each Fund’s investment portfolio may be subject.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

8. OTHER RISKS (continued)

difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

Non-Diversification Risk — The Multi-Manager Non Core Fixed Income Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Tax Risk — The Multi-Manager Real Assets Strategy Fund may seek to gain exposure to the commodity markets through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLR, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

8. OTHER RISKS (continued)

the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. The Fund has obtained an opinion of counsel that the Funds’ income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income”, in which case the Fund would fail to qualify as regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. Effective December 1, 2016, Epoch Investment Partners, Inc. is no longer an Underlying Manager for the Goldman Sachs Multi-Manager Global Equity Fund. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager Global Equity Fund

	For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015(a)

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	25,427,589	$232,750,015	46,612,176	$453,850,015
Reinvestment of distributions	284,095	2,625,036	—	—
Shares redeemed	(8,365,099)	(79,364,935)	(196,619)	(1,850,010)
NET INCREASE	17,346,585	$156,010,116	46,415,557	$452,000,005

(a)	Commenced operations on June 24, 2015.

	Multi-Manager Non-Core Fixed Income Fund

	For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015(a)

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	2,361,601	$21,565,005	28,553,941	$277,000,010
Reinvestment of distributions	1,515,954	14,180,160	482,606	4,611,344
Shares redeemed	(1,066,293)	(10,121,966)	(162,202)	(1,550,005)
NET INCREASE	2,811,262	$25,623,199	28,874,345	$280,061,349

(a)	Commenced operations March 31, 2015.

	Multi-Manager Real Assets Strategy Fund

	For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	12,846,967	$117,600,015	20,625,771	$201,300,015
Reinvestment of distributions	698,834	6,496,622	—	—
Shares redeemed	(521,785)	(4,940,015)	(1)	(10)
NET INCREASE	13,024,016	$119,156,622	20,625,770	$201,300,005

(a)	Commenced operations on June 30, 2015.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of

the Goldman Sachs Strategic Multi-Asset Class Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund, and Goldman Sachs Multi-Manager Real Assets Strategy Fund (collectively the “Funds”), funds of the Goldman Sachs Trust II, at October 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (consolidated financial statements and financial highlights for Goldman Sachs Multi-Manager Real Assets Strategy Fund) (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2016

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Fund Expenses — Period Ended October 31, 2016 (Unaudited)

As a shareholder of Institutional Shares of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016, which represents a period of 184 days in a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager Global Equity Fund			Multi-Manager Non-Core Fixed Income Fund				Multi-Manager Real Assets Strategy Fund
Share Class	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid for the 6 months ended 10/31/16*	Beginning Account Value 5/1/16	Ending Account Value 10/31/16		Expenses Paid for the 6 months ended 10/31/16*	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid for the 6 months ended 10/31/16*
Institutional
Actual	$1,000.00	$1,025.90	$4.89	$1,000.00	$1,040.70		$3.59	$1,000.00	$1,001.30	$4.63
Hypothetical 5% return	1,000.00	1,020.31	4.88	1,000.00	1,021.62	+	3.56	1,000.00	1,020.51	4.67

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional
Multi-Manager Global Equity	0.85%
Multi-Manager Non-Core Fixed Income	0.70
Multi-Manager Real Assets Strategy	0.85

+

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Goldman Sachs Multi-Manager Non-Core Fixed Income Fund, Goldman Sachs Multi-Manager Global Equity Fund, and Goldman Sachs Multi-Manager Real Assets Strategy Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. Each Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International (collectively, the “Investment Adviser”) are responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. The Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with the Investment Adviser on behalf of the Funds.

The Management Agreement was most recently approved for continuation until August 31, 2017 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “1940 Act”), of any party thereto (the “Independent Trustees”), at a meeting held on August 3, 2016 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreements (each a “Designated Sub-Advisory Agreement”) between the Investment Adviser and (i) each of Ares Capital Management II LLC, BlueBay Asset Management LLP, Lazard Asset Management LLC, and Symphony Asset Management LLC (on behalf of Goldman Sachs Multi-Manager Non-Core Fixed Income Fund); (ii) Causeway Capital Management LLC, Epoch Investment Partners, Inc., Fisher Asset Management, LLC, GW&K Investment Management, LLC, Parametric Portfolio Associates LLC, Principal Global Investors, LLC, Robeco Investment Management, Inc. d/b/a Boston Partners, Russell Investment Implementation Services, LLC, Scharf Investments, LLC, Vulcan Value Partners, LLC (“Vulcan”), and WCM Investment Management (on behalf of Goldman Sachs Multi-Manager Global Equity Fund); and (iii) PGIM Real Estate, a business unit of PGIM Inc. and RREEF America L.L.C. (on behalf of Goldman Sachs Multi-Manager Real Assets Strategy Fund) (collectively, the “Designated Sub-Advisers” and together with all sub-advisers serving from time to time, the Sub-Advisers).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement or the Designated Sub-Advisory Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams and the Sub-Advisers or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, commingled investment vehicles with comparable investment strategies managed by the Investment Adviser, and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on the degree to which the Fund’s peer group and/or benchmark index was relevant to the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	comparative information on the advisory fees charged and services provided by the Investment Adviser to certain collective investment vehicles that it manages with comparable investment strategies;
(f)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; information on the Sub-Advisers’ compensation arrangements; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (including the Sub-Advisers), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets and share purchase and redemption activity.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates. In addition, the

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Trustees reviewed the Sub-Adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management and compliance.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of June 30, 2016 or by the Investment Adviser using the Outside Data Provider peer groups. The information on each Fund’s investment performance was provided for the one-year period ending on June 30, 2016, to the extent that each Fund had been in existence for that period. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. The Trustees considered the Investment Adviser’s representations that each Fund had significant differences from its Outside Data Provider peer group and/or benchmark index that caused them to be imperfect bases for comparison. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Funds’ performance to that of comparable unregistered funds for which the Investment Adviser also serves as investment adviser. They considered that the unregistered funds provide an imperfect performance comparison because they are not subject to the requirements of the 1940 Act.

In addition, the Trustees considered materials prepared and presentations made throughout the year by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that Goldman Sachs Multi-Manager Non-Core Fixed Income Fund had placed in the second quartile of its performance peer group, and had underperformed its benchmark index. The Trustees noted that the Goldman Sachs Multi-Manager Global Equity Fund had placed in the second quartile of its performance peer group, and had underperformed its benchmark index. The Trustees noted that the Goldman Sachs Real Assets Strategy Fund had placed in the third quartile of its performance peer group, and had underperformed its benchmark index.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by each Fund thereunder, and the net amount retained by the Investment Adviser after payment of sub-advisory fees. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees also considered comparative fee information for services provided by the Investment Adviser to collective investment vehicles having investment objectives and policies similar to those of each Fund except Goldman Sachs Multi-Manager Real Assets Strategy Fund. They considered information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive. They also noted that certain of these types of accounts have a compensation structure which includes performance fees, and also pay additional asset-based fees and performance fees to the managers of underlying hedge funds. The analyses also compared each Fund’s transfer agency and custody fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They considered the Investment Adviser’s undertaking to waive a portion of the management fees payable by the Funds. In this regard, the Trustees noted that the Investment Adviser’s institutional clients that are invested in the Funds pay a single management fee for the Investment Adviser’s management of their accounts, and that the Investment Adviser waives a portion of the management fee with respect to each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s sub-advisers. The Trustees also considered the Investment Adviser’s undertaking to limit each Fund’s “other expenses” ratios (excluding certain expenses) to a specified level.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management and transfer agency), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. The Trustees considered profitability information for each Fund in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Global Equity Fund	Multi-Manager Real Assets Strategy Fund
First $1 billion	0.85%	1.03%	1.00%
Next $1 billion	0.85	0.93	0.90
Next $3 billion	0.77	0.89	0.86
Next $3 billion	0.73	0.87	0.84
Over $8 billion	0.71	0.84	0.82

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. The Independent Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (g) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers (including the Sub-Advisers) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (d) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (e) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Management Agreement should be approved and continued with respect to each Fund until August 31, 2017.

Designated Sub-Advisory Agreements

Nature, Extent, and Quality of the Services Provided Under the Designated Sub-Advisory Agreements and Performance

In evaluating the Designated Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Designated Sub-Advisers. In evaluating the nature, extent, and quality of services provided by each Designated Sub-Adviser, the Trustees considered information on the services provided to the Funds by each Designated Sub-Adviser, including information about each Designated Sub-Adviser’s (a) personnel and organizational structure; (b) track record in managing funds and/or accounts with investment strategies similar to those employed on behalf of the Funds; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. The Trustees also reviewed the operations and investment performance of each Designated Sub-Adviser’s respective sleeve of each Fund since its inception. In considering each Designated Sub-Adviser’s investment performance, the Trustees reviewed a comparison of each Designated Sub-Adviser to relevant benchmark indices based on various metrics, including realized beta, excess return, alpha, and volatility. The Trustees also reviewed the services provided to each Fund under each Designated Sub-Advisory Agreement.

Costs of Services Provided

The Trustees reviewed the terms of each Designated Sub-Advisory Agreement, including the fee schedules for the Designated Sub-Advisers. They considered the breakpoints (if applicable) in the sub-advisory fee rate payable under each Designated Sub-Advisory Agreement. The Trustees noted that the compensation paid to each Designated Sub-Adviser would be paid by the Investment Adviser, not by the Funds. They noted that the Investment Adviser believes that the relationship between the management fees paid by the Funds and the sub-advisory fees paid by the Investment Adviser is appropriate given the level of services the Investment Adviser provides to the Funds and significant differences in cost drivers and risks associated with the respective services offered by the Investment Adviser and each Designated Sub-Adviser, as well as the management fee waivers and expense limitations that substantially reduce the fees retained by the Investment Adviser. In this regard, the Trustees considered that at their meeting held on May 4, 2016, they had approved an amendment to the Sub-Advisory Agreement with Vulcan on behalf of Goldman Sachs Multi-Manager Global Equity Fund, which reflected a reduction from the prior fee schedule. They noted that the fee reduction benefitted shareholders of the Fund in light of the existing management fee waiver arrangement. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser with respect to each Fund in light of the overall management fee to be paid by each Fund.

Conclusion

In connection with their consideration of the Designated Sub-Advisory Agreements at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

information provided, the Trustees present concluded that each Designated Sub-Advisory Agreement should be approved and continued until August 31, 2017.

Amendment to Designated Sub-Advisory Agreements

Upon the recommendation of the Investment Adviser, at a meeting held on September 14, 2016, the Trustees, including all of the Independent Trustees present, approved amendments to the Sub-Advisory Agreements with RARE Infrastructure (North America) Pty Ltd (“RARE”) (on behalf of Goldman Sachs Multi-Manager Real Assets Strategy Fund) and WCM Investment Management (“WCM”) (on behalf of Goldman Sachs Multi-Manager Global Equity Fund). The Trustees considered that the amendment to the Sub-Advisory Agreement with WCM would reduce WCM’s sub-advisory fee after giving effect to breakpoints. They noted that the amended Sub-Advisory Agreement would benefit shareholders of Goldman Sachs Multi-Manager Global Equity Fund in light of the Fund’s existing management fee waiver arrangement. The Trustees noted that the fee schedule for the Sub-Advisory Agreement with RARE was being revised to remove the provision that total assets for purposes of applying breakpoints also included assets managed by RARE on behalf of any fund organized under the European Union Directive on Undertakings for Collective Investment in Transferable Securities (UCITS) pursuant to a sub-advisory agreement with the Investment Adviser. The Trustees considered that at the time of the approval of the amended Sub-Advisory Agreement RARE had not yet been allocated assets of Goldman Sachs Multi-Manager Real Assets Strategy Fund.

New Sub-Advisory Agreements

In addition to the actions taken by the Trustees to approve the continuation of the Management Agreement and the Designated Sub-Advisory Agreements, upon the recommendation of the Investment Adviser, at meetings held on May 4, 2016 and September 14, 2016, the Trustees, including all of the Independent Trustees present, approved sub-advisory agreements (each, a “New Sub-Advisory Agreement”) between the Investment Adviser and Legal & General Investment Management America, Inc. (“Legal & General”) (on behalf of Goldman Sachs Multi-Manager Global Equity Fund); and Presima Inc. and RARE Infrastructure (North America) Pty Ltd (on behalf of Goldman Sachs Multi-Manager Real Assets Strategy Fund) (each, a “New Sub-Adviser” and, collectively, the “New Sub-Advisers”). In connection with their evaluation of the New Sub-Advisory Agreements, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel. In addition, the Trustees received information prepared by each New Sub-Adviser in a written response to a formal request from the Investment Adviser.

Nature, Extent, and Quality of the Services Provided Under the New Sub-Advisory Agreements

In evaluating the New Sub-Advisory Agreements, they relied on the information provided by the Investment Adviser and each New Sub-Adviser. In evaluating the nature, extent, and quality of services to be provided by each New Sub-Adviser, the Trustees considered information on the services to be provided to the Fund by the New Sub-Adviser, including information about the New Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing funds and/or accounts with investment strategies similar to those to be employed on behalf of the Fund (or, with respect to Legal & General, its expected tracking error to the index used in managing its sleeve of the Fund); (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they considered assessments provided by the Investment Adviser of each New Sub-Adviser, the New Sub-Adviser’s investment strategies and personnel and its compliance program. The Trustees considered that that certain of the New Sub-Advisers manage other assets for the Investment Adviser’s clients. They noted that, because none of the New Sub-Advisers had previously provided services to the Fund for which they were being proposed, there was no performance information to evaluate with respect to the Funds.

Costs of Services to be Provided

The Trustees reviewed the terms of the New Sub-Advisory Agreements and the proposed fee schedules, including any breakpoints. They noted that the compensation paid to the New Sub-Advisers would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the New Sub-Advisory Agreements were the result of arms’ length negotiations between the Investment Adviser and the applicable New Sub-Adviser. They considered GSAM’s undertaking to waive the portion of its management fee which is in excess of the weighted average of the Fund’s sub-advisory fees.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Conclusion

In connection with their consideration of the New Sub-Advisory Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, the Trustees present concluded that each New Sub-Advisory Agreement should be approved for a period of two years from the time of its approval.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 2012

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Cheryl K. Beebe Age: 60	Trustee	Since 2015	Ms. Beebe is retired. She is Director, Convergys Corporation (2015-Present); Director, Packaging Corporation of America (2008-Present); and was formerly Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a global corn refining and manufacturing company) (2004-2014). Trustee — Goldman Sachs Trust II.	17	Convergys Corporation (a customer management company); Packaging Corporation of America (producer of container board)
John P. Coblentz, Jr. Age: 75	Trustee	Since 2012

Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (a consulting company) (2004-2006); and Director, Elderhostel, Inc. (a not-for profit organization) (2006-2012). Previously, Mr. Coblentz served as Trustee of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (2003-2015).

Trustee — Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				36	None
Lawrence Hughes Age: 58	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as Chairman of the Board of Directors, Ellis Memorial and Eldredge House (a not-for-profit organization) (2012-Present). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	17	None
John F. Killian Age: 61	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II.	17	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 77	Trustee	Since 2012

Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Previously, Mr. Strubel served as Trustee of Goldman Sachs Trust (1987-2015) and Goldman Sachs Variable Insurance Trust (1997-2015).

Trustee — Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				36	None
Westley V. Thompson Age: 61	Trustee	Since 2016	Mr. Thompson is retired. Formerly, he was President, Sun Life Financial, Inc. (a financial services company) (2008-2014); and held senior management positions at various insurance companies including affiliates of Lincoln National Corporation (1998-2008), Cigna Corporation (1994-1997), and Aetna, Inc. (1979-1994). Previously, Mr. Thompson served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	17	None

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2012	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2016, Goldman Sachs Trust II consisted of 17 portfolios (15 of which offered shares to the public); Goldman Sachs Trust consisted of 92 portfolios (91 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-621-2550.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	President and Trustee	Since 2012

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2012 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of October 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust II — Strategic Multi-Asset Class Funds — Tax Information (Unaudited)

For the year ended October 31, 2016, 26.36% and 21.67% of the dividends paid from net investment company taxable income by the Multi-Manager Global Equity and Multi-Manager Real Assets Strategy Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2016, 100% and 51.92% of the dividends paid from net investment company taxable income by the Multi-Manager Global Equity, and Multi-Manager Real Assets Strategy, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

From distributions paid during the year ended October 31, 2016, the total amount of income received by the Multi-Manager Global Equity Fund from sources within foreign countries and possessions of the United States was $0.0125 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Multi-Manager Global Equity Fund was 39.18%. The total amount of taxes paid by the Multi-Manager Global Equity Fund to such countries was $0.0013 per share.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.15 trillion in assets under supervision as of September 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

■	Financial Square Treasury Solutions Fund[1]
■	Financial Square Government Fund[1]
■	Financial Square Money Market Fund[2]
■	Financial Square Prime Obligations Fund[2]
■	Financial Square Treasury Instruments Fund[1]
■	Financial Square Treasury Obligations Fund[1]
■	Financial Square Federal Instruments Fund[1]
■	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

■	Investor Money Market Fund[3]
■	Investor Tax-Exempt Money Market Fund[3,4]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short-Term Conservative Income Fund[5]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[6]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	N-11 Equity Fund

Select Satellite

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund
■	Global Infrastructure Fund

Total Portfolio Solutions

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[7]
■	Balanced Strategy Portfolio
■	Multi-Manager U.S. Small Cap Equity Fund
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax-Advantaged Global Equity Portfolio
■	Strategic Factor Allocation Fund
■	Target Date 2020 Portfolio
■	Target Date 2025 Portfolio
■	Target Date 2030 Portfolio
■	Target Date 2035 Portfolio
■	Target Date 2040 Portfolio
■	Target Date 2045 Portfolio
■	Target Date 2050 Portfolio
■	Target Date 2055 Portfolio
■	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[5]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Cheryl K. Beebe John P. Coblentz, Jr. Lawrence Hughes James A. McNamara John F. Killian Richard P. Strubel Westley V. Thompson	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President, and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds uses to determine how to vote proxies relating to portfolio securities and information regarding how Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (’’SEC’’) web site at http://www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of October 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit. Past correlations are not indicative of future correlations, which may vary.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about each Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

© 2016 Goldman Sachs. All rights reserved. 74839-TMPL-12/2016 SMACAR-16/169

Goldman Sachs Funds

Annual Report	October 31, 2016

Target Date Portfolios
Target Date 2020
Target Date 2025
Target Date 2030
Target Date 2035
Target Date 2040
Target Date 2045
Target Date 2050
Target Date 2055

Goldman Sachs Target Date Portfolios

∎	TARGET DATE 2020

∎	TARGET DATE 2025

∎	TARGET DATE 2030

∎	TARGET DATE 2035

∎	TARGET DATE 2040

∎	TARGET DATE 2045

∎	TARGET DATE 2050

∎	TARGET DATE 2055

Market Review	1

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	40

Financial Statements	48

Financial Highlights	58

Notes to Financial Statements	74

Report of Independent Registered Public Accounting Firm	94

Other Information	95

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Target Date Portfolios

Market Review

During the 12-month period ended October 31, 2016 (the “Reporting Period”), U.S. and emerging markets equities recorded positive returns, while international equities declined. Spread, or non-government bond, sectors posted gains. As explained further below, for certain share classes of Target Date 2020 Portfolio, Target Date 2030 Portfolio, Target Date 2040 Portfolio and Target Date 2050 Portfolio, the Reporting Period is from each class’s inception on August 22, 2016 through October 31, 2016. The Reporting Period for all classes of Target Date 2025 Portfolio, Target Date 2035 Portfolio, Target Date 2045 Portfolio and Target Date 2055 Portfolio is also from their inception on August 22, 2016 through October 31, 2016.

U.S. Equities

Monetary policy and economic data were among the biggest themes dominating the U.S. equity markets during the Reporting Period. After leaving the targeted federal funds rate unchanged at its September and October 2015 policy meetings, the Federal Reserve (“the Fed”) voted unanimously for a 25 basis point interest rate increase in December 2015, a move largely expected by the markets. (A basis point is 1/100th of a percentage point.) However, the fairly dovish language in the announcement, which emphasized “gradual” future adjustments to policy, helped to somewhat assuage the markets. (Dovish language tends to imply lower interest rates; opposite of hawkish.)

At the beginning of 2016, U.S. equities were embroiled in a rout that encompassed the broad global equity market, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by an oil price plunge. In its January 2016 policy statement, the Fed acknowledged these external risks and tightening financial conditions. U.S. equity markets stabilized in mid-February 2016, as market sentiment improved on the more dovish tone set by global central banks broadly. U.S. equities were also supported by stronger economic data, rallying as the fourth quarter 2015 U.S. Gross Domestic Product (“GDP”) came in above expectations. In March 2016, the Fed kept interest rates on hold and surprised on the dovish side, reducing its forecast to two hikes in 2016, down from four. Along with receding global economic concerns, the dovish forecast helped to drive a recovery in U.S. equities.

Market sentiment appeared to remain optimistic in April 2016, as oil prices rose and Chinese economic growth concerns abated with modestly improving economic data. However, U.S. equities fell near the end of April 2016, as investors were disappointed by a lack of additional stimulus from the Bank of Japan (“BoJ”) and by first quarter 2016 U.S. GDP growth that was weaker than expected at 0.5%. In May 2016, weaker U.S. payrolls data drove expectations for a Fed hike during June 2016 temporarily lower, but subsequent hawkish Fed meeting minutes revived market expectations. The Fed ultimately held rates steady and signaled a slower pace of hikes, acknowledging the slowdown in the labor market. During June 2016, investors were focused on the U.K. referendum about whether to leave the European Union. Late in the month, after the surprise “leave” result, popularly known as “Brexit”, U.S. equities declined amid a broad global sell-off. The market later rebounded, owing to improving risk appetite, as investors digested the outcome and on dovish remarks from Bank of England (“BoE”) Governor Mark Carney.

U.S. equities were further buoyed in July 2016 by strong economic data and corporate earnings, though uncertainty generally increased following the Brexit vote. In her Jackson Hole speech toward the end of August 2016, Fed Chair Janet Yellen acknowledged that the case for an interest rate hike had strengthened in recent months. Along with strong labor data and other hawkish comments from the Fed, Yellen’s speech significantly increased market

1

MARKET REVIEW

expectations of an interest rate hike by year-end 2016, leading to a selloff in U.S. equities. In early September 2016, U.S. equities declined as the European Central Bank (“ECB”) disappointed markets with its lack of commitment to extending monetary easing beyond March 2017. However, U.S. equities rebounded after the Fed’s decision to leave interest rates unchanged.

In October 2016, a combination of a hawkish Fed commentary and stronger U.S. economic data heightened market expectations of a December 2016 interest rate hike. Third quarter 2016 U.S. GDP increased at a 2.9% annual rate, higher than consensus expectations and the strongest growth rate in two years.

For the Reporting Period overall, the S&P 500® Index returned 4.51%, with eight of the 11 sectors generating positive returns. (Effective after the market close on August 31, 2016, real estate was reclassified as an eleventh sector within the Global Industry Classification Standard (“GICS”).) The utilities and telecommunication services sectors generated double-digit gains, followed by the information technology and consumer staples sectors. The health care, consumer discretionary and financials sectors posted declines.

In terms of market capitalization, large-cap stocks outperformed small-cap stocks. The Russell 2000® Index, which measures the small-cap universe, returned 4.10% during the Reporting Period. In the style arena, value stocks outperformed growth stocks overall. The Russell 1000® Value Index, representing large-cap value stocks, rose 6.35% during the Reporting Period, while the Russell 1000® Growth Index, representing large-cap growth stocks, returned 2.28%.

International Equities

Divergent monetary policy between international developed market central banks and an increasingly hawkish Fed were key themes at the beginning of the Reporting Period. When the Fed hiked interest rates by 25 basis points in December 2015, the fairly dovish language in the statement, which emphasized “gradual” future adjustments to policy, helped to somewhat assuage market sentiment. Meanwhile, the BoJ announced supplementary support for its quantitative and qualitative easing programs in the same month. While the ECB also lowered its deposit rate by 10 basis points and announced an extension of its quantitative easing program at its December 2015 meeting, market reaction was one of disappointment as more had been expected.

International equities suffered a rout at the beginning of 2016, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by an oil price plunge. Sentiment improved following a dovish January ECB press conference and the BoJ’s introduction of negative interest rates. In turn, international equities stabilized a bit in February 2016. During March 2016, further central bank dovishness, along with receding global economic concerns and oil price stabilization, helped to finally drive a global equity market recovery. Notably, the ECB implemented heavy easing, cutting its deposit rate to -40 basis points, raising its monthly quantitative easing purchases, including corporate bonds, and unveiling a new series of four-year loans to banks. The BoJ left its monetary policy unchanged in March 2016, but its rhetoric about negative interest rates heightened expectations for further easing to come.

Market sentiment appeared to remain optimistic in April 2016, as oil prices rose and Chinese economic growth concerns abated with modestly improving economic data. Both the ECB and BoJ were on hold in April 2016, not making any changes to their monetary policies. BoJ inaction came as a major disappointment against expectations of further easing, causing international equities to sell off once again and the yen to appreciate. Relative currency appreciation was exacerbated by U.S. dollar weakness following a weaker than expected

2

MARKET REVIEW

first quarter U.S. GDP release and an uneventful Fed meeting during which rates were left unchanged. In May 2016, disappointing U.S. payrolls data drove expectations for a Fed hike in June 2016 temporarily lower, but subsequent hawkish Fed meeting minutes revived the market-implied probability. Equities rallied toward month-end on anticipation of better economic data, rising oil prices and optimism that the economy could withstand interest rate hikes. Japanese equities also benefited from stronger than expected first quarter 2016 GDP growth and a weaker yen. Markets were dominated in June 2016 by the U.K. referendum on whether to leave the European Union. International equities declined in the global sell-off in late June 2016 following the surprise “leave” result, popularly known as Brexit. Markets later rebounded, amid improving risk appetite, as markets digested the outcome and on dovish remarks from BoE Governor Carney.

International equities rallied strongly in July 2016, buoyed by expectations of easier monetary policy and a rebound in risk appetite, despite the increased uncertainty post Brexit. Sentiment was propped up as BoE Governor Carney hinted at monetary easing during the summer. In August 2016, the BoE delivered, cutting U.K. policy rates by 25 basis points and introducing a significant extension to its quantitative easing program. However, investor concerns about the impending U.S. interest rate hike intensified following a strong July 2016 U.S. jobs report and Fed Chair Yellen’s hawkish Jackson Hole speech. In September 2016, equities fell on the ECB’s lack of commitment to extending monetary easing beyond March 2017. However, there was a subsequent rebound following Fed and BoJ decisions, which markets viewed as generally benign—the Fed left rates unchanged, while the BoJ introduced a 0% target for its 10-year government bond yield to exercise “yield curve control.” (Yield curve indicates the spectrum of maturities within a particular sector.)

In October 2016, ECB minutes stressed a commitment to continued monthly bond-buying of 80 billion euros at least through March 2017, helping to dispel earlier concerns about potential tapering. The U.K.’s first official GDP growth figure since the Brexit vote was more robust than the consensus expected at 0.5%. Japanese equities enjoyed strong performance owing to weakness of the Japanese yen, as BoJ governor Kuroda stated there was room for further easing if necessary to achieve its 2% inflation target.

During the Reporting Period overall, international equities, as represented by the MSCI® Europe, Australasia, Far East (“EAFE”) Index (Net, USD, Unhedged) (the “MSCI® EAFE Index”), posted a return of -3.22%. Materials, industrials, energy, information technology and real estate were the only sectors in the MSCI® EAFE Index to post a positive return. The weakest performing sectors in the MSCI® EAFE Index during the Reporting Period were health care, financials and consumer discretionary.

From a country perspective, Australia and Japan were the only constituents of the MSCI® EAFE Index to post a positive return during the Reporting Period. Italy was the weakest individual country constituent in the MSCI® EAFE Index during the Reporting Period, followed at some distance by the U.K., Ireland and Spain.

Emerging Markets Equities

When the Reporting Period began in November 2015, there was broad emerging market “risk off” sentiment based on a combination of Fed interest rate hike concerns and disappointing macroeconomic data and negative news flow from China. When the Fed finally raised U.S. interest rates by 25 basis points in December 2015, the fairly dovish language in its statement, which emphasized “gradual” future adjustments to policy, helped to somewhat assuage market sentiment.

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MARKET REVIEW

Emerging market equities suffered a rout at the beginning of 2016, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by an oil price plunge. Market sentiment improved in February 2016, and emerging market equities stabilized as global central banks set a more accommodative tone. For example, the BoJ introduced negative interest rates in late January 2016 and the People’s Bank of China resumed quantitative easing, while the Fed released dovish remarks in February 2016. In March 2016, further central bank dovishness, along with receding global economic concerns and a commodity price rebound, helped to drive a strong recovery in emerging market equities. Notably, the ECB implemented heavy monetary policy easing, cutting its deposit rate to -40 basis points and raising its monthly quantitative easing purchases. The BoJ left its monetary policy unchanged in March 2016, but its rhetoric about negative interest rates heightened expectations for further easing to come.

Market sentiment appeared to remain optimistic in April 2016, as oil prices rose and Chinese economic growth concerns abated with modestly improving economic data. The Fed left rates unchanged but expressed less concern about market volatility and global economic growth, opening up the possibility of a June 2016 rate hike. However, global sentiment moderated near the end of April 2016, as the BoJ disappointed markets by not implementing an additional monetary stimulus. Emerging market equities declined in May 2016, as they were affected by hawkish Fed meeting minutes that resulted in U.S. dollar strength against emerging market currencies. Moreover, disappointing April 2016 economic data from China, which indicated a slowdown in both consumption and industrial activity, fueled investor concerns of an economic slowdown within the emerging markets more broadly. Markets around the world were dominated in June 2016 by the U.K.’s referendum decision to leave the European Union, popularly known as Brexit. Emerging market equities shrugged off the initial risk-off response and rebounded quickly, outperforming developed market equities.

In July 2016, emerging market equities were buoyed by rebounding risk appetite and expectations of easier monetary policy following Brexit. Moreover, China’s economic data indicated improving momentum. Emerging market equities continued their ascent in August 2016, as China performed better than consensus expectations on a robust earnings season and on encouraging consumption and industrial data. While investor concerns about an impending U.S. interest rate hike intensified after a strong July 2016 U.S. jobs report and Fed Chair Yellen’s hawkish speech at Jackson Hole, there was limited impact on sentiment toward emerging market equities, which rallied further. In September 2016, emerging market equities maintained their uptrend, as the Fed left interest rates unchanged amidst much anticipation, citing concerns over low inflation. In October 2016, despite the headwinds from a stronger U.S. dollar that resulted from hawkish Fed commentary and strong U.S. economic data, emerging market equities, led by Latin America, outperformed their developed market counterparts.

During the Reporting Period overall, emerging market equities, as measured by the MSCI® Emerging Markets Index (Net, USD, Unhedged) (the “MSCI® EM Index”), generated a return of 9.24%. Energy, materials and information technology were the best performing sectors in the MSCI® EM Index during the Reporting Period. Health care, industrials and telecommunication services were the weakest sectors in the MSCI® EM Index, the only three sectors in the MSCI® EM Index to post negative returns during the Reporting Period.

From a country perspective, Brazil, Hungary, Indonesia and Peru were by a wide margin the best performing individual country constituents of the MSCI® EM Index for the Reporting Period. Conversely, Greece was by far the weakest individual country constituent of the MSCI® EM Index, followed at some distance by Poland, Qatar, Turkey, the Czech Republic and Mexico, which also significantly lagged the MSCI® EM Index during the Reporting Period.

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MARKET REVIEW

Fixed Income Markets

Spread sectors started off the Reporting Period on a positive note, performing well during November and December 2015. Spread sectors then sold off in January 2016 through mid-

February 2016. The sell-off was driven by an increase in a number of perceived risks, such as slowing Chinese economic activity, the possibility of persistent oil oversupply and concerns about the effect of negative interest rates on the banking system after the BoJ surprised markets by cutting interest rates into negative territory. Some of these risks eased in the second half of the first quarter of 2016, as economic news from China improved, U.S. oil production showed signs of slowing and commodity prices appeared to stabilize. As a result, spread sectors largely retraced their earlier losses by the end of March 2016.

During the second quarter of 2016, spread sectors rallied on stabilization of commodities prices as well as on declining fears about slowing Chinese economic growth and the potential for a U.S. economic recession. Global interest rates broadly declined amid continued accommodative monetary policy from the world’s central banks. In the U.S., minutes from the Fed’s April 2016 policy meeting, released in mid-May 2016, suggested to many observers that policymakers might raise interest rates in June 2016 if U.S. economic growth strengthened, employment data firmed and inflation rose toward the Fed’s 2% target. In early June 2016, however, the release of weak May 2016 employment data raised concerns about the health of the U.S. economy, pushing down market expectations of a Fed interest rate hike. Indeed, the Fed did not raise interest rates at its June 2016 policy meeting. In the last week of June 2016, Brexit renewed investor uncertainty about the path of global economic growth. Spread sectors withstood the “leave” vote relatively well, selling off at first but then recovering most of their losses afterwards.

During the third calendar quarter and through the end of the Reporting Period, spread sectors generally advanced. Overall, global interest rates remained low, as the world’s central banks remained broadly accommodative. However, the Fed’s July 2016 policy statement was more hawkish than most observers expected, reflecting cautious optimism amid the market’s relatively muted reaction to the Brexit outcome and strengthening U.S. economic data. The July 2016 U.S. non-farm payrolls report showed 255,000 new jobs added, exceeding market expectations and countering a disappointing second quarter 2016 U.S. GDP report that showed growth of 1.2%. In the Eurozone, the ECB kept interest rates unchanged during July 2016. The BoJ, meanwhile, fell short of market expectations with the announcement of an equity purchase program and the lack of key monetary measures, such as an interest rate cut and increased government bond purchases. In August 2016, the BoE unveiled a “timely, coherent and comprehensive package,” as described by Governor Mark Carney, which included a number of measures intended to help the U.K. economy navigate a post-Brexit environment. Although the ECB kept monetary policy unchanged that same month, the European and U.K. credit markets received support from the ongoing corporate bond purchases of central banks. In the U.S., non-farm payroll gains moderated in August 2016, and manufacturing and services data weakened, but continued hawkish comments from the Fed boosted market expectations of an interest rate hike by the end of 2016. However, at its September 2016 policy meeting, the Fed kept short-term interest rates unchanged. In Japan, the BoJ announced a new “yield curve control” framework designed to steepen Japan’s government bond yield curve and alleviate the impact on financial institutions of low longer-term rates. During October 2016, the ECB kept monetary policy unchanged and offered little guidance on the possibility of an extension to its asset purchase program. Other central banks, including those in Australia, Canada and Sweden, also kept policy rates unchanged at their October 2016 meetings. In the U.S., the October 2016 non-farm payrolls report indicated 161,000 new jobs

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MARKET REVIEW

were added, below market consensus, although August and September 2016 figures were revised upwards.

The broad U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, generated a return of 4.36% for the Reporting Period overall. High yield corporate bonds and sovereign emerging markets debt outperformed U.S. Treasuries, followed at some distance by investment grade corporate bonds. Commercial mortgage-backed securities, asset-backed securities and agency mortgage-backed securities also outperformed U.S. Treasuries, albeit more modestly. The U.S. Treasury yield curve, or spectrum of maturities, flattened during the Reporting Period, as yields on maturities of two years and less edged up and yields on maturities of three years and longer fell. The yield on the bellwether 10-year U.S. Treasury dropped approximately 32 basis points to end the Reporting Period at 1.84%. (A basis point is 1/100th of a percentage point. A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.)

Looking Ahead

At the end of the Reporting Period, we expected the economic growth outlook for the U.S., Japan and China to improve. In the U.S., a strong labor market appeared to be supporting consumption, and a slower pace of monetary policy normalization should, in our view, prevent a sharp tightening of financial conditions. We also believed that positive developments in the manufacturing sector, arising from a decline in inventories as well as a boost in consumer spending due to a strengthening labor market, may further support U.S. economic growth for the rest of 2016. Looking to 2017, we expect President-elect Donald Trump’s administration to pursue tax cuts and increased fiscal spending, which could lead to an acceleration in both U.S. economic growth and inflation. As a result, we believe the Fed is likely to raise interest rates at its December 2016 meeting.

In Japan, we believe the continuation and expansion of the BoJ’s accommodative monetary policy means economic growth could potentially surprise to the upside, though we believe Abenomics is running out of ammunition. (Abenomics refers to the multi-pronged economic program of Japanese Prime Minister Shinzo Abe. It seeks to remedy two decades of economic stagnation by increasing Japan’s money supply, boosting government spending and enacting reforms to make the economy more competitive.) In China, the government’s rapid fiscal policy response to the economic slowdown earlier in 2016 suggests to us that the country’s positive growth impulses are likely to continue in the near term.

In Europe, we expect the ECB to extend its quantitative easing program beyond March 2017, when it is currently scheduled to end, to address a weak economic growth and inflation outlook. We believe Eurozone inflation will likely continue to be disappointing and that economic growth may slow in 2017. While the U.K. appears to have avoided the worst immediate near-term Brexit scenario, we expect additional easing from the BoE in the coming months. Political uncertainty arising from negotiations on issues such as immigration and access to the European Union’s single market are likely, in our view, to provide challenges for the U.K.’s economic outlook, and thus we anticipate weak economic growth in the U.K. during 2017.

In the months ahead, global political uncertainty has the potential to increase market volatility. These uncertainties include the December 2016 Italian referendum on constitutional reform and 2017 elections in Germany and France.

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PORTFOLIO RESULTS

Goldman Sachs Target Date 2020 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2040 Portfolio and Goldman Sachs Target Date 2050 Portfolio

Investment Process and Principal Strategies

The Goldman Sachs Target Date 2020 Portfolio, the Goldman Sachs Target Date 2030 Portfolio, the Goldman Sachs Target Date 2040 Portfolio and the Goldman Sachs Target Date 2050 Portfolio (collectively, the “Portfolios”) seek to provide capital appreciation and current income consistent with each respective Portfolio’s current asset allocation. The Portfolios employ asset allocation strategies designed for investors who plan to retire and to begin gradually withdrawing their investment beginning on or around 2020, 2030, 2040 and 2050, respectively (the “Target Dates”). The Portfolios generally seek to achieve their investment objective by investing in shares of exchange-traded funds (“ETFs”) and other registered investment companies (collectively, the “Underlying Funds”), according to an asset allocation strategy developed by Madison Asset Management, LLC, the sub-adviser, which is unaffiliated with Goldman Sachs Asset Management, L.P., the investment adviser for the Portfolios.

Portfolio Management Discussion and Analysis

Below, the Madison Asset Management, LLC portfolio management team, the Portfolios’ sub-adviser, discusses the Portfolios’ performance and positioning for the 12-month period ended October 31, 2016 (the “Reporting Period”). Effective August 22, 2016, Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund (each, a “Predecessor Fund”) were reorganized into a corresponding Portfolio. Each Portfolio has assumed the applicable Predecessor Fund’s historical performance. Therefore, the performance information reported below for each Portfolio is the combined performance of the Portfolio and its Predecessor Fund (except for Class A, Institutional, Service, IR and R Shares, which were not offered by the Predecessor Fund).

Q	How did the Portfolios perform during the Reporting Period?

A	Goldman Sachs Target Date 2020 Portfolio — During the Reporting Period, the Target Date 2020 Portfolio’s Class R6 Shares generated an average annual total return of 3.65%. This compares to the 3.48% average annual total return of the Portfolio’s benchmark, the S&P Target Date To 2020 Index (Total Return, Unhedged, USD) during the same period. For the period since their inception on August 22, 2016 through October 31, 2016, the Target Date 2020 Portfolio’s Class A, Institutional, Service, IR, and R Shares generated cumulative total returns of -1.49%, -1.39%, -1.49%, -1.39% and -1.49%, respectively. This compares to the -1.37% cumulative total return of the S&P Target Date To 2020 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2030 Portfolio — During the Reporting Period, the Target Date 2030 Portfolio’s Class R6 Shares generated an average annual total return of 3.23%. This compares to the 3.43% average annual total return of the Portfolio’s benchmark, the S&P Target Date To 2030 Index (Total Return, Unhedged, USD) during the same period. For the period since their inception on August 22, 2016 through October 31, 2016, the Target Date 2030 Portfolio’s Class A, Institutional, Service, IR, and R Shares generated cumulative total returns of -1.91%, -1.81%, -1.91%, -1.81% and -1.91%, respectively. This compares to the -1.63% cumulative total return of the S&P Target Date To 2030 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2040 Portfolio — During the Reporting Period, the Target Date 2040 Portfolio’s Class R6

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PORTFOLIO RESULTS

Shares generated an average annual total return of 3.33%. This compares to the 3.23% average annual total return of the Portfolio’s benchmark, the S&P Target Date To 2040 Index (Total Return, Unhedged, USD) during the same period. For the period since their inception on August 22, 2016 through October 31, 2016, the Target Date 2040 Portfolio’s Class A, Institutional, Service, IR, and R Shares generated cumulative total returns of -1.94%, -1.94%, -1.94%, -1.94% and -2.05%, respectively. This compares to the -1.89% cumulative total return of the S&P Target Date To 2040 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2050 Portfolio — During the Reporting Period, the Target Date 2050 Portfolio’s Class R6 Shares generated an average annual total return of 3.37%. This compares to the 3.13% average annual total return of the Portfolio’s benchmark, the S&P Target Date To 2050 Index (Total Return, Unhedged, USD) during the same period. For the period since their inception on August 22, 2016 through October 31, 2016, the Target Date 2050 Portfolio’s Class A, Institutional, Service, IR, and R Shares generated cumulative total returns of -2.00%, -2.00%, -2.10%, -2.00% and -2.10%, respectively. This compares to the -1.96% cumulative total return of the S&P Target Date To 2050 Index (Total Return, Unhedged, USD) during the same period.

Q	What key factors affected the Portfolios’ performance during the Reporting Period?

A	During the Reporting Period, the Portfolios benefited from our strategic allocation decisions to favor certain asset classes through the Underlying Funds. The implementation of our tactical allocation decisions produced mixed results. Overall, the performance of the Underlying Funds hurt the Portfolios’ returns during the Reporting Period.

Q	How did the Portfolios’ strategic allocations affect performance during the Reporting Period?

A	Within the Portfolios’ strategic allocations, our preference for U.S. equities over international equities added to performance as U.S. stocks outperformed international equities during the Reporting Period. Within U.S. stocks, the Portfolios’ allocations to large-cap and mid-cap stocks contributed positively to results. The Portfolios also benefited from allocations to the information technology and energy sectors as well as to the regional banking industry. However, the Portfolios were hampered by stock selection within their strategic allocations to the PowerShares BuyBack Achievers™ Portfolio, the SPDR® S&P® Homebuilders ETF and the Vanguard Health Care ETF.

Overall, the Portfolios’ limited exposure to fixed income did not have meaningful impact on performance. Within fixed income, the Portfolios were biased toward U.S. Treasury securities, which hurt returns overall. On the positive side, allocations to long duration U.S. Treasury securities, bank loans and Treasury inflation-protected securities (“TIPS”) added to results.

Q	How did your tactical allocation decisions help or hurt performance during the Reporting Period?

A	Our tactical allocation decisions to focus on certain asset classes through the Underlying Funds generated mixed results during the Reporting Period.

The Portfolios were hindered overall by our preference for U.S. Treasury securities. Although our emphasis on long-duration Treasuries added to performance, these results were more than offset by large allocations to three- to seven-year Treasuries as well as to corporate credit, which detracted from performance. In addition, the Portfolios were hurt by their large cash positions. The Portfolios’ limited exposure to emerging market equities also dampened results.

The Portfolios’ allocations to TIPS bolstered returns as inflation expectations increased throughout the Reporting Period. In addition, allocations to bank loans performed well as spreads (or yield differentials) narrowed between U.S. Treasuries and high yield corporate bonds of comparable maturity. The Portfolios were also helped by their allocations to gold. Within U.S. equities, a bias toward information technology stocks contributed positively.

Q	Did the Underlying Funds help or hurt the Portfolios’ performance during the Reporting Period?

A	During the Reporting Period, the performance of the Portfolios’ Underlying Funds overall detracted from returns.

Of the Portfolios’ equity-related Underlying Funds, the Portfolios’ weakest performers were the iShares® Edge MSCI® Min Vol EAFE ETF (EFAV), the WisdomTree Japan Hedged Equity Fund (DXJ) and the PowerShares BuyBack Achievers™ Portfolio (PKW). EFAV, which was rather conservatively positioned, lagged as riskier asset classes rallied during the last six months of the Reporting Period. DXJ’s hedged U.S. dollar positions were hurt by the strength of the Japanese yen. PKW was hampered by its emphasis on consumer discretionary stocks. The Portfolios’

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PORTFOLIO RESULTS

strongest performers were the Vanguard Information Technology ETF (VGT), the Energy Select Sector SPDR® ETF (XLE) and the SPDR® S&P® Regional Banking ETF (KRE). VGT performed well as large-cap technology companies maintained strong earnings. XLE benefited from rising oil prices. KRE gained as interest rates rose during the last three months of the Reporting Period.

Of the Portfolios’ fixed income-related Underlying Funds, the iShares® TIPS Bond ETF (TIP) and the PowerShares Senior Loan Fund (BKLN) posted solid results. TIP gained as inflation expectations increased throughout the Reporting Period. BKLN benefited as spreads narrowed between U.S. Treasuries and high yield corporate bonds. Although the iShares® 20+ Year Treasury Bond ETF performed well, the iShares® 3-7 Year Treasury Bond ETF retreated.

Of the Portfolios’ Underlying Funds focused on alternative investments, the SPDR® Gold Shares ETF generated positive returns as gold prices rose during the Reporting Period.

Q	How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A	The Portfolios do not directly invest in derivatives. However, some of the Underlying Funds used derivatives during the Reporting Period to allow them to track their respective benchmark indices with more precision. These included options, forwards, futures, swaps, structured securities and other derivative instruments.

Q	What changes did you make to the Portfolios’ strategic allocations during the Reporting Period?

A	During the Reporting Period, we modestly increased the Portfolios’ strategic allocations to international equities. In addition, we modestly reduced the Portfolios’ strategic allocations to U.S. equities as we considered non-U.S. equities somewhat more attractive after the uncertainty of the Brexit vote had passed.

Q	What is the Portfolios’ tactical view and strategy for the months ahead?

A	In the near term, we expect to see low returns from virtually all asset classes. Therefore, we believe managing risk is likely to be of greater importance going forward. We plan to maintain a defensive posture in the Portfolios, with a continued emphasis on seeking to generate strong risk-adjusted returns.

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FUND BASICS

Target Date 2020 Portfolio

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015–October 31, 2016	Portfolio Total Return (based on NAV)[1]	S&P Target Date To 2020 (Total Return, Unhedged, USD)[2]
Class R6	3.65%	3.48%

August 22, 2016–October 31, 2016
Class A	-1.49%	-1.37%
Institutional	-1.39	-1.37
Service	-1.49	-1.37
Class IR	-1.39	-1.37
Class R	-1.49	-1.37

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target risk and target date funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

Effective August 22, 2016, the Madison Target Retirement 2020 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2020 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

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FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 09/30/16	One Year	Five Years	Since Inception	Inception Date
Class A	N/A	N/A	-5.74%	8/22/16
Institutional	N/A	N/A	-0.20	8/22/16
Service	N/A	N/A	-0.30	8/22/16
Class IR	N/A	N/A	-0.20	8/22/16
Class R	N/A	N/A	-0.30	8/22/16
Class R6	7.60%	7.92%	2.60	10/01/07

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Effective	August 22, 2016, the Madison Target Retirement 2020 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2020 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.06%
Institutional	0.56	0.66
Service	1.06	1.16
Class IR	0.71	0.81
Class R	1.21	1.31
Class R6	0.54	0.64

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least August 22, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

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FUND BASICS

TOP TEN HOLDINGS AS OF 10/31/16[5]
Holding	% of Net Assets	Line of Business
iShares 3-7 Year Treasury Bond ETF	17.5%	Exchange Traded Funds
iShares TIPS Bond ETF	15.0	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF	10.0	Exchange Traded Funds
iShares Core S&P 500 ETF	8.6	Exchange Traded Funds
Vanguard Short-Term Corporate Bond ETF	7.0	Exchange Traded Funds
PowerShares Senior Loan Portfolio	7.0	Exchange Traded Funds
SPDR S&P 500 ETF Trust	4.9	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF	3.5	Exchange Traded Funds
PowerShares DB Gold Fund	2.5	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF	2.3	Exchange Traded Funds

[5]	The top 10 holdings may not be representative of the Portfolio’s future investments.

PORTFOLIO COMPOSITION[6]
	As of October 31, 2016	As of October 31, 2015
Bond Funds	59.6%	60.6%
Stock Funds	25.5	27.4
Foreign Stock Funds	8.5	7.5
Alternative Funds	2.5	2.5
Investment Companies	—	2.0

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

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GOLDMAN SACHS TARGET DATE 2020 PORTFOLIO

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $10,000 investment made on October 1, 2007 (commencement of operations of the Ultra Predecessor Fund) in Class R6 Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2020 Index (Total Return, Unhedged, USD), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Institutional, Service, Class IR and Class R Shares will vary from Class R6 Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Target Date 2020 Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from October 1, 2007 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Five Years	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	N/A	N/A	-1.49%*
Including sales charges	N/A	N/A	-6.87%*

Institutional Class (Commenced August 22, 2016)	N/A	N/A	-1.39%*

Service Class (Commenced August 22, 2016)	N/A	N/A	-1.49%*

Class IR (Commenced August 22, 2016)	N/A	N/A	-1.39%*

Class R (Commenced August 22, 2016)	N/A	N/A	-1.49%*

Class R6 (Commenced October 1, 2007)	3.65%	6.56%	2.44%

*	Total return for periods of less than one year represents cumulative total return.

13

FUND BASICS

Target Date 2030 Portfolio

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015–October 31, 2016	Portfolio Total Return (based on NAV)[1]	S&P Target Date To 2030 (Total Return, Unhedged, USD)[2]
Class R6	3.23%	3.43%

August 22, 2016–October 31, 2016
Class A	-1.91%	-1.63%
Institutional	-1.81	-1.63
Service	-1.91	-1.63
Class IR	-1.81	-1.63
Class R	-1.91	-1.63

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target risk and target date funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

Effective August 22, 2016, the Madison Target Retirement 2030 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2030 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

14

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 09/30/16	One Year	Five Years	Since Inception	Inception Date
Class A	N/A	N/A	-5.80%	8/22/16
Institutional	N/A	N/A	-0.30	8/22/16
Service	N/A	N/A	-0.30	8/22/16
Class IR	N/A	N/A	-0.30	8/22/16
Class R	N/A	N/A	-0.30	8/22/16
Class R6	9.25%	9.59%	2.89	10/01/07

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Effective August 22, 2016, the Madison Target Retirement 2030 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2030 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.06%
Institutional	0.56	0.66
Service	1.06	1.16
Class IR	0.71	0.81
Class R	1.21	1.31
Class R6	0.54	0.64

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least August 22, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

15

FUND BASICS

TOP TEN HOLDINGS AS OF 10/31/16[5]
Holding	% of Net Assets	Line of Business
SPDR S&P 500 ETF Trust	14.0%	Exchange Traded Funds
iShares TIPS Bond ETF	11.0	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF	9.0	Exchange Traded Funds
iShares Core S&P 500 ETF	8.5	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF	5.8	Exchange Traded Funds
PowerShares Senior Loan Portfolio	5.5	Exchange Traded Funds
Vanguard Short-Term Corporate Bond ETF	4.0	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF	3.8	Exchange Traded Funds
iShares Edge MSCI® Minimum Volatility EAFE ETF	3.3	Exchange Traded Funds
iShares 3-7 Year Treasury Bond ETF	3.0	Exchange Traded Funds

[5]	The top 10 holdings may not be representative of the Portfolio’s future investments.

PORTFOLIO COMPOSITION[6]
	As of October 31, 2016	As of October 31, 2015
Stock Funds	43.5%	43.8%
Bond Funds	35.0	39.1
Foreign Stock Funds	14.3	12.0
Alternative Funds	2.5	3.1
Investment Companies	0.8	2.0

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

16

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $10,000 investment made on October 1, 2007 (commencement of operations of the Ultra Predecessor Fund) in Class R6 Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2030 Index (Total Return, Unhedged, USD), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Institutional, Service, Class IR and Class R Shares will vary from Class R6 Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Target Date 2030 Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from October 1, 2007 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Five Years	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	N/A	N/A	-1.91%*
Including sales charges	N/A	N/A	-7.33%*

Institutional Class (Commenced August 22, 2016)	N/A	N/A	-1.81%*

Service Class (Commenced August 22, 2016)	N/A	N/A	-1.91%*

Class IR (Commenced August 22, 2016)	N/A	N/A	-1.81%*

Class R (Commenced August 22, 2016)	N/A	N/A	-1.91%*

Class R6 (Commenced October 1, 2007)	3.23%	7.91%	2.69%

*	Total return for periods of less than one year represents cumulative total return.

17

FUND BASICS

Target Date 2040 Portfolio

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015–October 31, 2016	Portfolio Total Return (based on NAV)[1]	S&P Target Date To 2040 (Total Return, Unhedged, USD)[2]
Class R6	3.33%	3.23%

August 22, 2016–October 31, 2016
Class A	-1.94%	-1.85%
Institutional	-1.94	-1.85
Service	-1.94	-1.85
Class IR	-1.94	-1.85
Class R	-2.05	-1.85

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target risk and target date funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

Effective August 22, 2016, the Madison Target Retirement 2040 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2040 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

18

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 09/30/16	One Year	Five Years	Since Inception	Inception Date
Class A	N/A	N/A	-5.80%	8/22/16
Institutional	N/A	N/A	-0.31	8/22/16
Service	N/A	N/A	-0.41	8/22/16
Class IR	N/A	N/A	-0.31	8/22/16
Class R	N/A	N/A	-0.41	8/22/16
Class R6	10.28%	10.50%	2.61	10/01/07

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Effective August 22, 2016, the Madison Target Retirement 2040 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2040 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.06%
Institutional	0.56	0.66
Service	1.06	1.16
Class IR	0.71	0.81
Class R	1.21	1.31
Class R6	0.54	0.64

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least August 22, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

19

FUND BASICS

TOP TEN HOLDINGS AS OF 10/31/16[5]
Holding	% of Net Assets	Line of Business
SPDR S&P 500 ETF Trust	15.5%	Exchange Traded Funds
iShares Core S&P 500 ETF	10.0	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF	8.0	Exchange Traded Funds
iShares TIPS Bond ETF	7.0	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF	5.8	Exchange Traded Funds
PowerShares Senior Loan Portfolio	4.5	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF	4.3	Exchange Traded Funds
Schwab U.S. Dividend Equity ETF	4.0	Exchange Traded Funds
Vanguard Information Technology ETF	4.0	Exchange Traded Funds
iShares Edge MSCI® Minimum Volatility EAFE ETF	3.8	Exchange Traded Funds

[5]	The top 10 holdings may not be representative of the Portfolio’s future investments.

PORTFOLIO COMPOSITION[6]
	As of October 31, 2016	As of October 31, 2015
Stock Funds	50.5%	51.4%
Bond Funds	25.0	29.1
Foreign Stock Funds	16.8	14.5
Alternative Funds	2.5	3.0
Investment Companies	1.3	2.0

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

20

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $10,000 investment made on October 1, 2007 (commencement of operations of the Ultra Predecessor Fund) in Class R6 Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2040 Index (Total Return, Unhedged, USD), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Institutional, Service, Class IR and Class R Shares will vary from Class R6 Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Target Date 2040 Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from October 1, 2007 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Five Years	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	N/A	N/A	-1.94%*
Including sales charges	N/A	N/A	-7.35%*

Institutional Class (Commenced August 22, 2016)	N/A	N/A	-1.94%*

Service Class (Commenced August 22, 2016)	N/A	N/A	-1.94%*

Class IR (Commenced August 22, 2016)	N/A	N/A	-1.94%*

Class R (Commenced August 22, 2016)	N/A	N/A	-2.05%*

Class R6 (Commenced October 1, 2007)	3.33%	8.62%	2.41%

*	Total return for periods of less than one year represents cumulative total return.

21

FUND BASICS

Target Date 2050 Portfolio

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015–October 31, 2016	Portfolio Total Return (based on NAV)[1]	S&P Target Date To 2050 (Total Return, Unhedged, USD)[2]
Class R6	3.37%	3.13%

August 22, 2016–October 31, 2016
Class A	-2.00%	-1.96%
Institutional	-2.00	-1.96
Service	-2.10	-1.96
Class IR	-2.00	-1.96
Class R	-2.10	-1.96

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target risk and target date funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

Effective August 22, 2016, the Madison Target Retirement 2050 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2050 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

22

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 09/30/16	One Year	Five Years	Since Inception	Inception Date
Class A	N/A	N/A	-5.77%	8/22/16
Institutional	N/A	N/A	-0.30	8/22/16
Service	N/A	N/A	-0.30	8/22/16
Class IR	N/A	N/A	-0.30	8/22/16
Class R	N/A	N/A	-0.40	8/22/16
Class R6	11.36%	11.55%	8.16	10/01/07

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Effective August 22, 2016, the Madison Target Retirement 2050 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2050 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.06%
Institutional	0.56	0.66
Service	1.06	1.16
Class IR	0.71	0.81
Class R	1.21	1.31
Class R6	0.54	0.64

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least August 22, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

23

FUND BASICS

TOP TEN HOLDINGS AS OF 10/31/16[5]
Holding	% of Net Assets	Line of Business
iShares Core S&P 500 ETF	21.5%	Exchange Traded Funds
SPDR S&P 500 ETF Trust	6.5	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF	6.0	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF	5.8	Exchange Traded Funds
Schwab U.S. Dividend Equity ETF	5.0	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF	4.8	Exchange Traded Funds
Vanguard Information Technology ETF	4.7	Exchange Traded Funds
iShares Edge MSCI® Minimum Volatility EAFE ETF	4.3	Exchange Traded Funds
iShares TIPS Bond ETF	4.0	Exchange Traded Funds
PowerShares Buyback Achievers Portfolio	3.5	Exchange Traded Funds

[5]	The top 10 holdings may not be representative of the Portfolio’s future investments.

PORTFOLIO COMPOSITION[6]
	As of October 31, 2016	As of October 31, 2015
Stock Funds	58.0%	58.9%
Foreign Stock Funds	19.3	17.0
Bond Funds	15.0	19.1
Alternative Funds	2.5	3.0
Investment Companies	1.3	2.0

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

24

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $10,000 investment made on January 3, 2011 (commencement of operations of the Ultra Predecessor Fund) in Class R6 Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2050 Index (Total Return, Unhedged, USD), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Institutional, Service, Class IR and Class R Shares will vary from Class R6 Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Target Date 2050 Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from January 3, 2011 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Five Years	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	N/A	N/A	-2.00%*
Including sales charges	N/A	N/A	-7.37%*

Institutional Class (Commenced August 22, 2016)	N/A	N/A	-2.00%*

Service Class (Commenced August 22, 2016)	N/A	N/A	-2.10%*

Class IR (Commenced August 22, 2016)	N/A	N/A	-2.00%*

Class R (Commenced August 22, 2016)	N/A	N/A	-2.10%*

Class R6 (Commenced January 3, 2011)	3.37%	9.37%	7.72%

*	Total return for periods of less than one year represents cumulative total return.

25

PORTFOLIO RESULTS

Goldman Sachs Target Date 2025 Portfolio, Goldman Sachs Target Date 2035 Portfolio, Goldman Sachs Target Date 2045 Portfolio and Goldman Sachs Target Date 2055 Portfolio

Investment Process and Principal Strategies

The Goldman Sachs Target Date 2025 Portfolio, the Goldman Sachs Target Date 2035 Portfolio, the Goldman Sachs Target Date 2045 Portfolio and the Goldman Sachs Target Date 2055 Portfolio (collectively, the “Portfolios”) seek to provide capital appreciation and current income consistent with each respective Portfolio’s current asset allocation. The Portfolios employ asset allocation strategies designed for investors who plan to retire and to begin gradually withdrawing their investment beginning on or around 2025, 2035, 2045 and 2055, respectively (the “Target Dates”). The Portfolios generally seek to achieve their investment objective by investing in shares of exchange-traded funds (“ETFs”) and other registered investment companies (collectively, the “Underlying Funds”), according to an asset allocation strategy developed by Madison Asset Management, LLC, the sub-adviser, which is unaffiliated with Goldman Sachs Asset Management, L.P., the investment adviser for the Portfolios.

Portfolio Management Discussion and Analysis

Below, the Madison Asset Management, LLC portfolio management team, the Portfolios’ sub-adviser, discusses the Portfolios’ performance and positioning for the period since inception on August 22, 2016 through October 31, 2016 (the “Reporting Period”).

Q	How did the Portfolios perform during the Reporting Period?

A	Goldman Sachs Target Date 2025 Portfolio — During the Reporting Period, the Target Date 2025 Portfolio’s Class A, Institutional, Service, IR, R and R6 Shares generated cumulative total returns of -1.70%, -1.70%, -1.80%, -1.70%, -1.80% and -1.70%, respectively. This compares to the -1.51% cumulative total return of the Portfolio’s benchmark, the S&P Target Date To 2025 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2035 Portfolio — During the Reporting Period, the Target Date 2035 Portfolio’s Class A, Institutional, Service, IR, R and R6 Shares generated cumulative total returns of -1.90%, -1.90%, -2.00%, -1.90%, -2.00% and -1.90%, respectively. This compares to the -1.74% cumulative total return of the Portfolio’s benchmark, the S&P Target Date To 2035 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2045 Portfolio — During the Reporting Period, the Target Date 2045 Portfolio’s Class A, Institutional, Service, IR, R and R6 Shares generated cumulative total returns of -2.00%, -1.90%, -2.00%, -2.00%, -2.10% and -2.00%, respectively. This compares to the -1.91% cumulative total return of the Portfolio’s benchmark, the S&P Target Date To 2045 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2055 Portfolio — During the Reporting Period, the Target Date 2055 Portfolio’s Class A, Institutional, Service, IR, R and R6 Shares generated cumulative total returns of -2.10%, -2.00%, -2.10%, -2.00%, -2.10% and -2.00%, respectively. This compares to the -1.99% cumulative total return of the Portfolio’s benchmark, the S&P Target Date To 2055 Index (Total Return, Unhedged, USD) during the same period.

26

PORTFOLIO RESULTS

Q	What key factors affected the Portfolios’ performance during the Reporting Period?

A	During the Reporting Period, the Portfolios were hurt by our strategic allocation decisions to favor certain asset classes through the Underlying Funds. The implementation of our tactical allocation decisions added to returns. Overall, the performance of Underlying Funds detracted from results during the Reporting Period.

Q	How did the Portfolios’ strategic allocations affect performance during the Reporting Period?

A	The Portfolios’ limited exposure to fixed income and international equities detracted from performance. U.S. stocks outperformed both the broad fixed income market and international equities during the Reporting Period.

Within U.S. equities, the Portfolios benefited from their allocations to information technology and regional banks as well as to the S&P 500® Index and dividend-paying stocks. However, stock selection within the Portfolios’ strategic allocation to the SPDR® S&P® Homebuilders ETF detracted from results.

Within international equities, security selection with the Portfolios’ strategic allocations to the iShares® Edge MSCI® Min Vol EAFE ETF and the VanEck Vectors™ Gold Miners ETF hurt performance. On the other hand, the Portfolios were helped by their U.S. dollar-hedged positions in the Japanese and European stock markets.

Within fixed income, security selection within the Portfolios’ strategic allocations to the iShares® 20+ Year Treasury Bond ETF dampened returns. However, allocations to Treasury inflation-protected securities (“TIPS”) and bank loans bolstered performance.

Q	How did your tactical allocation decisions help or hurt performance during the Reporting Period?

A	Our tactical allocation decisions to focus on certain asset classes through the Underlying Funds added to relative performance during the Reporting Period.

The Portfolios’ tactical allocations to TIPS and bank loans contributed positively. Within U.S. equities, the Portfolios’ emphasis on information technology and regional bank stocks added to returns. In addition, a bias toward Japanese stocks produced gains.

The Portfolios were hurt by their tactical allocations to longer-duration U.S. Treasury securities. In addition, exposure to rising interest rates through the iShares® Edge MSCI® Min Vol EAFE ETF had negative impact on the performance of the Portfolios’ non-U.S. tactical allocations. Our preference for U.S. homebuilders detracted from overall results.

Q	Did the Underlying Funds help or hurt the Portfolios’ performance during the Reporting Period?

A	During the Reporting Period, the performance of the Underlying Funds detracted overall from the Portfolios’ returns.

Of the Portfolios’ equity-related Underlying Funds, the weakest performers were the SPDR® S&P® Homebuilders ETF and the Vanguard Health Care ETF. Health care stocks struggled during the Reporting Period on a combination of political uncertainty going into the November 2016 U.S. election and downgrades to forward guidance by certain companies (Forward guidance is information a company provides as an indication or estimate of its future earnings.). The Portfolios’ strongest performers were the Vanguard Information Technology ETF (VGT) and the SPDR® S&P® Regional Banking ETF (KRE). VGT performed well as large-cap technology companies maintained strong earnings. KRE gained as interest rates rose during the Reporting Period.

Of the Portfolios’ fixed income-related Underlying Funds, the weakest performer was the iShares® 20+ Year Treasury Bond ETF, which retreated as long-term interest rates rose during the Reporting Period. The strongest performers were the iShares® TIPS Bond ETF (TIP) and the PowerShares Senior Loan Fund (BKLN). TIP gained as inflation expectations increased. BKLN benefited as spreads (or yield differentials) narrowed between U.S. Treasuries and high yield corporate bonds of comparable maturity.

Of the Portfolios’ Underlying Funds focused on alternative investments, the SPDR® Gold Shares ETF was hurt as interest rates rose and gold prices fell during the Reporting Period.

Q	How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A	The Portfolios do not directly invest in derivatives. However, some of the Underlying Funds used derivatives during the Reporting Period to allow them to track their respective benchmark indices with more precision. These may have included options, forwards, futures, swaps, structured securities and other derivative instruments.

27

PORTFOLIO RESULTS

Q	What changes did you make to the Portfolios’ strategic allocations during the Reporting Period?

A	During the Reporting Period, we reduced the Portfolios’ strategic allocations to long-duration U.S. Treasuries and increased their strategic allocations to TIPS because we expected the U.S. Treasury yield curve to steepen and inflation expectations to rise. (Yield curve is a spectrum of maturities. A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens.)

Q	What is the Portfolios’ tactical view and strategy for the months ahead?

A	In the near term, we expect to see low returns from virtually all asset classes. Therefore, we believe managing risk is likely to be of greater importance going forward. We plan to maintain a defensive posture in the Portfolios, with a continued emphasis on seeking to generate strong risk-adjusted returns.

28

FUND BASICS

Target Date 2025 Portfolio

as of October 31, 2016

PERFORMANCE REVIEW
August 22, 2016–October 31, 2016	Portfolio Total Return (based on NAV)[1]	S&P Target Date To 2025 (Total Return, Unhedged, USD)[2]
Class A	-1.70%	-1.51%
Institutional	-1.70	-1.51
Service	-1.80	-1.51
Class IR	-1.70	-1.51
Class R	-1.80	-1.51
Class R6	-1.70	-1.51

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target risk and target date funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 09/30/16	Since Inception	Inception Date
Class A	-5.77%	8/22/16
Institutional	-0.30	8/22/16
Service	-0.30	8/22/16
Class IR	-0.30	8/22/16
Class R	-0.30	8/22/16
Class R6	-0.30	8/22/16

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

29

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.06%
Institutional	0.56	0.66
Service	1.06	1.16
Class IR	0.71	0.81
Class R	1.21	1.31
Class R6	0.54	0.64

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least August 22, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/16[5]
Holding	% of Net Assets	Line of Business
SPDR S&P 500 ETF Trust	18.9%	Exchange Traded Funds
iShares TIPS Bond ETF	12.9	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF	9.4	Exchange Traded Funds
iShares 3-7 Year Treasury Bond ETF	6.5	Exchange Traded Funds
PowerShares Senior Loan Portfolio	6.0	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF	5.7	Exchange Traded Funds
Vanguard Short-Term Corporate Bond ETF	5.0	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF	3.4	Exchange Traded Funds
iShares Edge MSCI® Minimum Volatility EAFE ETF	2.6	Exchange Traded Funds
PowerShares DB Gold Fund	2.5	Exchange Traded Funds

[5]	The top 10 holdings may not be representative of the Portfolio’s future investments.

PORTFOLIO COMPOSITION[6]
As of October 31, 2016
Bond Funds	42.2%
Stock Funds	37.9
Foreign Stock Funds	12.3
Alternative Funds	2.5
Investment Companies	0.5

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

30

FUND BASICS

Target Date 2035 Portfolio

as of October 31, 2016

PERFORMANCE REVIEW
August 22, 2016–October 31, 2016	Portfolio Total Return (based on NAV)[1]	S&P Target Date To 2035 (Total Return, Unhedged, USD)[2]
Class A	-1.90%	-1.74%
Institutional	-1.90	-1.74
Service	-2.00	-1.74
Class IR	-1.90	-1.74
Class R	-2.00	-1.74
Class R6	-1.90	-1.74

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target risk and target date funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 09/30/16	Since Inception	Inception Date
Class A	-5.77%	8/22/16
Institutional	-0.30	8/22/16
Service	-0.40	8/22/16
Class IR	-0.30	8/22/16
Class R	-0.40	8/22/16
Class R6	-0.30	8/22/16

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

31

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.06%
Institutional	0.56	0.66
Service	1.06	1.16
Class IR	0.71	0.81
Class R	1.21	1.31
Class R6	0.54	0.64

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least August 22, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/16[5]
Holding	% of Net Assets	Line of Business
SPDR S&P 500 ETF Trust	21.8%	Exchange Traded Funds
iShares TIPS Bond ETF	9.0	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF	8.5	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF	5.7	Exchange Traded Funds
PowerShares Senior Loan Portfolio	5.0	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF	4.0	Exchange Traded Funds
Vanguard Information Technology ETF	3.5	Exchange Traded Funds
Schwab U.S. Dividend Equity ETF	3.5	Exchange Traded Funds
iShares Edge MSCI® Minimum Volatility EAFE ETF	3.5	Exchange Traded Funds
Vanguard Short-Term Corporate Bond ETF	3.0	Exchange Traded Funds

[5]	The top 10 holdings may not be representative of the Portfolio’s future investments.

PORTFOLIO COMPOSITION[6]
As of October 31, 2016
Stock Funds	46.7%
Bond Funds	29.8
Foreign Stock Funds	15.4
Alternative Funds	2.5
Investment Companies	1.0

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

32

FUND BASICS

Target Date 2045 Portfolio

as of October 31, 2016

PERFORMANCE REVIEW
August 22, 2016–October 31, 2016	Portfolio Total Return (based on NAV)[1]	S&P Target Date To 2045 (Total Return, Unhedged, USD)[2]
Class A	-2.00%	-1.91%
Institutional	-1.90	-1.91
Service	-2.00	-1.91
Class IR	-2.00	-1.91
Class R	-2.10	-1.91
Class R6	-2.00	-1.91

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

33

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 09/30/16	Since Inception	Inception Date
Class A	-5.77%	8/22/16
Institutional	-0.30	8/22/16
Service	-0.40	8/22/16
Class IR	-0.30	8/22/16
Class R	-0.40	8/22/16
Class R6	-0.30	8/22/16

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.06%
Institutional	0.56	0.66
Service	1.06	1.16
Class IR	0.71	0.81
Class R	1.21	1.31
Class R6	0.54	0.64

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least August 22, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

34

FUND BASICS

TOP TEN HOLDINGS AS OF 10/31/16[5]
Holding	% of Net Assets	Line of Business
SPDR S&P 500 ETF Trust	25.3%	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF	7.5	Exchange Traded Funds
iShares TIPS Bond ETF	6.0	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF	5.7	Exchange Traded Funds
Schwab U.S. Dividend Equity ETF	4.5	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF	4.5	Exchange Traded Funds
Vanguard Information Technology ETF	4.5	Exchange Traded Funds
PowerShares Senior Loan Portfolio	4.0	Exchange Traded Funds
iShares Edge MSCI® Minimum Volatility EAFE ETF	4.0	Exchange Traded Funds
Vanguard Growth ETF	3.0	Exchange Traded Funds

[5]	The top 10 holdings may not be representative of the Portfolio’s future investments.

PORTFOLIO COMPOSITION[6]
As of October 31, 2016
Stock Funds	53.9%
Bond Funds	19.9
Foreign Stock Funds	17.8
Alternative Funds	2.5
Investment Companies	1.3

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

35

FUND BASICS

Target Date 2055 Portfolio

as of October 31, 2016

PERFORMANCE REVIEW
August 22, 2016–October 31, 2016	Portfolio Total Return (based on NAV)[1]	S&P Target Date To 2055 (Total Return, Unhedged, USD)[2]
Class A	-2.10%	-1.99%
Institutional	-2.00	-1.99
Service	-2.10	-1.99
Class IR	-2.00	-1.99
Class R	-2.10	-1.99
Class R6	-2.00	-1.99

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target risk and target date funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

36

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 09/30/16	Since Inception	Inception Date
Class A	-5.77%	8/22/16
Institutional	-0.30	8/22/16
Service	-0.30	8/22/16
Class IR	-0.30	8/22/16
Class R	-0.40	8/22/16
Class R6	-0.30	8/22/16

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.06%
Institutional	0.56	0.66
Service	1.06	1.16
Class IR	0.71	0.81
Class R	1.21	1.31
Class R6	0.54	0.64

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least August 22, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

37

FUND BASICS

TOP TEN HOLDINGS AS OF 10/31/16[5]
Holding	% of Net Assets	Line of Business
SPDR S&P 500 ETF Trust	27.4%	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF	6.0	Exchange Traded Funds
Schwab U.S. Dividend Equity ETF	5.0	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF	5.0	Exchange Traded Funds
Vanguard Information Technology ETF	5.0	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF	4.5	Exchange Traded Funds
iShares Edge MSCI® Minimum Volatility EAFE ETF	4.5	Exchange Traded Funds
PowerShares Buyback Achievers Portfolio	4.0	Exchange Traded Funds
Vanguard Growth ETF	3.5	Exchange Traded Funds
PowerShares DB Gold Fund	2.5	Exchange Traded Funds

[5]	The top 10 holdings may not be representative of the Portfolio’s future investments.

PORTFOLIO COMPOSITION[6]
As of October 31, 2016
Stock Funds	61.4%
Foreign Stock Funds	20.3
Bond Funds	9.9
Alternative Funds	2.5
Investment Companies	1.3

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

38

FUND BASICS

Index Definitions

The S&P 500® Index is the Standard & Poor’s 500 composite index of 500 stocks, an unmanaged index of common stock prices.

The MSCI® EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed markets countries in the index include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

The MSCI® Emerging Markets Index captures large-cap and mid-cap representation across 23 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Emerging markets countries in the index include Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, broad-based index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes U.S. Treasury, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-through securities), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market.

The Russell 1000® Growth Index is an unmanaged index of common stock prices that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000 Index.

The Russell 2000® Growth Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics.

39

GOLDMAN SACHS TARGET DATE 2020 PORTFOLIO

Schedule of Investments

October 31, 2016

Shares	Description	Value
Exchange Traded Funds – 96.1%
Alternative Funds* – 2.5%
32,691	PowerShares DB Gold Fund	$1,350,138

Bond Funds – 59.6%
4,108	iShares 20+ Year Treasury Bond ETF	539,175
74,912	iShares 3-7 Year Treasury Bond ETF	9,410,446
48,879	iShares 7-10 Year Treasury Bond ETF	5,379,623
69,650	iShares TIPS Bond ETF	8,069,649
162,232	PowerShares Senior Loan Portfolio	3,760,538
12,140	Vanguard Intermediate-Term Corporate Bond ETF	1,075,118
46,857	Vanguard Short-Term Corporate Bond ETF	3,763,554

		31,998,103

Foreign Stock Funds – 8.5%
16,738	iShares Edge MSCI Minimum Volatility EAFE ETF	1,076,086
5,080	iShares Edge MSCI Minimum Volatility Emerging Markets ETF	268,377
10,500	iShares MSCI Canada ETF	266,175
17,833	iShares MSCI United Kingdom ETF	267,495
42,111	Vanguard FTSE All-World ex-U.S. ETF	1,880,677
7,376	WisdomTree Europe Hedged Equity Fund	400,664
8,914	WisdomTree Japan Hedged Equity Fund	402,467

		4,561,941

Stock Funds – 25.5%
3,910	Energy Select Sector SPDR Fund	268,304
4,691	Industrial Select Sector SPDR Fund	268,372
21,602	iShares Core S&P 500 ETF	4,616,131
8,066	iShares Core S&P Mid-Cap ETF	1,214,498
17,166	PowerShares Buyback Achievers Portfolio	804,055
25,781	Schwab U.S. Dividend Equity ETF	1,073,779
12,378	SPDR S&P 500 ETF Trust	2,630,944
8,497	SPDR S&P Homebuilders ETF	268,675
15,333	SPDR S&P Regional Banking ETF	671,432
6,139	Vanguard Growth ETF	671,484
2,177	Vanguard Health Care ETF	268,533
7,830	Vanguard Information Technology ETF	937,408

		13,693,615

TOTAL EXCHANGE TRADED FUNDS
(Cost $48,618,783)		$51,603,797

TOTAL INVESTMENTS – 96.1%
(Cost $48,618,783)		$51,603,797

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.9%		2,116,786

NET ASSETS – 100.0%		$53,720,583

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ETF	—Exchange Traded Fund

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

Schedule of Investments

October 31, 2016

Shares	Description	Value
Exchange Traded Funds – 94.9%
Alternative Funds* – 2.5%
5,960	PowerShares DB Gold Fund	$246,148

Bond Funds – 42.2%
745	iShares 20+ Year Treasury Bond ETF	97,781
5,056	iShares 3-7 Year Treasury Bond ETF	635,135
8,436	iShares 7-10 Year Treasury Bond ETF	928,466
10,968	iShares TIPS Bond ETF	1,270,753
25,286	PowerShares Senior Loan Portfolio	586,130
1,663	Vanguard Intermediate-Term Corporate Bond ETF	147,275
6,082	Vanguard Short-Term Corporate Bond ETF	488,506

		4,154,046

Foreign Stock Funds – 12.3%
3,995	iShares Edge MSCI Minimum Volatility EAFE ETF	256,839
1,371	iShares Edge MSCI Minimum Volatility Emerging Markets ETF	72,430
2,827	iShares MSCI Canada ETF	71,664
3,208	iShares MSCI United Kingdom ETF	48,120
12,570	Vanguard FTSE All-World ex-U.S. ETF	561,376
2,235	WisdomTree Europe Hedged Equity Fund	121,405
1,621	WisdomTree Japan Hedged Equity Fund	73,188

		1,205,022

Stock Funds – 37.9%
1,066	Energy Select Sector SPDR Fund	73,149
590	Guggenheim S&P 500 Equal Weight ETF	48,114
1,282	Industrial Select Sector SPDR Fund	73,343
685	iShares Core S&P 500 ETF	146,378
2,198	iShares Core S&P Mid-Cap ETF	330,953
3,642	PowerShares Buyback Achievers Portfolio	170,591
5,865	Schwab U.S. Dividend Equity ETF	244,277
8,733	SPDR S&P 500 ETF Trust	1,856,199
2,306	SPDR S&P Homebuilders ETF	72,916
2,787	SPDR S&P Regional Banking ETF	122,043
1,963	VanEck Vectors Agribusiness ETF	96,795
1,563	Vanguard Growth ETF	170,961
593	Vanguard Health Care ETF	73,147
2,051	Vanguard Information Technology ETF	245,546

		3,724,412

TOTAL EXCHANGE TRADED FUNDS
(Cost $9,465,474)		$9,329,628

Investment Company – 0.5%
3,232	Schwab Fundamental U.S. Large Company Index Fund Institutional Shares (Cost $50,021)	$48,866

TOTAL INVESTMENTS – 95.4%
(Cost $9,515,495)		$9,378,494

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.6%		453,821

NET ASSETS – 100.0%		$9,832,315

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ETF	—Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Schedule of Investments

October 31, 2016

Shares	Description	Value
Exchange Traded Funds – 95.3%
Alternative Funds* – 2.5%
45,206	PowerShares DB Gold Fund	$1,867,008

Bond Funds – 35.0%
5,681	iShares 20+ Year Treasury Bond ETF	745,631
17,782	iShares 3-7 Year Treasury Bond ETF	2,233,775
60,810	iShares 7-10 Year Treasury Bond ETF	6,692,749
70,607	iShares TIPS Bond ETF	8,180,527
176,349	PowerShares Senior Loan Portfolio	4,087,770
12,587	Vanguard Intermediate-Term Corporate Bond ETF	1,114,705
37,017	Vanguard Short-Term Corporate Bond ETF	2,973,205

		26,028,362

Foreign Stock Funds – 14.3%
37,561	iShares Edge MSCI Minimum Volatility EAFE ETF	2,414,797
14,051	iShares Edge MSCI Minimum Volatility Emerging Markets ETF	742,314
29,245	iShares MSCI Canada ETF	741,361
37,015	iShares MSCI United Kingdom ETF	555,225
95,728	Vanguard FTSE All-World ex-U.S. ETF	4,275,212
20,476	WisdomTree Europe Hedged Equity Fund	1,112,256
16,444	WisdomTree Japan Hedged Equity Fund	742,447

		10,583,612

Stock Funds – 43.5%
10,814	Energy Select Sector SPDR Fund	742,057
4,556	Guggenheim S&P 500 Equal Weight ETF	371,542
12,974	Industrial Select Sector SPDR Fund	742,242
29,525	iShares Core S&P 500 ETF	6,309,197
18,509	iShares Core S&P Mid-Cap ETF	2,786,900
31,795	PowerShares Buyback Achievers Portfolio	1,489,278
53,549	Schwab U.S. Dividend Equity ETF	2,230,316
48,907	SPDR S&P 500 ETF Trust	10,395,183
23,404	SPDR S&P Homebuilders ETF	740,034
25,444	SPDR S&P Regional Banking ETF	1,114,193
15,034	VanEck Vectors Agribusiness ETF	741,326
15,291	Vanguard Growth ETF	1,672,530
6,020	Vanguard Health Care ETF	742,567
18,619	Vanguard Information Technology ETF	2,229,067

		32,306,432

TOTAL EXCHANGE TRADED FUNDS
(Cost $63,606,603)		$70,785,414

Investment Company – 0.8%
36,883	Schwab Fundamental U.S. Large Company Index Fund Institutional Shares
	(Cost $505,943)	$557,665

TOTAL INVESTMENTS – 96.1%
(Cost $64,112,546)		$71,343,079

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.9%		2,930,062

NET ASSETS – 100.0%		$74,273,141

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ETF	—Exchange Traded Fund

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

Schedule of Investments

October 31, 2016

Shares	Description	Value
Exchange Traded Funds – 94.4%
Alternative Funds* – 2.5%
5,931	PowerShares DB Gold Fund	$244,950

Bond Funds – 29.8%
738	iShares 20+ Year Treasury Bond ETF	96,862
1,548	iShares 3-7 Year Treasury Bond ETF	194,460
7,546	iShares 7-10 Year Treasury Bond ETF	830,513
7,587	iShares TIPS Bond ETF	879,030
21,078	PowerShares Senior Loan Portfolio	488,588
1,642	Vanguard Intermediate-Term Corporate Bond ETF	145,416
3,632	Vanguard Short-Term Corporate Bond ETF	291,722

		2,926,591

Foreign Stock Funds – 15.4%
5,300	iShares Edge MSCI Minimum Volatility EAFE ETF	340,737
2,281	iShares Edge MSCI Minimum Volatility Emerging Markets ETF	120,505
3,837	iShares MSCI Canada ETF	97,268
6,491	iShares MSCI United Kingdom ETF	97,365
12,552	Vanguard FTSE All-World ex-U.S. ETF	560,572
3,132	WisdomTree Europe Hedged Equity Fund	170,130
2,718	WisdomTree Japan Hedged Equity Fund	122,718

		1,509,295

Stock Funds – 46.7%
1,419	Energy Select Sector SPDR Fund	97,372
591	Guggenheim S&P 500 Equal Weight ETF	48,196
1,705	Industrial Select Sector SPDR Fund	97,543
911	iShares Core S&P 500 ETF	194,672
2,590	iShares Core S&P Mid-Cap ETF	389,976
4,676	PowerShares Buyback Achievers Portfolio	219,024
8,197	Schwab U.S. Dividend Equity ETF	341,405
10,083	SPDR S&P 500 ETF Trust	2,143,142
3,079	SPDR S&P Homebuilders ETF	97,358
3,917	SPDR S&P Regional Banking ETF	171,525
1,974	VanEck Vectors Agribusiness ETF	97,338
2,229	Vanguard Growth ETF	243,808
790	Vanguard Health Care ETF	97,447
2,856	Vanguard Information Technology ETF	341,920

		4,580,726

TOTAL EXCHANGE TRADED FUNDS
(Cost $9,416,396)		$9,261,562

Shares	Description	Value
Investment Company – 1.0%
6,517	Schwab Fundamental U.S. Large Company Index Fund Institutional Shares (Cost $100,963)	$98,532

TOTAL INVESTMENTS – 95.4%
(Cost $9,517,359)		$9,360,094

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.6%		453,588

NET ASSETS – 100.0%		$9,813,682

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ETF	—Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Schedule of Investments

October 31, 2016

Shares	Description	Value
Exchange Traded Funds – 94.8%
Alternative Funds* – 2.5%
28,850	PowerShares DB Gold Fund	$1,191,505

Bond Funds – 25.0%
3,625	iShares 20+ Year Treasury Bond ETF	475,781
3,779	iShares 3-7 Year Treasury Bond ETF	474,718
34,496	iShares 7-10 Year Treasury Bond ETF	3,796,630
28,675	iShares TIPS Bond ETF	3,322,285
92,082	PowerShares Senior Loan Portfolio	2,134,461
8,033	Vanguard Intermediate-Term Corporate Bond ETF	711,402
11,818	Vanguard Short-Term Corporate Bond ETF	949,222

		11,864,499

Foreign Stock Funds – 16.8%
27,659	iShares Edge MSCI Minimum Volatility EAFE ETF	1,778,197
13,450	iShares Edge MSCI Minimum Volatility Emerging Markets ETF	710,564
18,664	iShares MSCI Canada ETF	473,132
39,465	iShares MSCI United Kingdom ETF	591,975
61,063	Vanguard FTSE All-World ex-U.S. ETF	2,727,074
17,472	WisdomTree Europe Hedged Equity Fund	949,079
15,742	WisdomTree Japan Hedged Equity Fund	710,751

		7,940,772

Stock Funds – 50.5%
6,901	Energy Select Sector SPDR Fund	473,547
2,890	Guggenheim S&P 500 Equal Weight ETF	235,679
8,301	Industrial Select Sector SPDR Fund	474,900
22,168	iShares Core S&P 500 ETF	4,737,080
13,387	iShares Core S&P Mid-Cap ETF	2,015,681
25,317	PowerShares Buyback Achievers Portfolio	1,185,848
45,566	Schwab U.S. Dividend Equity ETF	1,897,824
34,556	SPDR S&P 500 ETF Trust	7,344,878
14,976	SPDR S&P Homebuilders ETF	473,541
21,651	SPDR S&P Regional Banking ETF	948,097
9,580	VanEck Vectors Agribusiness ETF	472,390
11,927	Vanguard Growth ETF	1,304,575
3,842	Vanguard Health Care ETF	473,911
15,843	Vanguard Information Technology ETF	1,896,724

		23,934,675

TOTAL EXCHANGE TRADED FUNDS
(Cost $39,431,799)		$44,931,451

Investment Company – 1.3%
39,230	Schwab Fundamental U.S. Large Company Index Fund Institutional Shares (Cost $459,973)	$593,160

TOTAL INVESTMENTS – 96.1%
(Cost $39,891,772)		$45,524,611

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.9%		1,867,109

NET ASSETS – 100.0%		$47,391,720

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ETF	—Exchange Traded Fund

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

Schedule of Investments

October 31, 2016

Shares	Description	Value
Exchange Traded Funds – 94.1%
Alternative Funds* – 2.5%
5,927	PowerShares DB Gold Fund	$244,785

Bond Funds – 19.9%
745	iShares 20+ Year Treasury Bond ETF	97,781
6,644	iShares 7-10 Year Treasury Bond ETF	731,239
5,052	iShares TIPS Bond ETF	585,325
16,814	PowerShares Senior Loan Portfolio	389,748
1,816	Vanguard Short-Term Corporate Bond ETF	145,861

		1,949,954

Foreign Stock Funds – 17.8%
6,061	iShares Edge MSCI Minimum Volatility EAFE ETF	389,662
3,210	iShares Edge MSCI Minimum Volatility Emerging Markets ETF	169,584
3,834	iShares MSCI Canada ETF	97,192
9,729	iShares MSCI United Kingdom ETF	145,935
12,537	Vanguard FTSE All-World ex-U.S. ETF	559,902
4,022	WisdomTree Europe Hedged Equity Fund	218,475
3,794	WisdomTree Japan Hedged Equity Fund	171,299

		1,752,049

Stock Funds – 53.9%
1,418	Energy Select Sector SPDR Fund	97,303
591	Guggenheim S&P 500 Equal Weight ETF	48,196
1,702	Industrial Select Sector SPDR Fund	97,371
683	iShares Core S&P 500 ETF	145,950
2,912	iShares Core S&P Mid-Cap ETF	438,460
6,230	PowerShares Buyback Achievers Portfolio	291,813
10,531	Schwab U.S. Dividend Equity ETF	438,616
11,679	SPDR S&P 500 ETF Trust	2,482,372
3,077	SPDR S&P Homebuilders ETF	97,295
5,026	SPDR S&P Regional Banking ETF	220,089
1,959	VanEck Vectors Agribusiness ETF	96,598
2,673	Vanguard Growth ETF	292,373
789	Vanguard Health Care ETF	97,323
3,662	Vanguard Information Technology ETF	438,415

		5,282,174

TOTAL EXCHANGE TRADED FUNDS
(Cost $9,390,214)		$9,228,962

Investment Company – 1.3%
8,123	Schwab Fundamental U.S. Large Company Index Fund Institutional Shares (Cost $125,879)	$122,827

TOTAL INVESTMENTS – 95.4%
(Cost $9,516,093)		$9,351,789

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.6%		453,678

NET ASSETS – 100.0%		$9,805,467

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ETF	—Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Schedule of Investments

October 31, 2016

Shares	Description	Value
Exchange Traded Funds – 94.8%
Alternative Funds* – 2.5%
13,219	PowerShares DB Gold Fund	$545,945

Bond Funds – 15.0%
1,661	iShares 20+ Year Treasury Bond ETF	218,006
11,854	iShares 7-10 Year Treasury Bond ETF	1,304,651
7,514	iShares TIPS Bond ETF	870,572
23,439	PowerShares Senior Loan Portfolio	543,316
4,051	Vanguard Short-Term Corporate Bond ETF	325,377

		3,261,922

Foreign Stock Funds – 19.3%
14,366	iShares Edge MSCI Minimum Volatility EAFE ETF	923,590
8,197	iShares Edge MSCI Minimum Volatility Emerging Markets ETF	433,047
8,551	iShares MSCI Canada ETF	216,768
25,315	iShares MSCI United Kingdom ETF	379,725
27,988	Vanguard FTSE All-World ex-U.S. ETF	1,249,944
10,006	WisdomTree Europe Hedged Equity Fund	543,526
9,617	WisdomTree Japan Hedged Equity Fund	434,208

		4,180,808

Stock Funds – 58.0%
3,952	Energy Select Sector SPDR Fund	271,186
1,332	Guggenheim S&P 500 Equal Weight ETF	108,625
4,752	Industrial Select Sector SPDR Fund	271,862
21,837	iShares Core S&P 500 ETF	4,666,348
6,855	iShares Core S&P Mid-Cap ETF	1,032,157
16,238	PowerShares Buyback Achievers Portfolio	760,588
26,097	Schwab U.S. Dividend Equity ETF	1,086,940
6,640	SPDR S&P 500 ETF Trust	1,411,332
6,862	SPDR S&P Homebuilders ETF	216,976
12,400	SPDR S&P Regional Banking ETF	542,996
4,399	VanEck Vectors Agribusiness ETF	216,915
6,458	Vanguard Growth ETF	706,376
2,200	Vanguard Health Care ETF	271,370
8,612	Vanguard Information Technology ETF	1,031,029

		12,594,700

TOTAL EXCHANGE TRADED FUNDS
(Cost $18,762,014)		$20,583,375

Investment Company – 1.3%
17,974	Schwab Fundamental U.S. Large Company Index Fund Institutional Shares
	(Cost $195,584)	$271,774

TOTAL INVESTMENTS – 96.1%
(Cost $18,957,598)		$20,855,149

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.9%		850,556

NET ASSETS – 100.0%		$21,705,705

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ETF	—Exchange Traded Fund

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

Schedule of Investments

October 31, 2016

Shares	Description	Value
Exchange Traded Funds – 94.1%
Alternative Funds* – 2.5%
5,923	PowerShares DB Gold Fund	$244,620

Bond Funds – 9.9%
746	iShares 20+ Year Treasury Bond ETF	97,912
3,983	iShares 7-10 Year Treasury Bond ETF	438,369
1,682	iShares TIPS Bond ETF	194,877
4,181	PowerShares Senior Loan Portfolio	96,916
1,816	Vanguard Short-Term Corporate Bond ETF	145,861

		973,935

Foreign Stock Funds – 20.3%
6,811	iShares Edge MSCI Minimum Volatility EAFE ETF	437,879
4,129	iShares Edge MSCI Minimum Volatility Emerging Markets ETF	218,135
4,762	iShares MSCI Canada ETF	120,717
12,938	iShares MSCI United Kingdom ETF	194,070
13,060	Vanguard FTSE All-World ex-U.S. ETF	583,259
4,474	WisdomTree Europe Hedged Equity Fund	243,028
4,323	WisdomTree Japan Hedged Equity Fund	195,183

		1,992,271

Stock Funds – 61.4%
1,771	Energy Select Sector SPDR Fund	121,526
591	Guggenheim S&P 500 Equal Weight ETF	48,196
2,552	Industrial Select Sector SPDR Fund	146,000
1,138	iShares Core S&P 500 ETF	243,179
3,233	iShares Core S&P Mid-Cap ETF	486,793
8,305	PowerShares Buyback Achievers Portfolio	389,006
11,692	Schwab U.S. Dividend Equity ETF	486,972
12,616	SPDR S&P 500 ETF Trust	2,681,531
3,113	SPDR S&P Homebuilders ETF	98,433
5,537	SPDR S&P Regional Banking ETF	242,465
1,971	VanEck Vectors Agribusiness ETF	97,190
3,105	Vanguard Growth ETF	339,625
1,175	Vanguard Health Care ETF	144,936
4,057	Vanguard Information Technology ETF	485,704

		6,011,556

TOTAL EXCHANGE TRADED FUNDS
(Cost $9,384,422)		$9,222,382

Investment Company – 1.3%
8,053	Schwab Fundamental U.S. Large Company Index Fund Institutional Shares
	(Cost $124,907)	$121,767

TOTAL INVESTMENTS – 95.4%
(Cost $9,509,329)		$9,344,149

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.6%		453,306

NET ASSETS – 100.0%		$9,797,455

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ETF	—Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Assets and Liabilities

October 31, 2016

Target Date 2020 Portfolio
Assets:
Investments, at value (cost $48,618,783, $9,515,495, $64,112,546, $9,517,359, $39,891,772, $9,516,093, $18,957,598 and $9,509,329, respectively)	$51,603,797
Cash	1,914,831
Deferred offering costs	—
Receivables:
Investments sold	2,376,390
Reimbursement from investment adviser	113,785
Total assets	56,008,803

Liabilities:
Payables:
Investments purchased	2,140,182
Management fees	11,552
Distribution and Service fees and Transfer Agency fees	939
Organization costs	—
Accrued offering costs	—
Accrued expenses	135,547
Total liabilities	2,288,220

Net Assets:
Paid-in capital	48,471,069
Undistributed net investment income	747,818
Accumulated net realized gain (loss)	1,516,682
Net unrealized gain (loss)	2,985,014
NET ASSETS	$53,720,583
Net Assets:
Class A	$9,852
Institutional	9,861
Service	9,850
Class IR	9,857
Class R	9,848
Class R6	53,671,315
Total Net Assets	$53,720,583
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	995
Institutional	995
Service	995
Class IR	995
Class R	995
Class R6	5,415,393
Net asset value, offering and redemption price per share:(a)
Class A	$9.90
Institutional	9.91
Service	9.90
Class IR	9.91
Class R	9.90
Class R6	9.91

(a)	Maximum public offering price per share for Class A Shares of the Target Date 2020, Target Date 2025, Target Date 2030, Target Date 2035, Target Date 2040, Target Date 2045, Target Date 2050, and Target Date 2055 Portfolios is $10.48, $10.40, $10.31, $10.38, $10.14, $10.37, $10.37 and $10.36, respectively.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Target Date 2025 Portfolio	Target Date 2030 Portfolio	Target Date 2035 Portfolio	Target Date 2040 Portfolio	Target Date 2045 Portfolio	Target Date 2050 Portfolio	Target Date 2055 Portfolio

$9,378,494	$71,343,079	$9,360,094	$45,524,611	$9,351,789	$20,855,149	$9,344,149
355,455	2,671,796	355,005	1,718,711	355,936	774,334	387,670
136,049	—	136,049	—	136,049	—	136,321

121,409	826,029	135,002	678,182	158,358	525,907	227,255
36,523	112,988	36,524	113,368	36,524	114,651	36,523
10,027,930	74,953,892	10,022,674	48,034,872	10,038,656	22,270,041	10,131,918

86,329	524,033	99,712	497,571	123,908	429,365	224,910
2,092	15,967	2,090	10,330	2,089	4,690	2,089
350	1,292	348	841	348	390	348
12,000	—	12,000	—	12,000	—	12,000
58,027	—	58,027	—	58,027	—	58,298
36,817	139,459	36,815	134,410	36,817	129,891	36,818
195,615	680,751	208,992	643,152	233,189	564,336	334,463

9,999,493	64,693,058	9,999,493	39,835,129	9,999,493	19,083,144	9,999,493
27,333	1,109,790	27,791	738,785	27,605	333,260	27,485
(57,510)	1,239,760	(56,337)	1,184,967	(57,327)	391,750	(64,343)
(137,001)	7,230,533	(157,265)	5,632,839	(164,304)	1,897,551	(165,180)
$9,832,315	$74,273,141	$9,813,682	$47,391,720	$9,805,467	$21,705,705	$9,797,455

$9,824	$9,811	$9,806	$12,663	$9,798	$9,796	$9,790
9,783,185	9,820	9,764,645	9,812	9,756,471	9,804	9,748,499
9,823	9,810	9,804	9,801	9,796	9,794	9,788
9,830	9,816	9,811	9,808	9,803	9,801	9,795
9,820	9,807	9,802	9,798	9,793	9,791	9,785
9,833	74,224,077	9,814	47,339,838	9,806	21,656,719	9,798
$9,832,315	$74,273,141	$9,813,682	$47,391,720	$9,805,467	$21,705,705	$9,797,455

1,000	1,007	1,000	1,322	1,000	1,000	1,000
995,000	1,007	995,000	1,024	995,000	1,000	995,000
1,000	1,007	1,000	1,024	1,000	1,000	1,000
1,000	1,007	1,000	1,024	1,000	1,000	1,000
1,000	1,007	1,000	1,024	1,000	1,000	1,000
1,000	7,615,752	1,000	4,936,947	1,000	2,209,136	1,000

$9.82	$9.74	$9.81	$9.58	$9.80	$9.80	$9.79
9.83	9.75	9.81	9.58	9.81	9.80	9.80
9.82	9.74	9.80	9.58	9.80	9.79	9.79
9.83	9.75	9.81	9.58	9.80	9.80	9.79
9.82	9.74	9.80	9.57	9.79	9.79	9.79
9.83	9.75	9.81	9.59	9.81	9.80	9.80

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Operations

For the Fiscal Year Ended October 31, 2016

Target Date 2020 Portfolio
Investment income:
Dividends	$1,133,681
Interest	2,967
Total investment income	1,136,648

Expenses:
Management fees	159,742
Registration fees	103,913
Professional fees	98,339
Printing and mailing costs	26,841
Trustee fees	10,142
Custody, accounting and administrative services	8,073
Transfer Agency fees(b)	2,172
Distribution and Service fees(b)	25
Organization Costs	—
Amortization of offering costs	—
Other	4,243
Total expenses	413,490
Less — expense reductions	(246,152)
Net expenses	167,338
NET INVESTMENT INCOME	969,310

Realized and unrealized gain (loss):
Capital gain distributions from Underlying Funds	135,945
Net realized gain (loss) from investments	2,168,805
Net change in unrealized gain (loss) on investments	(1,317,333)
Net realized and unrealized gain (loss)	987,417
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,956,727

(a)	Commenced operations on August 22, 2016.
(b)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Portfolio	Class A	Service	Class R	Class A	Institutional	Service	Class IR	Class R	Class R6
Target Date 2020	$5	$10	$10	$4	$1	$1	$4	$4	$2,158
Target Date 2025	5	10	10	4	755	1	4	4	1
Target Date 2030	5	10	10	4	1	1	4	4	3,005
Target Date 2035	5	10	10	4	755	1	4	4	1
Target Date 2040	5	10	10	4	1	1	4	4	1,978
Target Date 2045	5	10	10	4	755	1	4	4	1
Target Date 2050	5	10	10	4	1	1	4	4	881
Target Date 2055	5	10	10	4	755	1	4	4	1

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Target Date 2025 Portfolio(a)	Target Date 2030 Portfolio	Target Date 2035 Portfolio(a)	Target Date 2040 Portfolio	Target Date 2045 Portfolio(a)	Target Date 2050 Portfolio	Target Date 2055 Portfolio(a)

$33,312	$1,694,381	$33,763	$1,134,608	$33,575	$512,196	$33,456
—	4,079	—	2,660	—	1,168	—
33,312	1,698,460	33,763	1,137,268	33,575	513,364	33,456

4,744	226,031	4,741	147,269	4,740	63,738	4,740
4,373	103,913	4,373	103,913	4,373	103,913	4,373
21,969	98,339	21,969	98,339	21,969	98,339	21,969
7,500	26,839	7,500	26,839	7,500	27,369	7,500
9,877	10,209	9,877	10,138	9,877	10,057	9,877
5,789	8,124	5,789	7,413	5,789	5,901	5,789
769	3,019	769	1,992	769	895	769
25	25	25	25	25	25	25
12,000	—	12,000	—	12,000	—	12,000
32,282	—	32,282	—	32,282	—	32,281
750	4,243	747	4,242	746	4,242	747
100,078	480,742	100,072	400,170	100,070	314,479	100,070
(93,591)	(244,151)	(93,592)	(245,937)	(93,592)	(247,616)	(93,591)
6,487	236,591	6,480	154,233	6,478	66,863	6,479
26,825	1,461,869	27,283	983,035	27,097	446,501	26,977

—	242,271	—	192,305	—	95,186	—
(57,510)	2,494,888	(56,337)	2,008,437	(57,327)	749,735	(64,343)
(137,001)	(1,710,529)	(157,265)	(1,495,190)	(164,304)	(529,507)	(165,180)
(194,511)	1,026,630	(213,602)	705,552	(221,631)	315,414	(229,523)
$(167,686)	$2,488,499	$(186,319)	$1,688,587	$(194,534)	$761,915	$(202,546)

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Changes in Net Assets

	Target Date 2020 Portfolio
	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015
From operations:
Net investment income	$969,310	$872,479
Net realized gain (loss)	2,304,750	1,693,559
Net change in unrealized loss	(1,317,333)	(984,069)
Net increase (decrease) in net assets resulting from operations	1,956,727	1,581,969

Distributions to shareholders:
From net investment income
Class R6 Shares	(899,589)	(537,568)
From net realized gains
Class R6 Shares	(1,764,331)	(604,745)
Total distributions to shareholders	(2,663,920)	(1,142,313)

From share transactions:
Proceeds from sales of shares	5,445,589	1,965,286
Reinvestment of distributions	2,663,920	1,142,314
Cost of shares redeemed	(7,300,343)	(11,892,996)
Net increase (decrease) in net assets resulting from share transactions	809,166	(8,785,396)
TOTAL INCREASE (DECREASE)	101,973	(8,345,740)

Net assets:
Beginning of year	53,618,610	61,964,350
End of year	$53,720,583	$53,618,610
Undistributed net investment income	$747,818	$624,905

(a)	Commenced operations on August 22, 2016.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Target Date 2025 Portfolio(a)	Target Date 2030 Portfolio
For the Period Ended October 31, 2016	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015

$26,825	$1,461,869	$1,234,059
(57,510)	2,737,159	2,099,659
(137,001)	(1,710,529)	(1,065,611)
(167,686)	2,488,499	2,268,107

—	(1,258,551)	(781,023)

—	(2,672,152)	(1,632,546)
—	(3,930,703)	(2,413,569)

10,000,066	2,761,285	2,827,154
—	3,930,703	2,413,569
(65)	(9,983,568)	(8,940,513)
10,000,001	(3,291,580)	(3,699,790)
9,832,315	(4,733,784)	(3,845,252)

—	79,006,925	82,852,177
$9,832,315	$74,273,141	$79,006,925
$27,333	$1,109,790	$815,924

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Changes in Net Assets (continued)

Target Date 2035 Portfolio(a)
For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income	$27,283
Net realized gain (loss)	(56,337)
Net change in unrealized loss	(157,265)
Net increase (decrease) in net assets resulting from operations	(186,319)

Distributions to shareholders:
From net investment income
Class R6 Shares	—
From net realized gains
Class R6 Shares	—
Total distributions to shareholders	—

From share transactions:
Proceeds from sales of shares	10,000,066
Reinvestment of distributions	—
Cost of shares redeemed	(65)
Net increase (decrease) in net assets resulting from share transactions	10,000,001
TOTAL INCREASE (DECREASE)	9,813,682

Net assets:
Beginning of year	—
End of year	$9,813,682
Undistributed (distributions in excess of) net investment income (loss)	$27,791

(a)	Commenced operations on August 22, 2016.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Target Date 2040 Portfolio		Target Date 2045 Portfolio(a)
For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015	For the Period Ended October 31, 2016

$983,035	$839,055	$27,097
2,200,742	1,997,182	(57,327)
(1,495,190)	(1,252,918)	(164,304)
1,688,587	1,583,319	(194,534)

(839,070)	(588,549)	—

(2,209,026)	(1,513,221)	—
(3,048,096)	(2,101,770)	—

1,187,738	1,322,699	10,000,066
3,048,096	2,101,769	—
(5,514,019)	(11,779,177)	(65)
(1,278,185)	(8,354,709)	10,000,001
(2,637,694)	(8,873,160)	9,805,467

50,029,414	58,902,574	—
$47,391,720	$50,029,414	$9,805,467
$738,785	$522,865	$27,605

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Target Date 2050 Portfolio
	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015
From operations:
Net investment income	$446,501	$326,330
Net realized gain (loss)	844,921	416,075
Net change in unrealized loss	(529,507)	(90,904)
Net increase (decrease) in net assets resulting from operations	761,915	651,501

Distributions to shareholders:
From net investment income
Class R6 Shares	(348,249)	(227,101)
From net realized gains
Class R6 Shares	(629,298)	(463,433)
Total distributions to shareholders	(977,547)	(690,534)

From share transactions:
Proceeds from sales of shares	1,728,932	2,060,597
Reinvestment of distributions	977,547	690,534
Cost of shares redeemed	(1,267,315)	(3,495,489)
Net increase (decrease) in net assets resulting from share transactions	1,439,164	(744,358)
TOTAL INCREASE (DECREASE)	1,223,532	(783,391)

Net assets:
Beginning of year	20,482,173	21,265,564
End of year	$21,705,705	$20,482,173
Undistributed net investment income	$333,260	$199,012

(a)	Commenced operations on August 22, 2016.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Target Date 2055 Portfolio(a)
For the Period Ended October 31, 2016

$26,977
(64,343)
(165,180)
(202,546)

—

—
—

10,000,066
—
(65)
10,000,001
9,797,455

—
$9,797,455
$27,485

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS TARGET DATE 2020 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from Investment Operations			Distributions to shareholders
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A (Commenced August 22, 2016)	$10.05	$0.02	$(0.17)	$(0.15)	$—	$—	$—
2016 - Institutional (Commenced August 22, 2016)	10.05	0.03	(0.17)	(0.14)	—	—	—
2016 - Service (Commenced August 22, 2016)	10.05	0.02	(0.17)	(0.15)	—	—	—
2016 - IR (Commenced August 22, 2016)	10.05	0.02	(0.16)	(0.14)	—	—	—
2016 - R (Commenced August 22, 2016)	10.05	0.01	(0.16)	(0.15)	—	—	—
2016 - R6	10.07	0.18	0.16	0.34	(0.17)	(0.33)	(0.50)
2015 - R6	10.00	0.16	0.10	0.26	(0.09)	(0.10)	(0.19)

FOR THE PERIOD ENDED OCTOBER 31,
2014 - R6 (Commenced August 29, 2014)	10.00	0.03	(0.03)	—	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Target Date 2020 Portfolio’s Predecessor was the Madison Target Retirement 2020 Fund (the “Predecessor Fund”). On August 22, 2016, the Predecessor Fund was reorganized as a new series of the Goldman Sachs Trust II. Performance prior to August 22, 2016 is that of the Predecessor Fund. Total return information of the Predecessor Fund is included in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	Annualized.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2020 PORTFOLIO

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$9.90	(1.49)%	$10	0.74	%(c)	3.01	%(c)	0.94	%(c)	204%
9.91	(1.39)	10	0.34	(c)	2.61	(c)	1.34	(c)	204
9.90	(1.49)	10	0.84	(c)	3.11	(c)	0.84	(c)	204
9.91	(1.39)	10	0.48	(c)	2.75	(c)	1.19	(c)	204
9.90	(1.49)	10	0.98	(c)	3.25	(c)	0.69	(c)	204
9.91	3.65	53,671	0.31		0.76		1.79		204
10.07	2.61	53,619	0.30		0.30		1.46		207

10.00	—	61,964	0.32	(c)	0.32	(c)	1.82	(c)	48

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from Investment Operations
Period - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations
FOR THE PERIOD ENDED OCTOBER 31,
2016 - A (Commenced August 22, 2016)	$10.00	$0.02	$(0.20)	$(0.18)
2016 - Institutional (Commenced August 22, 2016)	10.00	0.03	(0.20)	(0.17)
2016 - Service (Commenced August 22, 2016)	10.00	0.02	(0.20)	(0.18)
2016 - IR (Commenced August 22, 2016)	10.00	0.02	(0.19)	(0.17)
2016 - R (Commenced August 22, 2016)	10.00	0.01	(0.19)	(0.18)
2016 - R6 (Commenced August 22, 2016)	10.00	0.03	(0.20)	(0.17)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$9.82	(1.70)%	$10	0.75%	4.23%	1.01%	33%
9.83	(1.70)	9,783	0.34	3.85	1.42	33
9.82	(1.80)	10	0.84	4.32	0.91	33
9.83	(1.70)	10	0.49	3.97	1.27	33
9.82	(1.80)	10	0.99	4.47	0.77	33
9.83	(1.70)	10	0.33	3.92	1.43	33

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A (Commenced August 22, 2016)	$9.93	$0.02	$(0.21)	$(0.19)	$—	$—	$—
2016 - Institutional (Commenced August 22, 2016)	9.93	0.03	(0.21)	(0.18)	—	—	—
2016 - Service ( Commenced August 22, 2016)	9.93	0.02	(0.21)	(0.19)	—	—	—
2016 - IR (Commenced August 22, 2016)	9.93	0.02	(0.20)	(0.18)	—	—	—
2016 - R (Commenced August 22, 2016)	9.93	0.02	(0.21)	(0.19)	—	—	—
2016 - R6	9.97	0.19	0.11	0.30	(0.17)	(0.35)	(0.52)
2015 - R6	9.99	0.15	0.12	0.27	(0.09)	(0.20)	(0.29)

FOR THE PERIOD ENDED OCTOBER 31,
2014 - R6 (Commenced August 29, 2014)	10.00	0.03	(0.04)	(0.01)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Target Date 2030 Portfolio’s Predecessor was the Madison Target Retirement 2030 Fund (the “Predecessor Fund”). On August 22, 2016, the Predecessor Fund was reorganized as a new series of the Goldman Sachs Trust II. Performance prior to August 22, 2016 is that of the Predecessor Fund. Total return information of the Predecessor Fund is included in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	Annualized.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$9.74	(1.91)%	$10	0.74	%(c)	2.33	%(c)	1.01	%(c)	176%
9.75	(1.81)	10	0.34	(c)	1.93	(c)	1.41	(c)	176
9.74	(1.91)	10	0.83	(c)	2.43	(c)	0.92	(c)	176
9.75	(1.81)	10	0.48	(c)	2.08	(c)	1.27	(c)	176
9.74	(1.91)	10	0.98	(c)	2.57	(c)	0.77	(c)	176
9.75	3.23	74,224	0.31		0.62		1.91		176
9.97	2.76	79,007	0.30		0.30		1.49		156

9.99	(0.10)	82,852	0.32	(c)	0.32	(c)	1.87	(c)	44

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from Investment Operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations
FOR THE PERIOD ENDED OCTOBER 31,
2016 - A (Commenced August 22, 2016)	$10.00	$0.02	$(0.21)	$(0.19)
2016 - Institutional (Commenced August 22, 2016)	10.00	0.03	(0.22)	(0.19)
2016 - Service (Commenced August 22, 2016)	10.00	0.02	(0.22)	(0.20)
2016 - IR (Commenced August 22, 2016)	10.00	0.02	(0.21)	(0.19)
2016 - R (Commenced August 22, 2016)	10.00	0.02	(0.22)	(0.20)
2016 - R6 (Commenced August 22, 2016)	10.00	0.03	(0.22)	(0.19)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$9.81	(1.90)%	$10	0.75%	4.23%	1.03%	29%
9.81	(1.90)	9,765	0.34	3.85	1.44	29
9.80	(2.00)	10	0.84	4.33	0.94	29
9.81	(1.90)	10	0.49	3.97	1.29	29
9.80	(2.00)	10	0.99	4.47	0.79	29
9.81	(1.90)	10	0.32	3.93	1.46	29

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from Investment Operations			Distributions to shareholders
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR FISCAL YEARS ENDED OCTOBER 31,
2016 - A (Commenced August 22, 2016)	$9.77	$0.02	$(0.21)	$(0.19)	$—	$—	$—
2016 - Institutional (Commenced August 22, 2016)	9.77	0.03	(0.22)	(0.19)	—	—	—
2016 - Service (Commenced August 22, 2016)	9.77	0.02	(0.21)	(0.19)	—	—	—
2016 - IR (Commenced August 22, 2016)	9.77	0.02	(0.21)	(0.19)	—	—	—
2016 - R (Commenced August 22, 2016)	9.77	0.01	(0.21)	(0.20)	—	—	—
2016 - R6	9.90	0.19	0.11	0.30	(0.17)	(0.44)	(0.61)
2015 - R6	9.98	0.15	0.13	0.28	(0.10)	(0.26)	(0.36)

FOR THE PERIOD ENDED OCTOBER 31,
2014 - R6 (Commenced August 29, 2014)	10.00	0.03	(0.05)	(0.02)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Target Date 2040 Portfolio’s Predecessor was the Madison Target Retirement 2040 Fund (the “Predecessor Fund”). On August 22, 2016, the Predecessor Fund was reorganized as a new series of the Goldman Sachs Trust II. Performance prior to August 22, 2016 is that of the Predecessor Fund. Total return information of the Predecessor Fund is included in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	Annualized.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$9.58	(1.94)%	$13	0.74	%(c)	3.23	%(c)	0.98	%(c)	174%
9.58	(1.94)	10	0.34	(c)	2.82	(c)	1.41	(c)	174
9.58	(1.94)	10	0.83	(c)	3.31	(c)	0.92	(c)	174
9.58	(1.94)	10	0.48	(c)	2.96	(c)	1.27	(c)	174
9.57	(2.05)	10	0.98	(c)	3.46	(c)	0.77	(c)	174
9.59	3.33	47,340	0.31		0.80		1.97	(c)	174
9.90	2.86	50,029	0.30		0.30		1.50		160

9.98	(0.20)	58,903	0.32	(c)	0.32	(c)	1.84	(c)	46

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from investment operations
Period - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations
FOR THE PERIOD ENDED OCTOBER 31,
2016 - A (Commenced August 22, 2016)	$10.00	$0.02	$(0.22)	$(0.20)
2016 - Institutional (Commenced August 22, 2016)	10.00	0.03	(0.22)	(0.19)
2016 - Service (Commenced August 22, 2016)	10.00	0.02	(0.22)	(0.20)
2016 - IR (Commenced August 22, 2016)	10.00	0.02	(0.22)	(0.20)
2016 - R (Commenced August 22, 2016)	10.00	0.01	(0.22)	(0.21)
2016 - R6 (Commenced August 22, 2016)	10.00	0.03	(0.22)	(0.19)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$9.80	(2.00)%	$10	0.75%	4.23%	1.02%	29%
9.81	(1.90)	9,756	0.34	3.85	1.43	29
9.80	(2.00)	10	0.84	4.33	0.93	29
9.80	(2.00)	10	0.49	3.97	1.28	29
9.79	(2.10)	10	0.99	4.48	0.78	29
9.81	(2.00)	10	0.32	3.93	1.45	29

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from Investment Operations			Distributions to shareholders
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A (Commenced August 22, 2016)	$10.00	$0.02	$(0.22)	$(0.20)	$—	$—	$—
2016 - Institutional (Commenced August 22, 2016)	10.00	0.03	(0.23)	(0.20)	—	—	—
2016 - Service (Commenced August 22, 2016)	10.00	0.02	(0.23)	(0.21)	—	—	—
2016 - IR (Commenced August 22, 2016)	10.00	0.02	(0.22)	(0.20)	—	—	—
2016 - R (Commenced August 22, 2016)	10.00	0.02	(0.23)	(0.21)	—	—	—
2016 - R6	9.95	0.20	0.11	0.31	(0.16)	(0.30)	(0.46)
2015 - R6	9.98	0.15	0.13	0.28	(0.10)	(0.21)	(0.31)

FOR THE PERIOD ENDED OCTOBER 31,
2014 - R6 (Commenced August 29, 2014)	10.00	0.03	(0.05)	(0.02)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Target Date 2050 Portfolio’s Predecessor was the Madison Target Retirement 2050 Fund (the “Predecessor Fund”). On August 22, 2016, the Predecessor Fund was reorganized as a new series of the Goldman Sachs Trust II. Performance prior to August 22, 2016 is that of the Predecessor Fund. Total return information of the Predecessor Fund is included in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	Annualized.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$9.80	(2.00)%	$10	0.74	%(c)	6.30	%(c)	1.04	%(c)	191%
9.80	(2.00)	10	0.34	(c)	5.90	(c)	1.44	(c)	191
9.79	(2.10)	10	0.83	(c)	6.40	(c)	0.95	(c)	191
9.80	(2.00)	10	0.48	(c)	6.04	(c)	1.30	(c)	191
9.79	(2.10)	10	0.98	(c)	6.54	(c)	0.80	(c)	191
9.80	3.37	21,657	0.31		1.45		2.07		191
9.95	2.87	20,482	0.30		0.30		1.51		204

9.98	(0.20)	21,266	0.32	(c)	0.32	(c)	1.72	(c)	52

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from Investment Operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations
FOR THE PERIOD ENDED OCTOBER 31,
2016 - A (Commenced August 22, 2016)	$10.00	$0.02	$(0.23)	$(0.21)
2016 - Institutional (Commenced August 22, 2016)	10.00	0.03	(0.23)	(0.20)
2016 - Service (Commenced August 22, 2016)	10.00	0.02	(0.23)	(0.21)
2016 - IR (Commenced August 22, 2016)	10.00	0.02	(0.23)	(0.21)
2016 - R (Commenced August 22, 2016)	10.00	0.01	(0.22)	(0.21)
2016 - R6 (Commenced August 22, 2016)	10.00	0.03	(0.23)	(0.20)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$9.79	(2.10)%	$10	0.75%	4.23%	1.02%	34%
9.80	(2.00)	9,748	0.34	3.85	1.43	34
9.79	(2.10)	10	0.84	4.33	0.92	34
9.79	(2.00)	10	0.49	3.97	1.28	34
9.79	(2.10)	10	0.99	4.48	0.77	34
9.80	(2.00)	10	0.32	3.92	1.45	34

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements

October 31, 2016

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified
Target Date 2020	A*, Institutional*, Service*, IR*, R* and R6	Diversified
Target Date 2025*	A, Institutional, Service, IR, R and R6	Diversified
Target Date 2030	A*, Institutional*, Service*, IR*, R* and R6	Diversified
Target Date 2035*	A, Institutional, Service, IR, R and R6	Diversified
Target Date 2040	A*, Institutional*, Service*, IR*, R* and R6	Diversified
Target Date 2045*	A, Institutional, Service, IR, R and R6	Diversified
Target Date 2050	A*, Institutional*, Service*, IR*, R* and R6	Diversified
Target Date 2055*	A, Institutional, Service, IR, R and R6	Diversified

*	Commenced operations on August 22, 2016.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

Pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) approved by the Trust’s Board of Trustees, on August 22, 2016, all of the assets and liabilities of the Madison Target Retirement 2020 Fund, the Madison Target Retirement 2030 Fund, the Madison Target Retirement 2040 Fund, and the Madison Target Retirement 2050 Fund (“Predecessor Funds”) were transferred to Goldman Sachs Target Date 2020, Goldman Sachs Target Date 2030, Goldman Sachs Target Date 2040 and Goldman Sachs Target Date 2050 Portfolios (“Reorganized Portfolios”), respectively, in exchange for shares of beneficial interest of the corresponding Reorganized Portfolio on August 22, 2016, as of the close of business on August 19, 2016 (the “Reorganization”). Holders of Class R6 Shares of the Predecessor Funds received Class R6 Shares of the Reorganized Portfolios in an amount equal to the aggregate net asset value of their investment in the Predecessor Funds. The exchange was a tax-free event to shareholders. The Predecessor Funds were the accounting survivors in the Reorganization and as such, the financial statements and financial highlights include the financial information of the Predecessor Funds through August 19, 2016. On August 22, 2016, the Reorganized Portfolios also commenced offering Class A, Institutional, Service, Class IR, and Class R Shares. Subsequent to the Reorganization, Madison Asset Management, LLC, (“Madison” or “Sub Adviser”) serves as the sub-adviser to the Portfolios. GSAM compensates the Sub Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Portfolios are not charged any separate or additional investment advisory fees by the Sub Adviser.

74

GOLDMAN SACHS TARGET DATE PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Portfolios’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds (“Underlying Funds”). Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D.  Offering and Organization Costs — Offering costs paid in connection with the initial offering of shares of the Target Date 2025, Target Date 2035, Target Date 2045 and Target Date 2055 Portfolios are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of Target Date 2025, Target Date 2035, Target Date 2045 and Target Date 2055 Portfolios were expensed on the first day of operations.

E.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolios are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

75

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

October 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolios’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds — Underlying Funds include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolios invest in Underlying Funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments classified in the fair value hierarchy as of October 31, 2016:

TARGET DATE 2020 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$51,603,797	$—	$—
Total	$51,603,797	$—	$—

TARGET DATE 2025 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$9,329,628	$—	$—
Investment Companies	48,866	—	—
Total	$9,378,494	$—	$—

TARGET DATE 2030 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$70,785,414	$—	$—
Investment Companies	557,665	—	—
Total	$71,343,079	$—	$—

TARGET DATE 2035 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$9,261,562	$—	$—
Investment Companies	98,532	—	—
Total	$9,360,094	$—	$—

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GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

October 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

TARGET DATE 2040 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$44,931,451	$—	$—
Investment Companies	593,160	—	—
Total	$45,524,611	$—	$—

TARGET DATE 2045 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$9,228,962	$—	$—
Investment Companies	122,827	—	—
Total	$9,351,789	$—	$—

TARGET DATE 2050 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$20,583,375	$—	$—
Investment Companies	271,774	—	—
Total	$20,855,149	$—	$—

TARGET DATE 2055 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$9,222,382	$—	$—
Investment Companies	121,767	—	—
Total	$9,344,149	$—	$—

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GOLDMAN SACHS TARGET DATE PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Portfolio’s average daily net assets.

For the period August 22, 2016 through October 31, 2016, the contractual and effective management fees with GSAM were at the following rates for each Portfolio:

Contractual Management Rate			Effective Management Fee Annual Rate
First $2 billion	Next $3 billion	Over $5 billion
0.25%	0.23%	0.21%	0.25%

Prior to the Reorganization, Madison served as investment adviser to the Predecessor Funds. The Predecessor Funds paid Madison a fee computed and accrued daily and paid monthly at an annual rate of 0.30% of each Predecessor Fund’s average daily net assets. The 0.30% fee paid to Madison consist of a 0.25% Advisory fee and a 0.05% Administrative Services fee. Under the Administrative Services Agreement, Madison was responsible for paying substantially all of the expenses of the Predecessor Funds.

B.  Distribution Plan — Effective August 22, 2016, the Trust, on behalf of each Portfolio, has adopted Distribution Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Portfolio’s average daily net assets of each respective share class:

	Distribution Rates
	Class A*	Class R*
Distribution Plan	0.25%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge. During the fiscal year ended October 31, 2016, Goldman Sachs did not retain any of the Class A Shares’ front end sales charge.

D.  Service Plan and Shareholder Administration Plan — Effective August 22, 2016, the Trust, on behalf of each Portfolio that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations (including Goldman Sachs) to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

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Notes to Financial Statements (continued)

October 31, 2016

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Transfer Agency Agreement — Effective August 22, 2016, Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — Effective August 22, 2016, GSAM has agreed to limit certain “Other Expenses” of the Portfolios (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Portfolios. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for each Portfolio are 0.05%. These Other Expense limitations will remain in place through at least August 22, 2018, and prior to such dates GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2016, these Other Expense reimbursements, were as follows:

Portfolio	Other Expense Reimbursements
Target Date 2020	$246,152
Target Date 2025	93,591
Target Date 2030	244,151
Target Date 2035	93,592
Target Date 2040	245,937
Target Date 2045	93,592
Target Date 2050	247,616
Target Date 2055	93,591

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of October 31, 2016, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following Portfolios:

Portfolio	Class A	Institutional	Service	Class IR	Class R	Class R6
Target Date 2020	100%	100%	100%	100%	100%	—%
Target Date 2025	100	100	100	100	100	100
Target Date 2030	100	100	100	100	100	—
Target Date 2035	100	100	100	100	100	100
Target Date 2040	77	100	100	100	100	—
Target Date 2045	100	100	100	100	100	100
Target Date 2050	100	100	100	100	100	—
Target Date 2055	100	100	100	100	100	100

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year or period ended October 31, 2016, were as follows:

Portfolio	Purchases	Sales and Maturities
Target Date 2020	$106,243,199	$108,173,665
Target Date 2025	12,653,775	3,080,768
Target Date 2030	129,811,621	136,915,022
Target Date 2035	12,297,877	2,724,181
Target Date 2040	83,613,535	87,829,199
Target Date 2045	12,337,079	2,763,658
Target Date 2050	40,345,787	39,878,356
Target Date 2055	12,753,223	3,179,551

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GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

October 31, 2016

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows:

	Target Date 2020	Target Date 2030	Target Date 2040	Target Date 2050
Distribution paid from:
Ordinary income	$1,207,803	$1,551,992	$1,118,464	$469,675
Net long-term capital gains	1,456,117	2,378,711	1,929,632	507,872
Total taxable distributions	$2,663,920	$3,930,703	$3,048,096	$977,547

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows:

	Target Date 2020	Target Date 2030	Target Date 2040	Target Date 2050
Distribution paid from:
Ordinary income	$745,004	$939,469	$687,796	$240,391
Net long-term capital gains	397,309	1,474,100	1,413,974	450,143
Total taxable distributions	$1,142,313	$2,413,569	$2,101,770	$690,534

As of October 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

	Target Date 2020	Target Date 2025	Target Date 2030	Target Date 2035	Target Date 2040	Target Date 2045	Target Date 2050	Target Date 2055
Undistributed ordinary income — net	$884,799	$27,333	$1,157,215	$27,791	$894,024	$27,605	$419,793	$27,485
Undistributed long-term capital gains	1,887,095	—	2,360,025	—	1,980,519	—	807,554	—
Total undistributed earnings	$2,771,894	$27,333	$3,517,240	$27,791	$2,874,543	$27,605	$1,227,347	$27,485
Capital loss carryforwards:
Perpetual Short-Term	—	(42,018)	—	(43,545)	—	(42,812)	—	(42,112)
Unrealized gains (losses) — net	2,477,620	(152,493)	6,062,843	(170,057)	4,682,048	(178,819)	1,395,214	(187,411)
Total accumulated earnings (losses) net	$5,249,514	$(167,178)	$9,580,083	$(185,811)	$7,556,591	$(194,026)	$2,622,561	$(202,038)

As of October 31, 2016, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Target Date 2020	Target Date 2025	Target Date 2030	Target Date 2035	Target Date 2040	Target Date 2045	Target Date 2050	Target Date 2055
Tax Cost	$49,126,177	$9,530,987	$65,280,236	$9,530,151	$40,842,563	$9,530,608	$19,459,935	$9,531,560
Gross unrealized gain	3,063,444	18,007	7,410,423	26,902	5,753,559	35,488	1,938,634	39,924
Gross unrealized loss	(585,824)	(170,500)	(1,347,580)	(196,959)	(1,071,511)	(214,307)	(543,420)	(227,335)
Net unrealized gains (losses)	$2,477,620	$(152,493)	$6,062,843	$(170,057)	$4,682,048	$(178,819)	$1,395,214	$(187,411)

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GOLDMAN SACHS TARGET DATE PORTFOLIOS

6. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

In order to present certain components of the Portfolios’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios and result primarily from dividend redesignations, certain non-deductible expenses and differences in the tax treatment of underlying fund investments.

Portfolio	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Target Date 2020	$—	$(53,192)	$53,192
Target Date 2025	(508)	—	508
Target Date 2030	—	(90,548)	90,548
Target Date 2035	(508)	—	508
Target Date 2040	—	(71,955)	71,955
Target Date 2045	(508)	—	508
Target Date 2050	—	(35,996)	35,996
Target Date 2055	(508)	—	508

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

The Portfolios may be indirectly exposed to the following risks through their investments in the Underlying Funds. For more information regarding the risks of an Underlying Fund, please see the Underlying Fund’s shareholder report.

Liquidity Risk — The Portfolios may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolios may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolios have unsettled or open transactions defaults.

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GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

October 31, 2016

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

At a meeting held on May 4, 2016, the Board of Trustees of the Trust approved the Reorganization Agreement providing for the tax-free acquisition by each Portfolio of the assets of it’s Predecessor Fund. The acquisition was completed on August 22, 2016, as of close of business on August 19, 2016.

Pursuant to the Reorganization Agreement, the assets and liabilities of the Predecessor Funds were transferred in exchange for the Reorganized Portfolios’ Class R6 Shares, which were then redistributed to the Predecessor Funds’ shareholders, in a tax-free exchange as follows:

Predecessor Fund*/The Portfolio	Exchanged Shares of Survivor Issued	Value of Exchanged Shares	Acquired Fund’s Shares Outstanding as of August 22, 2016
Madison Target Retirement 2020 Fund, Class R6 / Goldman Sachs Target Date 2020 Portfolio, Class R6	5,656,518	$56,798,406	5,656,518
Madison Target Retirement 2030 Fund, Class R6 / Goldman Sachs Target Date 2030 Portfolio, Class R6	8,078,424	80,128,305	8,078,424
Madison Target Retirement 2040 Fund, Class R6 / Goldman Sachs Target Date 2040 Portfolio, Class R6	5,420,189	52,950,565	5,420,189
Madison Target Retirement 2050 Fund, Class R6 / Goldman Sachs Target Date 2050 Portfolio, Class R6	2,327,735	23,271,762	2,327,735

*	Represents the accounting survivor.

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GOLDMAN SACHS TARGET DATE PORTFOLIOS

9. OTHER MATTERS (continued)

Pursuant to the Reorganization Agreement, the assets and liabilities of the Predecessor Funds’ were transferred in exchange for the Reorganized Portfolios’ Class R6 Shares, in a tax-free exchange as follows:

Predecessor Fund*/The Portfolio	The Portfolio’s Aggregate Net Assets before the Reorganization	The Predecessor Fund’s Aggregate Net Assets before the Reorganization	The Predecessor Fund’s Unrealized Appreciation	The Portfolio’s Aggregate Net Assets Immediately after the Reorganization
Madison Target Retirement 2020 Fund, Class R6 / Goldman Sachs Target Date 2020 Portfolio, Class R6	$—	$56,798,406	$4,618,169	$56,798,406
Madison Target Retirement 2030 Fund, Class R6 / Goldman Sachs Target Date 2030 Portfolio, Class R6	—	80,128,305	9,430,943	80,128,305
Madison Target Retirement 2040 Fund, Class R6 / Goldman Sachs Target Date 2040 Portfolio, Class R6	—	52,950,565	7,610,885	52,950,565
Madison Target Retirement 2050 Fund, Class R6 / Goldman Sachs Target Date 2050 Portfolio, Class R6	—	23,271,762	2,717,875	23,271,762

*	Represents the accounting survivor

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

October 31, 2016

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Target Date 2020 Portfolio

	For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares(a)
Shares sold	996	$10,010	—	$—
Shares redeemed	(1)	(11)	—	—
	995	9,999	—	—
Institutional Shares(a)
Shares sold	996	10,010	—	—
Shares redeemed	(1)	(10)	—	—
	995	10,000	—	—
Service Shares(a)
Shares sold	996	10,010	—	—
Shares redeemed	(1)	(11)	—	—
	995	9,999	—	—
Class IR Shares(a)
Shares sold	996	10,010	—	—
Shares redeemed	(1)	(11)	—	—
	995	9,999	—	—
Class R Shares(a)
Shares sold	996	10,010	—	—
Shares redeemed	(1)	(11)	—	—
	995	9,999	—	—
Class R6 Shares
Shares sold	556,157	5,395,539	194,179	1,965,286
Reinvestment of distributions	282,195	2,663,920	114,460	1,142,314
Shares redeemed	(745,292)	(7,300,289)	(1,184,264)	(11,892,996)
	93,060	759,170	(875,625)	(8,785,396)
NET INCREASE (DECREASE)	98,035	$809,166	(875,625)	$(8,785,396)

(a)	Commenced operations on August 22, 2016.

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2025 Portfolio(a)

	For the Period Ended October 31, 2016

	Shares	Dollars

Class A Shares
Shares sold	1,001	$10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Institutional Shares
Shares sold	995,001	9,950,011
Shares redeemed	(1)	(10)
	995,000	9,950,001
Service Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Class IR Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Class R Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Class R6 Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
NET INCREASE	1,000,000	$10,000,001

(a)	Commenced operations on August 22, 2016.

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GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

October 31, 2016

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2030 Portfolio

	For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares(a)
Shares sold	1,008	$10,010	—	$—
Shares redeemed	(1)	(11)	—	—
	1,007	9,999	—	—
Institutional Shares(a)
Shares sold	1,008	10,010	—	—
Shares redeemed	(1)	(10)	—	—
	1,007	10,000	—	—
Service Shares(a)
Shares sold	1,008	10,010	—	—
Shares redeemed	(1)	(11)	—	—
	1,007	9,999	—	—
Class IR Shares(a)
Shares sold	1,008	10,010	—	—
Shares redeemed	(1)	(11)	—	—
	1,007	9,999	—	—
Class R Shares(a)
Shares sold	1,008	10,010	—	—
Shares redeemed	(1)	(11)	—	—
	1,007	9,999	—	—
Class R6 Shares
Shares sold	284,587	2,711,235	279,805	2,827,154
Reinvestment of distributions	422,202	3,930,703	243,549	2,413,569
Shares redeemed	(1,015,250)	(9,983,514)	(894,665)	(8,940,513)
	(308,461)	(3,341,576)	(371,311)	(3,699,790)
NET DECREASE	(303,426)	$(3,291,580)	(371,311)	$(3,699,790)

(a)	Commenced operations on August 22, 2016.

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GOLDMAN SACHS TARGET DATE PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2035 Portfolio(a)

	For the Period Ended October 31, 2016

	Shares	Dollars

Class A Shares
Shares sold	1,001	$10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Institutional Shares
Shares sold	995,001	9,950,011
Shares redeemed	(1)	(10)
	995,000	9,950,001
Service Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Class IR Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Class R Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Class R6 Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
NET INCREASE	1,000,000	$10,000,001

(a)	Commenced operations on August 22, 2016.

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GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

October 31, 2016

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2040 Portfolio

	For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares(a)
Shares sold	1,323	$12,879	—	$—
Shares redeemed	(1)	(11)	—	—
	1,322	12,868	—	—
Institutional Shares(a)
Shares sold	1,025	10,010	—	—
Shares redeemed	(1)	(10)	—	—
	1,024	10,000	—	—
Service Shares(a)
Shares sold	1,025	10,010	—	—
Shares redeemed	(1)	(11)	—	—
	1,024	9,999	—	—
Class IR Shares(a)
Shares sold	1,025	10,010	—	—
Shares redeemed	(1)	(11)	—	—
	1,024	9,999	—	—
Class R Shares(a)
Shares sold	1,025	10,010	—	—
Shares redeemed	(1)	(11)	—	—
	1,024	9,999	—	—
Class R6 Shares
Shares sold	121,810	1,134,819	132,290	1,322,699
Reinvestment of distributions	333,125	3,048,096	213,378	2,101,769
Shares redeemed	(572,414)	(5,513,965)	(1,191,593)	(11,779,177)
	(117,479)	(1,331,050)	(845,925)	(8,354,709)
NET DECREASE	(112,061)	$(1,278,185)	(845,925)	$(8,354,709)

(a)	Commenced operations on August 22, 2016.

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GOLDMAN SACHS TARGET DATE PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2045 Portfolio(a)

	For the Period Ended October 31, 2016

	Shares	Dollars

Class A Shares
Shares sold	1,001	$10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Institutional Shares
Shares sold	995,001	9,950,011
Shares redeemed	(1)	(10)
	995,000	9,950,001
Service Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Class IR Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Class R Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Class R6 Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
NET INCREASE	1,000,000	$10,000,001

(a)	Commenced operations on August 22, 2016.

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GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

October 31, 2016

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2050 Portfolio

	For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares(a)
Shares sold	1,001	$10,010	—	$—
Shares redeemed	(1)	(11)	—	—
	1,000	9,999	—	—
Institutional Shares(a)
Shares sold	1,001	10,010	—	—
Shares redeemed	(1)	(10)	—	—
	1,000	10,000	—	—
Service Shares(a)
Shares sold	1,001	10,010	—	—
Shares redeemed	(1)	(11)	—	—
	1,000	9,999	—	—
Class IR Shares(a)
Shares sold	1,001	10,010	—	—
Shares redeemed	(1)	(11)	—	—
	1,000	9,999	—	—
Class R Shares(a)
Shares sold	1,001	10,010	—	—
Shares redeemed	(1)	(11)	—	—
	1,000	9,999	—	—
Class R6 Shares
Shares sold	175,129	1,678,882	204,401	2,060,597
Reinvestment of distributions	104,550	977,547	69,681	690,534
Shares redeemed	(128,796)	(1,267,261)	(346,869)	(3,495,489)
	150,883	1,389,168	(72,787)	(744,358)
NET INCREASE (DECREASE)	155,883	$1,439,164	(72,787)	$(744,358)

(a)	Commenced operations on August 22, 2016.

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GOLDMAN SACHS TARGET DATE PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2055 Portfolio(a)

	For the Period Ended October 31, 2016

	Shares	Dollars

Class A Shares
Shares sold	1,001	$10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Institutional Shares
Shares sold	995,001	9,950,011
Shares redeemed	(1)	(10)
	995,000	9,950,001
Service Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Class IR Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Class R Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Class R6 Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
NET INCREASE	1,000,000	$10,000,001

(a)	Commenced operations on August 22, 2016.

93

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and

Shareholders of the Goldman Sachs Target Date Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Target Date 2020 Portfolio, Goldman Sachs Target Date 2025 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2035 Portfolio, Goldman Sachs Target Date 2040 Portfolio, Goldman Sachs Target Date 2045 Portfolio, Goldman Sachs Target Date 2050 Portfolio, and Goldman Sachs Target Date 2055 Portfolio (collectively the “Portfolios”), portfolios of the Goldman Sachs Trust II, at October 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

The statements of changes in net assets and the financial highlights for the year or periods ending October 31, 2015 or prior for the Goldman Sachs Target Date 2020 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2040 Portfolio, and Goldman Sachs Target Date 2050 Portfolio were audited by another independent registered public accounting firm, whose report dated December 18, 2015 expressed an unqualified opinion on those financial statements and financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2016

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GOLDMAN SACHS TARGET DATE PORTFOLIOS

Fund Expenses — Period Ended October 31, 2016 (Unaudited)

As a shareholder of Class A, Institutional, Service, Class IR, Class R, and Class R6 Shares of the Portfolios, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Service and Class R Shares); and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Institutional, Service, Class IR, Class R or Class R6 Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016 (for Class R6, which represents a period of 184 Days) and from August 22, 2016 through October 31, 2016 (for Class A, Institutional, Service, Class R and Class IR, which represents a period of 71 Days), in a 366 day year for the Target Date 2020, Target Date 2030, Target Date 2040 and Target Date 2050 Portfolios. The Class A, Institutional, Service, Class R, Class IR and Class R6 Example is based on the period from August 22, 2016 through October 31, 2016 which represents a period of 71 days in a 366 day year for the Target Date 2025, Target Date 2035, Target Date 2045 and Target Date 2055 Portfolios.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Target Date 2020 Portfolio				Target Date 2025 Portfolio(a)				Target Date 2030 Portfolio				Target Date 2035 Portfolio(a)
Share Class	Beginning Account Value 5/1/16	Ending Account Value 10/31/16		Expenses Paid for the 6 months ended 10/31/16*	Beginning Account Value 8/22/16	Ending Account Value 10/31/16		Expenses Paid for the 6 months ended 10/31/16*	Beginning Account Value 5/1/16	Ending Account Value 10/31/16		Expenses Paid for the 6 months ended 10/31/16*	Beginning Account Value 8/22/16	Ending Account Value 10/31/16		Expenses Paid for the 6 months ended 10/31/16*
Class A(a)
Actual	$1,000.00	$985.10		$1.42	$1,000.00	$983.00		$1.42	$1,000.00	$980.90		$1.42	$1,000.00	$981.00		$1.42
Hypothetical 5% return	1,000.00	1,008.26	+	1.44	1,000.00	1,008.13	+	1.44	1,000.00	1,008.26	+	1.44	1,000.00	1,008.13	+	1.44
Institutional(a)
Actual	1,000.00	986.10		0.65	1,000.00	983.00		0.64	1,000.00	981.90		0.65	1,000.00	981.00		0.64
Hypothetical 5% return	1,000.00	1,009.04	+	0.66	1,000.00	1,008.91	+	0.65	1,000.00	1,009.04	+	0.66	1,000.00	1,008.91	+	0.65
Service(a)
Actual	1,000.00	985.10		1.62	1,000.00	982.00		1.59	1,000.00	980.90		1.59	1,000.00	980.00		1.59
Hypothetical 5% return	1,000.00	1,008.07	+	1.64	1,000.00	1,007.96	+	1.61	1,000.00	1,008.09	+	1.62	1,000.00	1,007.96	+	1.61
Class IR(a)
Actual	1,000.00	986.10		0.92	1,000.00	983.00		0.93	1,000.00	981.90		0.92	1,000.00	981.00		0.93
Hypothetical 5% return	1,000.00	1,008.77	+	0.94	1,000.00	1,008.63	+	0.94	1,000.00	1,008.77	+	0.94	1,000.00	1,008.63	+	0.94
Class R(a)
Actual	1,000.00	985.10		1.89	1,000.00	982.00		1.88	1,000.00	980.90		1.88	1,000.00	980.00		1.87
Hypothetical 5% return	1,000.00	1,007.80	+	1.91	1,000.00	1,007.67	+	1.90	1,000.00	1,007.80	+	1.91	1,000.00	1,007.67	+	1.90
Class R6
Actual	1,000.00	1,021.60		1.58	1,000.00	983.00		0.63	1,000.00	1,024.20		1.58	1,000.00	981.00		0.61
Hypothetical 5% return	1,000.00	1,023.58	+	1.58	1,000.00	1,008.93	+	0.63	1,000.00	1,023.58	+	1.58	1,000.00	1,008.95	+	0.61

95

Fund Expenses — Period Ended October 31, 2016 (Unaudited) (continued)

	Target Date 2040 Portfolio				Target Date 2045 Portfolio(a)				Target Date 2050 Portfolio				Target Date 2055 Portfolio(a)
Share Class	Beginning Account Value 5/1/16	Ending Account Value 10/31/16		Expenses Paid for the 6 months ended 10/31/16*	Beginning Account Value 8/22/16	Ending Account Value 10/31/16		Expenses Paid for the 6 months ended 10/31/16*	Beginning Account Value 5/1/16	Ending Account Value 10/31/16		Expenses Paid for the 6 months ended 10/31/16*	Beginning Account Value 8/22/16	Ending Account Value 10/31/16		Expenses Paid for the 6 months ended 10/31/16*
Class A(a)
Actual	$1,000.00	$980.60		$1.42	$1,000.00	$980.00		$1.42	$1,000.00	$980.00		$1.42	$1,000.00	$979.00		$1.42
Hypothetical 5% return	1,000.00	1,008.26	+	1.44	1,000.00	1,008.13	+	1.44	1,000.00	1,008.26	+	1.44	1,000.00	1,008.13	+	1.44
Institutional(a)
Actual	1,000.00	980.60		0.65	1,000.00	981.00		0.64	1,000.00	980.00		0.65	1,000.00	980.00		0.64
Hypothetical 5% return	1,000.00	1,009.04	+	0.66	1,000.00	1,008.91	+	0.65	1,000.00	1,009.04	+	0.66	1,000.00	1,008.91	+	0.65
Service(a)
Actual	1,000.00	980.60		1.59	1,000.00	980.00		1.59	1,000.00	979.00		1.59	1,000.00	979.00		1.59
Hypothetical 5% return	1,000.00	1,008.09	+	1.62	1,000.00	1,007.96	+	1.61	1,000.00	1,008.09	+	1.62	1,000.00	1,007.96	+	1.61
Class IR(a)
Actual	1,000.00	980.60		0.92	1,000.00	980.00		0.93	1,000.00	980.00		0.92	1,000.00	980.00		0.93
Hypothetical 5% return	1,000.00	1,008.77	+	0.94	1,000.00	1,008.63	+	0.94	1,000.00	1,008.77	+	0.94	1,000.00	1,008.63	+	0.94
Class R(a)
Actual	1,000.00	979.50		1.88	1,000.00	979.00		1.87	1,000.00	979.00		1.88	1,000.00	979.00		1.87
Hypothetical 5% return	1,000.00	1,007.80	+	1.91	1,000.00	1,007.67	+	1.90	1,000.00	1,007.80	+	1.91	1,000.00	1,007.67	+	1.90
Class R6
Actual	1,000.00	1,027.90		1.58	1,000.00	980.00		0.61	1,000.00	1,030.50		1.58	1,000.00	980.00		0.61
Hypothetical 5% return	1,000.00	1,023.58	+	1.58	1,000.00	1,008.95	+	0.61	1,000.00	1,023.58	+	1.58	1,000.00	1,008.95	+	0.61

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A(a)	Institutional(a)	Service(a)	Class IR(a)	Class R(a)	Class R6
Target Date 2020	0.74	0.34	0.84	0.48	0.98	0.31
Target Date 2025	0.75	0.34	0.84	0.49	0.99	0.33	(a)
Target Date 2030	0.74	0.34	0.83	0.48	0.98	0.31
Target Date 2035	0.75	0.34	0.84	0.49	0.99	0.32	(a)
Target Date 2040	0.74	0.34	0.83	0.48	0.98	0.31
Target Date 2045	0.75	0.34	0.84	0.49	0.99	0.32	(a)
Target Date 2050	0.74	0.34	0.83	0.48	0.98	0.31
Target Date 2055	0.75	0.34	0.84	0.49	0.99	0.32	(a)

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
(a)	Commenced operations on August 22, 2016.

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GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited)

Background

The Goldman Sachs Target Date 2020 Portfolio, Goldman Sachs Target Date 2025 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2035 Portfolio, Goldman Sachs Target Date 2040 Portfolio, Goldman Sachs Target Date 2045 Portfolio, Goldman Sachs Target Date 2050 Portfolio, and Goldman Sachs Target Date 2055 Portfolio (the “Portfolios”) are newly-organized investment portfolios of Goldman Sachs Trust II (the “Trust”) that commenced investment operations on June 23, 2016. At a meeting held on May 4, 2016 (the “Meeting”) in connection with the Portfolios’ launch, the Trustees, including all of the Trustees present who are not parties to the Portfolios’ investment management agreement or any sub-advisory agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), approved (i) the investment management agreement (the “Management Agreement”) between the Trust on behalf of the Portfolios and Goldman Sachs Asset Management, L.P. (the “Investment Adviser”); and (ii) the sub-advisory agreement (the “Sub-Advisory Agreement” and, collectively with the Management Agreement, the “Agreements”) between the Investment Adviser and Madison Asset Management, LLC (the “Sub-Adviser”), each for a term of two years.

In connection with their consideration of the Agreements, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Agreements, the Trustees relied upon information included in presentations made by the Investment Adviser (and, with respect to the Sub-Advisory Agreement, materials furnished and presentations made by the Sub-Adviser) and other information received at the Meeting and at prior Board meetings.

Management Agreement

At the Meeting, the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by each Portfolio; a comparison of each Portfolio’s proposed management fees and anticipated expenses with those paid by other similar mutual funds; potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Portfolios; and potential benefits to be derived by the Portfolios from their relationship with the Investment Adviser and its affiliates.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided to the Portfolios by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided by the Investment Adviser and its affiliates. The Trustees also considered information about the Portfolios’ structure, investment objectives, strategies and other characteristics. The Trustees noted the experience and capabilities of the Investment Adviser’s portfolio management team and other key personnel that would be providing services to the Portfolios.

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GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Portfolios. They considered that although the Portfolios were new, certain of the Portfolios were the successors to mutual funds managed by the Sub-Adviser for which prior performance information was available. They also observed that the Investment Adviser had experience managing other sub-advised funds (including other series of the Trust), and has a team dedicated to sub-adviser oversight. The Trustees also reviewed the sub-adviser oversight process that the Investment Adviser had employed and was expected to employ going forward, which included areas such as investment analytics, risk management and compliance.

Costs of Services to be Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by each Portfolio thereunder, and the net amount expected to be retained by the Investment Adviser after payment of sub-advisory fees. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Portfolios, which include both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds. The Trustees also reviewed each Portfolio’s projected total operating expense ratios (both gross and net of expense limitations). They compared each Portfolio’s projected fees and expenses to similar information for comparable mutual funds advised by other, unaffiliated investment management firms (including the predecessor target date funds managed by the Sub-Adviser), as well as the peer group and category medians. The comparisons of each Portfolio’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that the comparisons were useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by each Portfolio.

The Trustees recognized that there was not yet profitability data to evaluate for the Portfolios, but considered the Investment Adviser’s representations that such data would be provided after the Portfolios commenced operations.

Economies of Scale

The Trustees considered the breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of each Portfolio:

Average Daily Net Assets	Management Fee Annual Rate
First $2 billion	0.25%
Next $3 billion	0.23
Over $5 billion	0.21

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with each Portfolio and its shareholders as assets under management reach those asset levels. The Trustees considered each Portfolio’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to limit certain expenses of each Portfolio that exceed a specified level. The Independent Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules, including the terms of the minimum sub-advisory fee arrangement (described below). Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

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Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationships with the Portfolios, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of the Investment Adviser’s other clients; (c) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (d) Goldman Sachs’ retention of certain fees as Distributor; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios; and (f) the possibility that the working relationship between the Investment Adviser and the Portfolios’ third party service providers (including the Sub-Adviser) may cause those service providers to be more likely to do business with other areas of Goldman Sachs.

Other Benefits to the Portfolios and Their Shareholders

The Trustees also noted that the Portfolios are expected to receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel, along with certain sub-advisers, to provide services to the Portfolios because of the reputation of the Goldman Sachs organization; and (c) the Portfolios’ access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the investment management fees that would be payable by each Portfolio were reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and each Portfolio’s reasonably anticipated asset levels. The Trustees present concluded that the Management Agreement should be approved for a period of two years.

Sub-Advisory Agreement with Madison Asset Management, LLC

Nature, Extent, and Quality of the Services Provided Under the Sub-Advisory Agreement

The Trustees, including all of the Independent Trustees present, concluded that the Sub-Advisory Agreement between the Investment Adviser and Madison Asset Management, LLC (the “Sub-Adviser”) with respect to the Fund should be approved. In reaching this determination, they relied on the information provided by the Investment Adviser and the Sub-Adviser. In evaluating the nature of the Sub-Adviser’s services, the Trustees considered that the Sub-Adviser currently manages other “target date” mutual funds, which were expected to be reorganized into certain of the Portfolios having corresponding target dates. In evaluating the extent and quality of services to be provided by the Sub-Adviser, the Trustees considered information on the respective services to be provided to the Portfolios by the Investment Adviser and the Sub-Adviser, including information about the Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing a suite of target date mutual funds; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they considered assessments provided by the Investment Adviser of the Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and its compliance program.

99

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Costs of Services to be Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement and the proposed fee schedule, including breakpoints, as well as the Investment Adviser’s agreement to pay the Sub-Adviser a minimum sub-advisory fee with respect to the Sub-Adviser’s first three years of service. They noted that the compensation paid to the Sub-Adviser would be paid by the Investment Adviser, not by the Portfolios. They also noted that the terms of the Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and the Sub-Adviser. The Trustees considered the amount of the management fee expected to be retained by the Investment Adviser.

Conclusion

In connection with their consideration of the Sub-Advisory Agreement at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees present concluded that the Sub-Advisory Agreement should be approved.

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GOLDMAN SACHS TARGET DATE PORTFOLIOS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 2012

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Cheryl K. Beebe Age: 60	Trustee	Since 2015	Ms. Beebe is retired. She is Director, Convergys Corporation (2015-Present); Director, Packaging Corporation of America (2008-Present); and was formerly Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a global corn refining and manufacturing company) (2004-2014). Trustee — Goldman Sachs Trust II.	17	Convergys Corporation (a customer management company); Packaging Corporation of America (producer of container board)
John P. Coblentz, Jr. Age: 75	Trustee	Since 2012

Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (a consulting company) (2004-2006); and Director, Elderhostel, Inc. (a not-for profit organization) (2006-2012). Previously, Mr. Coblentz served as Trustee of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (2003-2015).

Trustee — Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				36	None
Lawrence Hughes Age: 58	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as Chairman of the Board of Directors, Ellis Memorial and Eldredge House (a not-for-profit organization) (2012-Present). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	17	None
John F. Killian Age: 61	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II.	17	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company

101

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 77	Trustee	Since 2012

Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Previously, Mr. Strubel served as Trustee of Goldman Sachs Trust (1987-2015) and Goldman Sachs Variable Insurance Trust (1997-2015).

Trustee — Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				36	None
Westley V. Thompson Age: 61	Trustee	Since 2016	Mr. Thompson is retired. Formerly, he was President, Sun Life Financial, Inc. (a financial services company) (2008-2014); and held senior management positions at various insurance companies including affiliates of Lincoln National Corporation (1998-2008), Cigna Corporation (1994-1997), and Aetna, Inc. (1979-1994). Previously, Mr. Thompson served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	17	None

102

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2012	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2016, Goldman Sachs Trust II consisted of 17 portfolios (15 of which offered shares to the public); Goldman Sachs Trust consisted of 92 portfolios (91 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

103

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	President and Trustee	Since 2012

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2012 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust II — Goldman Sachs Target Date Portfolios — Tax Information (Unaudited)

For the fiscal year ended October, 2016, 18.05%, 32.53%, 31.68% and 32.58% of the dividends paid from net investment company taxable income by the Target Date 2020, Target Date 2030, Target Date 2040 and Target Date 2050 Portfolios, respectively, qualify for the dividends received deduction available to corporations.

For the fiscal year ended October, 2016, the Target Date 2020, Target Date 2030, Target Date 2040 and Target Date 2050 Portfolios designate 26.47%, 48.46%, 48.67% and 53.80%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Target Date 2020, Target Date 2030, Target Date 2040 and Target Date 2050 Portfolios designate $1,456,117, $2,378,711, $1,929,632 and $507,872, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October, 2016.

During the fiscal year ended October, 2016, the Target Date 2020, Target Date 2030, Target Date 2040 and Target Date 2050 Portfolios designate $342,597, $298,412, $283,125, and $123,040, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

104

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.15 trillion in assets under supervision as of September 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

■	Financial Square Treasury Solutions Fund[1]
■	Financial Square Government Fund[1]
■	Financial Square Money Market Fund[2]
■	Financial Square Prime Obligations Fund[2]
■	Financial Square Treasury Instruments Fund[1]
■	Financial Square Treasury Obligations Fund[1]
■	Financial Square Federal Instruments Fund[1]
■	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

■	Investor Money Market Fund[3]
■	Investor Tax-Exempt Money Market Fund[3,4]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short-Term Conservative Income Fund[5]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[6]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	N-11 Equity Fund

Select Satellite

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund
■	Global Infrastructure Fund

Total Portfolio Solutions

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[7]
■	Balanced Strategy Portfolio
■	Multi-Manager U.S. Small Cap Equity Fund
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax-Advantaged Global Equity Portfolio
■	Strategic Factor Allocation Fund
■	Target Date 2020 Portfolio
■	Target Date 2025 Portfolio
■	Target Date 2030 Portfolio
■	Target Date 2035 Portfolio
■	Target Date 2040 Portfolio
■	Target Date 2045 Portfolio
■	Target Date 2050 Portfolio
■	Target Date 2055 Portfolio
■	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[5]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Cheryl K. Beebe John P. Coblentz, Jr. Lawrence Hughes John F. Killian James A. McNamara Richard P. Strubel Westley V. Thompson	OFFICERS James A. McNamara, President Scott M. McHugh, Treasurer, Senior Vice President, and Principal Financial Officer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-Q. The Portfolios’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. When available, the Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Portfolio holdings and allocations shown are as of October 31, 2016 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Portfolio and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 76002-TMPL-12/2016 TARGDATEAR-16/218

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John F. Killian is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Fund of the Goldman Sachs Trust II to which this certified shareholder report relates.

	2016	2015	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$266,060	$58,926	Financial Statement audits.

Audit-Related Fees:

• PwC	$11,328	$0

Tax Fees:

• PwC	$65,432	$9,204

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust II’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust II pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2016	2015	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,428,616	$1,658,616	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Fund’s Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust II. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust II (“GST II”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST II may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST II at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST II, the Audit Committee will pre-approve those non-audit services provided to GST II’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST II) where the engagement relates directly to the operations or financial reporting of GST II.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST II’s service affiliates listed in Table 2 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST II by PwC for the twelve months ended October 31, 2016 and October 31, 2015 were $76,760 and $9,204 respectively. The aggregate non-audit fees billed to GST II’s adviser and service affiliates by PwC for the twelve months ended October 31, 2016 and October 31, 2015 were approximately $14.4 million and $10.2 million respectively. With regard to the aggregate non-audit fees billed to GST II’s adviser and service affiliates, the 2016 and 2015 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST II’s operations or financial reporting.

Item 4(h) — GST II’s Audit Committee has considered whether the provision of non-audit services to GST II’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust II’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its Multi-Manager Non-Core Fixed Income Fund.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust II

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	January 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	January 5, 2017

By:	/s/ Scott McHugh
Scott McHugh
Principal Financial Officer
Goldman Sachs Trust II

Date:	January 5, 2017